UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Richard J. Byrne 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2008

Date of reporting period:	12/31/2008

Item 1. Reports to Stockholders.

MML Series Investment Fund

Annual Report

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML NASDAQ-100® Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2008

Table of Contents

President's Letter to Shareholders	1

Economic and Market Review	3

Portfolio Manager Reports	7

Portfolio of Investments

MML Large Cap Value Fund	27

MML Equity Index Fund	29

MML Growth Equity Fund	35

MML NASDAQ-100® Fund	37

MML Small Cap Growth Equity Fund	39

MML Emerging Growth Fund	42

Statements of Assets and Liabilities	44

Statements of Operations	48

Statements of Changes in Net Assets	50

Financial Highlights	54

Notes to Financial Statements	61

Report of Independent Registered Public Accounting Firm	77

Trustees and Officers (Unaudited)	78

Federal Tax Information (Unaudited)	82

Other Information (Unaudited)	83

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund – President's Letter to Shareholders

To Our Shareholders

December 31, 2008

Richard J. Byrne

"While today's headlines may, at times, be alarming, it's important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today's issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested."

The economic challenges of 2008 remain, but maintaining a long-term approach is still critical

Welcome to the MML Series Investment Fund Annual Report, covering the one-year period ended December 31, 2008. During 2008, one of the most difficult years in recent history, Americans struggled through a broad range of economic challenges – many of which had not been seen in decades. These difficulties forced many to adopt lifestyle changes that necessitated a closer look at all expenditures, including those associated with preparing for a more secure financial future.

Throughout it all, however, it's important to remember that investing for retirement is a long-term proposition. So while today's headlines may, at times, be alarming, it's important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today's issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested.

What retirement investors can do in today's challenging environment

•  Stay calm. While it is important to stay abreast of what is going on in the financial markets today, it's more important to keep it all in the proper perspective. If you're like most retirement investors, you won't be looking to withdraw your retirement funds in 2009. And even if you do begin to withdraw money this year, the majority of your retirement account will likely remain invested for many years to come.

•  Get professional help. If you work with a financial professional, today's economic environment provides you with an excellent reason to consult him or her to assess your overall retirement plan. Together, you can determine any adjustments that should be made to your portfolio or your contribution levels to help you reach your long-term financial goals.

•  Dollar-cost-averaging may help investors in volatile markets.1 Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.

•  Try to avoid sudden or drastic changes. While you may intend to remain invested for a number of years, it's important that you implement any changes to your portfolio based on a thorough review of your long-term needs and objectives. Your financial professional can help you assess your situation – and help you avoid sudden moves that investors often come to regret over time.

Keep your eye on the future

As a reminder, the financial markets, like our economy, have always been cyclical, but historically have provided opportunities for growth over the long term. We believe investors should consider a portfolio that is designed to function properly under all market conditions, based on your risk tolerance and the number of years you have until retirement. This can help to eliminate the need for sudden changes in positioning during times of market volatility. Most financial professionals believe that investors who maintain their financial strategy over time have the potential to reach their long-term financial objectives.

1  Dollar-cost-averaging does not assure a profit or protect against loss in a declining market, and involves continuous investment in securities regardless of fluctuating prices. An investor should consider his/her ability to continue investing through periods of low price levels. See the MML Series Investment Fund prospectus for complete details.

(Continued)

1

MML Series Investment Fund – President's Letter to Shareholders (Continued)

I thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2008

Financial markets roiled by critical problems; U.S. Government intervention attempts to avoid economic meltdown

During the year ended December 31, 2008, severe problems that had begun to challenge many Americans before the year even began continued to rock the financial world – the subprime mortgage crisis, the weak U.S. housing market and high commodity (particularly oil) prices – and served as a drag on the economy in 2008. Oil prices dropped in the second half of the year on lowered demand, reflecting a global economic slowdown. Key market events triggered aggressive interventions from the U.S. Government and governments worldwide, including revised monetary policies and corporate bailouts, which were intended to pull economies the world over out of their decline and stabilize financial markets. The credit crunch created by the subprime mortgage crisis took its toll on businesses of all sizes, and U.S. unemployment rose substantially over the course of the year. Investors will also remember 2008 as the year that changed the face of Wall Street. Indeed, the year marked the failures (or takeovers) of multiple major American financial institutions, including Bear Stearns, IndyMac Bancorp, Fannie Mae, Freddie Mac, American International Group (AIG), Merrill Lynch, Lehman Brothers, Washington Mutual and Wachovia.

Market performance

For the 12 months ended December 31, 2008, bonds outpaced equities in an environment of continual market volatility. The Dow Jones Industrial AverageSM ("Dow"), a recognized measure of blue-chip stock performance, shed 33.84% of its value during what turned out to be its worst year since 1931. Similarly, the S&P 500® Index ("S&P 500"), a measure of U.S. large-cap stock performance, gave back 37.00% of its value. Small-cap and technology stocks, as measured by the Russell 2000® Index and the NASDAQ Composite® Index ("NASDAQ"), respectively, posted losses of 33.80% and 40.53%. A significant loser in the U.S. equity market, however, was the Russell Midcap Growth Index, a benchmark of the performance of mid-cap U.S. common stocks, which lost 44.32% for the year. In international equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI® EAFE®"), a benchmark for foreign stocks in developed markets, fell 43.39%. Of particular note in the international equity marketplace in 2008 was the Morgan Stanley Capital International Emerging Markets Index, which measures the performance of emerging stock markets throughout the world, but excludes certain market segments unavailable to U.S.-based investors. It lost 53.33% of its value.*

Investments in the fixed-income markets for the most part fared significantly better than their equity peers during 2008. A standout performer was the Barclays Capital 1-3 Year U.S. Government Bond Index (formerly known as the Lehman Brothers® 1-3 Year U.S. Government Bond Index), which measures the results of U.S. Government bonds with one to three years remaining to the scheduled payment of principal. It advanced 6.66%. Other closely watched benchmarks in the fixed-income market also gained ground in 2008. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), a broad measure of the U.S. investment-grade bond markets, returned 5.24%. Treasury bills also advanced, as measured by the Salomon Smith Barney 3-Month Treasury Bill Index, which returned 1.80%. Reflecting investor preference for higher-quality securities and aversion to risk in this environment, the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers U.S. Corporate High-Yield Bond Index) – which measures the performance of fixed rate, non-investment-grade debt – lost 26.16%, but still managed to outperform the S&P 500 and the Dow.*

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

3

MML Series Investment Fund – Economic and Market Review (Continued)

2008 stumbles out of the gate in the first quarter

2008 began against a backdrop of a subprime mortgage crisis and blue-chip financial company writedowns (i.e., the reduction of the book value of an asset because it is overvalued compared to the current market value) – along with countless earnings disappointments. Headlines announced departures of well-known senior and top executives from some of Wall Street's giants in the wake of the ever-growing impact of the subprime crisis – in an indication of what was yet to come. In this environment, U.S. and international stocks struggled and higher-quality bonds advanced, benefiting from concerned investors' preference for lower-risk investments. While the MSCI EAFE was weaker than the S&P 500 in local currency terms, a weak U.S. dollar boosted the former's dollar-based value.

As conditions in the financial markets deteriorated, the Federal Reserve ("Fed") responded to the burgeoning economic crisis by dramatically stepping up the pace at which Fed officials lowered short-term interest rates. After federal funds rate reductions of only 0.25% in October and December 2007, the Fed responded to January's falling stock market with an unscheduled 0.75% reduction on January 22, 2008 – with another 0.50% cut at the end of the month. The federal funds rate is the interest rate at which banks and other financial institutions lend to one another overnight. A weakening labor market and softening consumer spending, together with ongoing crisis conditions in the financials sector, prompted the Fed to make another 0.75% cut in March. In addition, in a major departure from previous Fed policy, the central bank announced that it was permitting investment banks to borrow directly from it, a privilege formerly reserved for commercial banks. This change of policy provides a source of short-term funds that can be accessed at the current discount rate (the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis).

The Fed's most controversial move during the first quarter was its involvement in the takeover of Bear Stearns, then the nation's fifth-largest investment bank, by JPMorgan Chase. As its customers withdrew funds at an accelerating pace and lenders pulled back on financing, Bear Stearns found itself in critical condition by mid-March. The Federal Reserve Bank of New York subsequently agreed to cover up to $29 billion in losses if Bear Stearns' assets should go bad, with JPMorgan Chase covering the first $1 billion, a move that proved to foretell of a new era in U.S. Government economic intervention. On March 31, 2008, Treasury Secretary Henry Paulson unveiled a plan to revamp the federal government's oversight of the U.S. financial markets.

The second quarter brings further challenges

In the second quarter of 2008, many sectors of both the stock and bond markets declined, as surging energy prices, which created a stiff headwind for the auto and airline industries, continued to challenge the American consumer. The surprising strength of the U.S. dollar during the quarter muted the returns of the MSCI EAFE, which nevertheless outperformed both the Dow and the S&P 500 for the three-month period. Crude oil touched $140 a barrel by the end of June, pushing the average price of a gallon of regular gasoline to more than $4.00. The May employment report unnerved investors, as the nation's unemployment rate rose from 5.0% to 5.5% and fueled concerns that the U.S. economy might enter a recession. Also weighing on investor sentiment in June was a worsening inflation picture. Elsewhere, home prices continued their decline. All of these factors led to slumping consumer confidence. On a brighter note, the U.S. dollar, which had been struggling against major currencies for quite some time, showed renewed strength.

4

MML Series Investment Fund – Economic and Market Review (Continued)

Government intervention accelerates in the third quarter

Investors had hoped that the March 2008 takeover of Bear Stearns by JPMorgan Chase marked the turning point of the crisis in the financials sector. However, an extraordinary – and seemingly relentless – series of events in the third quarter of 2008 sent investors reeling and consequently, put downward pressure on stock prices:

•  July 11: Federal regulators seized IndyMac Bank;

•  Sept. 7: The U.S. Government rescued government-sponsored entities Fannie Mae and Freddie Mac;

•  Sept. 14: Brokerage and investment bank Merrill Lynch arranged to be bought by Bank of America;

•  Sept. 15: Lehman Brothers, the fourth-largest U.S. investment bank, filed for Chapter 11 bankruptcy protection in the largest corporate bankruptcy filing ever in the United States;

•  Sept. 16: Insurer AIG received an emergency, U.S. Government-underwritten $85 billion loan after its stock plunged and its debt was downgraded by all three major credit-rating agencies;

•  Sept. 19: U.S. Treasury Secretary Paulson unveiled a sweeping $700 billion proposal to purchase hard-to-sell mortgage assets from banks;

•  Sept. 21: Federal regulators agreed to allow the last two surviving U.S. investment banks, Goldman Sachs and Morgan Stanley, to become bank holding companies, in a move intended to help these banks survive the financial crisis and give them easier access to credit;

•  Sept. 25: Savings and loan Washington Mutual was seized by federal regulators, and its loan portfolio and retail branches were sold to JPMorgan Chase;

•  Sept. 29: Citigroup agreed to acquire the banking assets of Wachovia, the nation's fourth-largest bank, in a deal that excluded Wachovia's brokerage and asset management businesses. (The agreement never came to fruition. In the first week of October, Wells Fargo upended the Citigroup deal with one that included the purchase of all of Wachovia, including the firm's banking, retail brokerage, asset management, insurance and retirement services businesses.); and

•  Also on Sept. 29, the U.S. House of Representatives defeated the Bush administration's economic rescue plan, sending stocks sharply lower.

During the third quarter of 2008, the Dow declined 4.40%, while the S&P 500 lost 8.36%. Foreign equities struggled against slumping economic activity abroad and a sharp rally in the U.S. dollar, resulting in a decline of 20.56% for the MSCI EAFE.

Fourth quarter: U.S. Government passes bailout act; recession confirmed

In early October, President Bush signed the Emergency Economic Stabilization Act of 2008 (EESA) into law. EESA authorized the Troubled Asset Relief Program (TARP), which was originally expected to support financial institutions by buying their troubled assets. U.S. Treasury Secretary Henry Paulson later indicated that TARP's focus was shifting to companies providing consumer debt in an effort to improve the flow of funds for consumer loans. In late December, President Bush made $17.4 billion in loans (taken from TARP assets) available to General Motors Corp. and Chrysler after the U.S. Senate had rejected a proposal earlier in the month.

The Fed responded to the weak economy and low consumer confidence by cutting interest rates three times in the fourth quarter of 2008, bringing the target federal funds rate to a historic low of between zero and 0.25%, from its prior target of 1%. The Fed also cut the discount rate to 0.5%.

The widely anticipated official declaration of a U.S. recession finally occurred at the beginning of December, when the National Bureau of Economic Research (NBER) announced that the economy

5

MML Series Investment Fund – Economic and Market Review (Continued)

had been in recession since the previous December (2007). Other headlines in the fourth quarter of 2008 also underscored the dire state of our economy:

•  November's unemployment report revealed a loss of 533,000 jobs, the biggest one-month decline since 1974.

•  Home prices continued to fall. In October, the 20-city Case-Shiller Home Price Index dropped by 18% versus a year earlier, marking 27 consecutive monthly declines for that benchmark.

•  The Institute for Supply Management's manufacturing index – in part, reflecting depressed auto sales – receded to 36.2 in November, its lowest reading since May 1982.

•  The retail industry suffered one of the worst holiday shopping seasons in years.

•  The broader economy, as measured by GDP (gross domestic product), fell by a revised 0.5% in the third quarter, its largest decline in seven years.

The Dow declined 19.12% for the quarter – similarly, the S&P 500 fell 21.96% and the NASDAQ lost 24.61%. Stocks of foreign developed markets also struggled, as the MSCI EAFE Index declined 19.96%. Oil prices continued their slide during December, closing out the year near $45 per barrel, as violence in the Middle East escalated. (Prices had dropped to the low $30 range earlier in the quarter.) Most other commodities also suffered from declining demand in the face of the global economic downturn. The U.S. dollar remained strong for most of the quarter. Fixed-income performance was mixed, as the continuing flight to quality that started at the end of 2007 benefited this market segment during the fourth quarter of 2008. The yield on the benchmark 10-year Treasury Note declined 1.60% to finish the year at 2.25% – spurring an increase in mortgage refinancings in the second half of the fourth quarter.

As 2008 drew to a close, investors were hopeful that the U.S. economy would emerge from recession and market performance would return to positive territory; however, many market watchers are cautious about the immediate future with so few encouraging signs on the horizon.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

6

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of MML Large Cap Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks both capital growth and income by selecting businesses that possess characteristics that the Fund's sub-adviser believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The Fund's sub-adviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -39.30%, trailing the -37.00% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. In addition, the Fund underperformed the -36.85% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   The sectors within the S&P 500 Index that turned in the weakest performance in 2008 were financials, materials and information technology. The sectors that turned in the strongest (but still negative) performance over the year were consumer staples and health care.

The Fund's holdings in the financials sector outperformed the corresponding sector within the benchmark, but were still the greatest detractors from performance. A higher relative average weighting in this sector detracted from both absolute and relative performance. American International Group (AIG), American Express, Merrill Lynch, Berkshire Hathaway, Loews and JPMorgan Chase substantially hampered performance. Conversely, Wells Fargo and Hartford Financial Services were among the top contributors to the Fund's performance.

Energy holdings also worked against the Fund's progress in 2008. The combination of an overweight position and the underperformance of the Fund's energy companies versus the benchmark was detrimental. ConocoPhillips and China Coal Energy were among the top detractors for the year.

The Fund's relative performance benefited from holding an overweight position in consumer staples companies. Unfortunately, the Fund's consumer staples holdings underperformed the corresponding sector within the benchmark. Walmart was among the most important contributors to performance, while Costco was among the most significant detractors. (The Fund no longer owned Walmart as of the end of 2008.)

The Fund's relative performance was harmed by having an underweight position in health care companies. The Fund's health care holdings underperformed the benchmark – despite the fact that Schering Plough was among the top contributors to overall performance for the year. H&R Block, a consumer discretionary company, was the most important contributor to the Fund's performance in 2008.

The Fund held approximately 9% of assets in foreign companies (including American Depositary Receipts) as of December 31, 2008. Overall, these companies underperformed the domestic companies held by the Fund during the year.

What is your outlook?
   We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals. As of December 31, 2008, four companies had dropped out of the Fund's top 10 holdings from December 31, 2007. Two of these holdings, Microsoft and American Express, were still among the Fund's top 20 holdings as 2009 began. Three new additions to the Fund's top 10 holdings at the end of 2008 included Wells Fargo, Comcast and EOG Resources – all of which were among the Fund's top 20 holdings at the end of 2007.

7

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

MML Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Costco Wholesale Corp.	4.9%
Berkshire Hathaway, Inc. Class A	4.9%
Wells Fargo & Co.	4.3%
JP Morgan Chase & Co.	4.2%
ConocoPhillips	4.2%
Occidental Petroleum Corp.	4.1%
Devon Energy Corp.	3.4%
Philip Morris International, Inc.	3.3%
EOG Resources, Inc.	2.9%
American Express Co.	2.4%
38.6%

MML Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Financial	26.6%
Energy	16.9%
Consumer, Non-cyclical	16.4%
Consumer, Cyclical	10.0%
Industrial	6.2%
Communications	6.0%
Technology	5.1%
Basic Materials	2.4%
Diversified	0.6%
Utilities	0.2%
Total Long-Term Investments	90.4%
Short-Term Investments and Other Assets and Liabilities	9.6%
Net Assets	100.0%

8

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund Initial Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/00 - 12/31/08
Initial Class	(39.30)%	(2.45)%	(1.95)%
S&P 500 Index*	(37.00)%	(2.19)%	(3.65)%
Russell 1000 Value Index	(36.85)%	(0.79)%	0.83%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Large Cap Value Fund Service Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(30.69)%
S&P 500 Index*	(28.90	)%+
Russell 1000 Value Index	(27.89	)%+

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

9

MML Equity Index Fund – Portfolio Manager Report

What is the investment objective of MML Equity Index Fund – and who is the Fund's sub-adviser?
   The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. The Fund pursues this objective by investing at least 80% of its net assets in the securities of companies that make up the S&P 500 Index. The Fund's sub-adviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Class I shares returned -37.26%, modestly lagging the -37.00% return of the S&P 500 Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   All benchmark sectors posted negative returns for the time period. Information technology, which is the largest sector in the benchmark, returned -43.14%. Energy, health care and financials, the three next-largest sectors in the benchmark, which cumulatively accounted for 41.4% of the benchmark, returned -34.87%, -22.81% and -55.32%, respectively, for the year.

The year 2008 was marked by extreme volatility in equity markets around the world, as the effects of the subprime mortgage crisis ricocheted throughout the financial system, resulting in a global credit crunch and economic slowdown. The near collapse of Bear Stearns in March of 2008, and the subsequent U.S. Government-orchestrated purchase of the bank by J.P. Morgan marked the beginning of a series of bank failures and government interventions. Following the bailout of Fannie Mae and Freddie Mac, the bankruptcy filing of Lehman Brothers, the acquisition of Merrill Lynch by Bank of America, the provision of an $85 billion emergency rescue loan to insurance giant American International Group (AIG) and the failure of Washington Mutual, a comprehensive fiscal rescue plan was developed by U.S. Government officials and congressional lawmakers.

The election of Barack Obama as the 44th president of the United States sparked a brief rally in early November, but market volatility subsequently continued nearly unchecked, as grim economic news persisted – including the announcement that the U.S. officially slid into a recession in December of 2007.

Oil prices peaked in the third quarter of 2008 and fell throughout the fourth quarter, closing at $41.02 a barrel on December 31.

What is your outlook?
   As we entered 2009, investors faced a wide array of challenges. These included the ongoing housing and subprime mortgage crises, rapidly escalating unemployment, and the new threat of deflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark during 2009.

"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

10

MML Equity Index Fund – Portfolio Manager Report (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Exxon Mobil Corp.	5.1%
The Procter & Gamble Co.	2.3%
General Electric Co.	2.1%
AT&T, Inc.	2.1%
Johnson & Johnson	2.1%
Chevron Corp.	1.9%
Microsoft Corp.	1.8%
Wal-Mart Stores, Inc.	1.6%
Pfizer, Inc.	1.5%
JP Morgan Chase & Co.	1.5%
22.0%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	25.3%
Energy	13.2%
Financial	12.8%
Industrial	11.1%
Communications	10.5%
Technology	10.1%
Consumer, Cyclical	8.0%
Utilities	4.0%
Basic Materials	2.9%
Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%
Net Assets	100.0%

11

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Ten Year Average Annual 1/1/99 - 12/31/08
Class I	(37.26)%	(2.57)%	(1.82)%
S&P 500 Index	(37.00)%	(2.19)%	(1.38)%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/00 - 12/31/08
Class II	(37.14)%	(2.42)%	(3.91)%
Class III	(37.09)%	(2.29)%	(3.81)%
S&P 500 Index	(37.00)%	(2.19)%	(3.65)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Equity Index Fund Service Class I and the S&P 500 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class I	(29.56)%
S&P 500 Index	(28.90	)%+

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Growth Equity Fund – Portfolio Manager Report

What is the investment objective of MML Growth Equity Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer prospects for long-term growth. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -42.69%, trailing the -38.44% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   Health care contributed significantly to the Fund's performance, due to both its place as the second-best performer in the benchmark, and the portfolio's substantially overweight position relative to the benchmark in that sector. Within health care, biotechnology stocks performed strongly. Gilead Sciences continued to gain market share with an impressive HIV therapy franchise. Shares of Genentech were boosted by an acquisition bid from Swiss pharmaceutical maker Roche. Genentech also received Food and Drug Administration approval for Avastin, a drug used in the treatment of breast cancer. The portfolio also benefited from avoiding companies expected to be negatively affected by anticipated health care reform. The portfolio maintained a notably overweight position in this sector, on the belief that it offers some of the most attractive near-term growth opportunities. The Fund's underweight position in the energy sector also produced positive relative results. With falling energy prices in the second half of the year, the sector tumbled and was the second-worst performer in the benchmark for the year.

Consumer staples stocks were the primary detractor from the Fund's results relative to the benchmark, as the portfolio held an underweight position in this top-performing sector. A substantially overweight position in financials, the worst benchmark performer, was also a major detractor from the Fund's full-year performance. Stock selection in the capital markets industry had a negative impact. The high-margin business model of capital markets is expected to come under intensified scrutiny in the wake of U.S. Treasury bailouts for many companies in the financials sector. In order to receive government assistance, some traditional investment banks, such as portfolio holdings Morgan Stanley and Goldman Sachs, transformed into traditional deposit-accepting banks. With lower expectations, both of these companies drastically cut expenses, including staffing and compensation. Ameriprise Financial's stock fell on investor concerns about insurance companies. As 2008 came to a close, the portfolio held an overweight position in the financials sector, almost exclusively in capital markets. While cautious, we believe selected capital markets companies are attractively priced.

Consumer discretionary underperformed on stock selection, notably in the hotels, restaurants and leisure industries. Gaming holdings, including Las Vegas Sands and MGM Mirage, notably disappointed. In past downturns, gaming stocks have generally been more defensive than others in the sector, but the current global credit crisis has severely limited access to financing and hampered development efforts. The portfolio has maintained its slightly overweight position in consumer discretionary, concentrated in Internet and catalog retail industry and hotels stocks.

What is your outlook?
   While many hope that the worst of the market volatility has run its course, we believe it is very likely that markets will continue to be challenging. Our objective is to identify high-quality large-cap growth companies with strong fundamentals and attractive valuations. Amid tempered growth prospects, we see opportunities to invest in companies that we have been monitoring whose valuations and fundamentals are compelling. We believe that market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from fundamentals, presenting significant buying opportunities.

13

MML Growth Equity Fund – Portfolio Manager Report (Continued)

MML Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Google, Inc. Class A	3.4%
Gilead Sciences, Inc.	3.4%
Genentech, Inc.	3.1%
Apple, Inc.	3.1%
Amazon.com, Inc.	3.0%
Danaher Corp.	2.8%
Microsoft Corp.	2.5%
Wal-Mart Stores, Inc.	2.1%
Exxon Mobil Corp.	2.0%
Celgene Corp.	2.0%
27.4%

MML Growth Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	29.1%
Communications	17.8%
Technology	14.7%
Consumer, Cyclical	11.0%
Financial	10.7%
Energy	7.0%
Industrial	4.5%
Basic Materials	3.5%
Utilities	0.6%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

14

MML Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/3/99 - 12/31/08
Initial Class	(42.69)%	(7.87)%	(6.25)%
Russell 1000 Growth Index	(38.44)%	(3.42)%	(5.04)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Growth Equity Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(36.56)%
Russell 1000 Growth Index	(31.73	)%+

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

15

MML NASDAQ-100® Fund – Portfolio Manager Report

What is the investment objective of MML NASDAQ-100® Fund – and who is the Fund's sub-adviser?
   The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. The Fund's sub-adviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -41.89%, matching the -41.89% return of the NASDAQ-100 Index (the "benchmark"). The NASDAQ-100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   All benchmark sectors posted negative returns for the time period. Information technology, the largest sector in the benchmark, returned -46.90% for the full year. The two next-largest sectors, consumer discretionary and health care, returned -46.09% and -8.66%, respectively, for the year.

The year 2008 was marked by extreme volatility in equity markets around the world, as the effects of the subprime mortgage crisis ricocheted throughout the financial system, resulting in a global credit crunch and economic slowdown. The near collapse of Bear Stearns in March of 2008, and the subsequent U.S. Government-orchestrated purchase of the bank by J.P. Morgan marked the beginning of a series of bank failures and government interventions. Following the bailout of Fannie Mae and Freddie Mac, the bankruptcy filing of Lehman Brothers, the acquisition of Merrill Lynch by Bank of America, the provision of an $85 billion emergency rescue loan to insurance giant American International Group (AIG) and the failure of Washington Mutual, a comprehensive fiscal rescue plan was developed by U.S. Government officials and congressional lawmakers.

The election of Barack Obama as the 44th president of the United States sparked a brief rally in early November, but market volatility subsequently continued nearly unchecked, as grim economic news persisted – including the announcement that the U.S. officially slid into a recession in December of 2007.

Oil prices peaked in the third quarter of 2008 and fell throughout the fourth quarter, closing at $41.02 a barrel on December 31.

What is your outlook?
   As we entered 2009, investors faced a wide array of challenges. These included the ongoing housing and subprime mortgage crises, rapidly escalating unemployment, and the new threat of deflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark during 2009.

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, "NASDAQ") and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

16

MML NASDAQ-100® Fund – Portfolio Manager Report (Continued)

MML NASDAQ-100 Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Apple, Inc.	9.7%
Qualcomm, Inc.	6.5%
Microsoft Corp.	5.4%
Gilead Sciences, Inc.	4.2%
Google, Inc. Class A	4.1%
Oracle Corp.	3.5%
Cisco Systems, Inc.	3.1%
Intel Corp.	2.6%
Amgen, Inc.	2.6%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.5%
44.2%

MML NASDAQ-100 Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Technology	36.8%
Communications	25.1%
Consumer, Non-cyclical	23.4%
Consumer, Cyclical	7.7%
Industrial	3.7%
Energy	0.9%
Basic Materials	0.7%
Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%
Net Assets	100.0%

17

MML NASDAQ-100® Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML NASDAQ-100 Fund Initial Class and the NASDAQ-100 Index®.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/00 - 12/31/08
Initial Class	(41.89)%	(3.78)%	(12.56)%
NASDAQ-100 Index	(41.89)%	(3.76)%	(12.28)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML NASDAQ-100 Fund Service Class and the NASDAQ-100 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(38.28)%
NASDAQ-100 Index	(35.29	)%+

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

18

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of MML Small Cap Growth Equity Fund – and who are the Fund's sub-advisers?
   The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's sub-advisers believe offer potential for long-term growth. The Fund's two sub-advisers are Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 52% of the Fund's portfolio; and Wellington Management Company, LLP (Wellington Management), which managed approximately 48% of the Fund's portfolio, as of December 31, 2008.

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -38.54%, matching the -38.54% return of the Russell 2000® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Fund's -38.54% return, however, underperformed the -33.79% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   With respect to the Waddell & Reed component, during 2008, every sector that the portfolio had exposure to declined substantially. However, the portfolio's focus on quality helped throughout the year, as leveraged and unprofitable companies were especially hard hit by the credit freeze. The nature of the portfolio's investment process typically means that it tends to have lower weightings in commodity-related sectors, such as energy, materials and industrials. During the first half of 2008, commodities rose dramatically, causing the portfolio to underperform relative to the benchmark. As commodities plummeted in the second half of the year, however, the portfolio regained its ground – and then some. October saw the credit freeze intensify and the Fund's higher-quality holdings (i.e., those with less debt, stronger cash flow) also helped the portfolio outperform the benchmark as the year drew to a close. Another contributor to the portfolio's relative performance was its favorable stock selection in the information technology sector.

On the other hand, detracting from performance were the portfolio's stock selections within the industrials sector. The portfolio's underweight position in the health care sector was a drag on performance for much of the year, but actually contributed to returns in the fourth quarter.

The Wellington Management portion of the Fund is managed by two fund managers, with each being responsible for their own portfolio.

One Wellington Management portfolio struggled due to stock selection within the financials, information technology and energy sectors. An underweight position in the health care sector also detracted from performance relative to the benchmark. Conversely, telecommunication services and industrials were positive contributors for the year. Low-cost wireless provider MetroPCS Communications performed well, as its attractive prepaid, unlimited calling plans allowed it to gain market share. Aecom Technology, a global planning, consulting, design and management services company for infrastructure projects, reported strong earnings, which boosted the portfolio's returns for the year.

The other Wellington Management portfolio was dragged down by less-than-favorable stock selection, led by investments within the health care, information technology and industrials sectors. An underweight position in financials, particularly small-cap banks, which performed well, was also a point of weakness. On the brighter side, the portfolio's stock selection in the consumer discretionary sector contributed to performance, led by DreamWorks Animation, Churchill Downs and Big Lots.

19

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   As we entered 2009, last year's problems remained front and center. We are somewhat optimistic about the Fund's prospects going forward, given what we view as the sold-out position of the market and the enormous amount of stimulus in the economic system. However, economic data, such as the unemployment rate and corporate profits, are likely to get worse, in our opinion. Our hope, however, is that as upcoming data becomes more anticipated and understood, it will have the potential to create less volatility in the financial markets.

When and by how much stocks may turn upward will depend in large part on how successful policy makers are in stabilizing the economy and credit markets, while getting banks to lend again. But, with credit likely remaining relatively impaired for the foreseeable future, stable companies with strong cash positions are desirable.

20

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
J.B. Hunt Transport Services, Inc.	2.1%
Athenahealth, Inc.	2.0%
FactSet Research Systems, Inc.	1.9%
Alberto-Culver Co.	1.8%
Blackboard, Inc.	1.8%
Bankrate, Inc.	1.6%
Kansas City Southern	1.4%
O'Reilly Automotive, Inc.	1.4%
Blackbaud, Inc.	1.4%
LKQ Corp.	1.4%
16.8%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	20.4%
Technology	18.5%
Consumer, Cyclical	14.8%
Industrial	13.0%
Financial	8.4%
Communications	7.7%
Energy	3.7%
Funds	3.1%
Utilities	1.3%
Basic Materials	0.4%
Diversified	0.2%
Total Long-Term Investments	91.5%
Short-Term Investments and Other Assets and Liabilities	8.5%
Net Assets	100.0%

21

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index and Russell 2000 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/3/99 - 12/31/08
Initial Class	(38.54)%	(1.47)%	2.53%
Russell 2000 Growth Index*	(38.54)%	(2.35)%	(1.48)%
Russell 2000 Index	(33.79)%	(0.93)%	2.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index and Russell 2000 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(33.82)%
Russell 2000 Growth Index*	(35.65	)%+
Russell 2000 Index	(32.00	)%+

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

22

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of MML Emerging Growth Fund – and who are the Fund's sub-advisers?
   The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above-average rates. The Fund's sub-advisers are Insight Capital Research & Management, Inc. (Insight Capital), which oversaw approximately 57% of the Fund's portfolio; and Essex Investment Management Company, LLC (Essex), which was responsible for approximately 43% of the Fund's portfolio, as of December 31, 2008. Effective September 10, 2008, Essex replaced Delaware Management Company (DMC) as the Fund's co-sub-adviser.

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -41.97%, underperforming the -38.54% return of the Russell 2000® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   With respect to the Insight Capital component of the Fund, stocks that had performed well in the portfolio for a long time began to lose strength in 2008, including consumer discretionary company Deckers Outdoors. In the second quarter, coal companies led the portfolio, with particularly strong performance from Alpha Natural Resources, Walters Industries and James River Coal. Unfortunately, the third quarter brought a break in energy prices, which fell hard and fast. By the end of July, Insight Capital had completely sold the coal companies in the portfolio. Elsewhere, after holding an underweight position relative to the benchmark for over two years, Insight Capital found compelling investment cases for health care companies. An example of this was home health company Almost Family, which turned out to be a stable, growing addition to the portfolio. Finally, as the year wound down, one sector that worked well for the portfolio was the for profit education sector, where the biggest positive contributor to the portfolio was ITT Educational Services.

For the DMC component, less-than-favorable stock selection was the primary reason for the portfolio's underperformance for the reporting period from January 1 through September 9, 2008. Among the biggest detractors were online photo service Shutterfly Inc., which declined more than 40% as a result of increased pricing competition; Advanced Analogic Technologies Inc., a semiconductor company that was down 46% due to indications of weakness in one of their key markets; Under Armour Inc.; Taleo Corp. and Penwest Pharmaceuticals Co. – which lost over 35%, 30% and 55%, respectively. Other holdings with disappointing returns included Acadia Pharmaceuticals, Synchronoss Technologies and Chipotle Mexican Grill.

Conversely, top contributors to performance included Old Dominion Freight Line Inc.; Clean Harbors, Inc.; Gymboree Corp. and United Fire & Causalty Co. Finally, positive stock selection in the health care sector was unable to overcome weakness in the consumer services, basic industry and financial sectors.

With respect to the Essex component of the Fund, for the reporting period from September 10 through December 31, 2008, the portfolio's cautious stance on energy was validated, and its underweight position in traditional energy holdings benefited returns. Similar to commodities, capital goods-related groups, agricultural chemicals and basic materials holdings reversed course during the last half of the year, hurt by the slowing global economy. Additionally, the producer durables sector suffered from the economic slowdown, and portfolio holdings in that area were weighted toward emerging markets, which further depressed returns. Several detractors were sold, including L-1 Identity Solutions Inc. and EMCORE Corp. Consumer spending-related holdings also had a negative impact on returns, with sobering headlines of weak holiday sales, falling home prices and rising unemployment. On the other hand, education companies contributed positively, led by Corinthian Colleges Inc. However, these returns were more than offset by weakness in Central European Media Enterprises, which traded down due to its emerging markets exposure. In health care, investors embraced the sector's defensive characteristics, although the portfolio's returns were hurt by stock

23

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

selection. In technology, many stocks remained under pressure due to concerns about the sector's exposure to macroeconomic weakness. However, favorable stock selection held performance significantly above the benchmark: Asiainfo Holdings Inc., Shanda Interactive Entertainment Ltd. and EPIQ Systems Inc. were top contributors.

What is your outlook?
   The global financial crisis continues, with key U.S. indicators expected to remain weak for several more quarters. While there are some preliminary signs of easing credit conditions, further evidence is needed to confirm these policies are gaining traction – namely, narrowing corporate bond spreads, stabilizing employment and falling home inventories.

We are hopeful that the lowering of short-term interest rates to near zero by the Federal Reserve, coupled with the expected enactment of the new administration's stimulus package, may help to set the stage for an economic recovery in the second half of 2009. While it is our view that financial markets will likely remain in a volatile bottoming phase as the unwinding of the credit boom continues, stock prices approaching their true values and high levels of cash could help to establish a market bottom.

24

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

MML Emerging Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Thoratec Corp.	3.1%
Alexion Pharmaceuticals, Inc.	2.6%
ManTech International Corp. Class A	2.6%
ITT Educational Services, Inc.	2.6%
Corinthian Colleges, Inc.	2.5%
Myriad Genetics, Inc.	2.4%
Axsys Technologies, Inc.	2.2%
Nuvasive, Inc.	2.1%
Almost Family, Inc.	1.9%
Life Partners Holdings, Inc.	1.9%
23.9%

MML Emerging Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	46.1%
Industrial	15.4%
Technology	11.8%
Consumer, Cyclical	8.4%
Communications	8.4%
Financial	5.5%
Energy	1.1%
Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%
Net Assets	100.0%

25

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund Initial Class and the Russell 2000 Growth Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Five Year Average Annual 1/1/04 - 12/31/08	Since Inception Average Annual 5/1/00 - 12/31/08
Initial Class	(41.97)%	(3.58)%	(9.28)%
Russell 2000 Growth Index	(38.54)%	(2.35)%	(4.70)%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Emerging Growth Fund Service Class and the Russell 2000 Growth Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(36.01)%
Russell 2000 Growth Index	(35.65	)%+

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

26

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 90.3%
COMMON STOCK — 90.3%
Agriculture — 3.4%
Altria Group, Inc.	10,600	$159,636
Philip Morris International, Inc.	136,500	5,939,115
		6,098,751
Auto Manufacturers — 0.3%
Paccar, Inc.	19,720	563,992
Banks — 6.5%
The Bank of New York Mellon Corp.	119,900	3,396,767
State Street Corp.	6,500	255,645
Wachovia Corp.	58,479	323,974
Wells Fargo & Co.	260,500	7,679,540
		11,655,926
Beverages — 2.1%
Diageo PLC Sponsored ADR (United Kingdom)	39,500	2,241,230
Heineken Holding NV Class A	54,150	1,550,246
		3,791,476
Building Materials — 1.0%
Martin Marietta Materials, Inc.	17,700	1,718,316
Chemicals — 0.5%
Monsanto Co.	12,200	858,270
Coal — 0.4%
China Coal Energy Co.	806,700	651,900
Commercial Services — 4.3%
Cosco Pacific Ltd.	270,600	278,593
H&R Block, Inc.	125,400	2,849,088
Iron Mountain, Inc.(a)	129,699	3,207,456
Moody's Corp.	56,200	1,129,058
Visa, Inc. Class A	6,970	365,577
		7,829,772
Computers — 1.4%
Dell, Inc.(a)	55,200	565,248
Hewlett-Packard Co.	55,600	2,017,724
		2,582,972
Cosmetics & Personal Care — 1.9%
Avon Products, Inc.	22,500	540,675
The Procter & Gamble Co.	47,500	2,936,450
		3,477,125

	Number of Shares	Value
Diversified Financial — 8.2%
American Express Co.	233,300	$4,327,715
Ameriprise Financial, Inc.	40,780	952,621
Citigroup, Inc.	57,100	383,141
Discover Financial Services	12,400	118,172
E*Trade Financial Corp.(a)	16,400	18,860
The Goldman Sachs Group, Inc.	6,860	578,915
JP Morgan Chase & Co.	238,216	7,510,951
Merrill Lynch & Co., Inc.	64,428	749,942
Morgan Stanley	8,300	133,132
		14,773,449
Electric — 0.2%
The AES Corp.(a)	44,600	367,504
Electronics — 1.3%
Agilent Technologies, Inc.(a)	85,400	1,334,802
Garmin Ltd.	11,100	212,787
Tyco Electronics Ltd.	49,680	805,313
		2,352,902
Engineering & Construction — 0.1%
ABB Ltd. Sponsored ADR (Switzerland)	16,340	245,263
Foods — 0.3%
The Hershey Co.	12,400	430,776
Whole Foods Market, Inc.	16,500	155,760
		586,536
Forest Products & Paper — 0.4%
Sino-Forest Corp.(a)	97,000	775,529
Health Care – Products — 0.6%
Johnson & Johnson	18,700	1,118,821
Health Care – Services — 0.9%
UnitedHealth Group, Inc.	63,900	1,699,740
Holding Company – Diversified — 0.6%
China Merchants Holdings International Co. Ltd.	527,020	1,038,525
Housewares — 0.1%
Hunter Douglas NV	6,765	222,536
Insurance — 11.1%
American International Group, Inc.	203,150	318,945
Berkshire Hathaway, Inc. Class A(a)	91	8,790,600
The Hartford Financial Services Group, Inc.	36,200	594,404
Loews Corp.	141,300	3,991,725

	Number of Shares	Value
Markel Corp.(a)	495	$148,005
MBIA, Inc.(a)	13,600	55,352
Nipponkoa Insurance Co. Ltd.	23,600	183,464
Principal Financial Group, Inc.	16,200	365,634
The Progressive Corp.	251,250	3,721,012
Sun Life Financial, Inc.	9,840	227,698
Transatlantic Holdings, Inc.	41,913	1,679,035
		20,075,874
Internet — 1.5%
Amazon.com, Inc.(a)	16,700	856,376
eBay, Inc.(a)	24,800	346,208
Google, Inc. Class A(a)	4,160	1,279,824
Liberty Media Holding Corp. Interactive Class A(a)	40,700	126,984
		2,609,392
Leisure Time — 0.8%
Harley-Davidson, Inc.	81,100	1,376,267
Manufacturing — 1.1%
Siemens AG	10,600	793,945
Tyco International Ltd.	52,200	1,127,520
		1,921,465
Media — 3.8%
Comcast Corp. Special Class A	259,850	4,196,577
Liberty Media Corp. Entertainment Class A(a)	34,060	595,369
News Corp. Class A	230,350	2,093,882
WPP PLC Sponsored ADR (United Kingdom)	1,300	38,467
		6,924,295
Mining — 1.4%
BHP Billiton PLC	32,500	612,199
Rio Tinto PLC	11,600	251,335
Vulcan Materials Co.	22,700	1,579,466
		2,443,000
Oil & Gas — 16.5%
Canadian Natural Resources Ltd.	63,500	2,538,730
ConocoPhillips	144,960	7,508,928
Devon Energy Corp.	92,000	6,045,320
EOG Resources, Inc.	78,400	5,219,872
Occidental Petroleum Corp.	124,530	7,470,554
Transocean Ltd.(a)	20,479	967,633
		29,751,037

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Packaging & Containers — 1.6%
Sealed Air Corp.	193,900	$2,896,866
Pharmaceuticals — 2.8%
Cardinal Health, Inc.	37,800	1,302,966
Express Scripts, Inc.(a)	29,600	1,627,408
Schering-Plough Corp.	122,400	2,084,472
		5,014,846
Real Estate — 0.8%
Brookfield Asset Management, Inc. Class A	57,700	881,079
Hang Lung Properties Ltd.	163,000	497,520
		1,378,599
Retail — 8.8%
Bed Bath & Beyond, Inc.(a)	64,600	1,642,132
Carmax, Inc.(a)	87,470	689,264
Costco Wholesale Corp.	167,500	8,793,750
CVS Caremark Corp.	127,698	3,670,040
Lowe's Cos., Inc.	43,700	940,424
Sears Holdings Corp.(a)	2,700	104,949
		15,840,559
Semiconductors — 1.3%
Texas Instruments, Inc.	153,600	2,383,872
Software — 2.4%
Dun & Bradstreet Corp.	11,450	883,940
Microsoft Corp.	176,300	3,427,272
		4,311,212
Telecommunications — 0.7%
Cisco Systems, Inc.(a)	60,900	992,670
Sprint Nextel Corp.(a)	161,700	295,911
		1,288,581
Transportation — 1.2%
China Shipping Development Co. Ltd.	262,000	263,705
Kuehne & Nagel International AG	12,400	803,968
United Parcel Service, Inc. Class B	18,200	1,003,912
		2,071,585
TOTAL COMMON STOCK (Cost $220,645,202)		162,696,755
TOTAL EQUITIES (Cost $220,645,202)		162,696,755

	Principal Amount	Value
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
Forest Products & Paper — 0.1%
Sino-Forest Corp. (Acquired 7/23/08, Cost $350,424)(b) (c) 5.000% 8/01/13	$359,000	$254,890
TOTAL CORPORATE DEBT (Cost $351,087)		254,890
TOTAL BONDS & NOTES (Cost $351,087)		254,890
TOTAL LONG-TERM INVESTMENTS (Cost $220,996,289)		162,951,645
SHORT-TERM INVESTMENTS — 5.7%
Repurchase Agreement — 5.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(d)	10,179,776	10,179,776
TOTAL SHORT-TERM INVESTMENTS (Cost $10,179,776)		10,179,776
TOTAL INVESTMENTS — 96.1% (Cost $231,176,065)(e)		173,131,421
Other Assets/ (Liabilities) — 3.9%		7,004,761
NET ASSETS — 100.0%		$180,136,182

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $254,890 or 0.14% of net assets.

(c)  Restricted security. (Note 2).

(d)  Maturity value of $10,179,782. Collateralized by U.S. Government Agency obligations with a rate of 4.834%, maturity date of 7/01/35, and an aggregate market value, including accrued interest, of $10,385,902.

(e)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Equity Index Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 97.9%
COMMON STOCK — 97.9%
Advertising — 0.1%
Interpublic Group of Cos., Inc.(a)	13,919	$55,119
Omnicom Group, Inc.	9,412	253,371
		308,490
Aerospace & Defense — 2.3%
Boeing Co.	22,211	947,743
General Dynamics Corp.	11,714	674,609
Goodrich Corp.	3,839	142,120
L-3 Communications Holdings, Inc.	3,600	265,608
Lockheed Martin Corp.	10,040	844,163
Northrop Grumman Corp.	9,890	445,446
Raytheon Co.	12,588	642,492
Rockwell Collins, Inc.	4,868	190,290
United Technologies Corp.	28,722	1,539,499
		5,691,970
Agriculture — 2.0%
Altria Group, Inc.	61,754	930,015
Archer-Daniels-Midland Co.	19,361	558,178
Lorillard, Inc.	5,046	284,342
Philip Morris International, Inc.	61,354	2,669,513
Reynolds American, Inc.	5,200	209,612
UST, Inc.	4,422	306,798
		4,958,458
Airlines — 0.1%
Southwest Airlines Co.	22,240	191,709
Apparel — 0.3%
Nike, Inc. Class B	11,562	589,662
VF Corp.	2,651	145,195
		734,857
Auto Manufacturers — 0.2%
Ford Motor Co.(a)	73,077	167,346
General Motors Corp.	17,030	54,496
Paccar, Inc.	10,935	312,741
		534,583
Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co.(a)	7,165	42,775
Johnson Controls, Inc.	18,050	327,788
		370,563

	Number of Shares	Value
Banks — 4.9%
Bank of America Corp.	151,899	$2,138,738
The Bank of New York Mellon Corp.	34,406	974,722
BB&T Corp.	16,483	452,623
Capital One Financial Corp.	11,534	367,819
Comerica, Inc.	4,569	90,695
Fifth Third Bancorp	16,522	136,472
First Horizon National Corp.	5,420	57,287
Huntington Bancshares, Inc.	11,334	86,818
KeyCorp	14,910	127,033
M&T Bank Corp.	2,300	132,043
Marshall & Ilsley Corp.	7,800	106,392
National City Corp.	63,498	114,931
Northern Trust Corp.	6,671	347,826
PNC Financial Services Group, Inc.	10,449	512,001
Regions Financial Corp.	20,889	166,277
State Street Corp.	13,022	512,155
SunTrust Banks, Inc.	10,590	312,829
U.S. Bancorp	53,432	1,336,334
Wachovia Corp.	65,151	360,937
Wells Fargo & Co.	114,158	3,365,378
Zions Bancorp	3,293	80,711
		11,780,021
Beverages — 2.5%
Brown-Forman Corp. Class B	2,975	153,183
The Coca-Cola Co.	60,291	2,729,374
Coca-Cola Enterprises, Inc.	8,574	103,145
Constellation Brands, Inc. Class A(a)	6,000	94,620
Dr. Pepper Snapple Group, Inc.(a)	7,700	125,125
Molson Coors Brewing Co. Class B	4,278	209,280
The Pepsi Bottling Group, Inc.	4,038	90,895
PepsiCo, Inc.	46,908	2,569,151
		6,074,773
Biotechnology — 1.6%
Amgen, Inc.(a)	32,169	1,857,760
Biogen Idec, Inc.(a)	8,637	411,380
Celgene Corp.(a)	14,078	778,232
Genzyme Corp.(a)	8,100	537,597
Life Technologies Corp.(a)	4,874	113,613
Millipore Corp.(a)	1,715	88,357
		3,786,939

	Number of Shares	Value
Building Materials — 0.1%
Masco Corp.	11,167	$124,289
Chemicals — 1.8%
Air Products & Chemicals, Inc.	6,358	319,617
CF Industries Holdings, Inc.	1,700	83,572
The Dow Chemical Co.	27,668	417,510
Du Pont (E.I.) de Nemours & Co.	27,104	685,731
Eastman Chemical Co.	2,300	72,933
Ecolab, Inc.	5,216	183,342
International Flavors & Fragrances, Inc.	2,346	69,723
Monsanto Co.	16,470	1,158,665
PPG Industries, Inc.	4,889	207,440
Praxair, Inc.	9,364	555,847
Rohm & Haas Co.	3,740	231,095
The Sherwin-Williams Co.	3,029	180,983
Sigma-Aldrich Corp.	3,868	163,384
		4,329,842
Coal — 0.2%
CONSOL Energy, Inc.	5,500	157,190
Massey Energy Co.	2,500	34,475
Peabody Energy Corp.	8,100	184,275
		375,940
Commercial Services — 1.2%
Apollo Group, Inc. Class A(a)	3,188	244,264
Automatic Data Processing, Inc.	15,404	605,993
Convergys Corp.(a)	3,716	23,820
Donnelley (R.R.) & Sons Co.	6,522	88,569
Equifax, Inc.	3,959	104,993
H&R Block, Inc.	10,048	228,291
Mastercard, Inc. Class A	2,200	314,446
McKesson Corp.	8,387	324,828
Monster Worldwide, Inc.(a)	3,776	45,652
Moody's Corp.	5,992	120,379
Paychex, Inc.	9,697	254,837
Robert Half International, Inc.	4,680	97,438
Total System Services, Inc.	5,714	79,996
Western Union Co.	21,533	308,783
		2,842,289
Computers — 4.3%
Affiliated Computer Services, Inc. Class A(a)	2,900	133,255
Apple, Inc.(a)	26,852	2,291,818

(Continued)

The accompanying notes are an integral part of the financial statements.

29

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cognizant Technology Solutions Corp. Class A(a)	8,800	$158,928
Computer Sciences Corp.(a)	4,687	164,701
Dell, Inc.(a)	52,347	536,033
EMC Corp.(a)	61,632	645,287
Hewlett-Packard Co.	73,415	2,664,230
International Business Machines Corp.	40,565	3,413,951
Lexmark International, Inc. Class A(a)	2,397	64,479
NetApp, Inc.(a)	10,020	139,979
SanDisk Corp.(a)	6,836	65,626
Sun Microsystems, Inc.(a)	22,702	86,722
Teradata Corp.(a)	5,600	83,048
		10,448,057
Cosmetics & Personal Care — 2.9%
Avon Products, Inc.	12,856	308,930
Colgate-Palmolive Co.	15,177	1,040,231
The Estee Lauder Cos., Inc. Class A	3,400	105,264
The Procter & Gamble Co.	89,880	5,556,382
		7,010,807
Distribution & Wholesale — 0.2%
Fastenal Co.	3,900	135,915
Genuine Parts Co.	4,929	186,612
W.W. Grainger, Inc.	1,979	156,024
		478,551
Diversified Financial — 4.2%
American Express Co.	34,908	647,543
Ameriprise Financial, Inc.	6,521	152,331
The Charles Schwab Corp.	28,195	455,913
CIT Group, Inc.	8,800	39,952
Citigroup, Inc.	165,390	1,109,767
CME Group, Inc.	2,042	424,961
Discover Financial Services	14,395	137,184
E*Trade Financial Corp.(a)	13,200	15,180
Federated Investors, Inc. Class B	2,700	45,792
Franklin Resources, Inc.	4,628	295,174
The Goldman Sachs Group, Inc.	13,213	1,115,045
IntercontinentalExchange, Inc.(a)	2,200	181,368
Invesco Ltd.	11,800	170,392
Janus Capital Group, Inc.	4,450	35,734
JP Morgan Chase & Co.	113,042	3,564,214
Legg Mason, Inc.	4,085	89,502
Merrill Lynch & Co., Inc.	48,869	568,835
Morgan Stanley	32,091	514,740

	Number of Shares	Value
The NASDAQ OMX Group, Inc.(a)	4,100	$101,311
NYSE Euronext	8,100	221,778
SLM Corp.(a)	14,042	124,974
T. Rowe Price Group, Inc.	7,700	272,888
		10,284,578
Electric — 3.8%
The AES Corp.(a)	20,549	169,324
Allegheny Energy, Inc.	5,120	173,363
Ameren Corp.	6,381	212,232
American Electric Power Co., Inc.	12,057	401,257
CenterPoint Energy, Inc.	10,263	129,519
CMS Energy Corp.	7,038	71,154
Consolidated Edison, Inc.	7,850	305,600
Constellation Energy Group, Inc.	5,425	136,113
Dominion Resources, Inc.	17,392	623,329
DTE Energy Co.	4,937	176,103
Duke Energy Corp.	38,673	580,482
Dynegy, Inc. Class A(a)	15,809	31,618
Edison International	9,830	315,740
Entergy Corp.	5,760	478,829
Exelon Corp.	20,136	1,119,763
FirstEnergy Corp.	9,457	459,421
FPL Group, Inc.	12,272	617,650
Integrys Energy Group, Inc.	2,300	98,854
Pepco Holdings, Inc.	6,100	108,336
PG&E Corp.	10,821	418,881
Pinnacle West Capital Corp.	3,000	96,390
PPL Corp.	11,378	349,191
Progress Energy, Inc.	7,872	313,699
Public Service Enterprise Group, Inc.	15,296	446,184
SCANA Corp.	3,500	124,600
Southern Co.	23,787	880,119
TECO Energy, Inc.	6,461	79,793
Wisconsin Energy Corp.	3,500	146,930
Xcel Energy, Inc.	12,772	236,921
		9,301,395
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	23,114	846,204
Molex, Inc.	4,390	63,611
		909,815
Electronics — 0.5%
Agilent Technologies, Inc.(a)	10,683	166,975
Amphenol Corp. Class A	5,400	129,492
FLIR Systems, Inc.(a)	4,200	128,856
Jabil Circuit, Inc.	5,778	39,002
PerkinElmer, Inc.	3,708	51,578

	Number of Shares	Value
Thermo Fisher Scientific, Inc.(a)	12,554	$427,715
Tyco Electronics Ltd.	13,768	223,179
Waters Corp.(a)	3,000	109,950
		1,276,747
Engineering & Construction — 0.2%
Fluor Corp.	5,454	244,721
Jacobs Engineering Group, Inc.(a)	3,700	177,970
		422,691
Entertainment — 0.0%
International Game Technology	8,874	105,512
Environmental Controls — 0.4%
Republic Services, Inc.	9,600	237,984
Stericycle, Inc.(a)	2,600	135,408
Waste Management, Inc.	14,753	488,914
		862,306
Foods — 2.1%
Campbell Soup Co.	6,302	189,123
ConAgra Foods, Inc.	13,672	225,588
Dean Foods Co.(a)	4,200	75,474
General Mills, Inc.	10,108	614,061
Heinz (H.J.) Co.	9,422	354,267
The Hershey Co.	5,044	175,229
The J.M. Smucker Co.	3,539	153,451
Kellogg Co.	7,564	331,682
Kraft Foods, Inc. Class A	44,330	1,190,261
The Kroger Co.	19,618	518,111
McCormick & Co., Inc.	3,900	124,254
Safeway, Inc.	13,060	310,436
Sara Lee Corp.	21,265	208,184
SuperValu, Inc.	6,595	96,287
Sysco Corp.	18,230	418,196
Tyson Foods, Inc. Class A	8,300	72,708
Whole Foods Market, Inc.	4,400	41,536
		5,098,848
Forest Products & Paper — 0.2%
International Paper Co.	12,820	151,276
MeadWestvaco Corp.	5,401	60,437
Plum Creek Timber Co., Inc.	5,100	177,174
Weyerhaeuser Co.	6,310	193,149
		582,036
Gas — 0.2%
Nicor, Inc.	1,289	44,780
NiSource, Inc.	8,446	92,652
Sempra Energy	7,517	320,450
		457,882

(Continued)

The accompanying notes are an integral part of the financial statements.

30

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	1,850	$77,349
Snap-on, Inc.	1,853	72,971
The Stanley Works	2,305	78,600
		228,920
Health Care – Products — 4.1%
Bard (C.R.), Inc.	3,020	254,465
Baxter International, Inc.	18,692	1,001,704
Becton, Dickinson & Co.	7,348	502,530
Boston Scientific Corp.(a)	44,572	344,987
Covidien Ltd.	15,168	549,689
Intuitive Surgical, Inc.(a)	1,200	152,388
Johnson & Johnson	83,996	5,025,481
Medtronic, Inc.	33,881	1,064,541
St. Jude Medical, Inc.(a)	10,144	334,346
Stryker Corp.	7,200	287,640
Varian Medical Systems, Inc.(a)	3,700	129,648
Zimmer Holdings, Inc.(a)	6,822	275,745
		9,923,164
Health Care – Services — 1.3%
Aetna, Inc.	13,944	397,404
Cigna Corp.	8,420	141,877
Coventry Health Care, Inc.(a)	4,485	66,737
DaVita, Inc.(a)	3,200	158,624
Humana, Inc.(a)	5,003	186,512
Laboratory Corp. of America Holdings(a)	3,200	206,112
Quest Diagnostics, Inc.	4,728	245,430
Tenet Healthcare Corp.(a)	12,559	14,443
UnitedHealth Group, Inc.	36,580	973,028
WellPoint, Inc.(a)	15,453	651,035
		3,041,202
Holding Company – Diversified — 0.0%
Leucadia National Corp.(a)	5,100	100,980
Home Builders — 0.1%
Centex Corp.	3,846	40,921
D.R. Horton, Inc.	8,500	60,095
KB Home	2,442	33,260
Lennar Corp. Class A	4,300	37,281
Pulte Homes, Inc.	6,744	73,712
		245,269
Home Furnishing — 0.1%
Harman International Industries, Inc.	1,800	30,114
Whirlpool Corp.	2,242	92,707
		122,821

	Number of Shares	Value
Household Products — 0.5%
Avery Dennison Corp.	2,928	$95,834
The Clorox Co.	4,470	248,353
Fortune Brands, Inc.	4,580	189,062
Kimberly-Clark Corp.	12,441	656,138
		1,189,387
Housewares — 0.0%
Newell Rubbermaid, Inc.	8,335	81,516
Insurance — 2.6%
AFLAC, Inc.	14,020	642,677
Allstate Corp.	16,204	530,843
American International Group, Inc.	81,032	127,220
Aon Corp.	8,146	372,109
Assurant, Inc.	3,200	96,000
Chubb Corp.	10,746	548,046
Cincinnati Financial Corp.	4,882	141,920
Genworth Financial, Inc. Class A	13,400	37,922
The Hartford Financial Services Group, Inc.	9,158	150,374
Lincoln National Corp.	7,780	146,575
Loews Corp.	11,010	311,032
Marsh & McLennan Cos., Inc.	15,542	377,204
MBIA, Inc.(a)	6,275	25,539
Metlife, Inc.	23,932	834,270
Principal Financial Group, Inc.	7,936	179,116
The Progressive Corp.	20,592	304,968
Prudential Financial, Inc.	12,900	390,354
Torchmark Corp.	2,626	117,382
The Travelers Cos., Inc.	17,663	798,368
Unum Group	9,970	185,442
XL Capital Ltd. Class A	9,227	34,140
		6,351,501
Internet — 1.8%
Akamai Technologies, Inc.(a)	5,200	78,468
Amazon.com, Inc.(a)	9,533	488,852
eBay, Inc.(a)	32,423	452,625
Expedia, Inc.(a)	6,465	53,272
Google, Inc. Class A(a)	7,226	2,223,079
McAfee, Inc.(a)	4,600	159,022
Symantec Corp.(a)	25,089	339,203
VeriSign, Inc.(a)	6,000	114,480
Yahoo!, Inc.(a)	41,416	505,275
		4,414,276
Investment Companies — 0.0%
American Capital Strategies Ltd.	5,500	17,820

	Number of Shares	Value
Iron & Steel — 0.3%
AK Steel Holding Corp.	3,500	$32,620
Allegheny Technologies, Inc.	3,044	77,713
Nucor Corp.	9,536	440,563
United States Steel Corp.	3,554	132,209
		683,105
Leisure Time — 0.2%
Carnival Corp.	13,285	323,091
Harley-Davidson, Inc.	7,222	122,558
		445,649
Lodging — 0.2%
Marriott International, Inc. Class A	8,828	171,705
Starwood Hotels & Resorts Worldwide, Inc.	5,640	100,956
Wyndham Worldwide Corp.	5,488	35,946
Wynn Resorts Ltd.(a)	1,790	75,645
		384,252
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	18,304	817,640
Machinery – Diversified — 0.4%
Cummins, Inc.	6,156	164,550
Deere & Co.	12,886	493,792
Flowserve Corp.	1,700	87,550
The Manitowoc Co., Inc.	3,900	33,774
Rockwell Automation, Inc.	4,268	137,600
		917,266
Manufacturing — 4.0%
3M Co.	20,972	1,206,729
Cooper Industries Ltd. Class A	5,328	155,737
Danaher Corp.	7,710	436,463
Dover Corp.	5,735	188,796
Eastman Kodak Co.	8,060	53,035
Eaton Corp.	5,033	250,190
General Electric Co.	316,235	5,123,007
Honeywell International, Inc.	21,890	718,649
Illinois Tool Works, Inc.	11,838	414,922
Ingersoll-Rand Co. Ltd. Class A	9,685	168,035
ITT Corp.	5,474	251,749
Leggett & Platt, Inc.	4,850	73,671
Pall Corp.	3,692	104,964
Parker Hannifin Corp.	4,821	205,085
Textron, Inc.	7,264	100,752
Tyco International Ltd.	14,368	310,349
		9,762,133

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 2.4%
CBS Corp. Class B	20,514	$168,010
Comcast Corp. Class A	86,877	1,466,484
The DIRECTV Group, Inc.(a)	16,500	378,015
Gannett Co., Inc.	6,970	55,760
The McGraw-Hill Cos., Inc.	9,560	221,696
Meredith Corp.	1,144	19,585
New York Times Co. Class A	3,565	26,131
News Corp. Class A	69,400	630,846
Scripps Networks Interactive Class A	2,700	59,400
Time Warner, Inc.	107,808	1,084,548
Viacom, Inc. Class B(a)	18,514	352,877
The Walt Disney Co.	55,832	1,266,828
Washington Post Co. Class B	182	71,026
		5,801,206
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	4,200	249,816
Mining — 0.6%
Alcoa, Inc.	24,188	272,357
Freeport-McMoRan Copper & Gold, Inc.	11,333	276,979
Newmont Mining Corp.	13,709	557,956
Titanium Metals Corp.	2,800	24,668
Vulcan Materials Co.	3,310	230,310
		1,362,270
Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	6,202	158,027
Xerox Corp.	26,414	210,520
		368,547
Oil & Gas — 11.3%
Anadarko Petroleum Corp.	13,844	533,686
Apache Corp.	10,000	745,300
Cabot Oil & Gas Corp.	3,000	78,000
Chesapeake Energy Corp.	15,659	253,206
Chevron Corp.	61,366	4,539,243
ConocoPhillips	45,090	2,335,662
Devon Energy Corp.	13,270	871,972
ENSCO International, Inc.	4,400	124,916
EOG Resources, Inc.	7,500	499,350
Exxon Mobil Corp.	153,536	12,256,779
Hess Corp.	8,517	456,852
Marathon Oil Corp.	21,180	579,485
Murphy Oil Corp.	5,800	257,230
Nabors Industries Ltd.(a)	8,630	103,301
Noble Corp.	8,080	178,487
Noble Energy, Inc.	5,200	255,944
Occidental Petroleum Corp.	24,508	1,470,235

	Number of Shares	Value
Pioneer Natural Resources Co.	3,600	$58,248
Questar Corp.	5,200	169,988
Range Resources Corp.	4,700	161,633
Rowan Cos., Inc.	3,521	55,984
Southwestern Energy Co.(a)	10,600	307,082
Sunoco, Inc.	3,586	155,847
Tesoro Corp.	4,300	56,631
Valero Energy Corp.	15,800	341,912
XTO Energy, Inc.	17,451	615,497
		27,462,470
Oil & Gas Services — 1.3%
Baker Hughes, Inc.	9,198	294,980
BJ Services Co.	9,100	106,197
Cameron International Corp.(a)	6,600	135,300
Halliburton Co.	26,213	476,552
National Oilwell Varco, Inc.(a)	12,500	305,500
Schlumberger Ltd.	36,378	1,539,881
Smith International, Inc.	6,572	150,433
Weatherford International Ltd.(a)	20,676	223,714
		3,232,557
Packaging & Containers — 0.2%
Ball Corp.	2,920	121,443
Bemis Co., Inc.	3,066	72,603
Owens-IIlinois, Inc.(a)	5,000	136,650
Pactiv Corp.(a)	3,959	98,500
Sealed Air Corp.	4,882	72,937
		502,133
Pharmaceuticals — 7.1%
Abbott Laboratories	47,098	2,513,620
Allergan, Inc.	9,332	376,266
AmerisourceBergen Corp.	4,852	173,022
Bristol-Myers Squibb Co.	59,342	1,379,702
Cardinal Health, Inc.	10,869	374,654
Cephalon, Inc.(a)	2,000	154,080
DENTSPLY International, Inc.	4,500	127,080
Eli Lilly & Co.	29,995	1,207,899
Express Scripts, Inc.(a)	7,466	410,481
Forest Laboratories, Inc.(a)	9,280	236,362
Gilead Sciences, Inc.(a)	27,688	1,415,964
Hospira, Inc.(a)	4,839	129,782
King Pharmaceuticals, Inc.(a)	7,567	80,362
Medco Health Solutions, Inc.(a)	15,040	630,326
Merck & Co., Inc.	63,815	1,939,976
Mylan, Inc.(a)	8,624	85,291

	Number of Shares	Value
Patterson Cos., Inc.(a)	2,700	$50,625
Pfizer, Inc.	202,641	3,588,772
Schering-Plough Corp.	48,788	830,860
Watson Pharmaceuticals, Inc.(a)	3,070	81,570
Wyeth	40,356	1,513,754
		17,300,448
Pipelines — 0.3%
El Paso Corp.	21,146	165,573
Equitable Resources, Inc.	3,900	130,845
Spectra Energy Corp.	18,586	292,543
The Williams Cos., Inc.	17,318	250,765
		839,726
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Class A(a)	5,600	24,192
Real Estate Investment Trusts (REITS) — 0.9%
Apartment Investment & Management Co. Class A	3,080	35,574
AvalonBay Communities, Inc.	2,300	139,334
Boston Properties, Inc.	3,600	198,000
Developers Diversified Realty Corp.	3,700	18,056
Equity Residential	8,200	244,524
HCP, Inc.	7,281	202,193
Host Hotels & Resorts, Inc.	15,700	118,849
Kimco Realty Corp.	6,800	124,304
Prologis	7,800	108,342
Public Storage	3,820	303,690
Simon Property Group, Inc.	7,000	371,910
Vornado Realty Trust	4,300	259,505
		2,124,281
Retail — 6.3%
Abercrombie & Fitch Co. Class A	2,700	62,289
AutoNation, Inc.(a)	3,268	32,288
AutoZone, Inc.(a)	1,154	160,948
Bed Bath & Beyond, Inc.(a)	7,950	202,089
Best Buy Co., Inc.	10,195	286,581
Big Lots, Inc.(a)	2,474	35,848
Coach, Inc.(a)	9,900	205,623
Costco Wholesale Corp.	13,042	684,705
CVS Caremark Corp.	43,083	1,238,205
Darden Restaurants, Inc.	4,192	118,131
Family Dollar Stores, Inc.	4,351	113,431
GameStop Corp. Class A(a)	5,000	108,300
The Gap, Inc.	13,545	181,368
The Home Depot, Inc.	51,115	1,176,667
J.C. Penney Co., Inc.	6,709	132,167
Jones Apparel Group, Inc.	2,596	15,213

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kohl's Corp.(a)	9,123	$330,253
Limited Brands, Inc.	8,630	86,645
Lowe's Cos., Inc.	44,064	948,257
Macy's, Inc.	12,700	131,445
McDonald's Corp.	33,677	2,094,373
Nordstrom, Inc.	4,870	64,820
Office Depot, Inc.(a)	8,565	25,524
Polo Ralph Lauren Corp.	1,700	77,197
RadioShack Corp.	3,781	45,145
Sears Holdings Corp.(a)	1,708	66,390
Staples, Inc.	21,359	382,753
Starbucks Corp.(a)	21,898	207,155
Target Corp.	22,668	782,726
Tiffany & Co.	3,792	89,605
The TJX Cos., Inc.	12,676	260,745
Wal-Mart Stores, Inc.	67,234	3,769,138
Walgreen Co.	29,804	735,265
Yum! Brands, Inc.	13,896	437,724
		15,289,013
Savings & Loans — 0.2%
Hudson City Bancorp, Inc.	15,600	248,976
People's United Financial, Inc.	10,400	185,432
Sovereign Bancorp, Inc.(a)	14,855	44,268
		478,676
Semiconductors — 2.1%
Advanced Micro Devices, Inc.(a)	18,360	39,658
Altera Corp.	9,120	152,395
Analog Devices, Inc.	8,770	166,805
Applied Materials, Inc.	40,206	407,287
Broadcom Corp. Class A(a)	13,447	228,196
Intel Corp.	167,887	2,461,223
KLA-Tencor Corp.	5,306	115,618
Linear Technology Corp.	6,730	148,868
LSI Corp.(a)	19,428	63,918
MEMC Electronic Materials, Inc.(a)	6,900	98,532
Microchip Technology, Inc.	5,600	109,368
Micron Technology, Inc.(a)	22,717	59,973
National Semiconductor Corp.	5,896	59,373
Novellus Systems, Inc.(a)	3,150	38,871
Nvidia Corp.(a)	16,200	130,734
QLogic Corp.(a)	3,800	51,072
Teradyne, Inc.(a)	5,460	23,041
Texas Instruments, Inc.	39,126	607,235
Xilinx, Inc.	8,511	151,666
		5,113,833
Software — 3.6%
Adobe Systems, Inc.(a)	16,012	340,895
Autodesk, Inc.(a)	6,780	133,227

	Number of Shares	Value
BMC Software, Inc.(a)	5,765	$155,136
CA, Inc.	11,829	219,191
Citrix Systems, Inc.(a)	5,592	131,803
Compuware Corp.(a)	8,078	54,526
Dun & Bradstreet Corp.	1,600	123,520
Electronic Arts, Inc.(a)	9,700	155,588
Fidelity National Information Services, Inc.	5,100	82,977
Fiserv, Inc.(a)	4,921	178,977
IMS Health, Inc.	5,724	86,776
Intuit, Inc.(a)	9,720	231,239
Microsoft Corp.	230,908	4,488,852
Novell, Inc.(a)	11,076	43,086
Oracle Corp.(a)	117,461	2,082,584
Salesforce.com, Inc.(a)	3,100	99,231
		8,607,608
Telecommunications — 6.2%
American Tower Corp. Class A(a)	11,900	348,908
AT&T, Inc.	177,995	5,072,858
CenturyTel, Inc.	3,031	82,837
Ciena Corp.(a)	2,748	18,412
Cisco Systems, Inc.(a)	176,673	2,879,770
Corning, Inc.	47,391	451,636
Embarq Corp.	4,327	155,599
Frontier Communications Corp.	9,501	83,039
Harris Corp.	3,800	144,590
JDS Uniphase Corp.(a)	7,098	25,908
Juniper Networks, Inc.(a)	16,000	280,160
Motorola, Inc.	68,609	303,938
Qualcomm, Inc.	49,660	1,779,318
Qwest Communications International, Inc.	44,158	160,735
Sprint Nextel Corp.(a)	85,859	157,122
Tellabs, Inc.(a)	12,312	50,725
Verizon Communications, Inc.	85,316	2,892,212
Windstream Corp.	13,431	123,565
		15,011,332
Textiles — 0.0%
Cintas Corp.	3,990	92,688
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,791	110,584
Mattel, Inc.	10,889	174,224
		284,808
Transportation — 2.1%
Burlington Northern Santa Fe Corp.	8,493	643,005
C.H. Robinson Worldwide, Inc.	5,100	280,653

	Number of Shares	Value
CSX Corp.	11,930	$387,367
Expeditors International of Washington, Inc.	6,500	216,255
FedEx Corp.	9,303	596,788
Norfolk Southern Corp.	11,189	526,442
Ryder System, Inc.	1,782	69,106
Union Pacific Corp.	15,334	732,965
United Parcel Service, Inc. Class B	30,000	1,654,800
		5,107,381
TOTAL COMMON STOCK (Cost $286,947,187)		237,323,834
TOTAL EQUITIES (Cost $286,947,187)		237,323,834
TOTAL LONG-TERM INVESTMENTS (Cost $286,947,187)		237,323,834
	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$4,315,706	4,315,706
U.S. Treasury Bills — 0.3%
U.S. Treasury Bill(c) 0.001% 5/14/09	40,000	40,000
U.S. Treasury Bill(c) 0.002% 5/14/09	25,000	25,000
U.S. Treasury Bill(c) 0.010% 5/14/09	50,000	50,002
U.S. Treasury Bill(c) 0.027% 5/14/09	180,000	180,018
U.S. Treasury Bill(c) 0.100% 5/14/09	345,000	344,872
		639,892
TOTAL SHORT-TERM INVESTMENTS (Cost $4,955,598)		4,955,598
TOTAL INVESTMENTS — 100.0% (Cost $291,902,785)(d)		242,279,432
Other Assets/ (Liabilities) — 0.0%		38,872
NET ASSETS — 100.0%		$242,318,304

(Continued)

The accompanying notes are an integral part of the financial statements.

33

MML Equity Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Maturity value of $4,315,709. Collateralized by U.S. Government Agency obligations with a rate of 1.545%, maturity dates ranging from 2/15/36 - 5/15/36, and an aggregate market value, including accrued interest, of $4,404,175.

(c)  This security is held as collateral for open futures contracts. (Note 2).

(d)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

34

MML Growth Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 98.9%
COMMON STOCK — 98.9%
Advertising — 0.1%
Omnicom Group, Inc.	450	$12,114
Aerospace & Defense — 0.7%
General Dynamics Corp.	400	23,036
Lockheed Martin Corp.	550	46,244
Rockwell Collins, Inc.	50	1,955
		71,235
Apparel — 0.6%
Nike, Inc. Class B	1,200	61,200
Banks — 4.1%
The Bank of New York Mellon Corp.	2,300	65,159
Northern Trust Corp.	2,400	125,136
PNC Financial Services Group, Inc.	500	24,500
State Street Corp.	3,600	141,588
Wells Fargo & Co.	2,900	85,492
		441,875
Beverages — 1.4%
The Coca-Cola Co.	1,300	58,851
PepsiCo, Inc.	1,650	90,371
		149,222
Biotechnology — 6.6%
Amgen, Inc.(a)	2,400	138,600
Celgene Corp.(a)	3,950	218,356
Genentech, Inc.(a)	4,100	339,931
Genzyme Corp.(a)	300	19,911
		716,798
Chemicals — 2.9%
Monsanto Co.	1,600	112,560
Potash Corp. of Saskatchewan	950	69,559
Praxair, Inc.	2,300	136,528
		318,647
Commercial Services — 5.2%
Accenture Ltd. Class A	4,550	149,194
Apollo Group, Inc. Class A(a)	850	65,127
Automatic Data Processing, Inc.	1,850	72,779
Mastercard, Inc. Class A	400	57,172
McKesson Corp.	2,400	92,952
Visa, Inc. Class A	1,300	68,185

	Number of Shares	Value
Western Union Co.	3,900	$55,926
		561,335
Computers — 5.4%
Apple, Inc.(a)	3,950	337,132
Dell, Inc.(a)	50	512
EMC Corp.(a)	3,200	33,504
Hewlett-Packard Co.	4,000	145,160
Research In Motion Ltd.(a)	1,600	64,928
		581,236
Cosmetics & Personal Care — 0.2%
The Procter & Gamble Co.	300	18,546
Distribution & Wholesale — 0.2%
Fastenal Co.	800	27,880
Diversified Financial — 6.3%
American Express Co.	750	13,913
Ameriprise Financial, Inc.	100	2,336
BlackRock, Inc.	250	33,537
The Charles Schwab Corp.	4,300	69,531
CME Group, Inc.	200	41,622
Credit Suisse Group	14	384
Franklin Resources, Inc.	2,550	162,639
The Goldman Sachs Group, Inc.	1,500	126,585
IntercontinentalExchange, Inc.(a)	1,250	103,050
JP Morgan Chase & Co.	2,000	63,060
Morgan Stanley	3,950	63,358
		680,015
Electric — 0.6%
Entergy Corp.	200	16,626
NRG Energy, Inc.(a)	1,900	44,327
		60,953
Electrical Components & Equipment — 0.2%
Sunpower Corp. Class B(a)	700	21,308
Electronics — 0.0%
Thermo Fisher Scientific, Inc.(a)	50	1,704
Energy – Alternate Sources — 0.4%
First Solar, Inc.(a)	350	48,286
Entertainment — 0.0%
International Game Technology	100	1,189
Health Care – Products — 6.2%
Alcon, Inc.	700	62,433
Baxter International, Inc.	2,600	139,334

	Number of Shares	Value
Becton, Dickinson & Co.	1,000	$68,390
Covidien Ltd.	500	18,120
Intuitive Surgical, Inc.(a)	200	25,398
Medtronic, Inc.	4,350	136,677
St. Jude Medical, Inc.(a)	4,350	143,376
Stryker Corp.	1,800	71,910
		665,638
Health Care – Services — 0.9%
Aetna, Inc.	50	1,425
Humana, Inc.(a)	750	27,960
WellPoint, Inc.(a)	1,750	73,728
		103,113
Insurance — 0.4%
Aon Corp.	800	36,544
Prudential Financial, Inc.	100	3,026
		39,570
Internet — 8.9%
Amazon.com, Inc.(a)	6,350	325,628
eBay, Inc.(a)	100	1,396
Expedia, Inc.(a)	2,700	22,248
Google, Inc. Class A(a)	1,200	369,180
McAfee, Inc.(a)	3,150	108,895
Priceline.com, Inc.(a)	300	22,095
Tencent Holdings Ltd.	7,200	46,874
VeriSign, Inc.(a)	3,450	65,826
		962,142
Iron & Steel — 0.5%
Nucor Corp.	1,200	55,440
Lodging — 0.9%
Marriott International, Inc. Class A	1,400	27,230
MGM MIRAGE(a)	1,149	15,810
Wynn Resorts Ltd.(a)	1,200	50,712
		93,752
Machinery – Diversified — 0.1%
Deere & Co.	300	11,496
Manufacturing — 2.8%
Danaher Corp.	5,250	297,203
General Electric Co.	100	1,620
		298,823
Media — 2.0%
Discovery Communications, Inc., Series A(a)	2,825	40,002
Discovery Communications, Inc., Series C(a)	2,225	29,793
The McGraw-Hill Cos., Inc.	5,350	124,066

(Continued)

The accompanying notes are an integral part of the financial statements.

35

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Time Warner, Inc.	2,300	$23,138
		216,999
Mining — 0.0%
BHP Billiton Ltd.	14	295
Oil & Gas — 4.0%
Chevron Corp.	1,000	73,970
EOG Resources, Inc.	2,150	143,147
Exxon Mobil Corp.	2,750	219,533
		436,650
Oil & Gas Services — 2.5%
Baker Hughes, Inc.	100	3,207
FMC Technologies, Inc.(a)	300	7,149
Schlumberger Ltd.	3,300	139,689
Smith International, Inc.	5,400	123,606
		273,651
Pharmaceuticals — 10.0%
Allergan, Inc.	2,700	108,864
Express Scripts, Inc.(a)	2,150	118,207
Gilead Sciences, Inc.(a)	7,200	368,208
Medco Health Solutions, Inc.(a)	4,800	201,168
Novartis AG	562	28,159
Roche Holding AG	556	85,587
Schering-Plough Corp.	350	5,961
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	1,500	63,855
Wyeth	2,650	99,401
		1,079,410
Retail — 7.9%
Bed Bath & Beyond, Inc.(a)	2,700	68,634
Coach, Inc.(a)	1,200	24,924
Costco Wholesale Corp.	1,050	55,125
CVS Caremark Corp.	4,300	123,582
Kohl's Corp.(a)	3,250	117,650
McDonald's Corp.	2,150	133,708
Wal-Mart Stores, Inc.	4,000	224,240
Yum! Brands, Inc.	3,400	107,100
		854,963
Semiconductors — 2.6%
Altera Corp.	2,300	38,433
Broadcom Corp. Class A(a)	2,550	43,274
Intel Corp.	550	8,063
Marvell Technology Group Ltd.(a)	12,550	83,708
Xilinx, Inc.	5,900	105,138
		278,616

	Number of Shares	Value
Software — 5.4%
Adobe Systems, Inc.(a)	1,600	$34,064
Autodesk, Inc.(a)	3,100	60,915
Electronic Arts, Inc.(a)	3,750	60,150
Fiserv, Inc.(a)	2,500	90,925
Intuit, Inc.(a)	1,200	28,548
Microsoft Corp.	14,150	275,076
Oracle Corp.(a)	1,850	32,800
		582,478
Telecommunications — 6.8%
America Movil SAB de C.V. Sponsored ADR (Mexico)	1,650	51,134
American Tower Corp. Class A(a)	6,200	181,784
AT&T, Inc.	100	2,850
Cisco Systems, Inc.(a)	5,650	92,095
Juniper Networks, Inc.(a)	9,150	160,216
MetroPCS Communications, Inc.(a)	2,400	35,640
Qualcomm, Inc.	5,850	209,605
		733,324
Toys, Games & Hobbies — 1.4%
Nintendo Co. Ltd.	400	153,678
Transportation — 0.7%
Expeditors International of Washington, Inc.	1,000	33,270
Union Pacific Corp.	900	43,020
		76,290
TOTAL COMMON STOCK (Cost $14,808,920)		10,689,871
TOTAL EQUITIES (Cost $14,808,920)		10,689,871
RIGHTS — 0.0%
Computers — 0.0%
Seagate Technology(b)	11,100	-
TOTAL RIGHTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $14,808,920)		10,689,871

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(c)	$142,506	$142,506
TOTAL SHORT-TERM INVESTMENTS (Cost $142,506)		142,506
TOTAL INVESTMENTS — 100.2% (Cost $14,951,426)(d)		10,832,377
Other Assets/ (Liabilities) — (0.2)%		(23,609)
NET ASSETS — 100.0%		$10,808,768

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  This security is valued in good faith under procedures established by the Board of Trustees.

(c)  Maturity value of $142,506. Collateralized by U.S. Government Agency obligations with a rate of 1.772%, maturity date of 8/15/36, and an aggregate market value, including accrued interest, of $145,869.

(d)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MML NASDAQ-100 Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 98.3%
COMMON STOCK — 98.3%
Advertising — 0.1%
Focus Media Holding Ltd. ADR (Cayman Islands)(a)	583	$5,299
Airlines — 0.3%
Ryanair Holdings PLC Sponsored ADR (Ireland)(a)	592	17,215
Auto Manufacturers — 1.1%
Paccar, Inc.	2,081	59,517
Beverages — 0.3%
Hansen Natural Corp.(a)	466	15,625
Biotechnology — 9.4%
Amgen, Inc.(a)	2,512	145,068
Biogen Idec, Inc.(a)	1,613	76,827
Celgene Corp.(a)	2,311	127,752
Genzyme Corp.(a)	1,725	114,488
Illumina, Inc.(a)	603	15,708
Life Technologies Corp.(a)	884	20,606
Vertex Pharmaceuticals, Inc.(a)	809	24,578
		525,027
Chemicals — 0.5%
Sigma-Aldrich Corp.	613	25,893
Commercial Services — 3.5%
Apollo Group, Inc. Class A(a)	818	62,675
Automatic Data Processing, Inc.	1,815	71,402
Paychex, Inc.	1,741	45,754
Pharmaceutical Product Development, Inc.	586	17,000
		196,831
Computers — 13.9%
Apple, Inc.(a)	6,306	538,217
Cognizant Technology Solutions Corp. Class A(a)	1,444	26,079
Dell, Inc.(a)	3,638	37,253
Logitech International SA(a)	887	13,820
NetApp, Inc.(a)	1,756	24,531
Research In Motion Ltd.(a)	2,878	116,789
Seagate Technology	2,477	10,973
Sun Microsystems, Inc.(a)	1,634	6,242
		773,904

	Number of Shares	Value
Distribution & Wholesale — 0.5%
Fastenal Co.	742	$25,859
Electronics — 0.9%
Flextronics International Ltd.(a)	4,466	11,433
FLIR Systems, Inc.(a)	747	22,918
Garmin Ltd.	961	18,422
		52,773
Energy – Alternate Sources — 0.9%
First Solar, Inc.(a)	362	49,941
Engineering & Construction — 0.3%
Foster Wheeler Ltd.(a)	671	15,688
Environmental Controls — 0.4%
Stericycle, Inc.(a)	462	24,061
Health Care – Products — 1.1%
Henry Schein, Inc.(a)	453	16,620
Hologic, Inc.(a)	1,371	17,919
Intuitive Surgical, Inc.(a)	199	25,271
		59,810
Internet — 10.2%
Akamai Technologies, Inc.(a)	825	12,449
Amazon.com, Inc.(a)	1,448	74,253
Baidu.com Sponsored ADR (Cayman Islands)(a)	135	17,627
Check Point Software Technologies Ltd.(a)	1,077	20,452
eBay, Inc.(a)	4,844	67,622
Expedia, Inc.(a)	1,436	11,833
Google, Inc. Class A(a)	741	227,969
IAC/InterActiveCorp(a)	741	11,656
Liberty Media Holding Corp. Interactive Class A(a)	2,778	8,667
Symantec Corp.(a)	4,446	60,110
VeriSign, Inc.(a)	931	17,764
Yahoo!, Inc.(a)	3,393	41,395
		571,797
Iron & Steel — 0.2%
Steel Dynamics, Inc.	956	10,688
Lodging — 0.5%
Wynn Resorts Ltd.(a)	622	26,286
Machinery – Construction & Mining — 0.2%
Joy Global, Inc.	539	12,338
Media — 4.3%
Comcast Corp. Class A	7,337	123,848

	Number of Shares	Value
The DIRECTV Group, Inc.(a)	3,890	$89,120
DISH Network Corp. Class A(a)	1,096	12,155
Liberty Global, Inc. Class A(a)	774	12,322
		237,445
Pharmaceuticals — 9.1%
Cephalon, Inc.(a)	339	26,117
DENTSPLY International, Inc.	728	20,559
Express Scripts, Inc.(a)	1,123	61,742
Gilead Sciences, Inc.(a)	4,560	233,198
Patterson Cos., Inc.(a)	593	11,119
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	3,252	138,438
Warner Chilcott Ltd. Class A(a)	1,233	17,878
		509,051
Retail — 5.0%
Bed Bath & Beyond, Inc.(a)	1,776	45,146
Costco Wholesale Corp.	1,157	60,742
O'Reilly Automotive, Inc.(a)	661	20,319
Ross Stores, Inc.	683	20,306
Sears Holdings Corp.(a)	658	25,576
Staples, Inc.	2,437	43,671
Starbucks Corp.(a)	5,186	49,060
Urban Outfitters, Inc.(a)	817	12,239
		277,059
Semiconductors — 7.7%
Altera Corp.	2,127	35,542
Applied Materials, Inc.	3,529	35,749
Broadcom Corp. Class A(a)	2,073	35,179
Intel Corp.	9,905	145,207
KLA-Tencor Corp.	1,041	22,684
Lam Research Corp.(a)	663	14,109
Linear Technology Corp.	1,508	33,357
Marvell Technology Group Ltd.(a)	2,975	19,843
Maxim Integrated Products, Inc.	1,541	17,598
Microchip Technology, Inc.	774	15,116
Nvidia Corp.(a)	2,682	21,644
Xilinx, Inc.	1,848	32,931
		428,959
Software — 14.8%
Activision Blizzard, Inc.(a)	6,015	51,969

(Continued)

The accompanying notes are an integral part of the financial statements.

37

MML NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Adobe Systems, Inc.(a)	2,647	$56,355
Autodesk, Inc.(a)	1,200	23,580
CA, Inc.	2,532	46,918
Citrix Systems, Inc.(a)	1,098	25,880
Electronic Arts, Inc.(a)	1,645	26,386
Fiserv, Inc.(a)	1,029	37,425
Infosys Technologies Ltd. Sponsored ADR (India)	573	14,078
Intuit, Inc.(a)	2,051	48,793
Microsoft Corp.	15,570	302,681
Oracle Corp.(a)	10,930	193,789
		827,854
Telecommunications — 10.9%
Cisco Systems, Inc.(a)	10,638	173,399
Juniper Networks, Inc.(a)	1,765	30,905
Millicom International Cellular SA	535	24,027
NII Holdings, Inc.(a)	820	14,908
Qualcomm, Inc.	10,154	363,818
		607,057
Textiles — 0.4%
Cintas Corp.	933	21,674
Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	851	46,830
Expeditors International of Washington, Inc.	1,067	35,499
J.B. Hunt Transport Services, Inc.	614	16,130
		98,459
TOTAL COMMON STOCK (Cost $6,836,407)		5,476,110
TOTAL EQUITIES (Cost $6,836,407)		5,476,110
TOTAL LONG-TERM INVESTMENTS (Cost $6,836,407)		5,476,110

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$77,955	$77,955
U.S. Treasury Bills — 0.5%
U.S. Treasury Bill(c) 0.100% 5/14/09	30,000	29,989
TOTAL SHORT-TERM INVESTMENTS (Cost $107,944)		107,944
TOTAL INVESTMENTS — 100.2% (Cost $6,944,351)(d)		5,584,054
Other Assets/ (Liabilities) — (0.2)%		(11,382)
NET ASSETS — 100.0%		$5,572,672

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $77,955. Collateralized by U.S. Government Agency obligations with a rate of 1.772%, maturity date of 8/15/36, and an aggregate market value, including accrued interest, of $79,881.

(c)  This security is held as collateral for open futures contracts. (Note 2).

(d)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 88.4%
COMMON STOCK — 88.4%
Aerospace & Defense — 2.4%
Aerovironment, Inc.(a)	43,600	$1,604,916
Cubic Corp.	24,200	658,240
Esterline Technologies Corp.(a)	16,600	628,974
Teledyne Technologies, Inc.(a)	27,290	1,215,770
		4,107,900
Airlines — 0.7%
Allegiant Travel Co.(a)	6,790	329,790
JetBlue Airways Corp.(a)	79,400	563,740
US Airways Group, Inc.(a)	49,100	379,543
		1,273,073
Apparel — 0.1%
Asics Corp.	12,850	103,616
Automotive & Parts — 0.5%
BorgWarner, Inc.	19,300	420,161
Tenneco, Inc.(a)	72,200	212,990
TRW Automotive Holdings Corp.(a)	71,300	256,680
		889,831
Banks — 1.1%
International Bancshares Corp.	1,210	26,414
Signature Bank(a)	16,060	460,762
UMB Financial Corp.	17,100	840,294
Westamerica Bancorp	11,800	603,570
		1,931,040
Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.(a)	4,500	162,855
Celera Corp.(a)	91,070	1,013,609
Cougar Biotechnology, Inc.(a)	25,150	653,900
Human Genome Sciences, Inc.(a)	115,800	245,496
Incyte Corp.(a)	65,000	246,350
Regeneron Pharmaceuticals, Inc.(a)	51,740	949,947
Sequenom, Inc.(a)	9,110	180,742
		3,452,899
Building Materials — 0.4%
Lennox International, Inc.	18,600	600,594

	Number of Shares	Value
USG Corp.(a)	10,400	$83,616
		684,210
Chemicals — 0.4%
Albemarle Corp.	10,780	240,394
FMC Corp.	7,194	321,788
Solutia, Inc.(a)	32,920	148,140
		710,322
Commercial Services — 7.9%
AerCap Holdings NV(a)	37,800	113,778
American Public Education, Inc.(a)	46,300	1,721,897
Bankrate, Inc.(a)	73,000	2,774,000
Bowne & Co., Inc.	56,600	332,808
Capella Education Co.(a)	28,800	1,692,288
CoStar Group, Inc.(a)	47,400	1,561,356
Equifax, Inc.	3,800	100,776
Interactive Data Corp.	18,420	454,237
ITT Educational Services, Inc.(a)	3,660	347,627
Net 1 UEPS Technologies, Inc.(a)	16,080	220,296
Pharmaceutical Product Development, Inc.	16,020	464,740
Riskmetrics Group, Inc.(a)	82,900	1,234,381
Robert Half International, Inc.	40,890	851,330
Service Corp. International	69,600	345,912
VistaPrint Ltd.(a)	72,150	1,342,712
		13,558,138
Computers — 3.2%
CACI International, Inc. Class A(a)	9,570	431,511
Diebold, Inc.	16,400	460,676
MICROS Systems, Inc.(a)	137,800	2,248,896
NCR Corp.(a)	21,740	307,404
Riverbed Technology, Inc.(a)	160,100	1,823,539
SYKES Enterprises, Inc.(a)	10,460	199,995
		5,472,021
Cosmetics & Personal Care — 1.8%
Alberto-Culver Co.	126,700	3,105,417
Distribution & Wholesale — 2.9%
Beacon Roofing Supply, Inc.(a)	38,200	530,216
Ingram Micro, Inc. Class A(a)	80,200	1,073,878
LKQ Corp.(a)	205,158	2,392,142

	Number of Shares	Value
Pool Corp.	48,580	$872,983
WESCO International, Inc.(a)	6,150	118,264
		4,987,483
Diversified Financial — 2.8%
Advanta Corp. Class B	28,800	60,192
Ameriprise Financial, Inc.	3,900	91,104
CIT Group, Inc.	187,400	850,796
Financial Federal Corp.	86,387	2,010,225
JMP Group, Inc.	83,600	463,980
The NASDAQ OMX Group, Inc.(a)	41,260	1,019,535
Waddell & Reed Financial, Inc. Class A	25,700	397,322
		4,893,154
Electric — 0.3%
ITC Holdings Corp.	12,800	559,104
Electrical Components & Equipment — 0.5%
Ametek, Inc.	9,650	291,527
Sunpower Corp. Class B(a)	18,326	557,843
		849,370
Electronics — 0.7%
Axsys Technologies, Inc.(a)	4,070	223,280
FLIR Systems, Inc.(a)	17,810	546,411
Itron, Inc.(a)	5,697	363,127
		1,132,818
Energy – Alternate Sources — 1.0%
Covanta Holding Corp.(a)	76,100	1,671,156
Engineering & Construction — 1.1%
Aecom Technology Corp.(a)	28,320	870,274
Chicago Bridge & Iron Co. NV	91,550	920,077
Sterling Construction Co., Inc.(a)	8,580	159,073
		1,949,424
Entertainment — 2.8%
Churchill Downs, Inc.	19,900	804,358
DreamWorks Animation SKG, Inc. Class A(a)	49,500	1,250,370
Scientific Games Corp. Class A(a)	81,700	1,433,018
Vail Resorts, Inc.(a)	51,400	1,367,240
		4,854,986
Environmental Controls — 1.2%
American Ecology Corp.	17,970	363,533

(Continued)

The accompanying notes are an integral part of the financial statements.

39

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TETRA Technologies, Inc.(a)	18,130	$437,840
Waste Connections, Inc.(a)	37,590	1,186,716
		1,988,089
Foods — 0.8%
Ralcorp Holdings, Inc.(a)	12,360	721,824
Smithfield Foods, Inc.(a)	41,500	583,905
		1,305,729
Gas — 0.6%
Southern Union Co.	4,000	52,160
UGI Corp.	43,240	1,055,921
		1,108,081
Hand & Machine Tools — 0.3%
Snap-on, Inc.	11,730	461,927
Health Care – Products — 3.9%
ABIOMED, Inc.(a)	104,900	1,722,458
AngioDynamics, Inc.(a)	15,820	216,576
Nuvasive, Inc.(a)	48,600	1,683,990
Orthovita, Inc.(a)	117,252	397,484
SSL International PLC	30,005	214,545
Volcano Corp.(a)	150,040	2,250,600
Zoll Medical Corp.(a)	11,520	217,613
		6,703,266
Health Care – Services — 2.2%
Community Health Systems, Inc.(a)	37,000	539,460
Coventry Health Care, Inc.(a)	7,500	111,600
Health Management Associates, Inc. Class A(a)	120,600	215,874
Health Net, Inc.(a)	62,400	679,536
Healthsouth Corp.(a)	59,820	655,627
Healthways, Inc.(a)	107,600	1,235,248
Icon PLC Sponsored ADR (Ireland)(a)	20,454	402,739
		3,840,084
Holding Company – Diversified — 0.2%
Liberty Acquisition Holdings Corp.(a)	48,980	408,983
Home Furnishing — 1.2%
DTS, Inc.(a)	47,250	867,038
TiVo, Inc.(a)	155,200	1,111,232
		1,978,270
Household Products — 0.2%
Jarden Corp.(a)	37,080	426,420

	Number of Shares	Value
Insurance — 3.4%
Allied World Assurance Holdings Ltd.	27,650	$1,122,590
Arch Capital Group Ltd.(a)	4,350	304,935
Axis Capital Holdings Ltd.	10,110	294,403
Employers Holdings, Inc.	49,300	813,450
First American Corp.	22,600	652,914
Lancashire Holdings Ltd.	34,601	212,252
Navigators Group, Inc.(a)	8,700	477,717
PartnerRe Ltd.	4,020	286,505
Platinum Underwriters Holdings Ltd.	24,600	887,568
ProAssurance Corp.(a)	8,100	427,518
W.R. Berkley Corp.	9,880	306,280
		5,786,132
Internet — 4.9%
Ariba, Inc.(a)	42,560	306,858
Art Technology Group, Inc.(a)	164,700	317,871
Constant Contact, Inc.(a)	154,400	2,045,800
DealerTrack Holdings, Inc.(a)	40,350	479,762
Equinix, Inc.(a)	8,090	430,307
McAfee, Inc.(a)	15,720	543,440
Netease.com Sponsored ADR (Cayman Islands)(a)	24,200	534,820
S1 Corp.(a)	108,000	852,120
Sapient Corp.(a)	115,700	513,708
Sina Corp.(a)	48,050	1,112,357
Vocus, Inc.(a)	74,000	1,347,540
		8,484,583
Leisure Time — 0.5%
Royal Caribbean Cruises Ltd.	59,280	815,100
Lodging — 0.7%
Gaylord Entertainment Co.(a)	115,800	1,255,272
Machinery – Construction & Mining — 0.5%
Bucyrus International, Inc. Class A	43,400	803,768
Machinery – Diversified — 0.7%
Flowserve Corp.	3,940	202,910
Wabtec Corp.	25,900	1,029,525
		1,232,435
Manufacturing — 0.4%
Hansen Transmissions International NV(a)	152,435	257,061
Hexcel Corp.(a)	59,300	438,227
		695,288

	Number of Shares	Value
Media — 1.9%
FactSet Research Systems, Inc.	72,222	$3,195,101
Gannett Co., Inc.	8,000	64,000
		3,259,101
Metal Fabricate & Hardware — 0.1%
Mueller Water Products, Inc. Class A	12,100	101,640
Oil & Gas — 2.8%
Arena Resources, Inc.(a)	25,370	712,643
Atwood Oceanics, Inc.(a)	20,500	313,240
Bill Barrett Corp.(a)	88,550	1,871,062
Cabot Oil & Gas Corp.	10,850	282,100
Comstock Resources, Inc.(a)	5,500	259,875
Helmerich & Payne, Inc.	3,580	81,445
Penn Virginia Corp.	6,490	168,610
St. Mary Land & Exploration Co.	10,220	207,568
Whiting Petroleum Corp.(a)	25,760	861,930
		4,758,473
Pharmaceuticals — 1.5%
Alkermes, Inc.(a)	64,280	684,582
Amylin Pharmaceuticals, Inc.(a)	39,100	424,235
Auxilium Pharmaceuticals, Inc.(a)	13,470	383,087
Cubist Pharmaceuticals, Inc.(a)	7,400	178,784
The Medicines Co.(a)	23,880	351,752
Onyx Pharmaceuticals, Inc.(a)	5,820	198,811
Perrigo Co.	13,500	436,185
		2,657,436
Real Estate Investment Trusts (REITS) — 1.1%
American Campus Communities, Inc.	23,700	485,376
CapitalSource, Inc.	79,900	369,138
MFA Mortgage Investments, Inc.	88,700	522,443
Redwood Trust, Inc.	30,700	457,737
		1,834,694
Retail — 5.0%
Abercrombie & Fitch Co. Class A	15,100	348,357
Advance Auto Parts, Inc.	14,710	494,991
Big Lots, Inc.(a)	8,670	125,628
BJ's Wholesale Club, Inc.(a)	13,760	471,418
Burger King Holdings, Inc.	17,810	425,303

(Continued)

The accompanying notes are an integral part of the financial statements.

40

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Denny's Corp.(a)	300,800	$598,592
Dick's Sporting Goods, Inc.(a)	12,100	170,731
DSW, Inc. Class A(a)	12,000	149,520
Dufry Group	3,597	100,015
FGX International Holdings Ltd.(a)	17,550	241,137
Foot Locker, Inc.	75,290	552,629
GameStop Corp. Class A(a)	14,490	313,853
Limited Brands, Inc.	9,200	92,368
Nu Skin Enterprises, Inc. Class A	59,300	618,499
O'Reilly Automotive, Inc.(a)	78,890	2,425,079
OfficeMax, Inc.	48,600	371,304
Papa John's International, Inc.(a)	22,800	420,204
Penske Auto Group, Inc.	46,000	353,280
Urban Outfitters, Inc.(a)	19,300	289,114
		8,562,022
Semiconductors — 1.6%
Brooks Automation, Inc.(a)	42,300	245,763
Microsemi Corp.(a)	20,930	264,555
Netlogic Microsystems, Inc.(a)	14,200	312,542
ON Semiconductor Corp.(a)	311,810	1,060,154
Semtech Corp.(a)	31,700	357,259
Skyworks Solutions, Inc.(a)	55,960	310,019
Verigy Ltd.(a)	25,300	243,386
		2,793,678
Software — 13.6%
Allscripts Heathcare Solutions, Inc.	173,500	1,721,120
Athenahealth, Inc.(a)	89,500	3,366,990
Autonomy Corp. PLC(a)	21,990	302,672
Blackbaud, Inc.	178,350	2,407,725
Blackboard, Inc.(a)	118,100	3,097,763
Cerner Corp.(a)	28,600	1,099,670
Commvault Systems, Inc.(a)	165,000	2,212,650
Concur Technologies, Inc.(a)	62,700	2,057,814
EPIQ Systems, Inc.(a)	66,959	1,118,885
Informatica Corp.(a)	20,400	280,092
Omnicell, Inc.(a)	110,600	1,350,426
Omniture, Inc.(a)	155,800	1,657,712
Red Hat, Inc.(a)	93,170	1,231,707
RightNow Technologies, Inc.(a)	56,850	439,451
Solera Holdings, Inc.(a)	29,720	716,252

	Number of Shares	Value
UBISOFT Entertainment(a)	14,566	$284,786
		23,345,715
Storage & Warehousing — 0.1%
Mobile Mini, Inc.(a)	17,221	248,327
Telecommunications — 1.0%
Atheros Communications, Inc.(a)	52,970	758,001
MetroPCS Communications, Inc.(a)	41,520	616,572
NICE Systems Ltd. ADR (Israel)(a)	16,320	366,710
		1,741,283
Toys, Games & Hobbies — 0.2%
Marvel Entertainment, Inc.(a)	13,580	417,585
Transportation — 4.9%
Con-way, Inc.	25,200	670,320
Heartland Express, Inc.	17,390	274,067
Hub Group, Inc. Class A(a)	12,744	338,098
J.B. Hunt Transport Services, Inc.	135,330	3,555,119
Kansas City Southern(a)	130,025	2,476,976
Knight Transportation, Inc.	64,600	1,041,352
		8,355,932
Water — 0.3%
Companhia de Saneamento de Minas Gerais	64,700	533,286
TOTAL COMMON STOCK (Cost $197,126,615)		152,088,561
TOTAL EQUITIES (Cost $197,126,615)		152,088,561
MUTUAL FUNDS — 3.1%
Investment Companies — 3.1%
iShares Russell 2000 Growth Index Fund	87,800	4,465,508
iShares Russell 2000 Index Fund	19,300	950,911
TOTAL MUTUAL FUNDS (Cost $6,448,947)		5,416,419
TOTAL MUTUAL FUNDS (Cost $6,448,947)		5,416,419
TOTAL LONG-TERM INVESTMENTS (Cost $203,575,562)		157,504,980

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 6.7%
Repurchase Agreement — 6.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$11,463,391	$11,463,391
TOTAL SHORT-TERM INVESTMENTS (Cost $11,463,391)		11,463,391
TOTAL INVESTMENTS — 98.2% (Cost $215,038,953)(c)		168,968,371
Other Assets/ (Liabilities) — 1.8%		3,165,049
NET ASSETS — 100.0%		$172,133,420

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $11,463,397. Collateralized by U.S. Government Agency obligations with rates ranging from 1.545% - 5.220%, maturity dates ranging from 7/01/34 - 8/15/36, and an aggregate market value, including accrued interest, of $11,697,833.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MML Emerging Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 96.7%
COMMON STOCK — 96.7%
Aerospace & Defense — 1.3%
Aerovironment, Inc.(a)	2,400	$88,344
Kaman Corp.	2,286	41,445
		129,789
Airlines — 2.6%
Alaska Air Group, Inc.(a)	3,500	102,375
Allegiant Travel Co.(a)	3,200	155,424
		257,799
Apparel — 0.5%
Iconix Brand Group, Inc.(a)	5,205	50,905
Automotive & Parts — 0.3%
Exide Technologies(a)	5,174	27,371
Banks — 0.4%
Bank of the Ozarks, Inc.	1,500	44,460
Biotechnology — 6.8%
Alexion Pharmaceuticals, Inc.(a)	7,200	260,568
Bio-Rad Laboratories, Inc. Class A(a)	756	56,934
Illumina, Inc.(a)	4,770	124,259
Myriad Genetics, Inc.(a)	3,600	238,536
		680,297
Commercial Services — 11.6%
American Public Education, Inc.(a)	3,068	114,099
Corinthian Colleges, Inc.(a)	15,283	250,183
DeVry, Inc.	3,100	177,971
ITT Educational Services, Inc.(a)	2,700	256,446
K12, Inc.(a)	2,730	52,061
Kendle International, Inc.(a)	2,648	68,106
Kenexa Corp.(a)	3,083	24,602
PAREXEL International Corp.(a)	7,425	72,097
Strayer Education, Inc.	700	150,087
		1,165,652
Computers — 2.3%
Data Domain, Inc.(a)	2,511	47,207
iGate Corp.(a)	6,471	42,126
IHS, Inc. Class A(a)	2,316	86,665

	Number of Shares	Value
MICROS Systems, Inc.(a)	3,344	$54,574
		230,572
Distribution & Wholesale — 0.3%
WESCO International, Inc.(a)	1,581	30,403
Diversified Financial — 1.7%
Portfolio Recovery Associates, Inc.(a)	2,383	80,641
Stifel Financial Corp.(a)	2,000	91,700
		172,341
Electrical Components & Equipment — 2.1%
A-Power Energy Generation Systems Ltd.(a)	4,946	21,268
American Superconductor Corp.(a)	3,656	59,629
Greatbatch, Inc.(a)	2,613	69,140
Powell Industries, Inc.(a)	2,100	60,942
		210,979
Electronics — 4.4%
American Science & Engineering, Inc.	1,300	96,148
Axsys Technologies, Inc.(a)	4,000	219,440
Cogent, Inc.(a)	6,100	82,777
Daktronics, Inc.	3,265	30,561
Technitrol, Inc.	4,498	15,653
		444,579
Energy – Alternate Sources — 0.9%
FuelCell Energy, Inc.(a)	9,705	37,655
Headwaters, Inc.(a)	7,130	48,128
		85,783
Engineering & Construction — 2.2%
Aecom Technology Corp.(a)	1,900	58,387
Layne Christensen Co.(a)	2,253	54,094
URS Corp.(a)	2,714	110,650
		223,131
Environmental Controls — 0.2%
Darling International, Inc.(a)	3,923	21,537
Foods — 3.6%
American Italian Pasta Co. Class A(a)	4,900	109,466
Corn Products International, Inc.	3,025	87,271
Ralcorp Holdings, Inc.(a)	1,900	110,960

	Number of Shares	Value
Spartan Stores, Inc.	2,300	$53,475
		361,172
Forest Products & Paper — 0.9%
Rock-Tenn Co. Class A	2,600	88,868
Health Care – Products — 9.6%
Bruker Corp.(a)	5,753	23,242
Cyberonics, Inc.(a)	3,640	60,315
ICU Medical, Inc.(a)	2,900	96,106
Luminex Corp.(a)	3,548	75,785
Nuvasive, Inc.(a)	6,174	213,929
Thoratec Corp.(a)	9,547	310,182
Volcano Corp.(a)	6,903	103,545
Wright Medical Group, Inc.(a)	4,194	85,684
		968,788
Health Care – Services — 8.0%
Almost Family, Inc.(a)	4,300	193,414
Amedisys, Inc.(a)	4,000	165,360
Genoptix, Inc.(a)	4,000	136,320
Gentiva Health Services, Inc.(a)	4,625	135,328
LHC Group, Inc.(a)	4,900	176,400
		806,822
Household Products — 0.6%
Helen of Troy Ltd.(a)	3,478	60,378
Insurance — 3.4%
Argo Group International Holdings Ltd.(a)	2,761	93,653
Life Partners Holdings, Inc.	4,300	187,652
Validus Holdings Ltd.	2,200	57,552
		338,857
Internet — 5.3%
1-800-Flowers.com, Inc. Class A(a)	9,200	35,144
Asiainfo Holdings, Inc.(a)	8,775	103,896
Avocent Corp.(a)	2,236	40,047
CyberSources Corp.(a)	5,963	71,496
NIC, Inc.	12,920	59,432
Shanda Interactive Entertainment Ltd. Sponsored ADR (Cayman Islands)(a)	2,473	80,026
TeleCommunication Systems, Inc. Class A(a)	16,300	140,017
		530,058

(Continued)

The accompanying notes are an integral part of the financial statements.

42

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 0.4%
Bucyrus International, Inc. Class A	1,987	$36,799
Machinery – Diversified — 1.7%
Roper Industries, Inc.	1,426	61,902
Wabtec Corp.	2,777	110,386
		172,288
Manufacturing — 0.7%
American Railcar Industries, Inc.	1,763	18,565
Ameron International Corp.	774	48,700
		67,265
Media — 0.5%
Central European Media Enterprises Ltd.(a)	2,214	48,088
Metal Fabricate & Hardware — 1.5%
Circor International, Inc.	1,173	32,258
Kaydon Corp.	3,527	121,152
		153,410
Office Furnishings — 0.4%
Herman Miller, Inc.	3,270	42,608
Oil & Gas — 0.2%
GMX Resources, Inc.(a)	925	23,421
Pharmaceuticals — 6.5%
Cubist Pharmaceuticals, Inc.(a)	7,200	173,952
Emergent Biosolutions, Inc.(a)	4,000	104,440
Mylan, Inc.(a)	4,890	48,362
Neogen Corp.(a)	1,768	44,165
Omnicare, Inc.	5,800	161,008
PetMed Express, Inc.(a)	3,700	65,231
Questcor Pharmaceuticals, Inc.(a)	5,900	54,929
		652,087
Retail — 3.7%
99 Cents Only Stores(a)	3,604	39,392
Dollar Tree, Inc.(a)	1,400	58,520
Ezcorp, Inc.(a)	7,500	114,075
The Finish Line, Inc. Class A	9,231	51,693
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,446	36,813
The Wet Seal, Inc. Class A(a)	23,162	68,791
		369,284

	Number of Shares	Value
Semiconductors — 0.2%
Advanced Analogic Technologies, Inc.(a)	7,499	$22,647
Software — 9.3%
Blackboard, Inc.(a)	3,886	101,930
Concur Technologies, Inc.(a)	2,165	71,055
EPIQ Systems, Inc.(a)	4,646	77,635
Informatica Corp.(a)	6,133	84,206
ManTech International Corp. Class A(a)	4,800	260,112
SkillSoft PLC Sponsored ADR (Ireland)(a)	15,565	111,134
Sybase, Inc.(a)	5,500	136,235
The Ultimate Software Group, Inc.(a)	3,039	44,369
Wind River Systems, Inc.(a)	5,097	46,026
		932,702
Telecommunications — 2.6%
Comtech Telecommunications(a)	2,500	114,550
NICE Systems Ltd. ADR (Israel)(a)	4,069	91,430
Viasat, Inc.(a)	2,400	57,792
		263,772
TOTAL COMMON STOCK (Cost $11,496,032)		9,714,912
TOTAL EQUITIES (Cost $11,496,032)		9,714,912
WARRANTS — 0.0%
Internet — 0.0%
Lantronix, Inc., Expires 02/09/11, Strike 4.68(b)	99	-
TOTAL WARRANTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $11,496,032)		9,714,912

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(c)	$294,017	$294,017
TOTAL SHORT-TERM INVESTMENTS (Cost $294,017)		294,017
TOTAL INVESTMENTS — 99.6% (Cost $11,790,049)(d)		10,008,929
Other Assets/ (Liabilities) — 0.4%		44,836
NET ASSETS — 100.0%		$10,053,765

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  This security is valued in good faith under procedures established by the Board of Trustees.

(c)  Maturity value of $294,018. Collateralized by U.S. Government Agency obligations with rates ranging from 1.545% - 4.725%, maturity dates ranging from 5/01/35 - 8/15/36, and an aggregate market value, including accrued interest, of $300,561.

(d)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2008

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Assets:
Investments, at value (Note 2)(a)	$162,951,645	$237,323,834	$10,689,871
Short-term investments, at value (Note 2)(b)	10,179,776	4,955,598	142,506
Total investments	173,131,421	242,279,432	10,832,377
Receivables from:
Investments sold	156,510	-	10,442
Investment adviser (Note 3)	-	13,654	21,732
Fund shares sold	6,904,449	46,554	68,105
Interest and dividends	176,286	538,672	11,834
Variation margin on open futures contracts (Note 2)	-	72,632	-
Foreign taxes withheld	12,278	-	391
Total assets	180,380,944	242,950,944	10,944,881
Liabilities:
Payables for:
Investments purchased	-	390,056	77,194
Fund shares repurchased	26,696	16,956	2,789
Trustees' fees and expenses (Note 3)	47,834	127,286	8,701
Affiliates (Note 3):
Investment management fees	118,148	21,094	7,437
Administration fees	-	27,168	-
Service fees	1,443	171	117
Accrued expense and other liabilities	50,641	49,909	39,875
Total liabilities	244,762	632,640	136,113
Net assets	$180,136,182	$242,318,304	$10,808,768
Net assets consist of:
Paid-in capital	$245,897,395	$297,426,932	$40,260,787
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	2,172,646	6,644,634	(242)
Accumulated net realized gain (loss) on investments	(9,889,962)	(12,290,536)	(25,332,728)
Net unrealized appreciation (depreciation) on investments	(58,043,897)	(49,462,726)	(4,119,049)
Net assets	$180,136,182	$242,318,304	$10,808,768
(a) Cost of investments - unaffiliated issuers:	$220,996,289	$286,947,187	$14,808,920
(b) Cost of short-term investments:	$10,179,776	$4,955,598	$142,506

The accompanying notes are an integral part of the financial statements.

44

	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Assets:
Investments, at value (Note 2)(a)	$5,476,110	$157,504,980	$9,714,912
Short-term investments, at value (Note 2)(b)	107,944	11,463,391	294,017
Total investments	5,584,054	168,968,371	10,008,929
Receivables from:
Investments sold	951	2,109,705	181,706
Investment adviser (Note 3)	18,109	-	21,315
Fund shares sold	14,397	3,658,330	40,934
Interest and dividends	2,268	113,667	1,849
Variation margin on open futures contracts (Note 2)	520	-	-
Foreign taxes withheld	-	28	-
Total assets	5,620,299	174,850,101	10,254,733
Liabilities:
Payables for:
Investments purchased	-	2,460,044	146,715
Fund shares repurchased	1,601	13,881	1,558
Trustees' fees and expenses (Note 3)	4,333	38,819	5,610
Affiliates (Note 3):
Investment management fees	2,231	152,084	9,015
Administration fees	-	-	-
Service fees	107	225	84
Accrued expense and other liabilities	39,355	51,628	37,986
Total liabilities	47,627	2,716,681	200,968
Net assets	$5,572,672	$172,133,420	$10,053,765
Net assets consist of:
Paid-in capital	$15,619,646	$239,469,350	$20,481,427
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(3,130)	(14,496)	(5,568)
Accumulated net realized gain (loss) on investments	(8,683,156)	(21,244,181)	(8,640,974)
Net unrealized appreciation (depreciation) on investments	(1,360,688)	(46,077,253)	(1,781,120)
Net assets	$5,572,672	$172,133,420	$10,053,765
(a) Cost of investments - unaffiliated issuers:	$6,836,407	$203,575,562	$11,496,032
(b) Cost of short-term investments:	$107,944	$11,463,391	$294,017

45

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2008

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Initial Class shares:
Net assets	$175,312,877	$-	$10,407,913
Shares outstanding(a)	21,877,367	-	2,370,575
Net asset value,offering price and redemption price per share	$8.01	$-	$4.39
Class I shares:
Net assets	$-	$48,278,780	$-
Shares outstanding(a)	-	4,262,064	-
Net asset value and redemption price per share	$-	$11.33	$-
Class II shares:
Net assets	$-	$117,274,180	$-
Shares outstanding(a)	-	10,343,810	-
Net asset value, offering price and redemption price per share	$-	$11.34	$-
Class III shares:
Net assets	$-	$76,286,979	$-
Shares outstanding(a)	-	6,731,056	-
Net asset value, offering price and redemption price per share	$-	$11.33	$-
Service Class shares*:
Net assets	$4,823,305	$-	$400,855
Shares outstanding(a)	602,401	-	91,381
Net asset value, offering price and redemption price per share	$8.01	$-	$4.39
Service Class I shares**:
Net assets	$-	$478,365	$-
Shares outstanding(a)	-	42,270	-
Net asset value, offering price and redemption price per share	$-	$11.32	$-

(a)  Authorized unlimited number of shares with no par value.

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

46

	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Initial Class shares:
Net assets	$5,321,528	$171,302,453	$9,873,226
Shares outstanding(a)	1,726,466	16,376,813	2,294,822
Net asset value,offering price and redemption price per share	$3.08	$10.46	$4.30
Class I shares:
Net assets	$-	$-	$-
Shares outstanding(a)	-	-	-
Net asset value and redemption price per share	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-
Shares outstanding(a)	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
Class III shares:
Net assets	$-	$-	$-
Shares outstanding(a)	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
Service Class shares*:
Net assets	$251,144	$830,967	$180,539
Shares outstanding(a)	81,556	79,536	42,000
Net asset value, offering price and redemption price per share	$3.08	$10.45	$4.30
Service Class I shares**:
Net assets	$-	$-	$-
Shares outstanding(a)	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-

47

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2008

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Investment income (Note 2):
Dividends(a)	$4,136,802	$7,678,938	$148,607
Interest	99,061	29,879	894
Securities lending net income	52,490	22,491	991
Total investment income	4,288,353	7,731,308	150,492
Expenses (Note 3):
Investment management fees	1,877,101	331,781	118,888
Custody fees	46,075	44,265	16,019
Audit and legal fees	41,703	44,230	35,674
Proxy fees	995	913	1,029
Shareholder reporting fees	36,371	37,593	18,639
Trustees' fees	36,404	52,388	2,363
	2,038,649	511,170	192,612
Administration fees:
Class I	-	206,061	-
Class II	-	304,597	-
Class III	-	51,350	-
Service Class I**	-	242	-
Service fees:
Service Class*	1,494	-	148
Service Class I**	-	202	-
Total expenses	2,040,143	1,073,622	192,760
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	-	(56,952)
Class I fees waived by advisor	-	(2,614)	-
Class II fees waived by advisor	-	(6,350)	-
Class III fees waived by advisor	-	(4,520)	-
Service Class fees waived by advisor*	-	-	(423)
Service Class I fees waived by advisor**	-	(15)	-
Class II administrative fees waived	-	(80,157)	-
Class III administrative fees waived	-	(51,350)	-
Net expenses	2,040,143	928,616	135,385
Net investment income (loss)	2,248,210	6,802,692	15,107
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(9,624,042)	(2,620,841)	(3,069,771)
Futures contracts	-	(705,933)	-
Written options	-	-	-
Foreign currency transactions	(29,650)	-	(1,678)
Net realized gain (loss)	(9,653,692)	(3,326,774)	(3,071,449)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(105,968,173)	(148,798,685)	(4,748,594)
Futures contracts	-	148,305	-
Translation of assets and liabilities in foreign currencies	354	-	-
Net change in unrealized appreciation (depreciation)	(105,967,819)	(148,650,380)	(4,748,594)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(115,621,511)	(151,977,154)	(7,820,043)
Net increase (decrease) in net assets resulting from operations	$(113,373,301)	$(145,174,462)	$(7,804,936)
(a) Net of withholding tax of:	$36,507	$-	$1,737

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

48

	MML NASDAQ- 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Investment income (Note 2):
Dividends(a)	$43,619	$1,953,060	$39,525
Interest	2,975	178,632	8,840
Securities lending net income	-	149,671	-
Total investment income	46,594	2,281,363	48,365
Expenses (Note 3):
Investment management fees	36,706	2,232,759	155,276
Custody fees	9,631	55,256	10,514
Audit and legal fees	35,854	46,628	34,851
Proxy fees	912	1,050	1,349
Shareholder reporting fees	16,460	32,712	29,014
Trustees' fees	1,248	30,097	2,271
	100,811	2,398,502	233,275
Administration fees:
Class I	-	-	-
Class II	-	-	-
Class III	-	-	-
Service Class I**	-	-	-
Service fees:
Service Class*	137	256	116
Service Class I**	-	-	-
Total expenses	100,948	2,398,758	233,391
Expenses waived (Note 3):
Initial Class fees waived by advisor	(54,449)	-	(52,973)
Class I fees waived by advisor	-	-	-
Class II fees waived by advisor	-	-	-
Class III fees waived by advisor	-	-	-
Service Class fees waived by advisor*	(680)	-	(355)
Service Class I fees waived by advisor**	-	-	-
Class II administrative fees waived	-	-	-
Class III administrative fees waived	-	-	-
Net expenses	45,819	2,398,758	180,063
Net investment income (loss)	775	(117,395)	(131,698)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(948)	(19,865,215)	(4,183,866)
Futures contracts	(130,033)	-	-
Written options	-	33,017	-
Foreign currency transactions	-	(6,648)	-
Net realized gain (loss)	(130,981)	(19,838,846)	(4,183,866)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(4,057,906)	(76,640,843)	(3,235,257)
Futures contracts	(6,808)	-	-
Translation of assets and liabilities in foreign currencies	-	(8,511)	-
Net change in unrealized appreciation (depreciation)	(4,064,714)	(76,649,354)	(3,235,257)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(4,195,695)	(96,488,200)	(7,419,123)
Net increase (decrease) in net assets resulting from operations	$(4,194,920)	$(96,605,595)	$(7,550,821)
(a) Net of withholding tax of:	$350	$10,804	$-

49

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Value Fund		MML Equity Index Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,248,210	$2,760,679	$6,802,692	$7,056,359
Net realized gain (loss) on investment transactions	(9,653,692)	4,567,209	(3,326,774)	7,098,681
Net change in unrealized appreciation (depreciation) on investments	(105,967,819)	1,866,532	(148,650,380)	7,264,093
Net increase (decrease) in net assets resulting from operations	(113,373,301)	9,194,420	(145,174,462)	21,419,133
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(2,798,621)	-	-
Class I	-	-	-	(1,366,698)
Class II	-	-	-	(3,365,535)
Class III	-	-	-	(2,269,397)
Total distributions from net investment income	-	(2,798,621)	-	(7,001,630)
From net realized gains:
Initial Class	(279,560)	-	-	-
Service Class	(110)	-	-	-
Total distributions from realized gains	(279,670)	-	-	-
Net fund share transactions (Note 5):
Initial Class	(2,155,783)	67,721,437	-	-
Class I	-	-	(9,401,098)	(255,367)
Class II	-	-	(11,006,042)	1,345,988
Class III	-	-	(1,471,835)	(9,170,458)
Service Class*	5,006,980	-	-	-
Service Class I**	-	-	509,391	-
Increase (decrease) in net assets from fund share transactions	2,851,197	67,721,437	(21,369,584)	(8,079,837)
Total increase (decrease) in net assets	(110,801,774)	74,117,236	(166,544,046)	6,337,666
Net assets
Beginning of year	290,937,956	216,820,720	408,862,350	402,524,684
End of year	$180,136,182	$290,937,956	$242,318,304	$408,862,350
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$2,172,646	$(45,912)	$6,644,634	$(64,580)

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

50

	MML Growth Equity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,107	$86,044
Net realized gain (loss) on investment transactions	(3,071,449)	1,164,903
Net change in unrealized appreciation (depreciation) on investments	(4,748,594)	(399,298)
Net increase (decrease) in net assets resulting from operations	(7,804,936)	851,649
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(95,117)
Class I	-	-
Class II	-	-
Class III	-	-
Total distributions from net investment income	-	(95,117)
From net realized gains:
Initial Class	-	-
Service Class	-	-
Total distributions from realized gains	-	-
Net fund share transactions (Note 5):
Initial Class	(60,606)	(2,691,248)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class*	426,964	-
Service Class I**	-	-
Increase (decrease) in net assets from fund share transactions	366,358	(2,691,248)
Total increase (decrease) in net assets	(7,438,578)	(1,934,716)
Net assets
Beginning of year	18,247,346	20,182,062
End of year	$10,808,768	$18,247,346
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(242)	$(9,936)

51

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML NASDAQ-100 Fund		MML Small Cap Growth Equity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$775	$2,189	$(117,395)	$(794,505)
Net realized gain (loss) on investment transactions	(130,981)	274,896	(19,838,846)	9,340,029
Net change in unrealized appreciation (depreciation) on investments	(4,064,714)	1,186,052	(76,649,354)	8,020,310
Net increase (decrease) in net assets resulting from operations	(4,194,920)	1,463,137	(96,605,595)	16,565,834
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(204)	(2,524)	-	(272,404)
Service Class*	(2)	-	-	-
Total distributions from net investment income	(206)	(2,524)	-	(272,404)
From net realized gains:
Initial Class	-	-	-	(7,674,208)
Total distributions from net realized gains	-	-	-	(7,674,208)
Net fund share transactions (Note 5):
Initial Class	(897,493)	435,014	29,715,094	59,625,409
Service Class*	296,028	-	838,612	-
Increase (decrease) in net assets from fund share transactions	(601,465)	435,014	30,553,706	59,625,409
Total increase (decrease) in net assets	(4,796,591)	1,895,627	(66,051,889)	68,244,631
Net assets
Beginning of year	10,369,263	8,473,636	238,185,309	169,940,678
End of year	$5,572,672	$10,369,263	$172,133,420	$238,185,309
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(3,130)	$(3,203)	$(14,496)	$(35,397)

*  Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

52

	MML Emerging Growth Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(131,698)	$(115,102)
Net realized gain (loss) on investment transactions	(4,183,866)	2,348,796
Net change in unrealized appreciation (depreciation) on investments	(3,235,257)	(3,816)
Net increase (decrease) in net assets resulting from operations	(7,550,821)	2,229,878
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Service Class*	-	-
Total distributions from net investment income	-	-
From net realized gains:
Initial Class	-	-
Total distributions from net realized gains	-	-
Net fund share transactions (Note 5):
Initial Class	(1,532,946)	1,978,597
Service Class*	226,319	-
Increase (decrease) in net assets from fund share transactions	(1,306,627)	1,978,597
Total increase (decrease) in net assets	(8,857,448)	4,208,475
Net assets
Beginning of year	18,911,213	14,702,738
End of year	$10,053,765	$18,911,213
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(5,568)	$(6,114)

53

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Large Cap Value Fund

	Initial Class
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††	Year Ended 12/31/04
Net asset value, beginning of year	$13.21	$12.80	$11.27	$10.38	$9.35
Income (loss) from investment operations:
Net investment income (loss)	0.10 ***	0.15 ***	0.09 ***	0.09 ***	0.06
Net realized and unrealized gain (loss) on investments	(5.29)	0.39	1.52	0.87	1.04
Total income (loss) from investment operations	(5.19)	0.54	1.61	0.96	1.10
Less distributions to shareholders:
From net investment income	-	(0.13)	(0.08)	(0.07)	(0.07)
From net realized gains	(0.01)	-	-	-	-
Tax return of capital	-	-	-	(0.00)†	-
Total distributions	(0.01)	(0.13)	(0.08)	(0.07)	(0.07)
Net asset value, end of year	$8.01	$13.21	$12.80	$11.27	$10.38
Total Return^^	(39.30%)	4.22%	14.18%	9.38%	11.79%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$175,313	$290,938	$216,821	$133,756	$82,898
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.82%	0.85%	0.89%	0.87%
After expense waiver	N/A	N/A	N/A	N/A	0.87	% #^^^
Net investment income (loss) to average daily net assets	0.92%	1.10%	0.80%	0.81%	0.78%
Portfolio turnover rate	20%	7%	10%	3%	3%

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$11.57
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(3.56)
Total income (loss) from investment operations	(3.55)
Less distributions to shareholders:
From net realized gains	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$8.01

Total Return^^	(30.69	%)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,823
Net expenses to average daily net assets	1.12	% *
Net investment income (loss) to average daily net assets	0.48	% *
Portfolio turnover rate	20%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

^^^  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.
54

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund

	Class I
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$18.06		$17.45		$15.36		$14.90		$13.71
Income (loss) from investment operations:
Net investment income (loss)	0.29	***	0.28	***	0.25	***	0.21	***	0.22	***
Net realized and unrealized gain (loss) on investments	(7.02)		0.61		2.10		0.47		1.21
Total income (loss) from investment operations	(6.73)		0.89		2.35		0.68		1.43
Less distributions to shareholders:
From net investment income	-		(0.28)		(0.26)		(0.22)		(0.24)
Tax return of capital	-		-		-		(0.00	)†	-
Total distributions	-		(0.28)		(0.26)		(0.22)		(0.24)
Net asset value, end of year	$11.33		$18.06		$17.45		$15.36		$14.90
Total Return^^	(37.26%)		5.13%		15.30%		4.53%		10.42%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$48,279		$88,058		$85,288		$76,012		$85,138
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%		0.45%		0.46%		0.48%		0.44%
After expense waiver	N/A ##		N/A		0.45	% #	0.45	% #	N/A
Net investment income (loss) to average daily net assets	1.88%		1.53%		1.54%		1.42%		1.60%
Portfolio turnover rate	5%		6%		4%		4%		4%
	Class II
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$18.04		$17.44		$15.34		$14.89		$13.70
Income (loss) from investment operations:
Net investment income (loss)	0.31	***	0.31	***	0.28	***	0.24	***	0.25	***
Net realized and unrealized gain (loss) on investments	(7.01)		0.60		2.10		0.45		1.20
Total income (loss) from investment operations	(6.70)		0.91		2.38		0.69		1.45
Less distributions to shareholders:
From net investment income	-		(0.31)		(0.28)		(0.24)		(0.26)
Tax return of capital	-		-		-		(0.00	)†	-
Total distributions	-		(0.31)		(0.28)		(0.24)		(0.26)
Net asset value, end of year	$11.34		$18.04		$17.44		$15.34		$14.89
Total Return^^	(37.14%)		5.24%		15.54%		4.65%		10.60%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$117,274		$197,826		$189,688		$182,390		$184,271
Ratio of expenses to average daily net assets:
Before expense waiver	0.34%		0.34%		0.35%		0.37%		0.33%
After expense waiver	0.29	% #	0.29	% #	0.29	% #	0.29	% #	0.27	% #
Net investment income (loss) to average daily net assets	2.01%		1.69%		1.70%		1.59%		1.75%
Portfolio turnover rate	5%		6%		4%		4%		4%

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
55

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund

	Class III
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$18.01		$17.41		$15.31		$14.86		$13.67
Income (loss) from investment operations:
Net investment income (loss)	0.34	***	0.33	***	0.30	***	0.26	***	0.26	***
Net realized and unrealized gain (loss) on investments	(7.02)		0.61		2.11		0.46		1.21
Total income (loss) from investment operations	(6.68)		0.94		2.41		0.72		1.47
Less distributions to shareholders:
From net investment income	-		(0.34)		(0.31)		(0.27)		(0.28)
Tax return of capital	-		-		-		(0.00	)†	-
Total distributions	-		(0.34)		(0.31)		(0.27)		(0.28)
Net asset value, end of year	$11.33		$18.01		$17.41		$15.31		$14.86
Total Return^^	(37.09%)		5.40%		15.72%		4.80%		10.77%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$76,287		$122,979		$127,549		$137,295		$136,927
Ratio of expenses to average daily net assets:
Before expense waiver	0.20%		0.20%		0.21%		0.23%		0.19%
After expense waiver	0.15	% #	0.15	% #	0.15	% #	0.15	% #	0.14	% #
Net investment income (loss) to average daily net assets	2.23%		1.83%		1.83%		1.72%		1.88%
Portfolio turnover rate	5%		6%		4%		4%		4%

	Service Class I
	Period Ended 12/31/08+++
Net asset value, beginning of period	$16.07
Income (loss) from investment operations:
Net investment income (loss)	0.10	***
Net realized and unrealized gain (loss) on investments	(4.85)
Total income (loss) from investment operations	(4.75)
Net asset value, end of period	$11.32

Total Return^^	(29.56	%)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$478
Ratio of expenses to average daily net assets:
Before expense waiver	0.72	% *
After expense waiver	0.70	% *#
Net investment income (loss) to average daily net assets	2.33	% *
Portfolio turnover rate	5%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
56

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Growth Equity Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$7.66		$7.38		$7.27		$7.03		$6.74
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.03	***	0.04	***	0.03		0.03
Net realized and unrealized gain (loss) on investments	(3.28)		0.29		0.10		0.24		0.29
Total income (loss) from investment operations	(3.27)		0.32		0.14		0.27		0.32
Less distributions to shareholders:
From net investment income	-		(0.04)		(0.03)		(0.03)		(0.03)
Total distributions	-		(0.04)		(0.03)		(0.03)		(0.03)
Net asset value, end of year	$4.39		$7.66		$7.38		$7.27		$7.03
Total Return^^	(42.69%)		4.34%		1.98%		3.86%		4.78%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,408		$18,247		$20,182		$21,242		$22,894
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.10%		1.15%		1.05%		1.00%
After expense waiver	0.91	% #	0.91	% #	0.91	% #	0.91	% #	0.89	% #^^^
Net investment income (loss) to average daily net assets	0.10%		0.44%		0.56%		0.40%		0.47%
Portfolio turnover rate	53%		146%		104%		85%		184%

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.92
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†
Net realized and unrealized gain (loss) on investments	(2.53)
Total income (loss) from investment operations	(2.53)
Net asset value, end of period	$4.39

Total Return^^	(36.56	%)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$401
Ratio of expenses to average daily net assets:
Before expense waiver	1.87	% *
After expense waiver	1.16	% *#
Net investment income (loss) to average daily net assets	0.13	% *
Portfolio turnover rate	53%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

^^^  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.
57

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML NASDAQ-100 Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$5.30		$4.46		$4.18		$4.13		$3.76
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.00	***†	0.01	***	0.00	***†	0.02
Net realized and unrealized gain (loss) on investments	(2.22)		0.84		0.27		0.05		0.37
Total income (loss) from investment operations	(2.22)		0.84		0.28		0.05		0.39
Less distributions to shareholders:
From net investment income	(0.00	)†	(0.00	)†	(0.00	)†	(0.00	)†	(0.02)
Total distributions	(0.00	)†	(0.00	)†	(0.00	)†	(0.00	)†	(0.02)
Net asset value, end of year	$3.08		$5.30		$4.46		$4.18		$4.13
Total Return^^	(41.89%)		18.86%		6.75%		1.26%		10.48%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$5,322		$10,369		$8,474		$9,496		$12,223
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		0.99%		1.08%		0.86%		0.77%
After expense waiver	0.56	% #	0.56	% #	0.56	% #	0.56	% #	0.56	% #
Net investment income (loss) to average daily net assets	0.01%		0.02%		0.13%		0.03%		0.63%
Portfolio turnover rate	18%		17%		9%		23%		35%

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$4.99
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†
Net realized and unrealized gain (loss) on investments	(1.91)
Total income (loss) from investment operations	(1.91)
Less distributions to shareholders:
From net investment income	(0.00	)†
Total distributions	(0.00	)†
Net asset value, end of period	$3.08

Total Return^^	(38.28	%)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$251
Ratio of expenses to average daily net assets:
Before expense waiver	2.05	% *
After expense waiver	0.81	% *#
Net investment income (loss) to average daily net assets	(0.16	%)*
Portfolio turnover rate	18%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
58

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††		Year Ended 12/31/04
Net asset value, beginning of year	$17.02		$16.07		$14.73		$13.21		$11.66
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.07	)***	(0.06	)***	(0.05)		(0.07)
Net realized and unrealized gain (loss) on investments	(6.55)		1.63		1.40		1.57		1.62
Total income (loss) from investment operations	(6.56)		1.56		1.34		1.52		1.55
Less distributions to shareholders:
From net investment income	—		(0.02)		—		—		—
From net realized gains	—		(0.59)		—		—		—
Total distributions	—		(0.61)		—		—		—
Net asset value, end of year	$10.46		$17.02		$16.07		$14.73		$13.21
Total Return^^	(38.54%)		9.66%		9.10%		11.58%		13.29%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$171,302		$238,185		$169,941		$105,008		$62,009
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.14%		1.18%		1.22%		1.21%
After expense waiver	N/A		N/A		N/A		1.18	% #	1.14	% #^^^
Net investment income (loss) to average daily net assets	(0.06%)		(0.39%)		(0.41%)		(0.48%)		(0.63%)
Portfolio turnover rate	86%		70%		79%		61%		62%

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(5.35)
Total income (loss) from investment operations	(5.34)
Net asset value, end of period	$10.45

Total Return^^	(33.82	%)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$831
Net expenses to average daily net assets	1.43	% *
Net investment income (loss) to average daily net assets	0.21	% *
Portfolio turnover rate	86%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effects to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

^^^  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.
59

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Emerging Growth Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of year	$7.41		$6.29		$5.97		$5.92		$5.16
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.05	)***	(0.05	)***	(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments	(3.06)		1.17		0.37		0.10		0.81
Total income (loss) from investment operations	(3.11)		1.12		0.32		0.05		0.76
Net asset value, end of year	$4.30		$7.41		$6.29		$5.97		$5.92
Total Return^^	(41.97%)		17.81%		5.36%		0.84%		14.73%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$9,873		$18,911		$14,703		$13,807		$14,136
Ratio of expenses to average daily net assets:
Before expense waiver	1.58%		1.44%		1.55%		1.51%		1.62%
After expense waiver	1.22	% #	1.16	% #	1.16	% #	1.16	% #	1.16	% #
Net investment income (loss) to average daily net assets	(0.89%)		(0.72%)		(0.83%)		(0.91%)		(0.97%)
Portfolio turnover rate	280%		195%		291%		127%		184%

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.72
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***
Net realized and unrealized gain (loss) on investments	(2.40)
Total income (loss) from investment operations	(2.42)
Net asset value, end of period	$4.30
Total Return^^	(36.01	%)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$181
Ratio of expenses to average daily net assets:
Before expense waiver	2.27	% *
After expense waiver	1.50	% *#
Net investment income (loss) to average daily net assets	(1.10	%)*
Portfolio turnover rate	280%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
60

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML NASDAQ-100® Fund ("NASDAQ-100 Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company and C.M. Life Insurance Company are the record owners of all outstanding shares of the Funds.

Each Fund, other than the Equity Index Fund, offers the following two classes of shares: Initial Class and Service Class shares. The Equity Index Fund offers the following four classes of shares: Class I, Class II, Class III and Service Class I shares. Service Class shares and Service Class I shares commenced operations on August 15, 2008. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds are valued at their net asset value as reported on each business day. Swaps are marked to market daily based upon values from third party vendors or market makers to the extent available or model prices. Valuations received from third party vendors are determined using various valuation systems and models based on the type of instrument. The underlying inputs and market data used in such models may include broker quotes, market indices and yield curves, counterparty information, foreign exchange rates and other market data. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent, or as noted above, are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees.

61

Notes to Financial Statements (Continued)

Securities are typically valued on the basis of their readily available market quotations furnished by pricing services authorized by the Trustees. However, in certain cases, market quotations for a specific portfolio security are readily available, but the authorized pricing service may not provide a price for that security, or the price provided by such authorized pricing service is deemed unreliable by the investment adviser or sub-adviser. In such cases, market quotations provided by an established market maker for that security (i.e. broker quotes) may be used to value the security if the investment adviser has reason to believe such quotations are reasonably likely to be reliable.

In addition, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available, or is not deemed reliable by the investment adviser, or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 established a three-tier hierarchy to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

62

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2008 for the Funds' investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Large Cap Value Fund	$155,548,818	$17,327,713	$254,890	$173,131,421
Equity Index Fund	237,323,834	4,955,598	-	242,279,432
Growth Equity Fund	10,374,895	457,482	-	10,832,377
NASDAQ-100 Fund	5,476,110	107,944	-	5,584,054
Small Cap Growth Equity Fund	155,496,747	13,471,624	-	168,968,371
Emerging Growth Fund	9,714,912	294,017	-	10,008,929
	Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Index Fund	$160,627	$-	$-	$160,627
NASDAQ-100 Fund	(391)	-	-	(391)

*  Other financial instruments include futures.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities
	Balance as of 12/31/07	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation (depreciation)	Net purchases/ sales	Net transfers in and/or out of Level 3	Balance as of 12/31/08	Net change in unrealized appreciation (depreciation) from investments still held as of 12/31/08
Large Cap Value Fund	$-	$663	$(96,197)	$350,424	$-	$254,890	$(96,197)

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

The Funds had no securities on loan at December 31, 2008.

63

Notes to Financial Statements (Continued)

The Funds receive, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2008, the Funds earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$96,290	$43,800	$52,490
Equity Index Fund	109,070	86,579	22,491
Growth Equity Fund	8,942	7,951	991
Small Cap Growth Equity Fund	568,029	418,358	149,671
	$782,331	$556,688	$225,643

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolios of Investments at December 31, 2008.

Accounting for Investments Transactions
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

64

Notes to Financial Statements (Continued)

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Financial Futures Contracts
   A Fund may enter into futures contracts, including commodity futures contracts, stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. Futures contracts are contracts for delayed delivery of securities or commodities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

A Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses.

The Fund(s) listed in the following table had open futures contracts at December 31, 2008:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Equity Index Fund
BUYS 114	S&P 500 E Mini Index	3/20/09	$5,130,570	$160,627
NASDAQ-100 Fund
BUYS 4	NASDAQ 100 E Mini Index	3/20/09	97,000	$(391)

65

Notes to Financial Statements (Continued)

Options
   The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

66

Notes to Financial Statements (Continued)

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

The Fund(s) no had open written option contracts at December 31, 2008:

Transactions in written option contracts during the year ended December 31, 2008, were as follows:

	Number of Contracts	Premiums Received
Small Cap Growth Equity Fund
Options outstanding at December 31, 2007	-	$-
Options written	458	56,360
Options terminated in closing purchase transactions	(458)	(56,360)
Options outstanding at December 31, 2008	-	$-

Allocation of Operating Activity
   In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

67

Notes to Financial Statements (Continued)

Restricted Securities
   Certain securities are illiquid and restricted as to resale. They have been valued in good faith under procedures established by the Trustees, taking into consideration such factors as the Trustees deem appropriate. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these securities held at December 31, 2008 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Fund's Net Assets
Large Cap Value Fund	$351,087	$254,890	0.1%

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Large Cap Value Fund	0.80% of the first $100 million,
0.75% of the next $400 million,
0.70% of any excess over $500 million
Equity Index Fund	0.10%
Growth Equity Fund	0.80% of the first $300 million,
0.77% of the next $300 million,
0.75% of the next $300 million,
0.72% of the next $600 million,
0.65% of any excess over $1.5 billion
NASDAQ-100 Fund	0.45% of the first $200 million,
0.44% of the next $200 million,
0.42% of any excess over $400 million
Small Cap Growth Equity Fund	1.075% of the first $200 million,
1.05% of the next $200 million,
1.025% of the next $600 million,
1.00% of any excess over $1 billion
Emerging Growth Fund	1.05% of the first $200 million,
1.00% of the next $200 million,
0.95% of any excess over $400 million

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, N.A. for the Equity Index Fund and the NASDAQ-100 Fund, T. Rowe Price Associates, Inc. for the Growth Equity Fund, Essex Investment Management Company, LLC ("Essex") for a portion of the Emerging Growth Fund, Insight Capital Research & Management, Inc. ("Insight Capital") for a portion of the Emerging Growth Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. Essex replaced Delaware Management Company ("DMC") as sub-adviser to the Emerging Growth Fund on September 10, 2008. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

68

Notes to Financial Statements (Continued)

The Funds' sub-advisory fees are paid out of the management fees previously disclosed above.

Administration Fees
   For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million
Class II	0.19%
Class III	up to 0.05%
Service Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million

Distribution and Service Fees
   MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a 12b-1 Plan adopted by the Funds, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Service Class shares and Service Class I shares of each Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers
   MassMutual has agreed to bear the expenses of the Funds (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation expenses and legal expenses, or other non-recurring or unusual expenses), based upon each Fund's average daily net assets, in excess of the following amounts:

Large Cap Value Fund		NASDAQ-100 Fund

Initial Class*	0.11%	Initial Class#	0.11%

Equity Index Fund		Service Class##	0.11%

Class I#	0.05%	Small Cap Growth Equity Fund

Class II#	0.05%	Initial Class*	0.11%

Class III#	0.05%	Emerging Growth Fund

Service Class I##	0.05%	Initial Class**#	0.20%

Growth Equity Fund		Service Class##	0.20%

Initial Class#	0.11%

Service Class##	0.11%

*  Expense cap in effect through April 30, 2008.

**  Prior to May 1, 2008, the expense cap was 0.11%.

#  Expense cap in effect through April 30, 2009.

##  Expense cap in effect through May 2, 2010.

In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Equity Index Fund on account of Class II and Class III shares.

69

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions
   The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2008, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Large Cap Value Fund	$555
Small Cap Growth Equity Fund	42,215
Emerging Growth Fund	3,696

Deferred Compensation
   Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2008, no significant amounts have been deferred.

Other
   Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Large Cap Value Fund	$-	$48,457,556	$-	$50,180,899
Equity Index Fund	-	15,744,722	-	31,646,039
Growth Equity Fund	-	8,252,983	-	7,878,951
NASDAQ-100 Fund	-	1,447,121	-	2,033,093
Small Cap Growth Equity Fund	-	197,585,348	-	166,774,654
Emerging Growth Fund	-	39,880,738	-	40,248,923

5.  Capital Share Transactions
  Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Large Cap Value Fund Initial Class
Sold	2,822,935	$29,821,461	6,497,381	$86,609,563
Issued as reinvestment of dividends	24,108	279,560	213,910	2,798,621
Redeemed	(2,986,721)	(32,256,804)	(1,629,776)	(21,686,747)
Net increase (decrease)	(139,678)	$(2,155,783)	5,081,515	$67,721,437
Large Cap Value Fund Service Class*
Sold	611,646	$5,079,716
Issued as reinvestment of dividends	9	110
Redeemed	(9,254)	(72,846)
Net increase (decrease)	602,401	$5,006,980
Equity Index Fund Class I
Sold	381,022	$5,697,991	850,720	$15,507,009
Issued as reinvestment of dividends	-	-	76,140	1,366,698
Redeemed	(995,513)	(15,099,089)	(937,656)	(17,129,074)
Net increase (decrease)	(614,491)	$(9,401,098)	(10,796)	$(255,367)
Equity Index Fund Class II
Sold	1,216,762	$17,244,773	731,064	$13,234,324
Issued as reinvestment of dividends	-	-	187,600	3,365,535
Redeemed	(1,836,130)	(28,250,815)	(833,012)	(15,253,871)
Net increase (decrease)	(619,368)	$(11,006,042)	85,652	$1,345,988

70

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Equity Index Fund Class III
Sold	2,439	$30,939	73,099	$1,359,253
Issued as reinvestment of dividends	-	-	126,712	2,269,397
Redeemed	(98,689)	(1,502,774)	(699,262)	(12,799,108)
Net increase (decrease)	(96,250)	$(1,471,835)	(499,451)	$(9,170,458)
Equity Index Fund Service Class I**
Sold	42,334	$510,104
Issued as reinvestment of dividends	-	-
Redeemed	(64)	(713)
Net increase (decrease)	42,270	$509,391
Growth Equity Fund Initial Class
Sold	462,092	$2,830,428	249,222	$1,919,253
Issued as reinvestment of dividends	-	-	12,541	95,117
Redeemed	(472,489)	(2,891,034)	(615,787)	(4,705,618)
Net increase (decrease)	(10,397)	$(60,606)	(354,024)	$(2,691,248)
Growth Equity Fund Service Class*
Sold	92,580	$433,458
Issued as reinvestment of dividends	-	-
Redeemed	(1,199)	(6,494)
Net increase (decrease)	91,381	$426,964
NASDAQ-100 Fund Initial Class
Sold	537,644	$2,306,228	644,122	$3,325,858
Issued as reinvestment of dividends	42	204	482	2,524
Redeemed	(768,994)	(3,203,925)	(585,438)	(2,893,368)
Net increase (decrease)	(231,308)	$(897,493)	59,166	$435,014
NASDAQ-100 Fund Service Class*
Sold	81,629	$296,248
Issued as reinvestment of dividends	-+	2
Redeemed	(73)	(222)
Net increase (decrease)	81,556	$296,028
Small Cap Growth Equity Fund Initial Class
Sold	4,631,114	$60,700,254	4,265,842	$74,214,652
Issued as reinvestment of dividends	-	-	461,758	7,946,612
Redeemed	(2,251,146)	(30,985,160)	(1,304,245)	(22,535,855)
Net increase (decrease)	2,379,968	$29,715,094	3,423,355	$59,625,409
Small Cap Growth Equity Fund Service Class*
Sold	81,253	$856,222
Issued as reinvestment of dividends	-	-
Redeemed	(1,717)	(17,610)
Net increase (decrease)	79,536	$838,612
Emerging Growth Fund Initial Class
Sold	470,089	$2,909,978	827,138	$6,254,056
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(727,718)	(4,442,924)	(612,712)	(4,275,459)
Net increase (decrease)	(257,629)	$(1,532,946)	214,426	$1,978,597
Emerging Growth Fund Service Class*
Sold	42,413	$228,078
Issued as reinvestment of dividends	-	-
Redeemed	(413)	(1,759)
Net increase (decrease)	42,000	$226,319

*  Service Class commenced operations on August 15, 2008.

**  Service Class I commenced operations on August 15, 2008.

+  Amount rounds to less than 0.5 shares.

71

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2008, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$231,596,626	$9,909,678	$(68,374,883)	$(58,465,205)
Equity Index Fund	298,765,898	38,509,492	(94,995,958)	(56,486,466)
Growth Equity Fund	15,198,855	130,051	(4,496,529)	(4,366,478)
NASDAQ-100 Fund	7,097,548	522,688	(2,036,182)	(1,513,494)
Small Cap Growth Equity Fund	217,595,459	6,040,655	(54,667,743)	(48,627,088)
Emerging Growth Fund	11,869,902	499,983	(2,360,956)	(1,860,973)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2008, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2016
Large Cap Value Fund	$-	$-	$-	$-	$-	$7,547,813
Equity Index Fund	-	-	-	-	2,636,392	2,187,741
Growth Equity Fund	14,299,034	7,953,799	-	-	-	1,968,810
NASDAQ-100 Fund	-	4,489,822	2,362,711	1,300,985	-	-
Small Cap Growth Equity Fund	-	-	-	-	-	6,781,090
Emerging Growth Fund	1,010,053	3,402,428	-	-	-	3,006,901

The following Fund(s) elected to defer to January 1, 2009, post-October capital losses:

Amount
Large Cap Value Fund	$1,921,589
Equity Index Fund	383,874
Growth Equity Fund	864,112
NASDAQ-100 Fund	375,829
Small Cap Growth Equity Fund	41,366,078
Emerging Growth Fund	1,141,739

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Large Cap Value Fund	$3	$279,667	$-
NASDAQ-100 Fund	206	-	-

72

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2007, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Large Cap Value Fund	$2,777,747	$20,874	$-
Equity Index Fund	7,001,630	-	-
Growth Equity Fund	95,117	-	-
NASDAQ-100 Fund	2,524	-	-
Small Cap Growth Equity Fund	1,025,751	6,920,861	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2008, temporary book and tax accounting differences were primarily attributable to investments in passive foreign investment companies and the deferral of wash sale losses.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$2,220,059	$(7,547,813)	$(1,968,876)	$(58,464,583)
Equity Index Fund	6,712,389	(4,824,133)	(510,418)	(56,486,466)
Growth Equity Fund	8,882	(24,221,643)	(872,780)	(4,366,478)
NASDAQ-100 Fund	184	(8,153,518)	(379,753)	(1,513,887)
Small Cap Growth Equity Fund	14,742,778	7,959,503	(41,404,452)	(48,633,759)
Emerging Growth Fund	-	(7,419,382)	(1,147,307)	(1,860,973)

During the year ended December 31, 2008, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Large Cap Value Fund	$27	$29,625	$(29,652)
Equity Index Fund	10,080	83,398	(93,478)
Growth Equity Fund	74	5,339	(5,413)
NASDAQ-100 Fund	(1)	497	(496)
Small Cap Growth Equity Fund	(128,465)	(9,831)	138,296
Emerging Growth Fund	(131,774)	(470)	132,244

The Funds are subject to the provisions of FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have any unrecognized tax benefits at December 31, 2008, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2008, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

73

Notes to Financial Statements (Continued)

7.  Indemnifications
   Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.  New Accounting Pronouncements
   In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' use of, and accounting for, derivative instruments and the effect on the results of each Fund's operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

9.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

10.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

11.  Trustees' Approval of Investment Advisory Contracts (Unaudited)
   At a meeting held on August 12, 2008, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual or Sub-Advisers (the "Independent Trustees"), approved the termination of the existing Sub-Advisory Agreement ("Prior Sub-Advisory Agreement") with Delaware Management Company ("DMC") as co-sub-adviser for the Emerging Growth Fund and voted to approve a new Sub-Advisory Agreement ("New Sub-Advisory Agreement") with Essex Investment Management Company, LLC ("Essex").

After arriving at a decision to replace DMC as co-sub-adviser for the Emerging Growth Fund, the Trustees determined that it would be appropriate to find another sub-adviser that could be expected to produce more consistent returns and better complement the Fund's other Sub-Adviser, Insight Capital Research & Management, Inc. After careful consideration, the Trustees determined that Essex's successful and consistent application of its approach to investing in emerging growth companies provided the best opportunity for the Fund.

In approving the New Sub-Advisory Agreement, the Trustees discussed with representatives of MassMutual ("Management") and considered a wide range of information about, among other things: (i) Essex and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Sub-Advisory Agreement; (iii) the scope and quality of services that Essex will provide under the New Sub-Advisory Agreement; (iv) the historical investment performance track record of Essex; (v) the fees payable to Essex by MassMutual and the effect of such fees on the profitability to MassMutual; and (vi) Essex's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the broker's and dealer's provision of brokerage and research services to Essex.

74

Notes to Financial Statements (Continued)

Based on the foregoing, the Trustees concluded that (i) overall, the Trustees were satisfied with the nature, extent and quality of services expected to be provided under the New Sub-Advisory Agreement; (ii) MassMutual's level of profitability from its relationship to the Fund was not excessive and that the sub-advisory fee amount under the New Sub-Advisory Agreement was fair and reasonable; (iii) the investment processes, research capabilities and philosophies of Essex would be well suited to the Fund given its investment objectives and policies; and (iv) the terms of the New Sub-Advisory Agreement were fair and reasonable with respect to the Fund and were in the best interest of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Sub-Advisory Agreement.

Prior to the vote being taken to approve the New Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Sub-Advisory Agreement took effect on September 10, 2008.

At their meeting on August 12, 2008, the Trustees, including the Independent Trustees, also approved an amended Sub-Advisory Agreement ("Amended Sub-Advisory Agreement") with Waddell & Reed Investment Management Company ("Waddell & Reed") with respect to the portion of the Small Cap Growth Equity Fund managed by Waddell & Reed. Under the Amended Sub-Advisory Agreement, the investment sub-advisory fee paid to Waddell & Reed would be slightly reduced.

In approving the Amended Sub-Advisory Agreement, the Trustees discussed with Management and considered the fees payable to Waddell & Reed by MassMutual and the effect of such fees on the profitability to MassMutual. The Trustees concluded that MassMutual's level of profitability from its relationship to the Fund was not excessive and that the sub-advisory fee amount under the Amended Sub-Advisory Agreement was fair and reasonable. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended Sub-Advisory Agreement.

Prior to the vote being taken to approve the Amended Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Sub-Advisory Agreement was effective retroactive to July 1, 2008.

12.  Special Meeting of Shareholders (Unaudited)
   A Special Meeting of Shareholders of the Trust was held on August 15, 2008. Notice of the meeting, and a Proxy Statement, were distributed on or about July 14, 2008 to shareholders of record as of June 10, 2008. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

(1) To elect Richard H. Ayers, Allan W. Blair, Mary E. Boland, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr. and Elaine A. Sarsynski as Trustees for an indefinite term of office.*

75

Notes to Financial Statements (Continued)

Proposal 1,		Shares	Shares For	%	Withhold	%
Election of Trustees:	Richard H. Ayers	392,658,693.506	375,395,173.010	95.603	17,263,520.496	4.397

	Allan W. Blair	392,658,693.506	375,756,833.774	95.696	16,901,859.732	4.304

	Mary E. Boland	392,658,693.506	374,877,132.116	95.471	17,781,561.390	4.529

	Richard W. Greene	392,658,693.506	375,357,324.809	95.594	17,301,368.697	4.406

	R. Alan Hunter, Jr.	392,658,693.506	375,640,324.701	95.666	17,018,368.805	4.334

	Robert E. Joyal	392,658,693.506	375,863,032.236	95.723	16,795,661.270	4.277

	F. William Marshall, Jr.	392,658,693.506	375,250,843.035	95.567	17,407,850.471	4.433

	Elaine A. Sarsynski	392,658,693.506	375,505,430.568	95.632	17,153,262.938	4.368

*  Denotes Trust-wide proposal and voting results.

(2) To approve an Amendment to the Agreement and Declaration of Trust of the Trust to permit each Fund to issue additional classes of shares.

	Shares	Shares For	%	Against	%	Abstain	%
Proposal 2:
Large Cap Value Fund	21,874,156.405	19,657,347.125	89.866	1,636,680.932	7.482	580,128.348	2.652

Growth Equity Fund	2,364,119.888	2,105,762.485	89.072	237,787.531	10.058	20,569.872	0.870

NASDAQ-100 Fund	1,888,793.524	1,751,915.704	92.753	83,118.148	4.401	53,759.672	2.846

Small Cap Growth Equity Fund	15,197,313.794	13,990,303.897	92.058	872,312.801	5.740	334,697.096	2.202

Emerging Growth Fund	2,455,548.324	2,153,005.509	87.679	253,700.449	10.332	48,842.366	1.989

(3) To approve an Amendment to the Agreement and Declaration of Trust of the Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval.

	Shares	Shares For	%	Against	%	Abstain	%
Proposal 3:
Large Cap Value Fund	21,874,156.405	17,978,526.349	82.191	3,248,264.917	14.850	647,365.139	2.959

Equity Index Fund	21,971,687.552	18,288,294.282	83.236	2,986,191.322	13.591	697,201.948	3.173

Growth Equity Fund	2,364,119.888	1,868,027.333	79.016	445,202.585	18.831	50,889.970	2.153

NASDAQ-100 Fund	1,888,793.524	1,580,088.896	83.656	260,123.348	13.772	48,581.280	2.572

Small Cap Growth Equity Fund	15,197,313.794	12,918,905.089	85.008	1,886,009.360	12.410	392,399.345	2.582

Emerging Growth Fund	2,455,548.324	2,057,383.428	83.785	365,873.403	14.900	32,291.493	1.315

76

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML NASDAQ-100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML NASDAQ-100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund (collectively the "Funds"), six of the funds comprising the MML Series Investment Fund (the "MML Trust"), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 20, 2009

77

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2008; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
	Richard W. Greene Age: 73	Chairman Trustee	Since 2005 Since 1999	Retired.	57		Chairman (since 2005), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

	Richard H. Ayers Age: 66	Trustee	Since 1999	Retired.	57		Director (since 2008), Celera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

	Allan W. Blair Age: 60	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57		Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Mary E. Boland Age: 69	Trustee	Since 1973	Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57		Trustee (since 1994), MassMutual Select Funds (open-end investment company).

	R. Alan Hunter, Jr. Age: 62	Trustee	Since 2003	Retired.	57		Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	F. William Marshall, Jr. Age: 66	Trustee	Since 1996	Consultant (since 1999).	98	***	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

78

Trustees and Officers (Unaudited) (Continued)

Interested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
	Robert E. Joyal^ Age: 63	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	59	^^	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re. Group Ltd.

	Elaine A. Sarsynski^^^ Age: 53	Trustee	Since 2008	Executive Vice President (since 2005), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57		Trustee (since 2008), MassMutual Select Funds (open-end investment company).

79

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Richard J. Byrne Age: 46	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	37

	Nicholas H. Palmerino Age: 43	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JPMorgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	91

	Andrew M. Goldberg Age: 42	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	91

	Philip S. Wellman Age: 44	Vice President and Chief Compliance Officer	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	91

	Stephen J. Brunette Age: 38	Vice President	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund II (open-end investment company).	37

80

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John E. Deitelbaum Age: 40	Vice President Secretary and Chief Legal Officer	Since 2006 (2006-2008)	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	91

Eric H. Wietsma Age: 42	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	91

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***  Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^  Mr. Joyal is an "Interested Person," as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^  MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^  Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#  The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

81

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2008 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
NASDAQ-100 Fund	100.00%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2008:

Fund Name	Qualified Dividend Income
NASDAQ-100 Fund	100.00%

82

Other Information (Unaudited)

Fund Expenses December 31, 2008

Expense Examples:	The following information is in regards to expenses for the six months ended December 31, 2008:
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2008.

Actual Expenses:	The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Large Cap Value Fund
Initial Class	$1,000	0.86%	$681.90	$3.64	$1,020.80	$4.37
Service Class**	1,000	1.12%	693.10	3.60	1,014.70	5.67
Equity Index Fund
Class I	1,000	0.46%	713.90	1.98	1,022.80	2.34
Class II	1,000	0.30%	714.60	1.29	1,023.60	1.53
Class III	1,000	0.16%	714.40	0.69	1,024.30	0.81
Service Class I**	1,000	0.70%	704.40	2.27	1,016.30	3.55
Growth Equity Fund
Initial Class	1,000	0.91%	643.70	3.76	1,020.60	4.62
Service Class**	1,000	1.16%	634.40	3.60	1,014.60	5.87
NASDAQ-100 Fund
Initial Class	1,000	0.56%	661.00	2.34	1,022.30	2.85
Service Class**	1,000	0.81%	617.20	2.49	1,015.90	4.10

83

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Cap Growth Equity Fund
Initial Class	$1,000	1.17%	$697.80	$4.99	$1,019.30	$5.94
Service Class**	1,000	1.43%	661.80	4.51	1,013.60	7.24
Emerging Growth Fund
Initial Class	1,000	1.25%	605.60	5.04	1,018.90	6.34
Service Class**	1,000	1.50%	639.90	4.67	1,013.30	7.59

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2008, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**  Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Class on August 15, 2008, through December 31, 2008, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended December 31, 2008, multiplied by the number of days in the six month period and divided by the number of days in the year.

84

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Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

© 2009 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540 209 RI01829

MML Series Investment Fund

Annual Report

MML Asset Allocation Fund

MML Equity Income Fund

MML Income & Growth Fund

MML Growth & Income Fund

MML Blue Chip Growth Fund

MML Large Cap Growth Fund

MML Concentrated Growth Fund

MML Mid Cap Value Fund

MML Mid Cap Growth Fund

MML Small/Mid Cap Value Fund
(formerly known as MML Small Cap Value Fund)

MML Small Cap Index Fund

MML Global Fund

MML Foreign Fund

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds® Core Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2008

Table of Contents

President's Letter to Shareholders	1

Economic and Market Review	3

Portfolio Manager Reports	7

Portfolio of Investments

MML Asset Allocation Fund	71

MML Equity Income Fund	79

MML Income & Growth Fund	81

MML Growth & Income Fund	84

MML Blue Chip Growth Fund	86

MML Large Cap Growth Fund	88

MML Concentrated Growth Fund	89

MML Mid Cap Value Fund	90

MML Mid Cap Growth Fund	92

MML Small/Mid Cap Value Fund (formerly known as MML Small Cap Value Fund)	96

MML Small Cap Index Fund	98

MML Global Fund	105

MML Foreign Fund	108

MML Conservative Allocation Fund	110

MML Balanced Allocation Fund	111

MML Moderate Allocation Fund	112

MML Growth Allocation Fund	113

MML Aggressive Allocation Fund	114

MML American Funds Core Allocation Fund	115

MML American Funds Growth Fund	116

MML American Funds International Fund	117

Statements of Assets and Liabilities	118

Statements of Operations	130

Statements of Changes in Net Assets	136

Financial Highlights	146

Notes to Financial Statements	167

Report of Independent Registered Public Accounting Firm	195

Trustees and Officers (Unaudited)	196

Federal Tax Information (Unaudited)	200

Other Information (Unaudited)	201

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund – President's Letter to Shareholders

To Our Shareholders

December 31, 2008

Richard J. Byrne

"While today's headlines may, at times, be alarming, it's important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today's issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested."

The economic challenges of 2008 remain, but maintaining a long-term approach is still critical

Welcome to the MML Series Investment Fund Annual Report, covering the one-year period ended December 31, 2008. During 2008, one of the most difficult years in recent history, Americans struggled through a broad range of economic challenges – many of which had not been seen in decades. These difficulties forced many to adopt lifestyle changes that necessitated a closer look at all expenditures, including those associated with preparing for a more secure financial future.

Throughout it all, however, it's important to remember that investing for retirement is a long-term proposition. So while today's headlines may, at times, be alarming, it's important for you to keep in mind that your overall focus with respect to your retirement planning should not be on today's issues, but on whether or not your portfolio is positioned appropriately, based on your risk tolerance level and the number of years you expect to remain invested.

What retirement investors can do in today's challenging environment

•  Stay calm. While it is important to stay abreast of what is going on in the financial markets today, it's more important to keep it all in the proper perspective. If you're like most retirement investors, you won't be looking to withdraw your retirement funds in 2009. And even if you do begin to withdraw money this year, the majority of your retirement account will likely remain invested for many years to come.

•  Get professional help. If you work with a financial professional, today's economic environment provides you with an excellent reason to consult him or her to assess your overall retirement plan. Together, you can determine any adjustments that should be made to your portfolio or your contribution levels to help you reach your long-term financial goals.

•  Dollar-cost-averaging may help investors in volatile markets.1 Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.

•  Try to avoid sudden or drastic changes. While you may intend to remain invested for a number of years, it's important that you implement any changes to your portfolio based on a thorough review of your long-term needs and objectives. Your financial professional can help you assess your situation – and help you avoid sudden moves that investors often come to regret over time.

Keep your eye on the future

As a reminder, the financial markets, like our economy, have always been cyclical, but historically have provided opportunities for growth over the long term. We believe investors should consider a portfolio that is designed to function properly under all market conditions, based on your risk tolerance and the number of years you have until retirement. This can help to eliminate the need for sudden changes in positioning during times of market volatility. Most financial professionals believe that investors who maintain their financial strategy over time have the potential to reach their long-term financial objectives.

1  Dollar-cost-averaging does not assure a profit or protect against loss in a declining market, and involves continuous investment in securities regardless of fluctuating prices. An investor should consider his/her ability to continue investing through periods of low price levels. See the MML Series Investment Fund prospectus for complete details.

(Continued)

MML Series Investment Fund – President's Letter to Shareholders (Continued)

I thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Review

December 31, 2008

Financial markets roiled by critical problems; U.S. Government intervention attempts to avoid economic meltdown

During the year ended December 31, 2008, severe problems that had begun to challenge many Americans before the year even began continued to rock the financial world – the subprime mortgage crisis, the weak U.S. housing market and high commodity (particularly oil) prices – and served as a drag on the economy in 2008. Oil prices dropped in the second half of the year on lowered demand, reflecting a global economic slowdown. Key market events triggered aggressive interventions from the U.S. Government and governments worldwide, including revised monetary policies and corporate bailouts, which were intended to pull economies the world over out of their decline and stabilize financial markets. The credit crunch created by the subprime mortgage crisis took its toll on businesses of all sizes, and U.S. unemployment rose substantially over the course of the year. Investors will also remember 2008 as the year that changed the face of Wall Street. Indeed, the year marked the failures (or takeovers) of multiple major American financial institutions, including Bear Stearns, IndyMac Bancorp, Fannie Mae, Freddie Mac, American International Group (AIG), Merrill Lynch, Lehman Brothers, Washington Mutual and Wachovia.

Market performance

For the 12 months ended December 31, 2008, bonds outpaced equities in an environment of continual market volatility. The Dow Jones Industrial AverageSM ("Dow"), a recognized measure of blue-chip stock performance, shed 33.84% of its value during what turned out to be its worst year since 1931. Similarly, the S&P 500® Index ("S&P 500"), a measure of U.S. large-cap stock performance, gave back 37.00% of its value. Small-cap and technology stocks, as measured by the Russell 2000® Index and the NASDAQ Composite® Index ("NASDAQ"), respectively, posted losses of 33.80% and 40.53%. A significant loser in the U.S. equity market, however, was the Russell Midcap Growth Index, a benchmark of the performance of mid-cap U.S. common stocks, which lost 44.32% for the year. In international equity markets, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI® EAFE®"), a benchmark for foreign stocks in developed markets, fell 43.39%. Of particular note in the international equity marketplace in 2008 was the Morgan Stanley Capital International Emerging Markets Index, which measures the performance of emerging stock markets throughout the world, but excludes certain market segments unavailable to U.S.-based investors. It lost 53.33% of its value.*

Investments in the fixed-income markets for the most part fared significantly better than their equity peers during 2008. A standout performer was the Barclays Capital 1-3 Year U.S. Government Bond Index (formerly known as the Lehman Brothers® 1-3 Year U.S. Government Bond Index), which measures the results of U.S. Government bonds with one to three years remaining to the scheduled payment of principal. It advanced 6.66%. Other closely watched benchmarks in the fixed-income market also gained ground in 2008. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index), a broad measure of the U.S. investment-grade bond markets, returned 5.24%. Treasury bills also advanced, as measured by the Salomon Smith Barney 3-Month Treasury Bill Index, which returned 1.80%. Reflecting investor preference for higher-quality securities and aversion to risk in this environment, the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers U.S. Corporate High-Yield Bond Index) – which measures the performance of fixed rate, non-investment-grade debt – lost 26.16%, but still managed to outperform the S&P 500 and the Dow.*

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund – Economic and Market Review (Continued)

2008 stumbles out of the gate in the first quarter

2008 began against a backdrop of a subprime mortgage crisis and blue-chip financial company writedowns (i.e., the reduction of the book value of an asset because it is overvalued compared to the current market value) – along with countless earnings disappointments. Headlines announced departures of well-known senior and top executives from some of Wall Street's giants in the wake of the ever-growing impact of the subprime crisis – in an indication of what was yet to come. In this environment, U.S. and international stocks struggled and higher-quality bonds advanced, benefiting from concerned investors' preference for lower-risk investments. While the MSCI EAFE was weaker than the S&P 500 in local currency terms, a weak U.S. dollar boosted the former's dollar-based value.

As conditions in the financial markets deteriorated, the Federal Reserve ("Fed") responded to the burgeoning economic crisis by dramatically stepping up the pace at which Fed officials lowered short-term interest rates. After federal funds rate reductions of only 0.25% in October and December 2007, the Fed responded to January's falling stock market with an unscheduled 0.75% reduction on January 22, 2008 – with another 0.50% cut at the end of the month. The federal funds rate is the interest rate at which banks and other financial institutions lend to one another overnight. A weakening labor market and softening consumer spending, together with ongoing crisis conditions in the financials sector, prompted the Fed to make another 0.75% cut in March. In addition, in a major departure from previous Fed policy, the central bank announced that it was permitting investment banks to borrow directly from it, a privilege formerly reserved for commercial banks. This change of policy provides a source of short-term funds that can be accessed at the current discount rate (the interest rate that regional Fed banks charge banks and other financial institutions when they borrow funds on a short-term basis).

The Fed's most controversial move during the first quarter was its involvement in the takeover of Bear Stearns, then the nation's fifth-largest investment bank, by JPMorgan Chase. As its customers withdrew funds at an accelerating pace and lenders pulled back on financing, Bear Stearns found itself in critical condition by mid-March. The Federal Reserve Bank of New York subsequently agreed to cover up to $29 billion in losses if Bear Stearns' assets should go bad, with JPMorgan Chase covering the first $1 billion, a move that proved to foretell of a new era in U.S. Government economic intervention. On March 31, 2008, Treasury Secretary Henry Paulson unveiled a plan to revamp the federal government's oversight of the U.S. financial markets.

The second quarter brings further challenges

In the second quarter of 2008, many sectors of both the stock and bond markets declined, as surging energy prices, which created a stiff headwind for the auto and airline industries, continued to challenge the American consumer. The surprising strength of the U.S. dollar during the quarter muted the returns of the MSCI EAFE, which nevertheless outperformed both the Dow and the S&P 500 for the three-month period. Crude oil touched $140 a barrel by the end of June, pushing the average price of a gallon of regular gasoline to more than $4.00. The May employment report unnerved investors, as the nation's unemployment rate rose from 5.0% to 5.5% and fueled concerns that the U.S. economy might enter a recession. Also weighing on investor sentiment in June was a worsening inflation picture. Elsewhere, home prices continued their decline. All of these factors led to slumping consumer confidence. On a brighter note, the U.S. dollar, which had been struggling against major currencies for quite some time, showed renewed strength.

MML Series Investment Fund – Economic and Market Review (Continued)

Government intervention accelerates in the third quarter

Investors had hoped that the March 2008 takeover of Bear Stearns by JPMorgan Chase marked the turning point of the crisis in the financials sector. However, an extraordinary – and seemingly relentless – series of events in the third quarter of 2008 sent investors reeling and consequently, put downward pressure on stock prices:

•  July 11: Federal regulators seized IndyMac Bank;

•  Sept. 7: The U.S. Government rescued government-sponsored entities Fannie Mae and Freddie Mac;

•  Sept. 14: Brokerage and investment bank Merrill Lynch arranged to be bought by Bank of America;

•  Sept. 15: Lehman Brothers, the fourth-largest U.S. investment bank, filed for Chapter 11 bankruptcy protection in the largest corporate bankruptcy filing ever in the United States;

•  Sept. 16: Insurer AIG received an emergency, U.S. Government-underwritten $85 billion loan after its stock plunged and its debt was downgraded by all three major credit-rating agencies;

•  Sept. 19: U.S. Treasury Secretary Paulson unveiled a sweeping $700 billion proposal to purchase hard-to-sell mortgage assets from banks;

•  Sept. 21: Federal regulators agreed to allow the last two surviving U.S. investment banks, Goldman Sachs and Morgan Stanley, to become bank holding companies, in a move intended to help these banks survive the financial crisis and give them easier access to credit;

•  Sept. 25: Savings and loan Washington Mutual was seized by federal regulators, and its loan portfolio and retail branches were sold to JPMorgan Chase;

•  Sept. 29: Citigroup agreed to acquire the banking assets of Wachovia, the nation's fourth-largest bank, in a deal that excluded Wachovia's brokerage and asset management businesses. (The agreement never came to fruition. In the first week of October, Wells Fargo upended the Citigroup deal with one that included the purchase of all of Wachovia, including the firm's banking, retail brokerage, asset management, insurance and retirement services businesses.); and

•  Also on Sept. 29, the U.S. House of Representatives defeated the Bush administration's economic rescue plan, sending stocks sharply lower.

During the third quarter of 2008, the Dow declined 4.40%, while the S&P 500 lost 8.36%. Foreign equities struggled against slumping economic activity abroad and a sharp rally in the U.S. dollar, resulting in a decline of 20.56% for the MSCI EAFE.

Fourth quarter: U.S. Government passes bailout act; recession confirmed

In early October, President Bush signed the Emergency Economic Stabilization Act of 2008 (EESA) into law. EESA authorized the Troubled Asset Relief Program (TARP), which was originally expected to support financial institutions by buying their troubled assets. U.S. Treasury Secretary Henry Paulson later indicated that TARP's focus was shifting to companies providing consumer debt in an effort to improve the flow of funds for consumer loans. In late December, President Bush made $17.4 billion in loans (taken from TARP assets) available to General Motors Corp. and Chrysler after the U.S. Senate had rejected a proposal earlier in the month.

The Fed responded to the weak economy and low consumer confidence by cutting interest rates three times in the fourth quarter of 2008, bringing the target federal funds rate to a historic low of between zero and 0.25%, from its prior target of 1%. The Fed also cut the discount rate to 0.5%.

The widely anticipated official declaration of a U.S. recession finally occurred at the beginning of December, when the National Bureau of Economic Research (NBER) announced that the economy

MML Series Investment Fund – Economic and Market Review (Continued)

had been in recession since the previous December (2007). Other headlines in the fourth quarter of 2008 also underscored the dire state of our economy:

•  November's unemployment report revealed a loss of 533,000 jobs, the biggest one-month decline since 1974.

•  Home prices continued to fall. In October, the 20-city Case-Shiller Home Price Index dropped by 18% versus a year earlier, marking 27 consecutive monthly declines for that benchmark.

•  The Institute for Supply Management's manufacturing index – in part, reflecting depressed auto sales – receded to 36.2 in November, its lowest reading since May 1982.

•  The retail industry suffered one of the worst holiday shopping seasons in years.

•  The broader economy, as measured by GDP (gross domestic product), fell by a revised 0.5% in the third quarter, its largest decline in seven years.

The Dow declined 19.12% for the quarter – similarly, the S&P 500 fell 21.96% and the NASDAQ lost 24.61%. Stocks of foreign developed markets also struggled, as the MSCI EAFE Index declined 19.96%. Oil prices continued their slide during December, closing out the year near $45 per barrel, as violence in the Middle East escalated. (Prices had dropped to the low $30 range earlier in the quarter.) Most other commodities also suffered from declining demand in the face of the global economic downturn. The U.S. dollar remained strong for most of the quarter. Fixed-income performance was mixed, as the continuing flight to quality that started at the end of 2007 benefited this market segment during the fourth quarter of 2008. The yield on the benchmark 10-year Treasury Note declined 1.60% to finish the year at 2.25% – spurring an increase in mortgage refinancings in the second half of the fourth quarter.

As 2008 drew to a close, investors were hopeful that the U.S. economy would emerge from recession and market performance would return to positive territory; however, many market watchers are cautious about the immediate future with so few encouraging signs on the horizon.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Asset Allocation Fund – Portfolio Manager Report

What is the investment objective of MML Asset Allocation Fund – and who is the Fund's sub-adviser?
   The Fund seeks to provide high total return consistent with preservation of capital over the long term by investing its assets in both equity and fixed-income securities. The Fund's sub-adviser determines the asset allocation between equity and fixed-income securities. Up to 80% of the Fund's assets may be invested in equities; up to 60% in fixed income. The Fund's sub-adviser is Capital Guardian Trust Company (Capital Guardian).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -30.32%, outperforming the -37.00% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, but trailing the 5.24% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Government/Credit Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index. In addition, the Fund underperformed the -26.18% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   The portfolio's overweight position in stocks during the year weighed on the Fund's results relative to the S&P 500 Index.

  The equity portion of the portfolio underperformed the benchmark, mainly due to stock selection in several sectors. The Fund began the year with holdings in financials, which we believed would come through the credit crunch with the ability to grow and increase market share. However, we underestimated the severity of the credit crisis and the extent to which companies with strong balance sheets were vulnerable. Portfolio selections in information technology and consumer discretionary companies also detracted from the Fund's performance. Helping the portfolio's performance was its positioning and selection in health care (although UnitedHealth Group was a detractor). The Fund's investment in materials stocks also contributed to returns.

Freddie Mac and Fannie Mae were among the largest drags on relative results, along with Lehman Brothers and XL Capital. Yet other financial holdings, including Wells Fargo and JPMorgan Chase, were among the top contributors to the Fund's relative returns. The smaller-than-index weighting in ExxonMobil also hampered results. The portfolio benefited from not owning Citigroup. Elsewhere, Genentech, which received a bid from Roche, and ImClone Systems, purchased by Eli Lilly, also contributed to the Fund's returns.

The bond portfolio results lagged the Barclays Capital U.S. Aggregate Bond Index, primarily due to a smaller-than-index weighting in Treasuries and a larger-than-index weighting in U.S. corporate bonds. These positions hampered returns as investors fled to the safety of U.S. Government bonds. Our high-yield and emerging-markets debt positions also detracted from the Fund's performance.

What is your outlook?
   Our individual stock selections in the equity portion of the portfolio say far more about our convictions than do the Fund's sector weightings. Across industries, we have taken advantage of lower stock prices to invest in companies with strong balance sheets and free cash flow – and those we believe will emerge from this challenging market environment with the ability to grow organically. These include biotechnology companies indicating strong pipelines, innovative technology companies with solid cash flows, and a selection of industrial companies with the potential for long-term cost advantages. We have been adding to the Fund's investments in high-quality companies, which we believe may provide further downside protection and position the portfolio for a long-term recovery.

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

In the fixed-income portion, we added to Treasuries during the fourth quarter of 2008, but are shifting again to spread sectors (investment-grade corporates and other non-Treasuries), as government bond yields have declined substantially and are likely to remain low as the economy continues to weaken. We believe that investment-grade corporate bond spreads (i.e., the differences in yields between comparable Treasury and non-Treasury securities), which have only recently begun narrowing from historically wide levels, offer the potential for compelling risk-adjusted returns. In the extended sectors, we anticipate using periods of volatility to begin increasing our emerging-markets debt exposure.

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

MML Asset Allocation Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
United Parcel Service, Inc. Class B	1.9%
General Electric Co.	1.9%
Google, Inc. Class A	1.9%
JPMorgan Chase & Co.	1.8%
PepsiCo, Inc.	1.7%
Baxter International, Inc.	1.6%
Celgene Corp.	1.6%
Target Corp.	1.6%
Kraft Foods, Inc. Class A	1.6%
Genentech, Inc.	1.5%
17.1%

MML Asset Allocation Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equities	64.5%
Bonds & Notes	35.1%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Allocation Fund Initial Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(30.32)%	(10.75)%
S&P 500 Index*	(37.00)%	(11.19)%
Barclays Capital U.S. Aggregate Bond Index	5.24%	6.55%
Lipper Balanced Fund Index	(26.18)%	(6.29)%

Hypothetical Investments in MML Asset Allocation Fund Service Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(23.10)%
S&P 500 Index*	(28.90	)%+
Barclays Capital U.S. Aggregate Bond Index	3.17	%+
Lipper Balanced Fund Index	(20.50	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report

What is the investment objective of MML Equity Income Fund – and who is the Fund's sub-adviser?
   The Fund seeks dividend income and long-term capital growth by investing in the common stocks of established companies. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -35.80%, outperforming the -37.00% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also outpaced the -36.85% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   Looking at positive contributors to the Fund's full-year return relative to the benchmark, the portfolio's outperformance was driven by an underweight position in the financials sector. Among individual contributors, insurance broker Marsh & McLennan stands out for having shown improvement in its brokerage business. Another key contribution came from positioning among the big diversified financial services firms, where it helped to hold a stake in JPMorgan Chase and to be under-represented in weak performer Citigroup.

In addition, stock selection made the consumer staples sector a leading source of relative strength. These traditionally defensive shares held up relatively well during an extremely volatile period, helped in part by mergers and acquisition activity. American brewer Anheuser-Busch agreed to be acquired by European beverage giant InBev, which contributed to Anheuser-Busch's strong performance. Names in the food products industry were also key contributors. General Mills raised prices, and Hershey benefited from talk of a potential buyout.

At the other end of the spectrum, stock selection made consumer discretionary shares the leading detractors from relative performance. Some of the greatest laggards were in media holdings, as the economic slowdown meant declining profits, writedowns (i.e., the reduction of the book value of an asset because it is overvalued compared to the market value), and layoffs at newspaper and broadcasting company Gannett. In addition, casino operator MGM Mirage saw fewer patrons and poorer revenues in tough economic times, while tight credit markets meant increased borrowing costs, limiting the gaming giant's ability to fund planned capital expenditures. Similarly, Newell Rubbermaid suffered from weak consumer spending and rising input costs.

It also hurt during part of 2008 to be under-represented in energy shares, which benefited from the big run-up in energy prices through July. A notable detractor was domestic oil company Murphy Oil, which suffered in the second half of the year due to tumbling prices for oil and gas, to which the stock is highly leveraged. In addition, the portfolio held an underweight position in ExxonMobil, which held up better than many energy names during 2008.

An overweight position made information technology stocks detractors from relative returns for the year, as these shares declined along with the outlook for growth and earnings. Telecommunication equipment maker Alcatel-Lucent was hurt by the global slowdown, even as the company continued to work on its turnaround under new management. Personal computer maker Dell was another victim of the sharp drop-off in consumer discretionary spending.

MML Equity Income Fund – Portfolio Manager Report (Continued)

What is your outlook?
   As we emerge from one of the most challenging market environments in history, we expect some improvement in economic fundamentals in 2009 and an eventual easing of the crisis of confidence and liquidity in the system. While it is not clear when markets will recover, we are reasonably optimistic about the prospects for equity returns as we look out over the next few years. In the meantime, we will continue to pursue companies that have good business models and strong balance sheets trading at what we believe are depressed levels. It is our belief that this approach remains valid and that the market will ultimately reward those willing to make investments in fundamentally sound companies during times of uncertainty and stress.

MML Equity Income Fund – Portfolio Manager Report (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Exxon Mobil Corp.	3.4%
JPMorgan Chase & Co.	3.2%
Chevron Corp.	3.1%
General Electric Co.	2.9%
AT&T, Inc.	2.4%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	2.2%
Wells Fargo & Co.	1.9%
The Hershey Co.	1.7%
The Home Depot, Inc.	1.6%
3M Co.	1.6%
24.0%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Financial	22.6%
Consumer, Non-cyclical	16.0%
Energy	14.3%
Industrial	11.5%
Communications	10.7%
Consumer, Cyclical	7.6%
Utilities	5.9%
Basic Materials	5.7%
Technology	4.0%
Government	0.0%
Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%
Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(35.80)%	(10.90)%
S&P 500 Index*	(37.00)%	(11.19)%
Russell 1000 Value Index	(36.85)%	(12.08)%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(27.98)%
S&P 500 Index*	(28.90	)%+
Russell 1000 Value Index	(27.89	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report

What is the investment objective of MML Income & Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks growth of capital by investing in common stocks of companies which the Fund's sub-adviser believes offer prospects for capital growth. Income is a secondary objective. The Fund's sub-adviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -34.76%, outperforming the -37.00% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   During 2008, the Fund's tilt toward value contributed favorably to its performance, as value stocks outperformed their growth counterparts during the year. In addition, the portfolio's smaller market capitalization (than the benchmark) boosted results relative to the benchmark, as small-company shares held up best in the severe market decline. However, the most important contributing factor to the portfolio's outperformance of its benchmark was individual stock selection, which added value in six of 10 market sectors.

Stock selection was most successful in the financials sector, which was the worst-performing segment in the benchmark. Virtually all of the outperformance in the financials sector resulted from stock selection in the insurance industry. Here, our key decisions included avoiding insurance giant American International Group (AIG), which we eliminated from the portfolio in the first half of the year, and holding an overweight position relative to the benchmark in strong-performing property and casualty insurer ACE. Stock selection also proved favorable in the health care and energy sectors. Outperformance in the health care sector was driven by favorable stock selection among biotechnology companies, health care equipment makers and pharmaceutical firms. Finally, the portfolio's energy stocks fared particularly well in the second half of the year, as energy prices slumped. Outperformance was driven by an underweight position in energy services and equipment companies, which were hit hardest by the decline in the price of energy, and an overweight position in oil and gas producers. The top performance contributor in this sector was energy titan ExxonMobil, which reported record profits despite lower production volumes, thanks to effective cost controls.

On the downside, the consumer staples and utilities sectors underperformed their counterparts in the benchmark. Underweight positions in food and staples retailers and beverage makers detracted from results in the consumer staples sector. In particular, we maintained underweight positions in discount retailer Walmart, which benefited from a broad consumer shift toward lower-priced goods as the economy weakened, and beer maker Anheuser-Busch, which was acquired at a premium during the year. In the utilities sector, an overweight position in independent power producers generated the bulk of the underperformance. Texas-based power producer Reliant Energy was the biggest detractor in this sector, as shrinking profit margins and higher financing costs led to a sharp decline in the stock.

What is your outlook?
   In our view, the current crisis – driven by frozen credit markets, a loss of confidence in the financial sector, and a consumer-led recession – is likely to remain in place as we move through the first half of 2009. Nonetheless, we are taking steps to position ourselves for an eventual turnaround in the equity market. Valuation spreads have widened to above-average levels, creating opportunities for our valuation factors to identify and exploit. As a result, we are moving slowly but deliberately to reduce underweight positions in industries and stocks that suffered the steepest declines in 2008. However, our enthusiasm for value remains tempered by balance-sheet factors, such as liquidity, debt and financial strength.

MML Income & Growth Fund – Portfolio Manager Report (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Exxon Mobil Corp.	6.4%
Chevron Corp.	3.1%
Johnson & Johnson	2.9%
Pfizer, Inc.	2.8%
Verizon Communications, Inc.	2.4%
AT&T, Inc.	2.1%
The Procter & Gamble Co.	2.1%
ConocoPhillips	2.0%
Amgen, Inc.	2.0%
International Business Machines Corp.	2.0%
27.8%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	25.4%
Energy	15.2%
Financial	14.7%
Technology	12.1%
Communications	9.4%
Industrial	9.2%
Consumer, Cyclical	7.9%
Utilities	3.1%
Basic Materials	2.4%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class and the S&P 500 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(34.76)%	(11.45)%
S&P 500 Index	(37.00)%	(11.19)%

Hypothetical Investments in MML Income & Growth Fund Service Class and the S&P 500 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(26.51)%
S&P 500 Index	(28.90	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report

What is the investment objective of MML Growth & Income Fund – and who is the Fund's sub-adviser?
   The Fund seeks capital appreciation and income by investing at least 80% of its net assets, under normal market conditions, in equity securities and equity-related securities of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase. The Fund's sub-adviser is Capital Guardian Trust Company (Capital Guardian).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -40.10%, underperforming the -37.00% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   The portfolio underperformed the benchmark mainly due to stock selection in several sectors. The Fund began the year with holdings in financials that we believed would come through the credit crunch with the ability to grow and increase market share. However, we underestimated the severity of the credit crisis and the extent to which companies with strong balance sheets were vulnerable. Portfolio selections in consumer discretionary and information technology companies also detracted from the Fund's performance. The portfolio's overweight position and selection in health care added to returns (although UnitedHealth Group was a detractor). The Fund's investment in materials stocks also contributed.

Freddie Mac and Fannie Mae were among the largest detractors from the Fund's returns relative to the benchmark, along with Lehman Brothers and Wachovia. Yet other financial holdings, including JPMorgan Chase and Wells Fargo, were among the top contributors to relative returns. The portfolio also benefited from not owning Citigroup. Elsewhere, ImClone Systems, purchased by Eli Lilly, and Genentech, which received a bid from Roche, were positive contributors to the Fund's performance. Barrick Gold also helped returns, as the price of that commodity rose in 2008.

What is your outlook?
   Today, our individual stock selections say far more about our convictions than do the Fund's sector weightings. Across industries, we have taken advantage of lower stock prices to invest in companies with strong balance sheets and free cash flow – and those we believe will emerge from this challenging market environment with the ability to grow organically. These include biotechnology companies indicating strong pipelines, innovative technology companies with solid cash flows, and a selection of industrial companies with the potential for long-term cost advantages. We have been adding to the Fund's investments in high-quality companies that we think may provide further downside protection and position the portfolio for a long-term recovery.

MML Growth & Income Fund – Portfolio Manager Report (Continued)

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Google, Inc. Class A	3.0%
United Parcel Service, Inc. Class B	2.9%
General Electric Co.	2.9%
JPMorgan Chase & Co.	2.7%
PepsiCo, Inc.	2.7%
Baxter International, Inc.	2.4%
Celgene Corp.	2.4%
Kraft Foods, Inc. Class A	2.4%
Target Corp.	2.4%
The Goldman Sachs Group, Inc.	2.2%
26.0%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	30.1%
Communications	14.7%
Financial	12.2%
Industrial	12.1%
Consumer, Cyclical	8.8%
Energy	7.1%
Technology	6.0%
Basic Materials	5.3%
Utilities	1.2%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(40.10)%	(16.25)%
S&P 500 Index	(37.00)%	(11.19)%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(31.78)%
S&P 500 Index	(28.90	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of MML Blue Chip Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -42.46%, trailing the -38.44% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also underperformed the -37.00% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   Health care contributed significantly to the Fund's performance, due to both its place as the second-best performer in the benchmark, and the portfolio's substantially overweight position relative to the benchmark in that sector. Within health care, biotechnology stocks performed strongly. Gilead Sciences continued to gain market share with an impressive HIV therapy franchise. Shares of Genentech were boosted by an acquisition bid from Swiss pharmaceutical maker Roche. Genentech also received Food and Drug Administration approval for Avastin, a drug used in the treatment of breast cancer. The portfolio also benefited from avoiding companies expected to be negatively affected by anticipated health care reform. The portfolio maintained a notably overweight position in this sector, on the belief that it offers some of the most attractive near-term growth opportunities. The Fund's underweight position in the energy sector also produced positive relative results. With falling energy prices in the second half of the year, the sector tumbled and was the second-worst performer in the benchmark for the year.

Consumer staples stocks were the primary detractor from the Fund's results relative to the benchmark, as the portfolio held an underweight position in this top-performing sector. A substantially overweight position in financials, the worst benchmark performer, was also a major detractor from the Fund's full-year performance. Stock selection in the capital markets industry had a negative impact. The high-margin business model of capital markets is expected to come under intensified scrutiny in the wake of U.S. Treasury bailouts for many companies in the financials sector. In order to receive government assistance, some traditional investment banks, such as portfolio holdings Morgan Stanley and Goldman Sachs, transformed into traditional deposit-accepting banks. With lower expectations, both of these companies drastically cut expenses, including staffing and compensation. Ameriprise Financial's stock fell on investor concerns about insurance companies. As 2008 came to a close, the portfolio held an overweight position in the financials sector, almost exclusively in capital markets. While cautious, we believe selected capital markets companies are attractively priced.

Consumer discretionary underperformed on stock selection, notably in the hotels, restaurants and leisure industries. Gaming holdings, including Las Vegas Sands and MGM Mirage, notably disappointed. In past downturns, gaming stocks have generally been more defensive than others in the sector, but the current global credit crisis has severely limited access to financing and hampered development efforts. The portfolio has maintained its slightly overweight position in consumer discretionary, concentrated in Internet and catalog retail industry and hotels stocks.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?
   While many hope that the worst of the market volatility has run its course, we believe it is very likely that markets will continue to be challenging. Our objective is to identify high-quality large-cap growth companies with strong fundamentals and attractive valuations. Amid tempered growth prospects, we see opportunities to invest in companies that we have been monitoring whose valuations and fundamentals are compelling. We believe that market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from fundamentals, presenting significant buying opportunities.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Gilead Sciences, Inc.	3.4%
Google, Inc. Class A	3.3%
Genentech, Inc.	3.1%
Apple, Inc.	3.1%
Amazon.com, Inc.	3.0%
Danaher Corp.	2.8%
Microsoft Corp.	2.5%
Wal-Mart Stores, Inc.	2.0%
Celgene Corp.	2.0%
Exxon Mobil Corp.	2.0%
27.2%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	28.8%
Communications	17.7%
Technology	14.7%
Consumer, Cyclical	11.0%
Financial	10.9%
Energy	7.0%
Industrial	4.8%
Basic Materials	3.6%
Utilities	0.6%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(42.46)%	(13.10)%
Russell 1000 Growth Index*	(38.44)%	(11.16)%
S&P 500 Index	(37.00)%	(11.19)%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(36.17)%
Russell 1000 Growth Index*	(31.73	)%+
S&P 500 Index	(28.90	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of MML Large Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -40.83%, underperforming the -38.44% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   During 2008, strong stock selection in the health care and consumer discretionary sectors could not overcome weak stock selection in the information technology and financials sectors. From an allocation perspective, the portfolio's overweight position in health care was a contributor to its performance relative to the benchmark, while an overweight position in the financials sector detracted.

Four of the top five contributors in 2008 were health care stocks. The best performer, Gilead, is a dominant force in developing genetic drugs for HIV treatments and other expanding segments. With no net debt, steadily expanding cash flow, low patent expiration risk and a strong pipeline of new drugs, Gilead is in an ideal position to continue boosting market share. Other contributors from the health care sector included Teva Pharmaceuticals, Genentech and Celgene. Rounding out the top five portfolio performers was Wrigley in consumer staples – reaffirming the defensive nature of stocks that outperformed. Detractors for the year included CME Group, Google, Nvidia, MEMC Electronic and Apple.

During the year, the wholesale "flight to safety" intensified, as evidence mounted that the global economy was entering a severe slowdown. No equity sector was spared from 2008's broad downturn, as every sector of the market declined. Consumer staples stocks plunged the least, while energy and financials fared worst. Not surprisingly given growth stocks' generally higher-risk profile, the benchmark Russell 1000 Growth Index finished slightly below the Russell 1000 Value Index for the year. Volatility and risk aversion intensified as panicky investors overwhelmingly based decisions on an urgent desire to flee any hint of risk.

What is your outlook?
   Economies and financial markets are stuck in a vicious cycle. Fears of an economic depression are accelerating the deleveraging (i.e., debt reduction) in financial markets. As a result, credit is tightening and consumers, corporations and municipal governments are spending less, which slows the economy further. But the cycle can be broken. While the current crisis is as severe as any in modern history, the magnitude and global scope of the policy response in both developed and developing economies is unparalleled. Some market adjustments – such as major fiscal stimulus plans, aggressive monetary easing, government guarantees of bank deposits and liabilities, a plunge in oil prices and lower interbank lending rates – are helping as well.

It is typical in extreme markets that once risk aversion gets broadly priced into stocks, investor selectivity starts to resurface, with investor sentiment typically favoring the higher-quality, more-resilient growth companies in which we've been well represented. History also illustrates that the most reliable investment strategy during turbulent periods is to maintain exposure to companies with the financial resources to prosper and those positioned to capture extraordinary upside opportunities in an eventual recovery. Therefore, our current strategy continues to stress exposure to companies that enjoy the dynamics of leadership in their basic area of business.

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

Looking ahead, there can be no guarantees of market behavior, but history suggests current pricing is unsustainable. We are balancing the need for short-term stability against our desire to remain poised to take advantage of stocks that may be rewarded.

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Hewlett-Packard Co.	6.1%
Google, Inc. Class A	5.8%
Gilead Sciences, Inc.	5.7%
Genentech, Inc.	4.7%
Apple, Inc.	4.3%
Cisco Systems, Inc.	3.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	3.2%
Schlumberger Ltd.	3.1%
Celgene Corp.	3.0%
PepsiCo, Inc.	2.9%
42.5%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	39.0%
Technology	15.8%
Communications	13.0%
Financial	9.6%
Energy	7.7%
Consumer, Cyclical	7.6%
Basic Materials	3.8%
Industrial	2.5%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(40.83)%	(13.80)%
Russell 1000 Growth Index	(38.44)%	(11.16)%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(32.02)%
Russell 1000 Growth Index	(31.73	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Concentrated Growth Fund – Portfolio Manager Report

What is the investment objective of MML Concentrated Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term growth of capital by investing primarily in common stocks of companies that the Fund's sub-adviser believes offer above-average growth potential and trade at a significant discount to the sub-adviser's assessment of their intrinsic value. Any income realized will be incidental to the Fund's objective. The Fund's sub-adviser is Legg Mason Capital Management, Inc. (Legg Mason).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Class I shares returned -59.87%, significantly underperforming the -38.44% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   Investors saw a historically difficult year in 2008. Asset classes around the world from Chinese equities to Spanish real estate saw sharp declines as troubles in the U.S. housing market spread, ultimately culminating in a global recession.

There was significant upheaval in domestic equity markets, particularly among financials, as erstwhile giants Bear Stearns and Lehman Brothers perished, government-sponsored enterprises (GSEs) Fannie Mae and Freddie Mac were put into conservatorship by the U.S. Government, and global insurance giant AIG required billions in government loans to survive. The year ended on a slight positive, with a modest rebound in stock prices in late November and December amid constructive policy developments and optimism about the new presidential administration, but losses were severe for the year.

During 2008, the Fund's losses in the financials sector were a primary culprit contributing to the Fund's significant underperformance relative to the benchmark, with primary detractors for the year including Citigroup, AIG, Freddie Mac and Merrill Lynch. Each of these companies suffered multi-billion-dollar writedowns (i.e., the reduction of the book value of an asset because it is overvalued compared to the market value) from mortgage-backed securities or credit default swaps and ended up either forced to accept government loans or getting taken over.

Specific holdings also hampered the Fund's performance throughout 2008: Reliant Energy tumbled after it was forced to seek more expensive financing for its retail power business and worries emerged that the company might have to find a partner. Mobile phone company Nokia hit a rough patch and saw its share price slide as worries emerged over both the size of the addressable market and Nokia's market share.

What is your outlook?
   We see several factors that suggest the market could well move higher from here. First, money markets are experiencing some relief. Second, mortgage-backed security yields have fallen, and the 30-year mortgage rate is declining towards the government's implicit target of 4.5%. Third, we expect the narrowing of credit spreads (the differences in yields between comparable Treasury and non-Treasury securities), which has been slowly developing at the short end of the yield curve and in the highest-quality instruments, to gradually work its way to the longer end of the curve and more long-duration assets. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.)

We believe the market, and our portfolio in particular, is about as attractively valued as we have ever seen it.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

While it is possible that the markets may retest the lows of the fall of 2008, we believe investors are being afforded one of the best buying opportunities in several generations. Since we believe much of the overall market is markedly underpriced, we have responded by broadening the portfolio and expanding the number of portfolio holdings. High-quality names are as cheap as lower-quality names in many cases, so we have moved up the quality spectrum without sacrificing expected returns.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

MML Concentrated Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Caterpillar, Inc.	4.4%
Yahoo!, Inc.	4.2%
Cisco Systems, Inc.	4.1%
Qualcomm, Inc.	4.0%
Nokia Oyj Sponsored ADR (Finland)	4.0%
Quanta Services, Inc.	4.0%
PepsiCo, Inc.	3.8%
State Street Corp.	3.7%
EMC Corp.	3.7%
Amazon.com, Inc.	3.6%
39.5%

MML Concentrated Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Communications	25.0%
Consumer, Non-cyclical	17.4%
Industrial	17.2%
Financial	10.0%
Consumer, Cyclical	9.5%
Technology	9.2%
Energy	7.6%
Basic Materials	2.2%
Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%
Net Assets	100.0%

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Concentrated Growth Fund Class I, Class II and the Russell 1000 Growth Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 -12/31/08
Class I	(59.87)%	(24.53)%
Class II	(59.82)%	(24.44)%
Russell 1000 Growth Index	(38.44)%	(11.16)%

Hypothetical Investments in MML Concentrated Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(49.32)%
Russell 1000 Growth Index	(31.73	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report

What is the investment objective of MML Mid Cap Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by investing in equity securities of companies which the Fund's sub-adviser believes offer prospects for long-term capital growth. Income is a secondary objective. The Fund's sub-adviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -24.51%, significantly outperforming the -38.44% return of Russell Midcap® Value Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   Domestic equity indexes were universally down in 2008, with value and growth stocks generally providing similar returns. Nevertheless, the portfolio substantially outpaced its benchmark, largely because of its emphasis on less-risky businesses with sound balance sheets. The Fund benefited most from its mix of financials, consumer discretionary and utilities stocks. Detractors were scattered across various sectors.

Although the Fund began the period with an overweight position relative to the benchmark in the consumer discretionary sector, the portfolio management team gradually trimmed holdings there. Relative performance ultimately benefited from an underweight position, as investors shied away from consumer discretionary stocks in response to the housing downturn, slowing economic growth and mounting unemployment. Also advantageous was a lack of exposure to media companies and Internet and catalog retailers, as both industries were down significantly for the year.

Financial stocks suffered deep declines during the period, but the portfolio's focus on higher-quality companies with strong balance sheets and reliable funding sources benefited the Fund's performance relative to the benchmark. The financials sector provided two top holdings – People's United Financial and The Chubb Corp. Furthermore, security selection – particularly long-term investments in electric and gas utilities – boosted results. A notable position was IDACORP, an electric utility primarily operating in Idaho. Another contributor, Puget Energy, which delivers electricity and gas to customers in Washington State, agreed to be acquired by a private equity group.

The portfolio received positive relative contributions from all 10 sectors in which it was invested. Its detractors were broadly distributed. The financials sector, for example, held top detractor AllianceBernstein Holding LP. The asset manager experienced weak investment performance, compounding a decline in assets under management that accompanied the decline in the financial markets. The portfolio also held an underweight position in real estate investment trusts (REITs), due to the management team's concerns about this segment's access to funding and amount of leverage. Although a smaller-than-the-benchmark position added value for much of the year, it later detracted when REITs outperformed late in 2008.

The portfolio's position in health care added to relative results, but the sector also provided a key detractor. Beckman Coulter, a manufacturer of diagnostic testing instruments and supplies, performed well for much of the year. However, as biomedical laboratory capital expenditure budgets were reduced, its share price declined. The company also reported weaker-than-expected margins for the third quarter of 2008.

What is your outlook?
   The portfolio management team continues to follow a disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2008, the team saw opportunities in consumer staples, industrials and health care stocks – views which were reflected in the portfolio's overweight positions in these sectors relative to the benchmark. Conversely, fundamental analysis and valuation work led to smaller relative weightings in financials and consumer discretionary stocks.

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Marsh & McLennan Cos., Inc.	3.3%
Kimberly-Clark Corp.	2.6%
Bce, Inc.	2.3%
Molex, Inc.	2.2%
Equitable Resources, Inc.	2.1%
Beckman Coulter, Inc.	2.1%
WGL Holdings, Inc.	2.0%
Wisconsin Energy Corp.	2.0%
Westar Energy, Inc.	1.9%
Portland General Electric Co.	1.9%
22.4%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Financial	20.9%
Consumer, Non-cyclical	19.2%
Utilities	14.9%
Industrial	13.5%
Consumer, Cyclical	8.7%
Technology	5.7%
Basic Materials	5.5%
Energy	4.8%
Communications	3.5%
Funds	1.6%
Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%
Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(24.51)%	(7.16)%
Russell Midcap Value Index	(38.44)%	(13.88)%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(23.62)%
Russell Midcap Value Index	(33.78	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report

What is the investment objective of MML Mid Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's sub-adviser expects to grow at a faster rate than the average company. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -40.21%, exceeding the -44.32% return of the Russell Midcap® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Conversely, the Fund's -40.21% return trailed the -36.23% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   Industrials and business services were the greatest contributors to the Fund's performance in 2008, due to favorable stock selection within those areas. Two key holdings here were Roper Industries and Alliant Techsystems. Industrials and business services remain important areas of investment for the portfolio – areas represented by a broad range of holdings. Aerospace and defense is a focus for the Fund, in light of the ongoing expansion of the armed forces as part of the global war on terror. We also invest in firms operating in machinery, industrial conglomerates and electrical equipment.

Stock selection made health care another significant contributor to the Fund's 2008 returns. An overweight position relative to the benchmark in the biotechnology industry proved beneficial, particularly our positions in Cephalon, Imclone Systems and Myriad Genetics. Biotechnology fell victim to the economic downturn that continued in the fourth quarter of 2008, with most firms showing absolute losses, though it held up better than the rest of the health care sector. Cephalon benefited due to their successful promotion of two major drugs in their development pipeline. Imclone proved a good choice when Eli Lilly announced that it would acquire the firm at a premium; the deal closed during the fourth quarter. Myriad Genetics announced it would spin off its drug development business in order to focus on its core competency of diagnostics. Other important holdings included Edwards Lifesciences and Valeant Pharmaceuticals. The Fund's overweight position in this sector boosted relative returns as well.

Our stock selection in information technology was another area of strength for the Fund. We did well to limit the Fund's exposure to firms involved with semiconductors, as they were particularly hard hit in 2008. On the positive side, FLIR Systems and SAIC both helped relative returns. Infrared vision equipment manufacturer FLIR Systems announced the largest contract in its history, agreeing to develop a sensor system for the U.S. Army and Missile Defense Command. Defense contractor SAIC also benefited from government contracts, allowing it to maintain its earnings forecast in a period when many peers had to revise expectations downward.

Energy was the leading detractor for the portfolio in 2008, due to weak stock selection. Energy prices plummeted from record highs in the second half of the year in response to the global economic slowdown. Poor performance here stemmed in part from our lack of exposure to natural gas-oriented firms, as natural gas prices held up better than other fuel sources. Coal was particularly hard hit, and coal-producing holdings like Peabody Energy and Massey Energy suffered.

Consumer staples stocks were another area of weakness, due to stock selection and a detrimental underweight position. A leading detractor here was Whole Foods Market, whose upscale offerings are a hard sell in tough economic times and whose recent acquisition of Wild Oats continued to be a drag on earnings.

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?
   The hasty and panicked attempt at deleveraging in the second half of 2008 had profoundly negative consequences for stocks. Hedge funds were at the forefront of this meltdown, just as they were in the inflation of the bubble. In recent months, hedge funds have liquidated vast amounts of equity, a move that hit our investment universe especially hard, as mid-cap growth stocks have been one of their favored hunting grounds. Panic selling can create opportunities; consequently, we are looking to buy attractively valued companies. Though the length and severity of the current downturn are unclear, we believe that the majority of companies in our portfolio will emerge intact and in a stronger competitive position.

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Roper Industries, Inc.	1.9%
Cephalon, Inc.	1.9%
FLIR Systems, Inc.	1.9%
Rockwell Collins, Inc.	1.7%
Ametek, Inc.	1.6%
SAIC, Inc.	1.5%
Agnico-Eagle Mines Ltd.	1.5%
Alliant Techsystems, Inc.	1.4%
Western Union Co.	1.3%
Juniper Networks, Inc.	1.3%
16.0%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Consumer, Non-cyclical	25.3%
Industrial	16.4%
Communications	13.8%
Technology	11.9%
Consumer, Cyclical	11.6%
Energy	8.0%
Financial	5.4%
Basic Materials	2.0%
Utilities	0.2%
Unknown	0.1%
Total Long-Term Investments	94.7%
Short-Term Investments and Other Assets and Liabilities	5.3%
Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(40.21)%	(12.39)%
Russell Midcap Growth Index*	(44.32)%	(15.65)%
S&P MidCap 400 Index	(36.23)%	(12.71)%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(36.09)%
Russell Midcap Growth Index*	(38.46	)%+
S&P MidCap 400 Index	(28.90	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report

What is the investment objective of MML Small/Mid Cap Value Fund (formerly known as MML Small Cap Value Fund) – and who is the Fund's sub-adviser?
   The Fund seeks long-term total return by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small- and mid-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -38.34%, underperforming the -36.79% return of the Russell 2500TM Index (the "benchmark"), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund's -38.34% return also significantly trailed the -28.92% return of the Russell 2000® Value Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates.

Going forward, the Fund's performance will be compared to the Russell 2500 Index rather than the Russell 2000 Value Index because the Russell 2500 Index more closely represents the Fund's new investment strategy.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   Equity markets around the world collapsed in 2008 as investor anxiety over global economic growth intensified. U.S. smaller-cap markets were no exception, with the Russell 2000 and Russell 2500 Indexes down 34% and 37%, respectively – returns that were roughly in line with the S&P 500® Index's loss of 37%. Within the Russell 2500, all sectors fell, with utilities (down 21%), and financials (down 29%) seeing the smallest declines. Sectors with exposure to the global economy, such as energy (down 54%), or consumers, such as consumer cyclicals (down 48%), saw indiscriminate sell-offs. Hedge fund deleveraging (i.e., debt reduction) was a distorting influence on returns, pushing up returns of smaller companies, primarily in the third quarter of 2008. Returns to value and quality factors were muted, and in some cases negative, as investor anxiety pushed up the price of companies with perceived defensive characteristics – regardless of valuation.

The majority of the Fund's underperformance came from adverse stock selection, which, while broadly based, was focused more in cyclical sectors, such as capital equipment and technology. Offsetting this somewhat was positive relative stock selection in financials, where a number of the portfolio's bank and insurance holdings enjoyed favorable performance relative to the benchmark. Also helping was solid stock selection in transportation, where lower fuel prices led to outperformance of some of the portfolio's airline and trucking holdings.

Sector selection was a more modest detractor for the year, with an underweight position in utilities (where stocks did well due to investor perceptions about their defensive characteristics) being the biggest detractor. An overweight position in transportation issues was the biggest relative contributor to the Fund's performance, driven by the perceived benefit of lower fuel prices. Specific stocks that outperformed the benchmark included Platinum Underwriters, Arkansas Best, Arch Capital Group, Amerigroup and Provident Financial. Specific stocks that underperformed included Reliant Energy, TRW Automotive, Brunswick, Rockwood Holdings and Cytec Industries.

What is your outlook?
   Investor anxiety over depressed global economic growth and continued financial contagion has deepened the value opportunity in smaller-cap markets. Furthermore, the indiscriminate sell-off of any stock with perceived exposure to the global economy and the distortive impact of hedge fund deleveraging have created a higher-quality bias to this opportunity. We are seeking to capture a diverse array of compelling opportunities – including many in cyclical industries – while guarding against the

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

risk of a prolonged economic downturn. Overall, we've traded up in quality, but we also favor some attractively valued leveraged firms that we deem less risky than they appear.

We remain sensitive to the fact that the causes of investor anxiety may continue for some time and the risks from this – that companies with perceived exposure to the consumer and the economy will underperform – are higher than average in the short term. Offsetting this risk somewhat, in our view, is the quality and business model strength of the companies we are adding to the portfolio. We believe this will allow them to navigate the current environment and in many cases, emerge stronger, as weaker competitors fall by the wayside. Further, given their current valuations, we feel that the longer-term return potential for these opportunities is compelling and we have begun adding them to the portfolio – when we believe that the risk is justified by the potential returns.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Aspen Insurance Holdings Ltd.	1.8%
AMERIGROUP Corp.	1.7%
Platinum Underwriters Holdings Ltd.	1.7%
Ruddick Corp.	1.7%
Northeast Utilities	1.6%
Del Monte Foods Co.	1.5%
Arch Capital Group Ltd.	1.5%
Atmos Energy Corp.	1.4%
Mueller Industries, Inc.	1.4%
Terex Corp.	1.4%
15.7%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Financial	21.9%
Industrial	17.6%
Consumer, Non-cyclical	17.4%
Consumer, Cyclical	13.5%
Technology	5.3%
Basic Materials	5.1%
Energy	5.0%
Utilities	4.1%
Communications	1.4%
Total Long-Term Investments	91.3%
Short-Term Investments and Other Assets and Liabilities	8.7%
Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Index and the Russell 2000 Value Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(38.34)%	(21.18)%
Russell 2500 Index*	(36.79)%	(14.07)%
Russell 2000 Value Index	(28.92)%	(12.72)%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Index and the Russell 2000 Value Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(35.76)%
Russell 2500 Index*	(33.58	)%+
Russell 2000 Value Index	(28.41	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Index Fund – Portfolio Manager Report

What is the investment objective of MML Small Cap Index Fund – and who is the Fund's sub-adviser?
   The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor's SmallCap 600® Index (S&P SmallCap 600 Index). The Fund's sub-adviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -31.36%, moderately trailing the -31.08% return of the S&P SmallCap 600 Index (the "benchmark"), a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor's for industry group representation, market size, liquidity, adequate float size and other trading requirements. The Index tracks the performance of the small-cap portion of the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   Sector performance was uniformly negative for the year 2008. Financials, the largest sector in the benchmark, returned -25.08% for the year. Industrials and information technology, which cumulatively account for 34.9% of the benchmark, returned -27.01% and -40.37%, respectively. Telecommunication services, the weakest sector during the 12-month period, returned -52.35% for 2008.

The year was marked by extreme volatility in equity markets around the world, as the effects of the subprime mortgage crisis ricocheted throughout the financial system, resulting in a global credit crunch and economic slowdown. The near collapse of Bear Stearns in March of 2008, and the subsequent U.S. Government-orchestrated purchase of the bank by J.P. Morgan marked the beginning of a series of bank failures and government interventions. Following the bailout of Fannie Mae and Freddie Mac, the bankruptcy filing of Lehman Brothers, the acquisition of Merrill Lynch by Bank of America, the provision of an $85 billion emergency rescue loan to insurance giant American International Group (AIG) and the failure of Washington Mutual, a comprehensive fiscal rescue plan was developed by U.S. Government officials and congressional lawmakers.

The election of Barack Obama as the 44th president of the United States sparked a brief rally in early November, but market volatility subsequently continued nearly unchecked, as grim economic news persisted – including the announcement that the U.S. officially slid into a recession in December of 2007.

Oil prices peaked in the third quarter of 2008 and fell throughout the fourth quarter, closing at $41.02 a barrel on December 31.

What is your outlook?
   As we entered 2009, investors faced a wide array of challenges. These included the ongoing housing and subprime mortgage crises, rapidly escalating unemployment, and the new threat of deflation, to name just a few. Despite these uncertainties, we believe that the Fund continues to be positioned to pursue returns that are relatively in line with those of the S&P SmallCap 600 Index during 2009.

"Standard & Poor's®", "S&P®", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

MML Small Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Piedmont Natural Gas Co., Inc.	0.7%
Itron, Inc.	0.7%
Atmos Energy Corp.	0.7%
Senior Housing Properties Trust	0.6%
Landstar System, Inc.	0.6%
Watson Wyatt Worldwide, Inc. Class A	0.6%
Immucor, Inc.	0.6%
ProAssurance Corp.	0.5%
Clarcor, Inc.	0.5%
New Jersey Resources Corp.	0.5%
6.0%

MML Small Cap Index Fund Sector Table (% of Net Assets) on 12/31/08 (Unaudited)
Financial	20.4%
Industrial	20.1%
Consumer, Non-cyclical	19.5%
Consumer, Cyclical	13.9%
Technology	8.4%
Utilities	5.4%
Communications	4.3%
Energy	3.7%
Basic Materials	2.4%
Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%
Net Assets	100.0%

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Index Fund Initial Class and the S&P SmallCap 600 Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(31.36)%	(12.88)%
S&P SmallCap 600 Index	(31.08)%	(12.47)%

Hypothetical Investments in MML Small Cap Index Fund Service Class and the S&P SmallCap 600 Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(31.75)%
S&P SmallCap 600 Index	(30.23	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P SmallCap 600 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report

What is the investment objective of MML Global Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets. The Fund's sub-adviser is Neuberger Berman Management, Inc. (Neuberger Berman).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Class I shares returned -43.70%, lagging the -40.71% return of the Morgan Stanley Capital International, Inc. ("MSCI®") World Index (the "benchmark"), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   With respect to the Fund's domestic component, the financials sector was the largest detractor from the portfolio's overall performance in 2008. The remaining nine sectors detracted from absolute performance as well, with the greatest harm coming from health care, industrials, energy and technology. As 2008 came to a close, we maintained the portfolio's underweight position in financials on the belief that credit conditions will likely worsen before government actions begin to bear fruit. We also shifted our focus towards names that we believe have enough capital to withstand further writedowns and to take advantage of changes in the industry. (A writedown is the reduction of the book value of an asset because it is overvalued compared to the market value.)

Globally, there was simply no place to hide in the market, as evidenced by the fact that all 10 sectors, as well as all of the national stock markets represented in the MSCI World-ex U.S. Index declined for the year. During 2008, the portfolio's significantly underweight position relative to the benchmark in financials and materials benefited relative returns. Conversely, our investments in the energy and information technology sectors underperformed their corresponding benchmark sector components.

Over the course of the year, we substantially reduced our exposure to the energy sector in response to flagging global demand and falling energy prices – and the portfolio's allocation to energy is now in line with the benchmark. Finally, our tilt toward smaller companies and the poor performance of several of our largest positions were responsible for lagging returns in the information technology sector.

What is your outlook?
   On the domestic front, we expect further economic contraction in 2009 and believe that stocks may continue to decline until investors see clear evidence that the economy is beginning to recover. Nevertheless, as the U.S. Government works aggressively to stabilize the financial system and help the consumer get back on track, we may see some positive change towards the end of the year. We have invested in companies that are in position to endure the difficult times, and in some cases, profit from the failure of their competitors. We continue to focus on companies that we believe have attractive valuations, solid balance sheets and high earnings quality.

With the credit crisis and turmoil in the financial markets obscuring the near-term outlook for the global economy and corporate profits, we remain cautious. We believe we have positioned the portfolio defensively, having added consumer staples and health care names, while decreasing our exposure to companies in the more economically sensitive energy, financials and materials sectors. Across all sectors, we are focusing on high-quality, more nimble companies with minimal near-term refinancing needs.

MML Global Fund – Portfolio Manager Report (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Exxon Mobil Corp.	3.0%
Occidental Petroleum Corp.	2.5%
JP Morgan Chase & Co.	2.1%
AT&T, Inc.	1.8%
Vodafone Group PLC	1.6%
Nihon Kohden Corp.	1.5%
CVS Caremark Corp.	1.5%
Johnson & Johnson	1.4%
The Bank of New York Mellon Corp.	1.4%
Merck & Co., Inc.	1.2%
18.0%

MML Global Fund Country Weightings (% of Net Assets) on 12/31/08 (Unaudited)
United States	46.0%
Japan	8.5%
United Kingdom	7.1%
Germany	5.0%
France	4.2%
Netherlands	3.6%
Switzerland	3.2%
Canada	2.2%
Belgium	2.0%
Bermuda	1.9%
Brazil	1.4%
Spain	1.1%
Cayman Islands	1.0%
Italy	0.8%
Ireland	0.7%
Israel	0.7%
Sweden	0.6%
Hong Kong	0.6%
Norway	0.5%
Denmark	0.5%
Singapore	0.5%
Republic of Korea	0.4%
India	0.4%
Finland	0.4%
Cyprus	0.4%
Chile	0.4%
Total Long-Term Investments	94.1%
Short-Term Investments and Other Assets and Liabilities	5.9%
Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II and the MSCI World Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Class I	(43.70)%	(16.42)%
Class II	(43.27)%	(16.11)%
MSCI World Index	(40.71)%	(12.21)%

Hypothetical Investments in MML Global Fund Service Class and the MSCI World Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(33.21)%
MSCI World Index	(31.08	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report

What is the investment objective of MML Foreign Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. The Fund's sub-adviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2008?
   The Fund's Initial Class shares returned -41.07%, outperforming the -43.38% return of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index (the "benchmark"), a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   During 2008, Fund performance relative to the benchmark suffered from stock selection in the health care sector. In particular, sector holdings including Celesio, a German drug wholesaler, and Olympus, a Japanese manufacturer of medical imaging equipment, detracted from the Fund's results.

Stock selection and an underweight position relative to the benchmark in the utilities sector also hurt the Fund's relative performance – as did stock selection and an overweight position in the information technology sector. In particular, Germany's Infineon Technologies was a significant detractor. In the telecommunication services sector, Norway-based Telenor and Russia's Mobile TeleSystems2 hurt relative results.

The U.S. dollar appreciated versus most foreign currencies for the year, which also hampered the Fund's performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Contributors to relative performance included the Fund's underweight position and stock selection in the troubled financials sector. The Fund's investments in the insurance industry were particularly beneficial, and Swiss property and casualty insurance and reinsurance organization ACE2 and German reinsurance and primary insurance provider Muenchener Rueckversicherungs-Gesellschaft helped results. Promise, a Japanese consumer finance company, also contributed to relative returns.

The Fund's underweight position and stock selection in the materials sector benefited its relative results. In particular, portfolio holdings in Australian packaging company Amcor, Finnish printing paper producer UPM-Kymmene, and Irish building materials producer CRH benefited relative performance. A few individual holdings from the telecommunication services sector also aided relative results, as did the Fund's overweight position in the diversified telecommunications services industry, where key contributors included Spain-based telecommunications operator Telefonica2 and France-based France Telecom.

What is your outlook?
   Our investment focus has always centered on individual companies and longer-term returns. Although it may take some time for markets to stabilize, we believe that recent market declines offer much potential. We are confident that we can find opportunities among the downtrodden sectors that have been overlooked by others, and we plan to leverage the opportunities available from the bargains we uncover.

MML Foreign Fund – Portfolio Manager Report (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/08 (Unaudited)
Telefonica SA Sponsored ADR (Spain)	2.5%
France Telecom SA	2.2%
Novartis AG	2.2%
Nestle SA	2.1%
Sanofi-Aventis	2.0%
Total SA	1.7%
Royal Dutch Shell PLC Class B	1.7%
Siemens AG	1.7%
GlaxoSmithKline PLC	1.7%
E.ON AG	1.6%
19.4%

MML Foreign Fund Country Weightings (% of Net Assets) on 12/31/08 (Unaudited)
United Kingdom	21.0%
France	11.1%
Germany	10.5%
Switzerland	8.6%
Japan	6.4%
Spain	4.1%
Republic of Korea	3.4%
Netherlands	3.3%
Italy	2.8%
Taiwan	2.7%
Singapore	2.5%
Brazil	1.6%
Canada	1.4%
Hong Kong	1.4%
Sweden	1.3%
South Africa	1.2%
Israel	1.1%
Austria	1.1%
Finland	1.0%
Mexico	0.9%
Australia	0.9%
China	0.9%
Portugal	0.9%
Norway	0.8%
Bermuda	0.7%
Denmark	0.7%
India	0.5%
Russia	0.5%
Ireland	0.5%
United States	0.0%
Total Long-Term Investments	93.8%
Short-Term Investments and Other Assets and Liabilities	6.2%
Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 5/1/06 - 12/31/08
Initial Class	(41.07)%	(10.49)%
MSCI EAFE Index	(43.38)%	(12.81)%

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(28.99)%
MSCI EAFE Index	(31.53	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Allocation Fund Series – Portfolio Manager Report

What are the investment objectives of the Funds that comprise the MML Allocation Series – and who is the Series' investment adviser?
   The MML Allocation Fund Series comprises five Funds – each of which has a "fund of funds" structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Each Fund invests in a combination of equity, fixed income and money market funds ("underlying funds") advised primarily by Massachusetts Mutual Life Insurance Company (MassMutual) or a control affiliate of MassMutual, as well as in nonaffiliated funds using a specific asset allocation strategy (which varies by Fund, as described below). Underlying funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI) and non-affiliated funds.

Each Fund's assets are allocated to its underlying funds according to an asset allocation strategy, as follows:

•  MML Conservative Allocation Fund: Approximately 40% in equity funds and 60% in fixed-income funds, including money market funds.

•  MML Balanced Allocation Fund: Approximately 50% in equity funds and 50% in fixed-income funds, including money market funds.

•  MML Moderate Allocation Fund: Approximately 60% in equity funds and 40% in fixed-income funds, including money market funds.

•  MML Growth Allocation Fund: Approximately 75% in equity funds and 25% in fixed-income funds, including money market funds.

•  MML Aggressive Allocation Fund: Approximately 90% in equity funds and 10% in fixed-income funds, including money market funds.

The Series' investment adviser is MassMutual.

How did each Fund perform during the 12 months ended December 31, 2008?
   The return of each Fund's Initial Class shares is shown below. Also shown are the returns of each Fund's custom index; the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization; the Morgan Stanley Capital International ("MSCI®") World Ex-U.S. Index, an unmanaged index representative of stocks domiciled in global developed markets, excluding the United States; and the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity combining the Barclays Capital U.S. Government/Credit Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

MML Conservative Allocation Fund	Custom Index	Russell 3000 Index		MSCI World Ex-U.S. Index	Barclays Capital U.S. Aggregate Bond Index
-19.38%	-13.46%	-37.31%		-45.21%	5.24%*
MML Balanced Allocation Fund
-24.70%	-17.91%	-37.31	%*	-45.21%	5.24%
MML Moderate Allocation Fund
-27.69%	-22.27%	-37.31	%*	-45.21%	5.24%

* Benchmark return

MML Allocation Fund Series – Portfolio Manager Report (Continued)

MML Growth Allocation Fund	Custom Index	Russell 3000 Index		MSCI World Ex-U.S. Index	Barclays Capital U.S. Aggregate Bond Index
-33.53%	-28.64%	-37.31	%*	-45.21%	5.24%
MML Aggressive Allocation Fund
-38.43%	-34.79%	-37.31	%*	-45.21%	5.24%

All of the MML Allocation Fund Series Funds underperformed their respective custom indexes for the full year – and all five Funds (each of which has a stock component) lagged the Barclays Capital U.S. Aggregate Bond Index by a significant margin. Conversely, all of the MML Allocation Series Funds, with the exception of the MML Aggressive Allocation Fund, outperformed the Russell 3000 Index. Finally, all five Funds outpaced the MSCI World Ex-U.S. Index.

MML Allocation Series Custom Indexes

•  The Custom MML Conservative Allocation Index comprises the Russell 3000 Index, the MSCI World ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Conservative Allocation Fund.

•  The Custom MML Balanced Allocation Index comprises the Russell 3000 Index, the MSCI World ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Balanced Allocation Fund.

•  The Custom MML Moderate Allocation Index comprises the Russell 3000 Index, the MSCI World ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Moderate Allocation Fund.

•  The Custom MML Growth Allocation Index comprises the Russell 3000 Index, the MSCI World ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Growth Allocation Fund.

•  The Custom MML Aggressive Allocation Index comprises the Russell 3000 Index, the MSCI World ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the MML Aggressive Allocation Fund.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Funds' performance?
   For 2008, investors experienced a domino effect from the housing crisis that morphed into an economic crisis – providing few, if any, areas to find compelling investment opportunities. The year can be defined as "a flight to quality," as less-risky asset classes outperformed better ones. International developed equities topped emerging markets, domestic equities topped international equities. Within fixed-income, Treasuries were positive, while corporate high-yield bonds fell substantially. The demand for Treasuries pushed yields to near zero levels, as investors were willing to give up income in exchange for safety of principal.

* Benchmark return

MML Allocation Fund Series – Portfolio Manager Report (Continued)

Within the fixed-income components, exposure to Treasury inflation-protected securities ("TIPS") was beneficial, relative to Treasuries, until mid-year, when inflationary concerns relaxed and coincided with a drop in oil prices. High-yield bonds, which have higher correlations to equities, responded in a similar fashion to equities, declining markedly for the year. The flight to quality and fear that lower-quality companies would be more susceptible to defaults during a weakening economy placed downward pressure on pricing. Between TIPS' turning tide and exposure to Oppenheimer Strategic Bond Fund, which has approximately two-thirds of its multi-sector strategy exposed to high-yield and international bonds, performance of the Allocation Fund Series portfolios was negatively impacted by the fixed-income components.

On the equity side, a few factors that helped the Allocation Fund Series portfolios' performance included a well-diversified blend of investments, coupled with strategies performing well in their respective categories – mid-cap value and growth, small-cap growth and the international strategies. Large-cap growth funds were detractors from the portfolios' performance, as stock selection and exposure to financials weighed heavily. From an allocation perspective, an underweight position in international equities was beneficial.

What is your outlook?
   Numerous forces will continue to influence the direction of the markets in the coming year: As 2009 began, the federal funds rate is at the lowest level in history, the Federal Reserve and U.S. Treasury were expected to continue to provide liquidity in the markets in attempts to support economic stabilization, businesses were under pressure with diminished earnings, and the consumer continued to be beleaguered. Furthermore, unemployment rates were on the rise and home prices continued to fall. Despite these uncertainties, however, we believe that the funds in the Allocation Fund Series are still appropriate for investors seeking a diversified portfolio across market sectors, market capitalizations, styles and managers.

MML Allocation Fund Series – Portfolio Manager Report (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equity Funds	41.9%
Fixed Income Funds	58.1%
Total Long-Term Investments	100.0%
Other Assets and Liabilities	(0.0)%
Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equity Funds	52.0%
Fixed Income Funds	48.0%
Total Long-Term Investments	100.0%
Other Assets and Liabilities	(0.0)%
Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equity Funds	62.1%
Fixed Income Funds	37.9%
Total Long-Term Investments	100.0%
Other Assets and Liabilities	(0.0)%
Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equity Funds	76.6%
Fixed Income Funds	23.4%
Total Long-Term Investments	100.0%
Other Assets and Liabilities	(0.0)%
Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equity Funds	91.0%
Fixed Income Funds	9.1%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Conservative Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI World Ex-U.S. Index and the Custom MML Conservative Allocation Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 8/31/07 - 12/31/08
Initial Class	(19.38)%	(12.93)%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	6.84	%+
Russell 3000 Index	(37.31)%	(29.45	)%+
MSCI World Ex-U.S. Index	(45.21)%	(32.95	)%+
Custom MML Conservative Allocation Index	(13.46)%	(8.44	)%+

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI World Ex-U.S. Index and the Custom MML Conservative Allocation Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(16.85)%
Barclays Capital U.S. Aggregate Bond Index*	3.17	%++
Russell 3000 Index	(30.04	)%++
MSCI World Ex-U.S. Index	(33.05	)%++
Custom MML Conservative Allocation Index	(10.42	)%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI World Ex-U.S. Index and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Balanced Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Balanced Allocation Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 8/31/07 - 12/31/08
Initial Class	(24.70)%	(17.35)%
Russell 3000 Index*	(37.31)%	(29.45	)%+
Barclays Capital U.S. Aggregate Bond Index	5.24%	6.84	%+
MSCI World Ex-U.S. Index	(45.21)%	(32.95	)%+
Custom MML Balanced Allocation Index	(17.91)%	(12.17	)%+

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Balanced Allocation Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(20.94)%
Russell 3000 Index*	(30.04	)%++
Barclays Capital U.S. Aggregate Bond Index	3.17	%++
MSCI World Ex-U.S. Index	(33.05	)%++
Custom MML Balanced Allocation Index	(13.80	)%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Moderate Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Moderate Allocation Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 8/31/07 - 12/31/08
Initial Class	(27.69)%	(20.00)%
Russell 3000 Index*	(37.31)%	(29.45	)%+
Barclays Capital U.S. Aggregate Bond Index	5.24%	6.84	%+
MSCI World Ex-U.S. Index	(45.21)%	(32.95	)%+
Custom MML Moderate Allocation Index	(22.27)%	(15.85	)%+

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Moderate Allocation Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(23.09)%
Russell 3000 Index*	(30.04	)%++
Barclays Capital U.S. Aggregate Bond Index	3.17	%++
MSCI World Ex-U.S. Index	(33.05	)%++
Custom MML Moderate Allocation Index	(17.17	)%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Growth Allocation Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 8/31/07 - 12/31/08
Initial Class	(33.53)%	(24.99)%
Russell 3000 Index*	(37.31)%	(29.45	)%+
Barclays Capital U.S. Aggregate Bond Index	5.24%	6.84	%+
MSCI World Ex-U.S. Index	(45.21)%	(32.95	)%+
Custom MML Growth Allocation Index	(28.64)%	(21.30	)%+

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Growth Allocation Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(27.61)%
Russell 3000 Index*	(30.04	)%++
Barclays Capital U.S. Aggregate Bond Index	3.17	%++
MSCI World Ex-U.S. Index	(33.05	)%++
Custom MML Growth Allocation Index	(22.23	)%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Aggressive Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Aggressive Allocation Index.

TOTAL RETURN

	One Year 1/1/08 - 12/31/08	Since Inception Average Annual 8/31/07 - 12/31/08
Initial Class	(38.43)%	(29.33)%
Russell 3000 Index*	(37.31)%	(29.45	)%+
Barclays Capital U.S. Aggregate Bond Index	5.24%	6.84	%+
MSCI World Ex-U.S. Index	(45.21)%	(32.95	)%+
Custom MML Aggressive Allocation Index	(34.79)%	(26.66	)%+

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Aggressive Allocation Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class	(31.62)%
Russell 3000 Index*	(30.04	)%++
Barclays Capital U.S. Aggregate Bond Index	3.17	%++
MSCI World Ex-U.S. Index	(33.05	)%++
Custom MML Aggressive Allocation Index	(27.26	)%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World Ex-U.S. Index and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML American Funds Core Allocation Fund – Portfolio Manager Report

What is the investment objective of MML American Funds® Core Allocation Fund – and who is the Fund's investment adviser?
   The Fund seeks as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund is a "fund of funds" and seeks to achieve its investment objective by investing in a combination of series of the American Funds Insurance Series® ("the Underlying Funds") using a flexible asset allocation approach. The Underlying Funds will include Class 1 shares of the American Funds Bond Fund, the American Funds Blue Chip Income and Growth Fund, the American Funds Growth-Income Fund and the American Funds International Fund. The Fund's investment adviser allocates the Fund's assets among a variety of different asset classes, including U.S. and foreign equity and fixed-income securities, through investing in Underlying Funds in response to changing market, economic and investment conditions. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform since its inception on August 15, 2008?
   The Fund returned -22.50%, outperforming the -28.90%* return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also significantly outpaced the -33.05%* return of the Morgan Stanley Capital International ("MSCI") World Ex-U.S. Index, an unmanaged index representative of stocks domiciled in global developed markets, excluding the United States. Finally, the Fund substantially underperformed the 3.17%* return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity combining the Barclays Capital U.S. Government/Credit Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

* For the reporting period from September 1-December 31, 2008.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   The collapse of real estate prices and a sharp decline in the value of many mortgage-backed securities caused major financial institutions to suffer significant losses in 2008. A few large financial institutions failed. Several large investment banking firms and commercial banks required U.S. Government support or were acquired by stronger financial institutions. Credit markets tightened quite severely. Concern became so great that both the equity and bond markets lost considerable market value, particularly in September and October.

The federal government's response to this ongoing crisis has been strong. It has restored some stability to the short-term credit markets and reduced panic, which could have made matters much worse if unchecked. Nevertheless, for too many years, some financial institutions and individuals have used credit excessively. As this misuse of credit is addressed, tighter lending policies and a drop in consumer spending may further depress economic activity.

The Fund's fixed-income exposure was beneficial for the overall performance of the portfolio for the reporting period (August 15 through December 31, 2008). The underlying fixed-income strategy took on a more defensive position by increasing its exposure to U.S. Treasury securities. While small-capitalization stocks modestly outperformed their large-cap counterparts, the portfolio's allocation to the two large-cap strategies benefited the Fund's performance, as a dedicated exposure to dividend-paying stocks was helpful. While international equities underperformed domestic stocks, the underlying international strategy experienced a successful geographic allocation, which provided additional value to the portfolio's results during this time frame.

What is your outlook?
   The U.S. economy continues to face numerous difficulties. In 2009 we could see higher inflation, greater unemployment and a steeper decline in housing prices – all of which could further temper returns in the equity markets. On the other hand, the market might have already factored in these fears, considering the recent significant declines in many stock prices.

We will continue to monitor conditions closely in an effort to position the Fund to withstand the numerous challenges that we expect to face throughout 2009.

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equity Funds	64.6%
Fixed Income Funds	35.4%
Total Long-Term Investments	100.0%
Other Assets and Liabilities	(0.0)%
Net Assets	100.0%

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the MSCI World Ex-U.S. Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class I	(22.50)%
S&P 500 Index*	(28.90	)%+
Barclays Capital U.S. Aggregate Bond Index	3.17	%+
MSCI World Ex-U.S. Index	(33.05	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and the MSCI World Ex-U.S. Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML American Funds Growth Fund – Portfolio Manager Report

What is the investment objective of MML American Funds® Growth Fund – and who is the Fund's investment adviser?
   The Fund seeks to provide investors with long-term capital growth, through the use of a "master feeder" relationship. The Fund invests all of its assets in the Class 1 shares of the Growth Fund (the "Master Growth Fund"), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company ("Capital Research") with the same investment objective. The Master Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. Capital Research seeks to invest in attractively priced securities that, in its opinion, represent above-average, long-term investment opportunities. The Master Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and Canada. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform since its inception on August 15, 2008?
   The Fund returned -36.40% – underperforming the -28.90%* return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. In addition, the Fund underperformed the -31.73%* return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

* For the reporting period from September 1-December 31, 2008.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   During the reporting period from August 15 through December 31, 2008, losses continued to mount for many large financial companies. The situation became dire for a handful of Wall Street's biggest names, some of which failed, were acquired or accepted U.S. Government intervention. The culprit was the ongoing impact of the subprime credit crisis and the housing downturn. The economy continued to slow throughout the period, while inflation concerns eased and unemployment rates rose.

The overall exposure in the portfolio is broad, but exposure to international markets, which suffered in response to the U.S collapse, and to smaller companies were not beneficial to the Fund's performance. Energy exploration and production, materials and metals, while beneficial in the recent past, placed a sizable drag on performance in the later part of the year. Adding to this underperformance were portfolio holdings in the financials, telecommunications and consumer discretionary sectors.

What is your outlook?
   As 2009 began, we continued to see an environment where risk and credit were being repriced and financial markets remained in significant turmoil. It is not clear at this time when the housing industry will recover, but some sign of improvement would likely cheer the stock market when it eventually happens.

We will continue to monitor conditions closely in an effort to position the Fund to withstand the numerous challenges that we expect to face throughout 2009.

MML American Funds Growth Fund – Portfolio Manager Report (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equity Funds	99.5%
Total Long-Term Investments	99.5%
Other Assets and Liabilities	0.5%
Net Assets	100.0%

MML American Funds Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index and the Russell 1000 Growth Index.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class I	(36.40)%
S&P 500 Index*	(28.90	)%+
Russell 1000 Growth Index	(31.73	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML American Funds International Fund – Portfolio Manager Report

What is the investment objective of MML American Funds® International Fund – and who is the Fund's investment adviser?
   The Fund seeks long-term capital growth of assets, through the use of a "master feeder" relationship. The Fund invests all of its assets in the Class 1 shares of the International Fund (the "Master International Fund"), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company ("Capital Research") with the same investment objective. The Master International Fund invests primarily in common stocks of companies located outside the United States, including emerging and developing markets. Capital Research seeks to invest in attractively priced securities that, in its opinion, represent above-average, long-term investment opportunities. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform since its inception on August 15, 2008?
   The Fund returned -30.80% – outperforming the -31.53%* return of the Morgan Stanley Capital International ("MSCI®") Europe, Australasia, Far East (EAFE®) Index (the "benchmark"), a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. Similarly, the Fund outpaced the -34.01%* return of the MSCI All Country World Index ("ACWI") Ex-U.S. a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index consists of 47 developed and emerging market country indexes.

* For the reporting period from September 1-December 31, 2008.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2008, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund's performance?
   For the reporting period from August 15 through December 31, 2008, the Fund's European holdings held up well – despite volatility in western European markets (brought on by the decline in U.S. markets). During this time frame, from a geographical perspective, the portfolio's greatest exposure was to France and Germany. Asian markets and South American holdings also contributed to the Fund's returns during this period, although they occupied a much smaller portion of the portfolio.

Conversely, the Fund's performance during the reporting period was hindered most by portfolio holdings in Japan. Expectations of continued economic growth in that country failed to materialize as declines in the U.S. stock market shook investor confidence. Furthermore, despite favorable currency exchange rates, Japanese stocks suffered, particularly those in the financials sector. Finally, hampering the Fund's progress during the period were portfolio holdings in Austria, Ireland and the United Kingdom.

What is your outlook?
   The global economy is in the midst of a period of uncertainty, particularly in the United States and a number of other countries in the developed world. Not only did various economic indicators suggest a slowdown in the U.S. as 2008 progressed, but in December, the U.S. was officially declared to be in the midst of a recession. While the Fund's strategy is not invested in U.S. stocks, the issue for the Fund's holdings is to what extent the U.S. problems will impact other nations, given how intertwined international economies have become.

We remain confident in our ability to find companies that have the potential to do well over time – and we continue to see encouraging signs for companies and economies around the world.

MML American Funds International Fund – Portfolio Manager Report (Continued)

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/08 (Unaudited)
Equity Funds	99.5%
Total Long-Term Investments	99.5%
Other Assets and Liabilities	0.5%
Net Assets	100.0%

MML American Funds International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI EAFE Index and the MSCI ACWI Ex-U.S.

TOTAL RETURN

	Since Inception 8/15/08 - 12/31/08
Service Class I	(30.80)%
MSCI EAFE Index*	(31.53	)%+
MSCI ACWI Ex-U.S.	(34.01	)%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index and the MSCI ACWI Ex-U.S. are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Asset Allocation Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 64.5%
COMMON STOCK — 64.3%
Advertising — 0.7%
Omnicom Group, Inc.	37,800	$1,017,576
Aerospace & Defense — 0.7%
United Technologies Corp.	18,900	1,013,040
Agriculture — 2.0%
Altria Group, Inc.	50,700	763,542
Philip Morris International, Inc.	46,200	2,010,162
		2,773,704
Airlines — 0.3%
Southwest Airlines Co.	44,300	381,866
Auto Manufacturers — 0.3%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	21,000	448,140
Automotive & Parts — 0.2%
Johnson Controls, Inc.	11,400	207,024
Banks — 1.5%
Bank of America Corp.	8,500	119,680
SunTrust Banks, Inc.	2,200	64,988
Wells Fargo & Co.	66,100	1,948,628
		2,133,296
Beverages — 2.0%
The Coca-Cola Co.	9,500	430,065
PepsiCo, Inc.	42,500	2,327,725
		2,757,790
Biotechnology — 3.1%
Celgene Corp.(a)	39,400	2,178,032
Genentech, Inc.(a)	24,800	2,056,168
		4,234,200
Chemicals — 0.9%
Celanese Corp. Class A	6,300	78,309
Ecolab, Inc.	4,600	161,690
Monsanto Co.	8,300	583,905
Potash Corp. of Saskatchewan	5,700	417,354
		1,241,258
Commercial Services — 1.5%
Apollo Group, Inc. Class A(a)	9,100	697,242
Iron Mountain, Inc.(a)	8,800	217,624
Monster Worldwide, Inc.(a)	23,700	286,533
Paychex, Inc.	34,000	893,520
		2,094,919

	Number of Shares	Value
Computers — 1.8%
Apple, Inc.(a)	8,500	$725,475
Brocade Communications Systems, Inc.(a)	150,900	422,520
Cognizant Technology Solutions Corp. Class A(a)	13,200	238,392
Dell, Inc.(a)	23,000	235,520
Hewlett-Packard Co.	8,700	315,723
International Business Machines Corp.	3,800	319,808
NetApp, Inc.(a)	18,700	261,239
		2,518,677
Diversified Financial — 3.4%
The Goldman Sachs Group, Inc.	24,200	2,042,238
JP Morgan Chase & Co.	78,600	2,478,258
T. Rowe Price Group, Inc.	4,200	148,848
		4,669,344
Electric — 0.4%
Allegheny Energy, Inc.	7,300	247,178
CMS Energy Corp.	16,300	164,793
Edison International	5,700	183,084
		595,055
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	10,400	380,744
Electronics — 0.7%
Agilent Technologies, Inc.(a)	21,400	334,482
Flextronics International Ltd.(a)	51,700	132,352
Jabil Circuit, Inc.	66,900	451,575
		918,409
Energy – Alternate Sources — 0.4%
First Solar, Inc.(a)	3,600	496,656
Engineering & Construction — 1.1%
Fluor Corp.	30,100	1,350,587
Jacobs Engineering Group, Inc.(a)	3,000	144,300
		1,494,887
Foods — 2.9%
Kraft Foods, Inc. Class A	80,544	2,162,606
Sara Lee Corp.	148,700	1,455,773
Unilever NV NY Shares	17,700	434,535
		4,052,914

	Number of Shares	Value
Health Care – Products — 2.0%
Baxter International, Inc.	41,000	$2,197,190
Medtronic, Inc.	15,800	496,436
		2,693,626
Health Care – Services — 1.6%
Aetna, Inc.	800	22,800
DaVita, Inc.(a)	28,900	1,432,573
UnitedHealth Group, Inc.	27,000	718,200
		2,173,573
Household Products — 0.1%
Kimberly-Clark Corp.	2,400	126,576
Insurance — 1.9%
ACE Ltd.	5,800	306,936
AFLAC, Inc.	12,200	559,248
Berkshire Hathaway, Inc. Class A(a)	7	676,200
Mercury General Corp.	5,200	239,148
The Progressive Corp.	49,100	727,171
RenaissanceRe Holdings Ltd.	3,100	159,836
		2,668,539
Internet — 2.4%
eBay, Inc.(a)	14,500	202,420
Google, Inc. Class A(a)	8,300	2,553,495
Yahoo!, Inc.(a)	42,800	522,160
		3,278,075
Iron & Steel — 1.0%
Allegheny Technologies, Inc.	22,900	584,637
Cliffs Natural Resources, Inc.	9,000	230,490
Nucor Corp.	12,200	563,640
		1,378,767
Leisure Time — 0.3%
Carnival Corp.	19,600	476,672
Lodging — 0.3%
Las Vegas Sands Corp.(a)	37,900	224,747
Wynn Resorts Ltd.(a)	5,800	245,108
		469,855
Manufacturing — 2.7%
Danaher Corp.	4,100	232,101
General Electric Co.	162,400	2,630,880
Illinois Tool Works, Inc.	26,000	911,300
		3,774,281

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 2.3%
CBS Corp. Class B	54,800	$448,812
Comcast Corp. Class A	16,650	281,052
Gannett Co., Inc.	22,800	182,400
Time Warner Cable, Inc. Class A(a)	26,900	577,005
Time Warner, Inc.	25,700	258,542
Viacom, Inc. Class B(a)	16,800	320,208
The Walt Disney Co.	51,600	1,170,804
		3,238,823
Mining — 1.5%
Barrick Gold Corp.	42,100	1,548,017
Vulcan Materials Co.	7,400	514,892
		2,062,909
Oil & Gas — 3.4%
Anadarko Petroleum Corp.	8,400	323,820
Chevron Corp.	12,900	954,213
ConocoPhillips	9,300	481,740
EOG Resources, Inc.	2,600	173,108
Exxon Mobil Corp.	11,700	934,011
Marathon Oil Corp.	40,400	1,105,344
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	9,800	518,812
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	4,600	236,578
		4,727,626
Oil & Gas Services — 0.9%
Baker Hughes, Inc.	4,400	141,108
Schlumberger Ltd.	25,000	1,058,250
		1,199,358
Pharmaceuticals — 4.6%
Abbott Laboratories	30,200	1,611,774
Allergan, Inc.	32,100	1,294,272
AstraZeneca PLC Sponsored ADR (United Kingdom)	13,100	537,493
BioMarin Pharmaceuticals, Inc.(a)	9,700	172,660
Cardinal Health, Inc.	26,400	910,008
Forest Laboratories, Inc.(a)	15,800	402,426
Gilead Sciences, Inc.(a)	6,700	342,638
Pfizer, Inc.	11,000	194,810
Sanofi-Aventis ADR (France)	9,100	292,656
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	12,600	536,382
		6,295,119

	Number of Shares	Value
Pipelines — 0.3%
Kinder Morgan Management LLC(a)	4,903	$196,022
The Williams Cos., Inc.	10,200	147,696
		343,718
Real Estate Investment Trusts (REITS) — 0.1%
Douglas Emmett, Inc.	12,000	156,720
Retail — 4.0%
Best Buy Co., Inc.	10,400	292,344
Coach, Inc.(a)	7,400	153,698
Costco Wholesale Corp.	6,000	315,000
Hanesbrands, Inc.(a)	22,450	286,237
The Home Depot, Inc.	24,600	566,292
Lowe's Cos., Inc.	25,700	553,064
Nordstrom, Inc.	26,200	348,722
Target Corp.	62,700	2,165,031
Urban Outfitters, Inc.(a)	15,300	229,194
Wal-Mart Stores, Inc.	12,000	672,720
		5,582,302
Savings & Loans — 1.2%
Astoria Financial Corp.	15,000	247,200
Hudson City Bancorp, Inc.	85,900	1,370,964
		1,618,164
Semiconductors — 0.7%
Intel Corp.	15,400	225,764
KLA-Tencor Corp.	22,900	498,991
Lam Research Corp.(a)	5,000	106,400
Microchip Technology, Inc.	8,000	156,240
		987,395
Software — 1.4%
Adobe Systems, Inc.(a)	18,300	389,607
Cerner Corp.(a)	15,300	588,285
Microsoft Corp.	43,600	847,584
Oracle Corp.(a)	9,100	161,343
		1,986,819
Telecommunications — 4.3%
American Tower Corp. Class A(a)	33,700	988,084
AT&T, Inc.	54,300	1,547,550
Ciena Corp.(a)	8,700	58,290
Cisco Systems, Inc.(a)	100,300	1,634,890
Polycom, Inc.(a)	23,900	322,889
Qualcomm, Inc.	32,800	1,175,224
TW Telecom, Inc.(a)	21,500	182,105
		5,909,032
Toys, Games & Hobbies — 0.4%
Nintendo Co. Ltd. Sponsored ADR (Japan)	10,600	506,150

	Number of Shares	Value
Transportation — 2.4%
FedEx Corp.	5,500	$352,825
Union Pacific Corp.	6,300	301,140
United Parcel Service, Inc. Class B	47,900	2,642,164
		3,296,129
Water — 0.3%
American Water Works Co., Inc.	19,900	415,512
TOTAL COMMON STOCK (Cost $118,399,907)		88,795,239
PREFERRED STOCK — 0.2%
Pharmaceuticals — 0.2%
Schering Plough Corp.	1,500	261,158
TOTAL PREFERRED STOCK (Cost $375,000)		261,158
TOTAL EQUITIES (Cost $118,774,907)		89,056,397
	Principal Amount
BONDS & NOTES — 35.1%
CORPORATE DEBT — 9.5%
Aerospace & Defense — 0.1%
Lockheed Martin Corp. 7.650% 5/01/16	$60,000	69,153
Northrop Grumman Systems Corp. 7.125% 2/15/11	60,000	62,386
Raytheon Co. 6.400% 12/15/18	60,000	64,951
		196,490
Agriculture — 0.3%
Altria Group, Inc. 8.500% 11/10/13	110,000	113,932
Altria Group, Inc. 9.700% 11/10/18	120,000	129,700
Altria Group, Inc. 9.950% 11/10/38	20,000	21,776
Philip Morris International, Inc. 6.875% 3/17/14	120,000	126,106
		391,514
Auto Manufacturers — 0.0%
Daimler Finance NA LLC 7.300% 1/15/12	70,000	60,507

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banks — 2.0%
Banco Mercantil del Norte SA VRN (Acquired 12/13/06, Cost $49,100)(b) (c) 6.862% 10/13/21	$30,000	$18,000
Bank of America Corp. VRN 8.000% 1/30/18	130,000	93,507
Bank of America NA 5.300% 3/15/17	585,000	555,473
Barclays Bank PLC 5.450% 9/12/12	100,000	101,271
Capital One Financial Corp. 6.250% 11/15/13	230,000	197,156
CoBank ACB FRN (Acquired 6/06/07, Cost $250,000)(b) (c) 2.596% 6/15/22	295,000	207,298
Depfa ACS Bank (Acquired 1/28/08, Cost $138,232)(b) (c) 5.125% 3/16/37	135,000	97,757
HBOS PLC(b) 6.750% 5/21/18	100,000	88,010
HSBK Europe BV(b) 7.750% 5/13/13	100,000	71,000
JP Morgan Chase Bank NA 6.000% 10/01/17	250,000	252,170
Kazkommerts International BV Reg S(b) (d) 8.000% 11/03/15	100,000	46,000
Northern Trust Corp. 5.500% 8/15/13	90,000	92,409
Royal Bank of Scotland Group PLC VRN (Acquired 9/27/07- 10/05/07, Cost $204,963)(b) (c) 6.990% 10/05/17	100,000	46,754
Unicredit Luxembourg Finance VRN(b) 5.584% 1/13/17	200,000	174,885
US AgBank FCB VRN (Acquired 5/10/07, Cost $346,511)(b) (c) 6.110% 12/31/49	345,000	221,390
Wachovia Corp. 5.750% 2/01/18	250,000	250,497
Wells Fargo & Co. 5.625% 12/11/17	150,000	156,491

	Principal Amount	Value
Zions Bancorporation 5.500% 11/16/15	$75,000	$53,041
		2,723,109
Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.500% 1/15/18	250,000	227,239
Diageo Capital PLC 5.750% 10/23/17	110,000	106,436
PepsiCo, Inc. 7.900% 11/01/18	70,000	85,796
		419,471
Biotechnology — 0.0%
Biogen Idec, Inc. 6.000% 3/01/13	35,000	34,618
Commercial Services — 0.1%
US Investigations Services, Inc.(b) 10.500% 11/01/15	100,000	73,000
Computers — 0.1%
Hewlett-Packard Co. 5.500% 3/01/18	75,000	75,692
Cosmetics & Personal Care — 0.1%
Procter & Gamble Co. 4.600% 1/15/14	70,000	73,353
Diversified Financial — 1.2%
American Express Co. 8.150% 3/19/38	50,000	57,337
The Bear Stearns Cos., Inc. 7.250% 2/01/18	130,000	142,461
Caterpillar Financial Services Corp. Series S 4.850% 12/07/12	35,000	33,208
CIT Group, Inc. 7.625% 11/30/12	50,000	42,208
Citigroup Capital XXI VRN 8.300% 12/21/37	50,000	38,562
Citigroup, Inc. 6.125% 11/21/17	50,000	50,527
Citigroup, Inc. 6.125% 5/15/18	290,000	293,225
Countrywide Home Loans, Inc. 4.125% 9/15/09	20,000	19,766
Ford Motor Credit Co. LLC 8.625% 11/01/10	150,000	113,554
General Electric Capital Corp. 5.875% 1/14/38	210,000	205,561
The Goldman Sachs Group, Inc. 6.150% 4/01/18	305,000	293,093

	Principal Amount	Value
International Lease Finance Corp. 6.375% 3/25/13	$100,000	$67,930
JP Morgan Chase Capital XXV Series Y 6.800% 10/01/37	145,000	133,601
National Rural Utilities Cooperative Finance Corp. 5.450% 2/01/18	100,000	86,673
National Rural Utilities Cooperative Finance Corp. 5.500% 7/01/13	50,000	48,463
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	40,000	46,816
		1,672,985
Electric — 1.0%
Abu Dhabi National Energy Co.(b) 5.875% 10/27/16	100,000	81,700
Abu Dhabi National Energy Co.(b) 6.600% 8/01/13	125,000	115,276
Alabama Power Co. 5.800% 11/15/13	90,000	93,667
Appalachian Power Co. 5.550% 4/01/11	75,000	74,300
The Cleveland Electric Illuminating Co. 8.875% 11/15/18	110,000	119,590
Consumers Energy Co. 5.650% 9/15/18	35,000	33,610
Consumers Energy Co. 6.125% 3/15/19	35,000	34,670
Consumers Energy Co. Series M 5.500% 8/15/16	65,000	62,459
Energy East Corp. 6.750% 7/15/36	125,000	102,572
EON International Finance BV(b) 5.800% 4/30/18	70,000	65,448
Florida Power Corp. 5.650% 6/15/18	130,000	134,807
Jersey Central Power & Light Co. 6.150% 6/01/37	45,000	36,186
National Grid PLC 6.300% 8/01/16	20,000	17,427
Ohio Edison Co. 6.400% 7/15/16	25,000	22,444

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oncor Electric Delivery Co.(b) 6.800% 9/01/18	$60,000	$57,540
Pacific Gas & Electric Co. 4.200% 3/01/11	50,000	49,394
Pacific Gas & Electric Co. 8.250% 10/15/18	110,000	132,161
Public Service Co. of Colorado 5.800% 8/01/18	70,000	72,597
Public Service Electric & Gas Co. 5.300% 5/01/18	25,000	24,283
Texas Competitive Electric Holdings Co. LLC(b) 10.250% 11/01/15	100,000	71,000
Virginia Electric and Power Co. 5.950% 9/15/17	25,000	25,166
		1,426,297
Electronics — 0.1%
Koninklijke Philips Electronics NV 5.750% 3/11/18	75,000	69,101
Foods — 0.2%
Delhaize Group 6.500% 6/15/17	25,000	22,700
Kraft Foods, Inc. 6.125% 8/23/18	100,000	98,588
Kraft Foods, Inc. 6.875% 2/01/38	50,000	49,965
The Kroger Co. 6.150% 1/15/20	50,000	49,331
The Kroger Co. 7.500% 1/15/14	30,000	31,536
Smithfield Foods, Inc. 8.000% 10/15/09	100,000	95,000
		347,120
Health Care – Services — 0.1%
Tenet Healthcare Corp. 9.875% 7/01/14	150,000	120,750
WellPoint, Inc. 6.375% 6/15/37	20,000	17,635
		138,385
Holding Company – Diversified — 0.1%
Capmark Financial Group, Inc. 5.875% 5/10/12	175,000	59,673
Capmark Financial Group, Inc. 6.300% 5/10/17	75,000	20,630
		80,303

	Principal Amount	Value
Insurance — 0.5%
Assured Guaranty US Holdings, Inc. Series A VRN 6.400% 12/15/16	$30,000	$4,496
Berkshire Hathaway Finance Corp. 4.600% 5/15/13	120,000	119,998
CNA Financial Corp. 7.250% 11/15/23	75,000	46,822
Liberty Mutual Group, Inc.(b) 6.500% 3/15/35	205,000	117,552
Liberty Mutual Group, Inc.(b) 7.500% 8/15/36	195,000	118,738
Lincoln National Corp. 6.200% 12/15/11	160,000	140,252
Monumental Global Funding III FRN(b) 4.953% 1/15/14	170,000	138,213
Nationwide Financial Services 6.750% 5/15/67	75,000	33,625
		719,696
Machinery – Construction & Mining — 0.0%
Atlas Copco AB(b) 5.600% 5/22/17	50,000	46,970
Media — 0.7%
Charter Communications Operating LLC(b) 8.375% 4/30/14	100,000	76,500
Comcast Cable Communications LLC 7.125% 6/15/13	120,000	117,890
Comcast Corp. 6.950% 8/15/37	50,000	52,653
COX Communications, Inc. 7.750% 11/01/10	50,000	49,076
News America, Inc. 6.400% 12/15/35	90,000	83,183
News America, Inc. 6.650% 11/15/37	50,000	49,488
Nielsen Finance LLC/Nielsen Finance Co. 10.000% 8/01/14	200,000	160,000
Thomson Reuters Corp. 5.950% 7/15/13	50,000	46,551
Time Warner Cable, Inc. 6.750% 7/01/18	45,000	43,326
Time Warner Cable, Inc. 8.750% 2/14/19	100,000	108,733
Time Warner, Inc. 5.875% 11/15/16	70,000	62,754

	Principal Amount	Value
Time Warner, Inc. 6.500% 11/15/36	$25,000	$22,665
Time Warner, Inc. 7.625% 4/15/31	60,000	58,969
Univision Communications, Inc.(b) 9.750% 3/15/15	155,000	19,375
		951,163
Mining — 0.0%
Freeport-McMoRan Copper & Gold, Inc. 6.875% 2/01/14	35,000	31,500
Pharmaceuticals — 0.3%
Abbott Laboratories 5.600% 11/30/17	30,000	32,465
AstraZeneca PLC 5.400% 9/15/12	50,000	52,804
Cardinal Health, Inc. 5.800% 10/15/16	100,000	90,468
GlaxoSmithKline Capital, Inc. 4.850% 5/15/13	75,000	75,229
Hospira, Inc. 5.550% 3/30/12	40,000	37,899
Schering-Plough Corp. 5.550% 12/01/13	60,000	60,439
		349,304
Pipelines — 0.7%
Enbridge Energy Partners LP 6.500% 4/15/18	25,000	20,573
Enterprise Products Operating LP 5.600% 10/15/14	100,000	84,844
Enterprise Products Operating LP 6.875% 3/01/33	100,000	76,656
Gulfstream Natural Gas System LLC (Acquired 6/01/06, Cost $243,573)(b) (c) 6.190% 11/01/25	250,000	186,407
Kinder Morgan Energy Partners LP 5.125% 11/15/14	65,000	56,628
Kinder Morgan Energy Partners LP 6.000% 2/01/17	145,000	125,885
Kinder Morgan Energy Partners LP 6.500% 2/01/37	60,000	45,811

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rockies Express Pipeline LLC(b) 6.850% 7/15/18	$70,000	$64,614
Southern Natural Gas Co.(b) 5.900% 4/01/17	160,000	126,793
Trans-Canada Pipelines Ltd. 6.200% 10/15/37	75,000	65,148
Trans-Canada Pipelines Ltd. 6.500% 8/15/18	40,000	39,242
Williams Cos., Inc. 7.875% 9/01/21	45,000	34,425
Williams Cos., Inc. 8.125% 3/15/12	80,000	73,700
Williams Cos., Inc. 8.750% 3/15/32	45,000	33,525
		1,034,251
Real Estate — 0.0%
WEA Finance LLC/WCI Finance LLC(b) 5.700% 10/01/16	50,000	33,398
Real Estate Investment Trusts (REITS) — 0.3%
Brandywine Operating Partnership LP 5.400% 11/01/14	155,000	96,001
Brandywine Operating Partnership LP 6.000% 4/01/16	10,000	5,455
Developers Diversified Realty Corp. 5.000% 5/03/10	150,000	108,680
Developers Diversified Realty Corp. 5.500% 5/01/15	20,000	8,401
Hospitality Properties Trust 6.700% 1/15/18	75,000	34,885
Kimco Realty Corp. 4.820% 6/01/14	50,000	35,590
Prologis 5.625% 11/15/15	45,000	22,395
Prologis 6.625% 5/15/18	65,000	31,091
Simon Property Group LP 5.300% 5/30/13	50,000	37,380
Simon Property Group LP 6.125% 5/30/18	105,000	70,949
		450,827
Retail — 0.3%
CVS Pass-Through Trust(b) 5.298% 1/11/27	20,055	15,577
CVS Pass-Through Trust(b) 5.789% 1/10/26	8,684	7,977

	Principal Amount	Value
Home Depot, Inc. FRN 2.046% 12/16/09	$170,000	$160,604
Macy's Retail Holdings, Inc. 6.375% 3/15/37	25,000	14,078
New Albertsons, Inc. 7.250% 5/01/13	275,000	232,375
Walgreen Co. 4.875% 8/01/13	25,000	25,747
		456,358
Savings & Loans — 0.1%
SMFG Preferred Capital USD 1 Ltd. VRN (Acquired 4/25/07, Cost $241,142)(b) (c) 6.078% 1/29/49	120,000	80,956
Semiconductors — 0.0%
KLA-Tencor Corp. 6.900% 5/01/18	60,000	45,380
Telecommunications — 0.6%
AT&T, Inc. 5.500% 2/01/18	50,000	50,531
AT&T, Inc. 5.625% 6/15/16	50,000	50,224
AT&T, Inc. 6.300% 1/15/38	60,000	63,427
AT&T, Inc. 6.700% 11/15/13	170,000	180,085
Cellco Partnership(b) 8.500% 11/15/18	110,000	128,884
Telecom Italia Capital SA 5.250% 10/01/15	50,000	38,063
Telecom Italia Capital SA 6.999% 6/04/18	50,000	40,562
Telecom Italia Capital SA 7.721% 6/04/38	25,000	20,531
Telecom Italia Capital SA, Series B 5.250% 11/15/13	100,000	76,250
Verizon Communications, Inc. 8.950% 3/01/39	55,000	71,043
Vodafone Group PLC 6.150% 2/27/37	80,000	79,075
		798,675
Transportation — 0.2%
BNSF Funding Trust I VRN 6.613% 1/15/26	15,000	9,450
Burlington Northern Santa Fe Corp. 6.150% 5/01/37	60,000	55,262

	Principal Amount	Value
Norfolk Southern Corp. 5.750% 4/01/18	$50,000	$48,652
Norfolk Southern Corp. 7.050% 5/01/37	30,000	31,372
Union Pacific Corp. 5.700% 8/15/18	105,000	101,087
Union Pacific Corp. 5.750% 11/15/17	15,000	14,223
		260,046
Water — 0.1%
Veolia Environnement 5.250% 6/03/13	50,000	46,369
Veolia Environnement 6.000% 6/01/18	70,000	62,033
		108,402
TOTAL CORPORATE DEBT (Cost $14,833,217)		13,148,871
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.5%
Airlines — 0.1%
Delta Air Lines, Inc., Series 2002-1, Class G2 6.417% 7/02/12	125,000	85,000
Automobile ABS — 0.7%
AmeriCredit Automobile Receivables Trust, Series 2007-DF, Class A4A 5.560% 6/06/14	50,000	33,094
Carmax Auto Owner Trust, Series 2007-2, Class A3 5.230% 12/15/11	44,947	42,734
CPS Auto Trust, Series 2006-C, Class A4 (Acquired 9/22/06, Cost $349,899)(b) (c) 5.140% 6/17/13	349,999	315,765
Drive Auto Receivables Trust, Series 2006-2, Class A3 STEP (Acquired 10/18/06, Cost $174,998)(b) (c) 5.330% 4/15/14	175,000	150,418
Prestige Auto Receivables Trust, Series 2005-1A, Class A2 (Acquired 5/23/06, Cost $982,461)(b) (c) 4.370% 6/15/12	337,185	312,317

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rental Car Finance Corp., Series 2005-1A, Class A2 (Acquired 5/22/06, Cost $421,670)(b) (c) 4.590% 6/25/11	$250,000	$202,656
		1,056,984
Commercial MBS — 0.6%
Crown Castle Towers LLC, Series 2006-1A, Class E (Acquired 11/15/06, Cost $290,000)(b) (c) 6.065% 11/15/36	290,000	172,086
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A3 4.499% 11/15/37	180,000	147,336
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E VRN (Acquired 10/03/07, Cost $213,021)(b) (c) 5.015% 1/15/37	225,000	93,711
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A2 6.465% 4/15/34	239,929	231,447
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4 VRN 5.875% 4/15/45	50,000	39,384
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A2 VRN 5.202% 1/12/44	118,623	110,944
Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class H VRN 7.445% 11/13/11	175,000	130,040
		924,948
Credit Card ABS — 0.8%
Advanta Business Card Master Trust, Series 2005-A2, Class A2 FRN 0.638% 5/20/13	500,000	400,000

	Principal Amount	Value
MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1 6.800% 7/15/14	$1,000,000	$562,344
Washington Mutual Master Note Trust, Series 2006-A2A, Class A FRN (Acquired 9/13/07, Cost $96,828)(b) (c) 1.245% 6/15/15	100,000	56,359
Washington Mutual Master Note Trust, Series 2007-A4A, Class A4 (Acquired 10/30/07, Cost $99,980)(b) (c) 5.200% 10/15/14	100,000	73,219
		1,091,922
Home Equity ABS — 0.1%
GMAC Mortgage Corp. Loan Trust, Series 2007-HE2, Class A3 VRN 6.193% 12/25/37	175,000	42,297
GSAA Trust, Series 2006-7, Class AF5A STEP 6.205% 3/25/46	50,000	46,789
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A1F VRN 8.470% 4/25/37	9,668	9,286
		98,372
Student Loans ABS — 0.0%
New Century Home Equity Loan Trust, Series 2006-2, Class A2B FRN 0.631% 8/25/36	50,000	25,084
WL Collateral CMO — 2.2%
American Home Mortgage Assets, Series 2007-3, Class 22A1 STEP 6.250% 6/25/37	91,965	40,960
Bear Stearns Asset Backed Securities Trust, Series 2005-AC3, Class 2A1 5.250% 6/25/20	95,745	81,976
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1A9 5.750% 3/25/37	217,887	113,267

	Principal Amount	Value
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1 VRN 5.854% 6/25/47	$149,306	$69,181
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-HYB5, Class 3A1B VRN 5.912% 9/20/36	34,337	16,540
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1 5.000% 8/25/20	37,589	24,439
Indymac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2A1 6.500% 9/25/37	235,460	105,801
Indymac Index Mortgage Loan Trust, Series 2006-AR5, Class 2A1 VRN 5.762% 5/25/36	82,222	40,414
Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 2A1 VRN 5.940% 2/25/36	718,984	389,166
JP Morgan Alternative Loan Trust, Series 2006-S3, Class A6 STEP 6.120% 8/25/36	375,000	234,724
Lehman Mortgage Trust, Series 2007-7, Class 6A4 7.000% 8/25/37	199	105
Lehman Mortgage Trust, Series 2007-8, Class 3A1 7.250% 9/25/37	266,615	118,800
MASTR Alternative Loans Trust, Series 2004-5, Class 5A1 4.750% 6/25/19	232,934	209,286
Residential Accredit Loans, Inc., Series 2007-QS9, Class A33 6.500% 7/25/37	65,139	31,689
Residential Asset Securitization Trust, Series 2004-A6, Class A1 5.000% 8/25/19	495,198	445,756

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2003-16, Class 2A1 4.500% 12/25/18	$56,918	$51,613
Wells Fargo Mortgage Backed Securities Trust, Series 2006-1, Class A3 5.000% 3/25/21	757,058	583,053
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1 FRN 5.665% 10/25/36	638,312	448,427
		3,005,197
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,114,874)		6,287,507
SOVEREIGN DEBT OBLIGATIONS — 0.6%
Bundesrepublik Deutschland EUR(e) 4.250% 7/04/14	70,000	106,169
Bundesrepublik Deutschland EUR(e) 4.750% 7/04/34	25,000	40,120
Canadian Government Bond CAD(e) 4.500% 6/01/15	10,000	9,242
Gabonese Republic(b) 8.200% 12/12/17	100,000	66,500
Japan Government JPY(e) 1.700% 9/20/17	10,000,000	117,078
Japan Government Ten Year Bond JPY(e) 1.500% 9/20/14	10,000,000	115,000
Mexico Government International Bond 6.625% 3/03/15	25,000	26,367
Mexico Government International Bond 10.375% 2/17/09	110,000	110,550
Netherlands Government Bond EUR(e) 3.250% 7/15/15	50,000	69,655
Queensland Treasury Corp. AUD(e) 6.000% 10/14/15	30,000	22,284
Republic of Brazil 8.000% 1/15/18	25,000	27,903
Republic of Colombia COP(e) 9.850% 6/28/27	37,000,000	16,367

	Principal Amount	Value
Republic of Turkey TRY(e) 16.000% 3/07/12	$49,975	$31,730
Sweden Government Bond SEK(e) 6.750% 5/05/14	40,000	6,250
United Kingdom Gilt GBP(e) 4.000% 9/07/16	20,000	30,852
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $805,077)		796,067
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 15.4%
Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp.
Series 3312, Class PA 5.500% 5/15/37	113,080	115,571
Series 3233, Class PA 6.000% 10/15/36	102,019	105,635
Federal National Mortgage Association
Series 2007-33, Class HE 5.500% 4/25/37	153,048	156,611
Series 2007-40, Class PT 5.500% 5/25/37	312,297	319,134
		696,951
Pass-Through Securities — 14.9%
Farmer Mac Guaranteed Notes Trust 2006-2(b) 5.500% 7/15/11	500,000	536,891
Federal Home Loan Bank of Chicago 5.625% 6/13/16	215,000	227,115
Federal Home Loan Banks 2.250% 10/02/09	845,000	854,892
Federal Home Loan Mortgage Corp.
Pool #A74199 5.000% 2/01/38	2,319,961	2,367,992
5.250% 7/18/11	125,000	136,158
Pool #G03865 5.500% 12/01/37	702,009	719,367
Pool #1Q0357 5.724% 11/01/37	107,422	109,892
Pool #1N0364 6.258% 2/01/37	115,332	118,200
Pool #G04553 6.500% 8/01/38	47,273	49,192
6.625% 9/15/09	1,500,000	1,562,796

	Principal Amount	Value
Federal National Mortgage Association
5.250% 8/01/12	$100,000	$102,786
Pool #891908 5.500% 6/01/21	601,695	621,085
Pool #888352 5.500% 5/01/37	1,426,501	1,465,006
Pool #891436 6.000% 3/01/36	2,675,821	2,759,963
Pool #888408 6.000% 3/01/37	87,566	87,867
Pool #915678 6.000% 3/01/37	3,047,898	3,143,741
6.077% 2/17/09	135,000	134,831
6.250% 2/01/11	85,000	89,687
6.250% 5/15/29	125,000	170,109
Pool #897206 6.500% 8/01/36	46,679	48,573
Pool #944066 6.500% 7/01/37	518,167	529,806
Pool #256860 6.500% 8/01/37	42,908	43,871
Pool #888373 7.000% 3/01/37	371,129	376,696
Pool #955210 7.000% 12/01/37	125,529	129,148
Pool #256975 7.000% 10/01/47	95,111	97,496
Federal National Mortgage Association TBA
Pool #3534 4.500% 6/01/34(f)	435,000	440,846
Pool #54347 6.000% 1/01/36(f)	3,460,000	3,561,637
		20,485,643
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $20,671,761)		21,182,594
U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds & Notes — 5.1%
U.S. Treasury Bond 4.375% 2/15/38	135,000	180,953
U.S. Treasury Bond 5.500% 8/15/28	335,000	453,087
U.S. Treasury Bond 6.250% 8/15/23	850,000	1,160,250
U.S. Treasury Bond 7.250% 5/15/16	290,000	388,419
U.S. Treasury Inflation Index 1.875% 7/15/13	383,360	360,927

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index 1.875% 7/15/15	$139,225	$131,513
U.S. Treasury Note 1.125% 12/15/11	810,000	813,607
U.S. Treasury Note 2.750% 10/31/13	1,535,000	1,631,897
U.S. Treasury Note 3.500% 12/15/09	130,000	133,880
U.S. Treasury Note 3.500% 2/15/18	945,000	1,046,403
U.S. Treasury Note 3.625% 5/15/13	635,000	697,706
U.S. Treasury Note 3.875% 2/15/13	30,000	33,441
		7,032,083
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,697,337)		7,032,083
TOTAL BONDS & NOTES (Cost $52,122,266)		48,447,122
TOTAL LONG-TERM INVESTMENTS (Cost $170,897,173)		137,503,519
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(g)	4,544,298	4,544,298
TOTAL SHORT-TERM INVESTMENTS (Cost $4,544,298)		4,544,298
TOTAL INVESTMENTS — 102.9% (Cost $175,441,471)(h)		142,047,817
Other Assets/ (Liabilities) — (2.9%)		(3,965,387)
NET ASSETS — 100.0%		$138,082,430

Notes to Portfolio of Investments

Industry classifications are unaudited.

ABS - Asset Backed Security

ADR - American Depositary Receipt

AUD - Australian Dollar

CAD - Canadian Dollar

CMO - Collateralized Mortgage Obligation

COP - Colombian Peso

EUR - Euro

FRN - Floating Rate Note

GBP - British Pound

JPY - Japanese Yen

MBS - Mortgage Backed Security

SEK - Swedish Krona

STEP - Step Up Bond

TBA - To Be Announced

TRY - New Turkish Lira

VRN - Variable Rate Note

WL - Whole Loan

(a)  Non-income producing security.

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $4,576,934 or 3.31% of net assets.

(c)  Restricted security. (Note 2).

(d)  Reg. S - Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.

(e)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  Maturity value of $4,544,300. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 1/29/09, and an aggregate market value, including accrued interest, of $4,800,000.

(h)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 95.3%
COMMON STOCK — 95.3%
Aerospace & Defense — 0.9%
Boeing Co.	77,800	$3,319,726
Banks — 8.5%
Allied Irish Banks PLC	183,900	450,108
Bank of America Corp.	177,983	2,506,001
The Bank of New York Mellon Corp.	162,600	4,606,458
Capital One Financial Corp.	89,700	2,860,533
Fifth Third Bancorp	189,500	1,565,270
KeyCorp	172,100	1,466,292
Marshall & Ilsley Corp.	75,300	1,027,092
SunTrust Banks, Inc.	127,000	3,751,580
U.S. Bancorp	215,900	5,399,659
Wells Fargo & Co.	236,800	6,980,864
		30,613,857
Beverages — 0.5%
InBev NV	80,200	1,859,383
Biotechnology — 1.0%
Amgen, Inc.(a)	64,100	3,701,775
Building Materials — 0.8%
Masco Corp.	204,700	2,278,311
USG Corp.(a)	73,800	593,352
		2,871,663
Chemicals — 1.5%
Du Pont (E.I.) de Nemours & Co.	116,000	2,934,800
International Flavors & Fragrances, Inc.	85,200	2,532,144
		5,466,944
Coal — 0.3%
CONSOL Energy, Inc.	36,900	1,054,602
Commercial Services — 0.7%
H&R Block, Inc.	105,800	2,403,776
Computers — 1.3%
Computer Sciences Corp.(a)	74,200	2,607,388
Dell, Inc.(a)	206,100	2,110,464
		4,717,852
Cosmetics & Personal Care — 0.2%
Colgate-Palmolive Co.	8,400	575,736
The Estee Lauder Cos., Inc. Class A	6,200	191,952
		767,688

	Number of Shares	Value
Distribution & Wholesale — 0.6%
Genuine Parts Co.	58,400	$2,211,024
Diversified Financial — 7.4%
American Express Co.	158,800	2,945,740
Citigroup, Inc.	141,400	948,794
The Goldman Sachs Group, Inc.	36,100	3,046,479
Janus Capital Group, Inc.	70,600	566,918
JP Morgan Chase & Co.	368,400	11,615,652
Legg Mason, Inc.	25,400	556,514
Merrill Lynch & Co., Inc.	207,037	2,409,915
Merrill Lynch & Co., Inc.(b)	53,458	591,134
SLM Corp.(a)	247,700	2,204,530
UBS AG(a)	132,255	1,891,247
		26,776,923
Electric — 5.1%
Duke Energy Corp.	174,500	2,619,245
Entergy Corp.	30,100	2,502,213
FirstEnergy Corp.	29,800	1,447,684
NRG Energy, Inc.(a)	27,000	629,910
PG&E Corp.	62,700	2,427,117
Pinnacle West Capital Corp.	67,400	2,165,562
Progress Energy, Inc.	75,300	3,000,705
TECO Energy, Inc.	55,700	687,895
Xcel Energy, Inc.	157,800	2,927,190
		18,407,521
Electronics — 0.3%
Tyco Electronics Ltd.	70,500	1,142,805
Foods — 3.1%
The Hershey Co.	177,800	6,176,772
Kraft Foods, Inc. Class A	112,600	3,023,310
McCormick & Co., Inc.	50,300	1,602,558
Whole Foods Market, Inc.	33,200	313,408
		11,116,048
Forest Products & Paper — 1.5%
International Paper Co.	256,000	3,020,800
MeadWestvaco Corp.	112,200	1,255,518
Weyerhaeuser Co.	30,700	939,727
		5,216,045
Gas — 0.8%
NiSource, Inc.	245,300	2,690,941
Hand & Machine Tools — 0.4%
The Black & Decker Corp.	31,100	1,300,291

	Number of Shares	Value
Health Care – Products — 1.1%
Johnson & Johnson	63,500	$3,799,205
Health Care – Services — 0.5%
WellPoint, Inc.(a)	44,200	1,862,146
Home Builders — 0.1%
D.R. Horton, Inc.	68,900	487,123
Home Furnishing — 0.9%
Harman International Industries, Inc.	45,500	761,215
Whirlpool Corp.	62,400	2,580,240
		3,341,455
Household Products — 2.9%
Avery Dennison Corp.	88,900	2,909,697
Fortune Brands, Inc.	116,800	4,821,504
Kimberly-Clark Corp.	50,800	2,679,192
		10,410,393
Housewares — 0.5%
Newell Rubbermaid, Inc.	177,300	1,733,994
Insurance — 3.8%
Chubb Corp.	38,800	1,978,800
The Hartford Financial Services Group, Inc.	10,800	177,336
Lincoln National Corp.	114,300	2,153,412
Marsh & McLennan Cos., Inc.	221,700	5,380,659
The Progressive Corp.	111,400	1,649,834
The Travelers Cos., Inc.	52,200	2,359,440
		13,699,481
Internet — 1.1%
eBay, Inc.(a)	116,400	1,624,944
Yahoo!, Inc.(a)	177,800	2,169,160
		3,794,104
Iron & Steel — 1.2%
Nucor Corp.	93,900	4,338,180
Leisure Time — 0.4%
Harley-Davidson, Inc.	82,700	1,403,419
Lodging — 0.8%
Marriott International, Inc. Class A	81,000	1,575,450
MGM MIRAGE(a)	104,700	1,440,672
		3,016,122
Machinery – Diversified — 0.8%
Deere & Co.	78,800	3,019,616

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 7.3%
3M Co.	98,000	$5,638,920
Cooper Industries Ltd. Class A	63,800	1,864,874
Eaton Corp.	25,400	1,262,634
General Electric Co.	645,600	10,458,720
Honeywell International, Inc.	81,200	2,665,796
Illinois Tool Works, Inc.	120,700	4,230,535
		26,121,479
Media — 4.4%
Cablevision Systems Corp. Class A	110,900	1,867,556
CBS Corp. Class B	73,800	604,422
Gannett Co., Inc.	45,900	367,200
The McGraw-Hill Cos., Inc.	149,300	3,462,267
New York Times Co. Class A	177,800	1,303,274
Time Warner, Inc.	395,900	3,982,754
The Walt Disney Co.	158,800	3,603,172
WPP PLC	95,400	556,110
		15,746,755
Mining — 1.5%
Alcoa, Inc.	122,900	1,383,854
Vulcan Materials Co.	57,200	3,979,976
		5,363,830
Oil & Gas — 12.9%
Anadarko Petroleum Corp.	76,200	2,937,510
BP PLC Sponsored ADR (United Kingdom)	94,200	4,402,908
Chevron Corp.	152,200	11,258,234
Exxon Mobil Corp.	152,200	12,150,126
Murphy Oil Corp.	90,300	4,004,805
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	146,100	7,734,534
Sunoco, Inc.	86,700	3,767,982
		46,256,099
Oil & Gas Services — 0.8%
BJ Services Co.	59,900	699,033
Schlumberger Ltd.	49,700	2,103,801
		2,802,834
Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co.	150,100	3,489,825
Eli Lilly & Co.	101,600	4,091,432
Merck & Co., Inc.	152,400	4,632,960
Pfizer, Inc.	279,400	4,948,174
Wyeth	119,500	4,482,445
		21,644,836

	Number of Shares	Value
Pipelines — 0.4%
Spectra Energy Corp.	93,550	$1,472,477
Retail — 3.4%
Bed Bath & Beyond, Inc.(a)	155,500	3,952,810
The Home Depot, Inc.	247,700	5,702,054
Macy's, Inc.	86,100	891,135
Tiffany & Co.	69,700	1,647,011
		12,193,010
Semiconductors — 1.5%
Analog Devices, Inc.	132,200	2,514,444
Applied Materials, Inc.	104,500	1,058,585
Intel Corp.	125,300	1,836,898
		5,409,927
Software — 1.2%
Microsoft Corp.	226,700	4,407,048
Telecommunications — 5.2%
Alcatel-Lucent Sponsored ADR (France)(a)	171,600	368,940
AT&T, Inc.	309,100	8,809,350
Cisco Systems, Inc.(a)	66,900	1,090,470
Qwest Communications International, Inc.	623,600	2,269,904
Sprint Nextel Corp.(a)	291,900	534,177
Verizon Communications, Inc.	132,700	4,498,530
Vodafone Group PLC	644,200	1,296,848
		18,868,219
Toys, Games & Hobbies — 0.7%
Mattel, Inc.	162,200	2,595,200
Transportation — 1.0%
United Parcel Service, Inc. Class B	65,300	3,601,948
TOTAL COMMON STOCK (Cost $479,104,015)		343,027,764
PREFERRED STOCK — 0.0%
Diversified Financial — 0.0%
Federal National Mortgage Association	56,500	59,325
TOTAL PREFERRED STOCK (Cost $2,456,077)		59,325
TOTAL EQUITIES (Cost $481,560,092)		343,087,089

	Number of Shares	Value
MUTUAL FUNDS — 2.9%
Diversified Financial — 2.9%
T. Rowe Price Resource Investment Fund	10,281,674	$10,281,674
TOTAL MUTUAL FUNDS (Cost $10,281,674)		10,281,674
	Principal Amount
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
Auto Manufacturers — 0.1%
Ford Motor Co. 4.250% 12/15/36	$1,826,000	470,195
TOTAL CORPORATE DEBT (Cost $833,200)		470,195
TOTAL BONDS & NOTES (Cost $833,200)		470,195
TOTAL LONG-TERM INVESTMENTS (Cost $492,674,966)		353,838,958
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(c)	5,858,259	5,858,259
TOTAL SHORT-TERM INVESTMENTS (Cost $5,858,259)		5,858,259
TOTAL INVESTMENTS — 99.9% (Cost $498,533,225)(d)		359,697,217
Other Assets/ (Liabilities) — 0.1%		466,852
NET ASSETS — 100.0%		$360,164,069

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  This security is valued in good faith under procedures established by the Board of Trustees.

(c)  Maturity value of $5,858,263. Collateralized by U.S. Government Agency obligations with rates ranging from 4.573% - 4.592%, maturity date of 5/01/35, and an aggregate market value, including accrued interest, of $5,976,503.

(d)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 99.4%
COMMON STOCK — 99.4%
Aerospace & Defense — 3.0%
Boeing Co.	11,494	$490,449
General Dynamics Corp.	3,031	174,555
Lockheed Martin Corp.	7,004	588,896
Northrop Grumman Corp.	20,712	932,869
Raytheon Co.	2,218	113,207
		2,299,976
Agriculture — 2.9%
Altria Group, Inc.	35,688	537,461
Archer-Daniels-Midland Co.	5,648	162,832
Bunge Ltd.	11,803	611,041
Lorillard, Inc.	4,357	245,517
Philip Morris International, Inc.	3,801	165,381
Reynolds American, Inc.	12,451	501,900
Universal Corp.	48	1,434
		2,225,566
Airlines — 0.1%
Southwest Airlines Co.	6,974	60,116
Apparel — 0.0%
VF Corp.	701	38,394
Auto Manufacturers — 0.0%
Ford Motor Co.(a)	12,042	27,576
Automotive & Parts — 0.0%
Magna International, Inc. Class A	316	9,458
Banks — 5.3%
Bank of America Corp.	36,588	515,159
Bank of Montreal	1,212	31,136
The Bank of New York Mellon Corp.	15,662	443,704
BB&T Corp.	2,368	65,025
Capital One Financial Corp.	8,183	260,956
Cullen/Frost Bankers, Inc.	876	44,396
International Bancshares Corp.	6,456	140,935
Northern Trust Corp.	4,142	215,964
PNC Financial Services Group, Inc.	1,785	87,465
Regions Financial Corp.	1,364	10,857
Royal Bank of Canada	5,842	173,274
State Street Corp.	2,748	108,079
SunTrust Banks, Inc.	4,300	127,022

	Number of Shares	Value
U.S. Bancorp	25,853	$646,584
Wells Fargo & Co.	36,472	1,075,195
Zions Bancorp	5,048	123,726
		4,069,477
Beverages — 1.5%
The Coca-Cola Co.	4,392	198,826
Coca-Cola Enterprises, Inc.	19,622	236,053
Constellation Brands, Inc. Class A(a)	5,672	89,447
Molson Coors Brewing Co. Class B	8,624	421,886
The Pepsi Bottling Group, Inc.	7,888	177,559
PepsiCo, Inc.	1,321	72,351
		1,196,122
Biotechnology — 2.0%
Amgen, Inc.(a)	26,214	1,513,859
Building Materials — 0.1%
Masco Corp.	6,066	67,515
Chemicals — 1.1%
CF Industries Holdings, Inc.	1,726	84,850
The Dow Chemical Co.	4,988	75,269
Du Pont (E.I.) de Nemours & Co.	17,734	448,670
Methanex Corp.	3,571	40,138
Terra Industries, Inc.	14,085	234,797
		883,724
Coal — 0.0%
Walter Industries, Inc.	57	998
Commercial Services — 1.9%
Accenture Ltd. Class A	29,396	963,895
Donnelley (R.R.) & Sons Co.	20,241	274,873
Mastercard, Inc. Class A	793	113,343
Rent-A-Center, Inc.(a)	7,855	138,641
		1,490,752
Computers — 6.1%
Apple, Inc.(a)	4,940	421,629
Computer Sciences Corp.(a)	27,319	959,990
EMC Corp.(a)	10,569	110,657
Hewlett-Packard Co.	30,043	1,090,260
International Business Machines Corp.	17,877	1,504,528

	Number of Shares	Value
Lexmark International, Inc. Class A(a)	15,072	$405,437
Western Digital Corp.(a)	21,010	240,565
		4,733,066
Cosmetics & Personal Care — 2.2%
Colgate-Palmolive Co.	1,217	83,413
The Procter & Gamble Co.	25,986	1,606,455
		1,689,868
Diversified Financial — 4.1%
BlackRock, Inc.	637	85,454
The Charles Schwab Corp.	13,515	218,538
Citigroup, Inc.	52,328	351,121
Discover Financial Services	13,827	131,771
Federated Investors, Inc. Class B	686	11,635
The Goldman Sachs Group, Inc.	1,118	94,348
Janus Capital Group, Inc.	6,810	54,684
JP Morgan Chase & Co.	37,550	1,183,951
Merrill Lynch & Co., Inc.	30,593	356,103
Morgan Stanley	12,706	203,804
NYSE Euronext	6,546	179,229
Raymond James Financial, Inc.	12,382	212,104
T. Rowe Price Group, Inc.	2,134	75,629
		3,158,371
Electric — 3.0%
Duke Energy Corp.	1,852	27,799
Edison International	24,634	791,244
Entergy Corp.	1,213	100,837
FPL Group, Inc.	15,444	777,297
PG&E Corp.	2,133	82,568
Progress Energy, Inc.	3,711	147,883
Public Service Enterprise Group, Inc.	5,178	151,042
Reliant Energy, Inc.(a)	40,745	235,506
		2,314,176
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	8,066	295,296
Electronics — 0.3%
Celestica, Inc.(a)	48,688	224,452
Engineering & Construction — 0.8%
Emcor Group, Inc.(a)	23,142	519,075
Fluor Corp.	1,786	80,138
		599,213

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 0.0%
Republic Services, Inc.	636	$15,766
Foods — 3.1%
Corn Products International, Inc.	4,686	135,191
General Mills, Inc.	17,196	1,044,657
Heinz (H.J.) Co.	838	31,509
The J.M. Smucker Co.	4,655	201,841
Kellogg Co.	1,562	68,494
Kraft Foods, Inc. Class A	8,412	225,862
The Kroger Co.	12,517	330,574
Safeway, Inc.	11,425	271,572
SuperValu, Inc.	2,166	31,623
Tyson Foods, Inc. Class A	7,833	68,617
		2,409,940
Forest Products & Paper — 0.0%
International Paper Co.	1,233	14,549
Gas — 0.1%
Nicor, Inc.	2,502	86,919
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,488	58,597
Health Care – Products — 4.5%
Baxter International, Inc.	9,278	497,208
Becton, Dickinson & Co.	10,710	732,457
Johnson & Johnson	36,833	2,203,718
		3,433,383
Health Care – Services — 0.7%
AMERIGROUP Corp.(a)	14,822	437,546
WellPoint, Inc.(a)	2,064	86,956
		524,502
Home Builders — 0.5%
NVR, Inc.(a)	782	356,788
Home Furnishing — 0.0%
Harman International Industries, Inc.	1,359	22,736
Household Products — 1.7%
The Clorox Co.	3,884	215,795
Kimberly-Clark Corp.	20,101	1,060,127
Tupperware Brands Corp.	1,184	26,877
		1,302,799
Insurance — 4.0%
ACE Ltd.	17,093	904,562
American Financial Group, Inc.	8,398	192,146
Arch Capital Group Ltd.(a)	2,169	152,047
Aspen Insurance Holdings Ltd.	28,998	703,202

	Number of Shares	Value
Axis Capital Holdings Ltd.	8,343	$242,948
Endurance Specialty Holdings Ltd.	568	17,341
Genworth Financial, Inc. Class A	5,731	16,219
Lincoln National Corp.	541	10,192
Principal Financial Group, Inc.	30,803	695,224
Sun Life Financial, Inc.	1,010	23,371
The Travelers Cos., Inc.	3,405	153,906
Unum Group	607	11,290
		3,122,448
Internet — 0.8%
Google, Inc. Class A(a)	1,292	397,484
IAC/InterActiveCorp(a)	9,794	154,060
Yahoo!, Inc.(a)	8,323	101,540
		653,084
Investment Companies — 0.0%
American Capital Strategies Ltd.	2,068	6,700
Iron & Steel — 0.6%
Nucor Corp.	5,647	260,892
Reliance Steel & Aluminum Co.	686	13,679
United States Steel Corp.	4,262	158,546
		433,117
Leisure Time — 0.1%
WMS Industries, Inc.(a)	3,008	80,915
Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	12,769	570,391
Machinery – Diversified — 0.1%
The Manitowoc Co., Inc.	8,766	75,914
Manufacturing — 2.4%
3M Co.	2,541	146,209
Dover Corp.	1,949	64,161
Eastman Kodak Co.	7,394	48,653
General Electric Co.	81,995	1,328,319
Honeywell International, Inc.	2,063	67,728
Parker Hannifin Corp.	4,510	191,855
		1,846,925
Media — 2.5%
CBS Corp. Class B	50,562	414,103
Comcast Corp. Class A	30,383	512,865
Gannett Co., Inc.	6,639	53,112
The Walt Disney Co.	40,949	929,133
		1,909,213

	Number of Shares	Value
Metal Fabricate & Hardware — 0.2%
Mueller Water Products, Inc. Class A	14,802	$124,337
Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	9,742	238,094
Southern Copper Corp.	15,762	253,138
		491,232
Office Equipment/Supplies — 0.4%
Xerox Corp.	34,192	272,510
Oil & Gas — 15.2%
Apache Corp.	2,752	205,107
Chevron Corp.	31,798	2,352,098
ConocoPhillips	30,440	1,576,792
Devon Energy Corp.	3,226	211,981
Exxon Mobil Corp.	61,480	4,907,948
Hess Corp.	2,821	151,318
McMoRan Exploration Co.(a)	9,476	92,865
Occidental Petroleum Corp.	20,351	1,220,857
Patterson-UTI Energy, Inc.	9,956	114,594
Stone Energy Corp.(a)	5,653	62,296
Sunoco, Inc.	2,505	108,867
Valero Energy Corp.	20,160	436,262
W&T Offshore, Inc.	17,666	252,977
		11,693,962
Oil & Gas Services — 0.1%
Oil States International, Inc.(a)	2,351	43,940
Pharmaceuticals — 6.2%
Bristol-Myers Squibb Co.	37,183	864,505
Cephalon, Inc.(a)	4,261	328,267
Eli Lilly & Co.	32,792	1,320,534
Express Scripts, Inc.(a)	1,721	94,620
King Pharmaceuticals, Inc.(a)	2,591	27,516
Pfizer, Inc.	119,794	2,121,552
Wyeth	660	24,757
		4,781,751
Real Estate Investment Trusts (REITS) — 1.1%
Apartment Investment & Management Co. Class A	26	300
Boston Properties, Inc.	625	34,375
CBL & Associates Properties, Inc.	1,775	11,538
Equity Residential	1,028	30,655
Hospitality Properties Trust	18,284	271,883
Host Hotels & Resorts, Inc.	15,840	119,909
HRPT Properties Trust	16,238	54,722

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Public Storage	659	$52,390
Simon Property Group, Inc.	5,184	275,426
Vornado Realty Trust	622	37,538
		888,736
Retail — 6.0%
AutoNation, Inc.(a)	8,140	80,423
Best Buy Co., Inc.	2,487	69,910
BJ's Wholesale Club, Inc.(a)	2,391	81,916
Dollar Tree, Inc.(a)	914	38,205
Family Dollar Stores, Inc.	9,227	240,548
The Gap, Inc.	57,371	768,198
Jones Apparel Group, Inc.	31,564	184,965
Macy's, Inc.	19,466	201,473
McDonald's Corp.	20,523	1,276,325
Polo Ralph Lauren Corp.	2,664	120,972
RadioShack Corp.	25,750	307,455
Wal-Mart Stores, Inc.	20,392	1,143,175
Walgreen Co.	3,137	77,390
		4,590,955
Savings & Loans — 0.1%
New York Community Bancorp, Inc.	6,288	75,204
Semiconductors — 1.9%
Amkor Technology, Inc.(a)	52,419	114,273
Analog Devices, Inc.	1,075	20,446
Applied Materials, Inc.	6,059	61,378
Broadcom Corp. Class A(a)	5,881	99,801
Intel Corp.	52,762	773,491
Linear Technology Corp.	1,063	23,514
LSI Corp.(a)	76,467	251,576
Maxim Integrated Products, Inc.	2,159	24,656
Microchip Technology, Inc.	2,732	53,356
Xilinx, Inc.	3,910	69,676
		1,492,167
Software — 2.4%
Broadridge Financial Solutions LLC	584	7,323
Microsoft Corp.	69,621	1,353,432
Oracle Corp.(a)	19,014	337,118
Sybase, Inc.(a)	6,432	159,321
		1,857,194
Telecommunications — 6.1%
AT&T, Inc.	57,225	1,630,912
CenturyTel, Inc.	1,299	35,502

	Number of Shares	Value
Cisco Systems, Inc.(a)	38,783	$632,163
Embarq Corp.	1,876	67,461
Motorola, Inc.	50,625	224,269
Qwest Communications International, Inc.	62,406	227,158
Verizon Communications, Inc.	55,451	1,879,789
		4,697,254
Toys, Games & Hobbies — 1.2%
Hasbro, Inc.	31,535	919,876
Transportation — 1.2%
Con-way, Inc.	575	15,295
CSX Corp.	6,348	206,119
Expeditors International of Washington, Inc.	775	25,784
FedEx Corp.	1,432	91,863
Frontline Ltd.	5,042	149,294
Norfolk Southern Corp.	5,723	269,267
Union Pacific Corp.	2,882	137,760
		895,382
TOTAL COMMON STOCK (Cost $98,505,669)		76,647,161
TOTAL EQUITIES (Cost $98,505,669)		76,647,161
TOTAL LONG-TERM INVESTMENTS (Cost $98,505,669)		76,647,161
	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$164,660	164,660
TOTAL SHORT-TERM INVESTMENTS (Cost $164,660)		164,660
TOTAL INVESTMENTS — 99.6% (Cost $98,670,329)(c)		76,811,821
Other Assets/ (Liabilities) — 0.4%		285,398
NET ASSETS — 100.0%		$77,097,219

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Maturity value of $164,660. Collateralized by U.S. Government Agency obligations with a rate of 4.758%, maturity date of 7/01/34, and an aggregate market value, including accrued interest, of $168,345.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 97.5%
COMMON STOCK — 97.2%
Advertising — 1.1%
Omnicom Group, Inc.	55,700	$1,499,444
Aerospace & Defense — 1.1%
United Technologies Corp.	28,000	1,500,800
Agriculture — 3.1%
Altria Group, Inc.	75,000	1,129,500
Philip Morris International, Inc.	68,300	2,971,733
		4,101,233
Airlines — 0.4%
Southwest Airlines Co.	63,100	543,922
Auto Manufacturers — 0.5%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	31,100	663,674
Automotive & Parts — 0.2%
Johnson Controls, Inc.	17,100	310,536
Banks — 2.3%
Bank of America Corp.	12,700	178,816
SunTrust Banks, Inc.	2,400	70,896
Wells Fargo & Co.	97,300	2,868,404
		3,118,116
Beverages — 3.2%
The Coca-Cola Co.	14,000	633,780
PepsiCo, Inc.	65,900	3,609,343
		4,243,123
Biotechnology — 4.6%
Celgene Corp.(a)	58,100	3,211,768
Genentech, Inc.(a)	35,800	2,968,178
		6,179,946
Chemicals — 1.4%
Celanese Corp. Class A	9,000	111,870
Ecolab, Inc.	6,900	242,535
Monsanto Co.	12,800	900,480
Potash Corp. of Saskatchewan	8,900	651,658
		1,906,543
Commercial Services — 2.4%
Apollo Group, Inc. Class A(a)	14,100	1,080,342
Iron Mountain, Inc.(a)	13,300	328,909

	Number of Shares	Value
Monster Worldwide, Inc.(a)	35,100	$424,359
Paychex, Inc.	50,900	1,337,652
		3,171,262
Computers — 2.9%
Apple, Inc.(a)	13,300	1,135,155
Brocade Communications Systems, Inc.(a)	225,800	632,240
Cognizant Technology Solutions Corp. Class A(a)	20,700	373,842
Dell, Inc.(a)	33,900	347,136
Hewlett-Packard Co.	12,900	468,141
International Business Machines Corp.	5,900	496,544
NetApp, Inc.(a)	28,200	393,954
		3,847,012
Diversified Financial — 5.1%
The Goldman Sachs Group, Inc.	35,700	3,012,723
JP Morgan Chase & Co.	116,400	3,670,092
T. Rowe Price Group, Inc.	6,400	226,816
		6,909,631
Electric — 0.7%
Allegheny Energy, Inc.	11,600	392,776
CMS Energy Corp.	25,400	256,794
Edison International	8,400	269,808
		919,378
Electrical Components & Equipment — 0.5%
Emerson Electric Co.	18,600	680,946
Electronics — 1.1%
Agilent Technologies, Inc.(a)	33,100	517,353
Flextronics International Ltd.(a)	75,700	193,792
Jabil Circuit, Inc.	103,500	698,625
		1,409,770
Energy – Alternate Sources — 0.5%
First Solar, Inc.(a)	5,300	731,188
Engineering & Construction — 1.6%
Fluor Corp.	44,500	1,996,715
Jacobs Engineering Group, Inc.(a)	4,500	216,450
		2,213,165
Foods — 4.3%
Kraft Foods, Inc. Class A	119,301	3,203,232
Sara Lee Corp.	219,900	2,152,821
Unilever NV NY Shares	20,000	491,000
		5,847,053

	Number of Shares	Value
Health Care – Products — 2.9%
Baxter International, Inc.	60,000	$3,215,400
Medtronic, Inc.	23,300	732,086
		3,947,486
Health Care – Services — 2.3%
Aetna, Inc.	1,200	34,200
DaVita, Inc.(a)	42,700	2,116,639
UnitedHealth Group, Inc.	33,800	899,080
		3,049,919
Household Products — 0.2%
Kimberly-Clark Corp.	5,700	300,618
Insurance — 2.8%
ACE Ltd.	8,500	449,820
AFLAC, Inc.	18,600	852,624
Berkshire Hathaway, Inc. Class A(a)	10	966,000
Mercury General Corp.	9,200	423,108
The Progressive Corp.	72,500	1,073,725
		3,765,277
Internet — 3.8%
eBay, Inc.(a)	21,200	295,952
Google, Inc. Class A(a)	13,000	3,999,450
Yahoo!, Inc.(a)	61,400	749,080
		5,044,482
Iron & Steel — 1.6%
Allegheny Technologies, Inc.	35,700	911,421
Cliffs Natural Resources, Inc.	13,900	355,979
Nucor Corp.	18,100	836,220
		2,103,620
Leisure Time — 0.5%
Carnival Corp.	28,200	685,824
Lodging — 0.5%
Las Vegas Sands Corp.(a)	56,100	332,673
Wynn Resorts Ltd.(a)	8,500	359,210
		691,883
Manufacturing — 4.1%
Danaher Corp.	6,000	339,660
General Electric Co.	239,700	3,883,140
Illinois Tool Works, Inc.	38,300	1,342,415
		5,565,215

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 3.6%
CBS Corp. Class B	79,400	$650,286
Comcast Corp. Class A	29,400	496,272
Gannett Co., Inc.	34,100	272,800
Time Warner Cable, Inc. Class A(a)	41,300	885,885
Time Warner, Inc.	38,500	387,310
Viacom, Inc. Class B(a)	24,800	472,688
The Walt Disney Co.	75,500	1,713,095
		4,878,336
Mining — 2.3%
Barrick Gold Corp.	62,600	2,301,802
Vulcan Materials Co.	11,400	793,212
		3,095,014
Oil & Gas — 5.0%
Anadarko Petroleum Corp.	11,500	443,325
Chevron Corp.	19,100	1,412,827
ConocoPhillips	13,500	699,300
Exxon Mobil Corp.	17,600	1,405,008
Marathon Oil Corp.	59,700	1,633,392
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	5,800	298,294
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	15,700	831,158
		6,723,304
Oil & Gas Services — 1.3%
Baker Hughes, Inc.	7,100	227,697
Schlumberger Ltd.	37,000	1,566,210
		1,793,907
Pharmaceuticals — 6.9%
Abbott Laboratories	44,700	2,385,639
Allergan, Inc.	47,600	1,919,232
AstraZeneca PLC Sponsored ADR (United Kingdom)	19,300	791,879
BioMarin Pharmaceuticals, Inc.(a)	14,600	259,880
Cardinal Health, Inc.	40,600	1,399,482
Forest Laboratories, Inc.(a)	17,100	435,537
Gilead Sciences, Inc.(a)	10,500	536,970
Pfizer, Inc.	16,100	285,131
Sanofi-Aventis ADR (France)	13,500	434,160
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	19,400	825,858
		9,273,768

	Number of Shares	Value
Pipelines — 0.2%
Kinder Morgan Management LLC(a)	7,253	$289,975
Real Estate Investment Trusts (REITS) — 0.2%
Douglas Emmett, Inc.	18,800	245,528
Retail — 6.1%
Best Buy Co., Inc.	13,500	379,485
Coach, Inc.(a)	11,700	243,009
Costco Wholesale Corp.	8,900	467,250
Hanesbrands, Inc.(a)	31,375	400,031
The Home Depot, Inc.	37,300	858,646
Lowe's Cos., Inc.	34,900	751,048
Nordstrom, Inc.	38,900	517,759
Target Corp.	92,200	3,183,666
Urban Outfitters, Inc.(a)	22,600	338,548
Wal-Mart Stores, Inc.	18,500	1,037,110
		8,176,552
Savings & Loans — 1.8%
Astoria Financial Corp.	22,200	365,856
Hudson City Bancorp, Inc.	126,500	2,018,940
		2,384,796
Semiconductors — 1.0%
Intel Corp.	23,900	350,374
KLA-Tencor Corp.	34,700	756,113
Microchip Technology, Inc.	12,300	240,219
		1,346,706
Software — 2.2%
Adobe Systems, Inc.(a)	28,200	600,378
Cerner Corp.(a)	21,700	834,365
Microsoft Corp.	64,500	1,253,880
Oracle Corp.(a)	14,200	251,766
		2,940,389
Telecommunications — 6.2%
American Tower Corp. Class A(a)	49,800	1,460,136
AT&T, Inc.	79,400	2,262,900
Ciena Corp.(a)	13,300	89,110
Cisco Systems, Inc.(a)	147,500	2,404,250
Polycom, Inc.(a)	35,300	476,903
Qualcomm, Inc.	46,900	1,680,427
		8,373,726
Toys, Games & Hobbies — 0.6%
Nintendo Co. Ltd. Sponsored ADR (Japan)	15,700	749,675
Transportation — 3.6%
FedEx Corp.	8,100	519,615
Union Pacific Corp.	9,200	439,760

	Number of Shares	Value
United Parcel Service, Inc. Class B	70,900	$3,910,844
		4,870,219
Water — 0.5%
American Water Works Co., Inc.	30,700	641,016
TOTAL COMMON STOCK (Cost $174,994,853)		130,733,977
PREFERRED STOCK — 0.3%
Pharmaceuticals — 0.3%
Schering Plough Corp.	2,400	417,852
TOTAL PREFERRED STOCK (Cost $600,000)		417,852
TOTAL EQUITIES (Cost $175,594,853)		131,151,829
TOTAL LONG-TERM INVESTMENTS (Cost $175,594,853)		131,151,829
	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$3,110,277	3,110,277
TOTAL SHORT-TERM INVESTMENTS (Cost $3,110,277)		3,110,277
TOTAL INVESTMENTS — 99.8% (Cost $178,705,130)(c)		134,262,106
Other Assets/ (Liabilities) — 0.2%		293,042
NET ASSETS — 100.0%		$134,555,148

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $3,110,279. Collateralized by U.S. Government Agency obligations with rates ranging from 4.540% - 4.573%, maturity date of 5/01/35, and an aggregate market value, including accrued interest, of $3,173,678.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 99.1%
COMMON STOCK — 99.1%
Advertising — 0.2%
Omnicom Group, Inc.	11,800	$317,656
Aerospace & Defense — 0.8%
General Dynamics Corp.	8,000	460,720
Lockheed Martin Corp.	9,000	756,720
Rockwell Collins, Inc.	3,400	132,906
		1,350,346
Apparel — 0.6%
Nike, Inc. Class B	18,600	948,600
Banks — 4.1%
The Bank of New York Mellon Corp.	36,000	1,019,880
Northern Trust Corp.	37,500	1,955,250
PNC Financial Services Group, Inc.	7,900	387,100
State Street Corp.	59,100	2,324,403
Wells Fargo & Co.	45,500	1,341,340
		7,027,973
Beverages — 1.4%
The Coca-Cola Co.	20,300	918,981
PepsiCo, Inc.	26,000	1,424,020
		2,343,001
Biotechnology — 6.5%
Amgen, Inc.(a)	37,100	2,142,525
Celgene Corp.(a)	62,100	3,432,888
Genentech, Inc.(a)	63,800	5,289,658
Genzyme Corp.(a)	4,200	278,754
		11,143,825
Chemicals — 3.0%
Monsanto Co.	27,000	1,899,450
Potash Corp. of Saskatchewan	14,600	1,069,012
Praxair, Inc.	35,800	2,125,088
		5,093,550
Commercial Services — 5.1%
Accenture Ltd. Class A	71,700	2,351,043
Apollo Group, Inc. Class A(a)	12,100	927,102
Automatic Data Processing, Inc.	31,700	1,247,078
Mastercard, Inc. Class A	6,300	900,459
McKesson Corp.	34,900	1,351,677

	Number of Shares	Value
Visa, Inc. Class A	19,300	$1,012,285
Western Union Co.	59,000	846,060
		8,635,704
Computers — 5.3%
Apple, Inc.(a)	61,300	5,231,955
Dell, Inc.(a)	4,600	47,104
EMC Corp.(a)	49,800	521,406
Hewlett-Packard Co.	63,200	2,293,528
Research In Motion Ltd.(a)	25,400	1,030,732
		9,124,725
Cosmetics & Personal Care — 0.2%
The Procter & Gamble Co.	5,100	315,282
Distribution & Wholesale — 0.2%
Fastenal Co.	12,500	435,625
Diversified Financial — 6.4%
American Express Co.	12,100	224,455
Ameriprise Financial, Inc.	1,800	42,048
BlackRock, Inc.	4,600	617,090
The Charles Schwab Corp.	67,300	1,088,241
CME Group, Inc.	3,500	728,385
Credit Suisse Group	3,968	108,760
Franklin Resources, Inc.	39,000	2,487,420
The Goldman Sachs Group, Inc.	23,800	2,008,482
IntercontinentalExchange, Inc.(a)	19,300	1,591,092
JP Morgan Chase & Co.	31,800	1,002,654
Morgan Stanley	61,800	991,272
		10,889,899
Electric — 0.6%
Entergy Corp.	3,900	324,207
NRG Energy, Inc.(a)	29,200	681,236
		1,005,443
Electrical Components & Equipment — 0.2%
Sunpower Corp. Class B(a)	10,100	307,444
Electronics — 0.1%
Thermo Fisher Scientific, Inc.(a)	3,400	115,838
Energy – Alternate Sources — 0.4%
First Solar, Inc.(a)	4,800	662,208
Entertainment — 0.1%
International Game Technology	7,300	86,797

	Number of Shares	Value
Health Care – Products — 6.1%
Alcon, Inc.	11,000	$981,090
Baxter International, Inc.	41,200	2,207,908
Becton, Dickinson & Co.	15,000	1,025,850
Covidien Ltd.	9,300	337,032
Intuitive Surgical, Inc.(a)	3,300	419,067
Medtronic, Inc.	68,100	2,139,702
St. Jude Medical, Inc.(a)	68,100	2,244,576
Stryker Corp.	28,300	1,130,585
		10,485,810
Health Care – Services — 1.1%
Aetna, Inc.	5,600	159,600
Humana, Inc.(a)	13,300	495,824
WellPoint, Inc.(a)	27,800	1,171,214
		1,826,638
Insurance — 0.4%
Aon Corp.	12,500	571,000
Prudential Financial, Inc.	3,000	90,780
		661,780
Internet — 8.8%
Amazon.com, Inc.(a)	99,900	5,122,872
eBay, Inc.(a)	4,200	58,632
Expedia, Inc.(a)	41,800	344,432
Google, Inc. Class A(a)	18,400	5,660,760
McAfee, Inc.(a)	48,400	1,673,188
Priceline.com, Inc.(a)	4,900	360,885
Tencent Holdings Ltd.	107,600	700,501
VeriSign, Inc.(a)	53,700	1,024,596
		14,945,866
Iron & Steel — 0.5%
Nucor Corp.	18,900	873,180
Lodging — 0.9%
Marriott International, Inc. Class A	27,100	527,095
MGM MIRAGE(a)	17,340	238,598
Wynn Resorts Ltd.(a)	18,100	764,906
		1,530,599
Machinery – Diversified — 0.1%
Deere & Co.	5,800	222,256
Manufacturing — 2.9%
Danaher Corp.	84,700	4,794,867
General Electric Co.	5,200	84,240
		4,879,107

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 2.0%
Discovery Communications, Inc., Series A(a)	47,950	$678,972
Discovery Communications, Inc., Series C(a)	34,750	465,302
The McGraw-Hill Cos., Inc.	85,100	1,973,469
Time Warner, Inc.	33,300	334,998
		3,452,741
Mining — 0.0%
BHP Billiton Ltd.	2,475	52,127
Oil & Gas — 4.0%
Chevron Corp.	15,600	1,153,932
EOG Resources, Inc.	33,300	2,217,114
Exxon Mobil Corp.	42,500	3,392,775
		6,763,821
Oil & Gas Services — 2.7%
Baker Hughes, Inc.	3,300	105,831
FMC Technologies, Inc.(a)	6,300	150,129
Schlumberger Ltd.	55,200	2,336,616
Smith International, Inc.	85,000	1,945,650
		4,538,226
Pharmaceuticals — 9.8%
Allergan, Inc.	41,600	1,677,312
Express Scripts, Inc.(a)	33,900	1,863,822
Gilead Sciences, Inc.(a)	112,000	5,727,680
Medco Health Solutions, Inc.(a)	75,400	3,160,014
Novartis AG	7,953	398,481
Roche Holding AG	7,319	1,126,641
Schering-Plough Corp.	7,800	132,834
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	23,300	991,881
Wyeth	42,200	1,582,922
		16,661,587
Retail — 7.8%
Bed Bath & Beyond, Inc.(a)	43,600	1,108,312
Coach, Inc.(a)	19,500	405,015
Costco Wholesale Corp.	17,700	929,250
CVS Caremark Corp.	66,159	1,901,410
Kohl's Corp.(a)	48,400	1,752,080
McDonald's Corp.	32,900	2,046,051
Wal-Mart Stores, Inc.	61,800	3,464,508
Yum! Brands, Inc.	53,500	1,685,250
		13,291,876

	Number of Shares	Value
Semiconductors — 2.6%
Altera Corp.	34,800	$581,508
Broadcom Corp. Class A(a)	39,200	665,224
Intel Corp.	17,800	260,948
Marvell Technology Group Ltd.(a)	189,500	1,263,965
Xilinx, Inc.	92,200	1,643,004
		4,414,649
Software — 5.3%
Adobe Systems, Inc.(a)	26,400	562,056
Autodesk, Inc.(a)	47,600	935,340
Electronic Arts, Inc.(a)	57,800	927,112
Fiserv, Inc.(a)	39,900	1,451,163
Intuit, Inc.(a)	19,900	473,421
Microsoft Corp.	217,300	4,224,312
Oracle Corp.(a)	30,100	533,673
		9,107,077
Telecommunications — 6.7%
America Movil SAB de C.V. Sponsored ADR (Mexico)	28,400	880,116
American Tower Corp. Class A(a)	95,300	2,794,196
AT&T, Inc.	3,300	94,050
Cisco Systems, Inc.(a)	87,600	1,427,880
Juniper Networks, Inc.(a)	140,000	2,451,400
MetroPCS Communications, Inc.(a)	37,500	556,875
Qualcomm, Inc.	91,200	3,267,696
		11,472,213
Toys, Games & Hobbies — 1.5%
Nintendo Co. Ltd.	6,500	2,497,267
Transportation — 0.7%
Expeditors International of Washington, Inc.	16,700	555,609
Union Pacific Corp.	15,100	721,780
		1,277,389
TOTAL COMMON STOCK (Cost $208,000,722)		168,758,125
TOTAL EQUITIES (Cost $208,000,722)		168,758,125
TOTAL LONG-TERM INVESTMENTS (Cost $208,000,722)		168,758,125

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$3,406,896	$3,406,896
TOTAL SHORT-TERM INVESTMENTS (Cost $3,406,896)		3,406,896
TOTAL INVESTMENTS — 101.1% (Cost $211,407,618)(c)		172,165,021
Other Assets/ (Liabilities) — (1.1%)		(1,790,616)
NET ASSETS — 100.0%		$170,374,405

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $3,406,898. Collateralized by U.S. Government Agency obligations with a rate of 4.755%, maturity date of 5/01/35, and an aggregate market value, including accrued interest, of $3,477,795.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	8,840	$743,267
Agriculture — 2.1%
Philip Morris International, Inc.	17,810	774,913
Apparel — 0.8%
Nike, Inc. Class B	5,390	274,890
Beverages — 6.0%
The Coca-Cola Co.	16,305	738,127
Molson Coors Brewing Co. Class B	8,500	415,820
PepsiCo, Inc.	18,950	1,037,892
		2,191,839
Biotechnology — 7.7%
Celgene Corp.(a)	20,115	1,111,957
Genentech, Inc.(a)	20,510	1,700,484
		2,812,441
Chemicals — 3.8%
Air Products & Chemicals, Inc.	8,935	449,162
Monsanto Co.	13,090	920,882
		1,370,044
Computers — 10.4%
Apple, Inc.(a)	18,320	1,563,612
Hewlett-Packard Co.	61,200	2,220,948
		3,784,560
Cosmetics & Personal Care — 3.9%
Colgate-Palmolive Co.	10,160	696,367
The Procter & Gamble Co.	11,515	711,857
		1,408,224
Diversified Financial — 8.4%
The Blackstone Group LP	41,925	273,770
The Charles Schwab Corp.	22,700	367,059
CME Group, Inc.	4,945	1,029,104
Franklin Resources, Inc.	4,310	274,892
The Goldman Sachs Group, Inc.	7,040	594,106
JP Morgan Chase & Co.	16,200	510,786
		3,049,717
Electrical Components & Equipment — 0.5%
Emerson Electric Co.	5,100	186,711

	Number of Shares	Value
Foods — 0.9%
The Kroger Co.	12,800	$338,048
Health Care – Products — 5.2%
Alcon, Inc.	9,055	807,615
Baxter International, Inc.	10,700	573,413
Becton, Dickinson & Co.	7,720	527,971
		1,908,999
Insurance — 1.2%
AFLAC, Inc.	9,400	430,896
Internet — 5.8%
Google, Inc. Class A(a)	6,835	2,102,788
Media — 0.5%
The Walt Disney Co.	8,300	188,327
Oil & Gas — 2.9%
EOG Resources, Inc.	10,090	671,792
XTO Energy, Inc.	11,400	402,078
		1,073,870
Oil & Gas Services — 4.8%
Cameron International Corp.(a)	15,350	314,675
National Oilwell Varco, Inc.(a)	12,170	297,435
Schlumberger Ltd.	26,870	1,137,407
		1,749,517
Pharmaceuticals — 13.1%
Abbott Laboratories	14,550	776,534
Gilead Sciences, Inc.(a)	40,660	2,079,352
Medco Health Solutions, Inc.(a)	17,840	747,674
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	27,250	1,160,033
		4,763,593
Retail — 6.9%
Costco Wholesale Corp.	4,550	238,875
Kohl's Corp.(a)	18,795	680,379
McDonald's Corp.	12,425	772,711
Wal-Mart Stores, Inc.	14,375	805,862
		2,497,827
Semiconductors — 2.7%
Broadcom Corp. Class A(a)	14,495	245,980
Intel Corp.	42,600	624,516
MEMC Electronic Materials, Inc.(a)	6,965	99,460
		969,956

	Number of Shares	Value
Software — 2.7%
Activision Blizzard, Inc.(a)	55,035	$475,503
Microsoft Corp.	27,100	526,824
		1,002,327
Telecommunications — 6.7%
Cisco Systems, Inc.(a)	82,200	1,339,860
Juniper Networks, Inc.(a)	6,400	112,064
Qualcomm, Inc.	27,465	984,071
		2,435,995
TOTAL COMMON STOCK (Cost $46,228,680)		36,058,749
TOTAL EQUITIES (Cost $46,228,680)		36,058,749
TOTAL LONG-TERM INVESTMENTS (Cost $46,228,680)		36,058,749
	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$545,483	545,483
TOTAL SHORT-TERM INVESTMENTS (Cost $545,483)		545,483
TOTAL INVESTMENTS — 100.5% (Cost $46,774,163)(c)		36,604,232
Other Assets/ (Liabilities) — (0.5%)		(171,726)
NET ASSETS — 100.0%		$36,432,506

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $545,484. Collateralized by U.S. Government Agency obligations with a rate of 4.018%, maturity date of 10/01/41, and an aggregate market value, including accrued interest, of $556,602.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 98.1%
COMMON STOCK — 98.1%
Aerospace & Defense — 2.3%
Boeing Co.	42,700	$1,822,009
Apparel — 1.9%
Nike, Inc. Class B	29,900	1,524,900
Banks — 3.7%
State Street Corp.	75,800	2,981,214
Beverages — 3.8%
PepsiCo, Inc.	56,100	3,072,597
Chemicals — 2.2%
The Mosaic Co.	50,400	1,743,840
Commercial Services — 4.0%
Quanta Services, Inc.(a)	160,300	3,173,940
Computers — 3.7%
EMC Corp.(a)	283,500	2,968,245
Diversified Financial — 6.2%
American Express Co.	128,900	2,391,095
NYSE Euronext	94,800	2,595,624
		4,986,719
Engineering & Construction — 4.9%
Foster Wheeler Ltd.(a)	73,700	1,723,106
The Shaw Group, Inc.(a)	105,500	2,159,585
		3,882,691
Entertainment — 2.4%
International Game Technology	160,200	1,904,778
Health Care – Products — 4.1%
Medtronic, Inc.	51,700	1,624,414
Zimmer Holdings, Inc.(a)	40,500	1,637,010
		3,261,424
Health Care – Services — 3.2%
Aetna, Inc.	89,500	2,550,750
Internet — 12.9%
Amazon.com, Inc.(a)	55,800	2,861,424
eBay, Inc.(a)	126,700	1,768,732
Google, Inc. Class A(a)	7,600	2,338,140
Yahoo!, Inc.(a)	273,700	3,339,140
		10,307,436
Machinery – Construction & Mining — 4.4%
Caterpillar, Inc.	79,100	3,533,397

	Number of Shares	Value
Manufacturing — 2.8%
General Electric Co.	140,000	$2,268,000
Oil & Gas — 4.9%
Transocean Ltd.(a)	31,700	1,497,825
XTO Energy, Inc.	69,400	2,447,738
		3,945,563
Oil & Gas Services — 2.6%
Halliburton Co.	115,800	2,105,244
Pharmaceuticals — 2.4%
Allergan, Inc.	47,500	1,915,200
Retail — 5.2%
CVS Caremark Corp.	80,000	2,299,200
Yum! Brands, Inc.	60,200	1,896,300
		4,195,500
Semiconductors — 2.0%
Texas Instruments, Inc.	105,400	1,635,808
Software — 3.5%
Electronic Arts, Inc.(a)	72,000	1,154,880
Microsoft Corp.	84,300	1,638,792
		2,793,672
Telecommunications — 12.1%
Cisco Systems, Inc.(a)	202,200	3,295,860
Nokia Oyj Sponsored ADR (Finland)	203,500	3,174,600
Qualcomm, Inc.	90,300	3,235,449
		9,705,909
Transportation — 2.9%
United Parcel Service, Inc. Class B	41,300	2,278,108
TOTAL COMMON STOCK (Cost $105,665,314)		78,556,944
TOTAL EQUITIES (Cost $105,665,314)		78,556,944
TOTAL LONG-TERM INVESTMENTS (Cost $105,665,314)		78,556,944

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$2,093,089	$2,093,089
TOTAL SHORT-TERM INVESTMENTS (Cost $2,093,089)		2,093,089
TOTAL INVESTMENTS — 100.7% (Cost $107,758,403)(c)		80,650,033
Other Assets/ (Liabilities) — (0.7%)		(560,947)
NET ASSETS — 100.0%		$80,089,086

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $2,093,090. Collateralized by U.S. Government Agency obligations with a rate of 5.219%, maturity date of 8/01/34, and an aggregate market value, including accrued interest, of $2,135,933.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 96.8%
COMMON STOCK — 96.8%
Aerospace & Defense — 0.6%
Northrop Grumman Corp.	40,400	$1,819,616
Airlines — 0.7%
Southwest Airlines Co.	240,140	2,070,007
Auto Manufacturers — 0.5%
Bayerische Motoren Werke AG	43,800	1,346,361
Banks — 3.6%
Associated Banc-Corp.	133,700	2,798,341
Bancorpsouth, Inc.	48,700	1,137,632
Commerce Bancshares, Inc.	52,463	2,305,749
Marshall & Ilsley Corp.	109,436	1,492,707
Synovus Financial Corp.	355,400	2,949,820
		10,684,249
Beverages — 1.7%
Coca-Cola Enterprises, Inc.	263,200	3,166,296
The Pepsi Bottling Group, Inc.	84,400	1,899,844
		5,066,140
Chemicals — 1.6%
International Flavors & Fragrances, Inc.	118,552	3,523,365
Minerals Technologies, Inc.	26,581	1,087,163
		4,610,528
Computers — 1.7%
Diebold, Inc.	105,607	2,966,501
Synopsys, Inc.(a)	112,135	2,076,740
		5,043,241
Cosmetics & Personal Care — 0.5%
The Estee Lauder Cos., Inc. Class A	47,800	1,479,888
Distribution & Wholesale — 1.6%
Genuine Parts Co.	79,618	3,014,338
W.W. Grainger, Inc.	21,000	1,655,640
		4,669,978
Diversified Financial — 3.1%
AllianceBernstein Holding LP	164,900	3,428,271
Ameriprise Financial, Inc.	139,100	3,249,376
Legg Mason, Inc.	111,200	2,436,392
		9,114,039

	Number of Shares	Value
Electric — 10.8%
Ameren Corp.	123,900	$4,120,914
The Empire District Electric Co.	47,129	829,470
Idacorp, Inc.	154,288	4,543,782
Portland General Electric Co.	288,578	5,618,614
Puget Energy, Inc.	28,202	769,068
Westar Energy, Inc.	273,977	5,619,268
Wisconsin Energy Corp.	137,439	5,769,689
Xcel Energy, Inc.	232,385	4,310,742
		31,581,547
Electrical Components & Equipment — 4.5%
Emerson Electric Co.	34,900	1,277,689
Hubbell, Inc. Class B	123,100	4,022,908
Littelfuse, Inc.(a)	98,242	1,630,817
Molex, Inc.	440,680	6,385,453
		13,316,867
Electronics — 1.3%
AVX Corp.	297,637	2,363,238
Tyco Electronics Ltd.	85,363	1,383,734
		3,746,972
Entertainment — 3.1%
International Speedway Corp. Class A	166,821	4,792,767
Speedway Motorsports, Inc.	275,661	4,440,899
		9,233,666
Environmental Controls — 3.1%
Republic Services, Inc.	151,228	3,748,942
Waste Management, Inc.	159,112	5,272,972
		9,021,914
Foods — 6.4%
Campbell Soup Co.	141,500	4,246,415
ConAgra Foods, Inc.	328,509	5,420,399
Heinz (H.J.) Co.	78,100	2,936,560
The Hershey Co.	33,495	1,163,616
Hormel Foods Corp.	90,800	2,822,064
Kellogg Co.	33,700	1,477,745
Tyson Foods, Inc. Class A	99,641	872,855
		18,939,654
Forest Products & Paper — 3.4%
International Paper Co.	106,800	1,260,240
MeadWestvaco Corp.	184,508	2,064,644
Rayonier, Inc.	120,246	3,769,712
Weyerhaeuser Co.	91,255	2,793,316
		9,887,912

	Number of Shares	Value
Gas — 4.0%
AGL Resources, Inc.	80,400	$2,520,540
Southwest Gas Corp.	134,549	3,393,326
WGL Holdings, Inc.	176,667	5,775,244
		11,689,110
Health Care – Products — 4.3%
Beckman Coulter, Inc.	138,213	6,073,079
Boston Scientific Corp.(a)	158,000	1,222,920
Symmetry Medical, Inc.(a)	273,375	2,178,799
Zimmer Holdings, Inc.(a)	76,100	3,075,962
		12,550,760
Health Care – Services — 1.3%
LifePoint Hospitals, Inc.(a)	79,500	1,815,780
Universal Health Services, Inc. Class B	53,712	2,017,960
		3,833,740
Home Furnishing — 0.9%
Whirlpool Corp.	62,700	2,592,645
Household Products — 3.4%
Avery Dennison Corp.	37,700	1,233,921
The Clorox Co.	17,100	950,076
Kimberly-Clark Corp.	145,594	7,678,628
		9,862,625
Insurance — 10.2%
ACE Ltd.	56,000	2,963,520
Allstate Corp.	51,601	1,690,449
Aon Corp.	94,500	4,316,760
Arthur J. Gallagher & Co.	102,264	2,649,660
Chubb Corp.	98,700	5,033,700
HCC Insurance Holdings, Inc.	53,535	1,432,061
Marsh & McLennan Cos., Inc.	398,067	9,661,086
Metlife, Inc.	64,564	2,250,701
		29,997,937
Machinery – Diversified — 1.1%
Altra Holdings, Inc.(a)	390,083	3,085,557
Manufacturing — 0.7%
Dover Corp.	63,100	2,077,252
Metal Fabricate & Hardware — 1.1%
Kaydon Corp.	92,000	3,160,200
Mining — 0.6%
Alcoa, Inc.	40,400	454,904
Newmont Mining Corp.	32,300	1,314,610
		1,769,514

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office Equipment/Supplies — 0.7%
Pitney Bowes, Inc.	85,801	$2,186,209
Office Furnishings — 0.4%
HNI Corp.	67,023	1,061,644
Oil & Gas — 2.3%
Apache Corp.	38,194	2,846,599
Murphy Oil Corp.	22,400	993,440
Noble Energy, Inc.	38,800	1,909,736
Talisman Energy, Inc.	92,700	926,073
		6,675,848
Oil & Gas Services — 0.5%
Cameron International Corp.(a)	65,600	1,344,800
Packaging & Containers — 1.1%
Bemis Co., Inc.	141,959	3,361,589
Pharmaceuticals — 1.6%
Hospira, Inc.(a)	39,800	1,067,436
Patterson Cos., Inc.(a)	119,100	2,233,125
Watson Pharmaceuticals, Inc.(a)	53,736	1,427,766
		4,728,327
Pipelines — 2.1%
Equitable Resources, Inc.	185,562	6,225,605
Real Estate Investment Trusts (REITS) — 1.6%
Boston Properties, Inc.	28,000	1,540,000
Host Hotels & Resorts, Inc.	134,100	1,015,137
Public Storage	27,100	2,154,450
		4,709,587
Retail — 0.6%
Costco Wholesale Corp.	33,600	1,764,000
Savings & Loans — 2.4%
People's United Financial, Inc.	175,112	3,122,247
Washington Federal, Inc.	258,425	3,866,038
		6,988,285
Semiconductors — 2.7%
Applied Materials, Inc.	233,100	2,361,303
Emulex Corp.(a)	226,800	1,583,064
KLA-Tencor Corp.	100,800	2,196,432
Teradyne, Inc.(a)	417,700	1,762,694
		7,903,493
Software — 0.5%
IMS Health, Inc.	102,400	1,552,384
Telecommunications — 3.5%
Bce, Inc.	327,877	6,674,402
CenturyTel, Inc.	34,100	931,953

	Number of Shares	Value
Embarq Corp.	49,100	$1,765,636
Frontier Communications Corp.	118,400	1,034,816
		10,406,807
Toys, Games & Hobbies — 0.9%
Mattel, Inc.	123,900	1,982,400
RC2 Corp.(a)	69,148	737,809
		2,720,209
Water — 0.1%
American Water Works Co., Inc.	17,391	363,124
TOTAL COMMON STOCK (Cost $325,621,095)		284,243,830
TOTAL EQUITIES (Cost $325,621,095)		284,243,830
MUTUAL FUNDS — 1.5%
Diversified Financial — 1.5%
iShares Russell Midcap Value Index Fund	161,600	4,595,904
TOTAL MUTUAL FUNDS (Cost $4,407,829)		4,595,904
TOTAL LONG-TERM INVESTMENTS (Cost $330,028,924)		288,839,734
	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$2,069,519	2,069,519
TOTAL SHORT-TERM INVESTMENTS (Cost $2,069,519)		2,069,519
TOTAL INVESTMENTS — 99.0% (Cost $332,098,443)(c)		290,909,253
Other Assets/ (Liabilities) — 1.0%		2,802,872
NET ASSETS — 100.0%		$293,712,125

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Maturity value of $2,069,520. Collateralized by U.S. Government Agency obligations with a rate of 4.226%, maturity date of 5/01/35, and an aggregate market value, including accrued interest, of $2,111,882.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 94.7%
COMMON STOCK — 94.7%
Advertising — 0.9%
Clear Channel Outdoor Holdings, Inc. Class A(a)	78,900	$485,235
Lamar Advertising Co. Class A(a)	83,600	1,050,016
Omnicom Group, Inc.	3,000	80,760
		1,616,011
Aerospace & Defense — 3.2%
Alliant Techsystems, Inc.(a)	29,300	2,512,768
Empresa Brasileira de Aeronautica SA ADR (Brazil)	4,300	69,703
Goodrich Corp.	5,500	203,610
Rockwell Collins, Inc.	82,600	3,228,834
		6,014,915
Agriculture — 0.1%
Lorillard, Inc.	3,000	169,050
Airlines — 0.7%
SkyWest, Inc.	3,800	70,680
Southwest Airlines Co.	149,800	1,291,276
		1,361,956
Auto Manufacturers — 0.0%
Paccar, Inc.	2,700	77,220
Automotive & Parts — 0.5%
WABCO Holdings, Inc.	60,900	961,611
Banks — 0.2%
Northern Trust Corp.	4,800	250,272
SVB Financial Group(a)	1,800	47,214
		297,486
Beverages — 0.1%
Brown-Forman Corp. Class B	3,875	199,524
Biotechnology — 3.6%
Alexion Pharmaceuticals, Inc.(a)	22,500	814,275
Biogen Idec, Inc.(a)	1,700	80,971
Charles River Laboratories International, Inc.(a)	3,400	89,080
Human Genome Sciences, Inc.(a)	77,000	163,240
Illumina, Inc.(a)	54,600	1,422,330
Life Technologies Corp.(a)	3,000	69,930

	Number of Shares	Value
Martek Biosciences Corp.	2,500	$75,775
Millipore Corp.(a)	29,500	1,519,840
Myriad Genetics, Inc.(a)	14,300	947,518
Vertex Pharmaceuticals, Inc.(a)	52,500	1,594,950
		6,777,909
Chemicals — 0.4%
Air Products & Chemicals, Inc.	1,600	80,432
Albemarle Corp.	2,300	51,290
CF Industries Holdings, Inc.	1,500	73,740
Ecolab, Inc.	5,900	207,385
Intrepid Potash, Inc.(a)	7,400	153,698
The Sherwin-Williams Co.	1,900	113,525
Sigma-Aldrich Corp.	1,600	67,584
		747,654
Coal — 1.2%
Arch Coal, Inc.	4,700	76,563
CONSOL Energy, Inc.	51,200	1,463,296
Foundation Coal Holdings, Inc.	4,800	67,296
Massey Energy Co.	2,400	33,096
Peabody Energy Corp.	27,300	621,075
		2,261,326
Commercial Services — 8.7%
Apollo Group, Inc. Class A(a)	3,200	245,184
The Corporate Executive Board Co.	2,700	59,562
DeVry, Inc.	2,800	160,748
Equifax, Inc.	2,400	63,648
Global Payments, Inc.	70,400	2,308,416
Iron Mountain, Inc.(a)	76,950	1,902,973
ITT Educational Services, Inc.(a)	1,800	170,964
Manpower, Inc.	36,000	1,223,640
McKesson Corp.	2,100	81,333
Monster Worldwide, Inc.(a)	5,200	62,868
Moody's Corp.	4,700	94,423
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands)(a)	1,300	71,383
Paychex, Inc.	7,300	191,844
Quanta Services, Inc.(a)	104,200	2,063,160

	Number of Shares	Value
Ritchie Bros. Auctioneers, Inc.	10,200	$218,484
Robert Half International, Inc.	93,900	1,954,998
SAIC, Inc.(a)	147,000	2,863,560
VistaPrint Ltd.(a)	2,500	46,525
Western Union Co.	174,700	2,505,198
		16,288,911
Computers — 2.5%
Cognizant Technology Solutions Corp. Class A(a)	8,700	157,122
DST Systems, Inc.(a)	49,000	1,861,020
IHS, Inc. Class A(a)	24,000	898,080
Jack Henry & Associates, Inc.	13,300	258,153
Logitech International SA(a)	3,400	52,972
MICROS Systems, Inc.(a)	52,000	848,640
NetApp, Inc.(a)	8,700	121,539
Perot Systems Corp. Class A(a)	6,100	83,387
Seagate Technology	99,700	441,671
Synopsys, Inc.(a)	3,400	62,968
		4,785,552
Cosmetics & Personal Care — 0.2%
Avon Products, Inc.	12,500	300,375
Distribution & Wholesale — 0.8%
Fastenal Co.	27,300	951,405
LKQ Corp.(a)	31,000	361,460
W.W. Grainger, Inc.	1,800	141,912
		1,454,777
Diversified Financial — 3.5%
Ameriprise Financial, Inc.	33,000	770,880
BlackRock, Inc.	700	93,905
CME Group, Inc.	300	62,433
Eaton Vance Corp.	70,600	1,483,306
Federated Investors, Inc. Class B	3,400	57,664
Franklin Resources, Inc.	1,000	63,780
Interactive Brokers Group, Inc.(a)	46,100	824,729
IntercontinentalExchange, Inc.(a)	15,900	1,310,796
Janus Capital Group, Inc.	4,700	37,741
Lazard Ltd. Class A	3,900	115,986
optionsXpress Holdings, Inc.	2,600	34,736

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Raymond James Financial, Inc.	43,000	$736,590
TD Ameritrade Holding Corp.(a)	66,000	940,500
		6,533,046
Electric — 0.1%
Dynegy, Inc. Class A(a)	146,000	292,000
Electrical Components & Equipment — 1.9%
Ametek, Inc.	95,500	2,885,055
General Cable Corp.(a)	1,700	30,073
Sunpower Corp. Class B(a)	19,000	578,360
		3,493,488
Electronics — 4.6%
Amphenol Corp. Class A	3,200	76,736
Cogent, Inc.(a)	4,600	62,422
Cymer, Inc.(a)	1,400	30,674
Dolby Laboratories, Inc. Class A(a)	52,500	1,719,900
FLIR Systems, Inc.(a)	116,000	3,558,880
Gentex Corp.	3,900	34,437
II-VI, Inc.(a)	2,700	51,543
Itron, Inc.(a)	20,900	1,332,166
Jabil Circuit, Inc.	6,400	43,200
Mettler Toledo International, Inc.(a)	800	53,920
National Instruments Corp.	3,400	82,824
Trimble Navigation Ltd.(a)	6,000	129,660
Waters Corp.(a)	39,000	1,429,350
		8,605,712
Energy – Alternate Sources — 0.2%
First Solar, Inc.(a)	3,000	413,880
GT Solar International, Inc.(a)	10,100	29,189
		443,069
Engineering & Construction — 0.6%
Fluor Corp.	3,800	170,506
Foster Wheeler Ltd.(a)	4,900	114,562
McDermott International, Inc.(a)	88,100	870,428
		1,155,496
Entertainment — 0.1%
Ascent Media Corp. Series A(a)	5,000	109,200
DreamWorks Animation SKG, Inc. Class A(a)	2,800	70,728
International Game Technology	6,700	79,663
		259,591

	Number of Shares	Value
Environmental Controls — 0.3%
EnergySolutions, Inc.	46,000	$259,900
Republic Services, Inc.	4,350	107,837
Stericycle, Inc.(a)	2,300	119,784
		487,521
Foods — 0.6%
The Hershey Co.	2,900	100,746
The J.M. Smucker Co.	2,700	117,072
McCormick & Co., Inc.	6,400	203,904
Whole Foods Market, Inc.	85,000	802,400
		1,224,122
Health Care – Products — 4.6%
American Medical Systems Holdings, Inc.(a)	3,800	34,162
ArthroCare Corp.(a)	2,300	10,971
Bard (C.R.), Inc.	22,600	1,904,276
Becton, Dickinson & Co.	1,000	68,390
Edwards Lifesciences Corp.(a)	34,100	1,873,795
Gen-Probe, Inc.(a)	14,300	612,612
Henry Schein, Inc.(a)	51,300	1,882,197
Hologic, Inc.(a)	4,800	62,736
IDEXX Laboratories, Inc.(a)	3,400	122,672
Intuitive Surgical, Inc.(a)	900	114,291
Masimo Corp.(a)	2,900	86,507
Qiagen N.V.(a)	70,100	1,230,956
Resmed, Inc.(a)	2,400	89,952
St. Jude Medical, Inc.(a)	7,700	253,792
Techne Corp.	2,100	135,492
Varian Medical Systems, Inc.(a)	2,600	91,104
Zimmer Holdings, Inc.(a)	1,900	76,798
		8,650,703
Health Care – Services — 1.2%
Cigna Corp.	2,500	42,125
Covance, Inc.(a)	1,000	46,030
Coventry Health Care, Inc.(a)	2,700	40,176
DaVita, Inc.(a)	2,100	104,097
Health Net, Inc.(a)	35,900	390,951
Humana, Inc.(a)	31,900	1,189,232
Laboratory Corp. of America Holdings(a)	2,400	154,584
Lincare Holdings, Inc.(a)	3,600	96,948
Quest Diagnostics, Inc.	2,600	134,966
		2,199,109
Home Builders — 0.1%
Centex Corp.	1,700	18,088
KB Home	1,800	24,516
Lennar Corp. Class A	2,300	19,941

	Number of Shares	Value
Pulte Homes, Inc.	2,400	$26,232
Toll Brothers, Inc.(a)	2,300	49,289
		138,066
Household Products — 0.1%
The Clorox Co.	2,900	161,124
Insurance — 1.6%
Aon Corp.	1,900	86,792
Arch Capital Group Ltd.(a)	1,400	98,140
Assurant, Inc.	36,300	1,089,000
Axis Capital Holdings Ltd.	34,900	1,016,288
HCC Insurance Holdings, Inc.	3,200	85,600
Principal Financial Group, Inc.	21,000	473,970
RenaissanceRe Holdings Ltd.	1,500	77,340
		2,927,130
Internet — 4.4%
Amazon.com, Inc.(a)	44,000	2,256,320
Baidu.com Sponsored ADR (Cayman Islands)(a)	400	52,228
Check Point Software Technologies Ltd.(a)	3,800	72,162
Ctrip.com International Ltd. ADR (Cayman Islands)	2,000	47,600
Digital River, Inc.(a)	2,600	64,480
Expedia, Inc.(a)	142,400	1,173,376
F5 Networks, Inc.(a)	4,000	91,440
McAfee, Inc.(a)	62,600	2,164,082
Priceline.com, Inc.(a)	8,500	626,025
Sina Corp.(a)	2,700	62,505
Symantec Corp.(a)	5,900	79,768
VeriSign, Inc.(a)	85,800	1,637,064
		8,327,050
Iron & Steel — 0.1%
Carpenter Technology Corp.	4,400	90,376
Cliffs Natural Resources, Inc.	3,800	97,318
		187,694
Leisure Time — 0.1%
Royal Caribbean Cruises Ltd.	2,100	28,875
WMS Industries, Inc.(a)	2,600	69,940
		98,815
Lodging — 1.9%
Choice Hotels International, Inc.	3,800	114,228
Gaylord Entertainment Co.(a)	41,000	444,440

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Marriott International, Inc. Class A	95,300	$1,853,585
Starwood Hotels & Resorts Worldwide, Inc.	3,200	57,280
Wynn Resorts Ltd.(a)	28,100	1,187,506
		3,657,039
Machinery – Construction & Mining — 0.1%
Joy Global, Inc.	4,200	96,138
Terex Corp.(a)	2,300	39,836
		135,974
Machinery – Diversified — 3.0%
Cummins, Inc.	3,400	90,882
Flowserve Corp.	1,400	72,100
Graco, Inc.	2,200	52,206
IDEX Corp.	75,350	1,819,703
Roper Industries, Inc.	82,800	3,594,348
Zebra Technologies Corp. Class A(a)	1,900	38,494
		5,667,733
Manufacturing — 1.9%
Danaher Corp.	24,000	1,358,640
Donaldson Co., Inc.	4,400	148,060
Harsco Corp.	29,000	802,720
ITT Corp.	27,400	1,260,126
Pall Corp.	2,400	68,232
		3,637,778
Media — 2.7%
Cablevision Systems Corp. Class A	85,100	1,433,084
Central European Media Enterprises Ltd.(a)	1,300	28,236
CTC Media, Inc.(a)	4,400	21,120
Discovery Communications, Inc., Series A(a)	48,000	679,680
Discovery Communications, Inc., Series C(a)	58,900	788,671
FactSet Research Systems, Inc.	30,600	1,353,744
The McGraw-Hill Cos., Inc.	6,000	139,140
Rogers Communications, Inc. Class B	10,000	300,800
Shaw Communications, Inc. Class B	4,200	74,256
Sirius Satellite Radio, Inc.(a)	651,000	78,120
WPP PLC Sponsored ADR (United Kingdom)	3,100	91,729
		4,988,580

	Number of Shares	Value
Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	3,700	$220,076
Valmont Industries, Inc.	1,600	98,176
		318,252
Mining — 1.6%
Agnico-Eagle Mines Ltd.(b)	4,400	214,559
Agnico-Eagle Mines Ltd.	54,900	2,818,017
		3,032,576
Oil & Gas — 3.5%
Bill Barrett Corp.(a)	2,300	48,599
Cabot Oil & Gas Corp.	4,000	104,000
CNX Gas Corp.(a)	65,000	1,774,500
Concho Resources, Inc.(a)	6,100	139,202
Diamond Offshore Drilling, Inc.	1,800	106,092
EOG Resources, Inc.	24,000	1,597,920
Forest Oil Corp.(a)	5,500	90,695
Mariner Energy, Inc.(a)	3,100	31,620
Murphy Oil Corp.	32,200	1,428,070
Nabors Industries Ltd.(a)	8,400	100,548
Newfield Exploration Co.(a)	5,600	110,600
SandRidge Energy, Inc.(a)	2,800	17,220
Sunoco, Inc.	2,100	91,266
Ultra Petroleum Corp.(a)	4,200	144,942
XTO Energy, Inc.	20,000	705,400
		6,490,674
Oil & Gas Services — 3.1%
Baker Hughes, Inc.	1,700	54,519
BJ Services Co.	120,000	1,400,400
Cameron International Corp.(a)	27,500	563,750
Complete Production Services, Inc.(a)	2,700	22,005
Core Laboratories NV	2,300	137,678
FMC Technologies, Inc.(a)	50,700	1,208,181
Smith International, Inc.	89,100	2,039,499
TETRA Technologies, Inc.(a)	12,900	62,694
Trican Well Service Ltd.	50,000	322,398
		5,811,124
Pharmaceuticals — 6.1%
Allergan, Inc.	26,600	1,072,512
Amylin Pharmaceuticals, Inc.(a)	42,200	457,870
BioMarin Pharmaceuticals, Inc.(a)	39,100	695,980
Cephalon, Inc.(a)	46,400	3,574,656
DENTSPLY International, Inc.	51,500	1,454,360

	Number of Shares	Value
Elan Corp. PLC Sponsored ADR (Ireland)(a)	119,200	$715,200
Express Scripts, Inc.(a)	4,600	252,908
Medarex, Inc.(a)	26,000	145,080
OSI Pharmaceuticals, Inc.(a)	12,000	468,600
Patterson Cos., Inc.(a)	1,800	33,750
Theravance, Inc.(a)	34,000	421,260
Valeant Pharmaceuticals International(a)	62,000	1,419,800
Warner Chilcott Ltd. Class A(a)	53,500	775,750
		11,487,726
Pipelines — 0.0%
The Williams Cos., Inc.	6,100	88,328
Real Estate — 0.2%
The St. Joe Co.(a)	14,000	340,480
Retail — 7.3%
Advance Auto Parts, Inc.	2,200	74,030
AnnTaylor Stores Corp.(a)	2,100	12,117
Bed Bath & Beyond, Inc.(a)	79,400	2,018,348
Best Buy Co., Inc.	12,000	337,320
Carmax, Inc.(a)	66,000	520,080
Chipotle Mexican Grill, Inc. Class B(a)	31,900	1,827,551
Coach, Inc.(a)	6,400	132,928
Copart, Inc.(a)	2,200	59,818
Dick's Sporting Goods, Inc.(a)	3,000	42,330
Family Dollar Stores, Inc.	4,300	112,101
J. Crew Group, Inc.(a)	41,000	500,200
Men's Wearhouse, Inc.	2,100	28,434
MSC Industrial Direct Co., Inc. Class A	28,000	1,031,240
O'Reilly Automotive, Inc.(a)	52,600	1,616,924
Panera Bread Co. Class A(a)	9,000	470,160
PetSmart, Inc.	93,900	1,732,455
Ross Stores, Inc.	4,900	145,677
Shoppers Drug Mart Corp.	22,000	856,298
Staples, Inc.	4,100	73,472
Starbucks Corp.(a)	6,900	65,274
Tiffany & Co.	5,200	122,876
Tim Hortons, Inc.	41,900	1,208,396
The TJX Cos., Inc.	10,900	224,213
Tractor Supply Co.(a)	1,600	57,824
Urban Outfitters, Inc.(a)	3,500	52,430
Williams-Sonoma, Inc.	4,600	36,156
Yum! Brands, Inc.	10,200	321,300
		13,679,952

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 5.7%
Altera Corp.	124,900	$2,087,079
Analog Devices, Inc.	7,100	135,042
Broadcom Corp. Class A(a)	11,600	196,852
Cree, Inc.(a)	29,000	460,230
Fairchild Semiconductor International, Inc.(a)	4,200	20,538
Integrated Device Technology, Inc.(a)	6,100	34,221
Intersil Corp. Class A	80,800	742,552
KLA-Tencor Corp.	1,600	34,864
Lam Research Corp.(a)	1,900	40,432
Linear Technology Corp.	5,400	119,448
Marvell Technology Group Ltd.(a)	186,100	1,241,287
Maxim Integrated Products, Inc.	4,200	47,964
MEMC Electronic Materials, Inc.(a)	4,400	62,832
Microchip Technology, Inc.	66,400	1,296,792
National Semiconductor Corp.	6,900	69,483
ON Semiconductor Corp.(a)	177,000	601,800
PMC-Sierra, Inc.(a)	125,000	607,500
QLogic Corp.(a)	5,800	77,952
Silicon Laboratories, Inc.(a)	3,200	79,296
Teradyne, Inc.(a)	71,800	302,996
Varian Semiconductor Equipment Associates, Inc.(a)	43,600	790,032
Xilinx, Inc.	95,200	1,696,464
		10,745,656
Software — 3.6%
Activision Blizzard, Inc.(a)	8,800	76,032
Adobe Systems, Inc.(a)	4,400	93,676
American Reprographics Co.(a)	5,400	37,260
Ansys, Inc.(a)	2,400	66,936
Autodesk, Inc.(a)	59,600	1,171,140
BMC Software, Inc.(a)	3,600	96,876
Citrix Systems, Inc.(a)	3,800	89,566
Dun & Bradstreet Corp.	2,000	154,400
Electronic Arts, Inc.(a)	6,500	104,260
Fidelity National Information Services, Inc.	1,500	24,405
Fiserv, Inc.(a)	50,700	1,843,959
Intuit, Inc.(a)	7,100	168,909
MSCI, Inc. Class A(a)	12,000	213,120
Red Hat, Inc.(a)	109,400	1,446,268
Salesforce.com, Inc.(a)	36,300	1,161,963
SEI Investments Co.	3,600	56,556
		6,805,326

	Number of Shares	Value
Telecommunications — 5.9%
Amdocs Ltd.(a)	81,000	$1,481,490
American Tower Corp. Class A(a)	76,100	2,231,252
Crown Castle International Corp.(a)	77,000	1,353,660
JDS Uniphase Corp.(a)	250,900	915,785
Juniper Networks, Inc.(a)	139,800	2,447,898
Leap Wireless International, Inc.(a)	50,800	1,366,012
MetroPCS Communications, Inc.(a)	63,100	937,035
NeuStar, Inc. Class A(a)	3,800	72,694
NII Holdings, Inc.(a)	4,300	78,174
SBA Communications Corp. Class A(a)	10,200	166,464
		11,050,464
Toys, Games & Hobbies — 0.0%
Mattel, Inc.	4,200	67,200
Transportation — 0.7%
C.H. Robinson Worldwide, Inc.	4,500	247,635
Expeditors International of Washington, Inc.	6,700	222,909
Landstar System, Inc.	5,000	192,150
UTI Worldwide, Inc.	40,000	573,600
		1,236,294
TOTAL COMMON STOCK (Cost $249,459,517)		177,739,169
TOTAL EQUITIES (Cost $249,459,517)		177,739,169
WARRANTS — 0.0%
Mining — 0.0%
Agnico-Eagle Mines Ltd., Warrants, Expires 12/03/13, Strike 47.25(b)	2,200	0
TOTAL WARRANTS (Cost $11,000)		0
TOTAL LONG-TERM INVESTMENTS (Cost $249,470,517)		177,739,169

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.2%
Repurchase Agreement — 5.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(c)	$9,665,202	$9,665,202
TOTAL SHORT-TERM INVESTMENTS (Cost $9,665,202)		9,665,202
TOTAL INVESTMENTS — 99.9% (Cost $259,135,719)(d)		187,404,371
Other Assets/ (Liabilities) — 0.1%		238,806
NET ASSETS — 100.0%		$187,643,177

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  This security is valued in good faith under procedures established by the Board of Trustees.

(c)  Maturity value of $9,665,207. Collateralized by U.S. Government Agency obligations with rates ranging from 3.970% - 4.834%, maturity dates ranging from 7/01/35 - 10/01/41, and an aggregate market value, including accrued interest, of $9,861,243.

(d)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 91.3%
COMMON STOCK — 91.3%
Agriculture — 2.1%
Bunge Ltd.	25,600	$1,325,312
Universal Corp.	59,200	1,768,304
		3,093,616
Airlines — 2.4%
Alaska Air Group, Inc.(a)	50,085	1,464,986
Continental Airlines, Inc. Class B(a)	65,400	1,181,124
SkyWest, Inc.	51,100	950,460
		3,596,570
Automotive & Parts — 0.8%
ArvinMeritor, Inc.	198,945	566,993
Autoliv, Inc.	19,000	407,740
TRW Automotive Holdings Corp.(a)	48,700	175,320
		1,150,053
Banks — 4.5%
Central Pacific Financial Corp.	11,800	118,472
Popular, Inc.	104,900	541,284
The South Financial Group, Inc.	160,600	693,792
Susquehanna Bancshares, Inc.	60,400	960,964
Synovus Financial Corp.	69,200	574,360
Trustmark Corp.	65,500	1,414,145
Webster Financial Corp.	96,900	1,335,282
Whitney Holding Corp.	58,300	932,217
		6,570,516
Beverages — 1.0%
The Pepsi Bottling Group, Inc.	62,400	1,404,624
Building Materials — 0.3%
Quanex Building Products Corp.	55,000	515,350
Chemicals — 4.0%
Arch Chemicals, Inc.	45,550	1,187,489
Ashland, Inc.	28,400	298,484
Celanese Corp. Class A	58,600	728,398
Chemtura Corp.	336,200	470,680
Cytec Industries, Inc.	55,800	1,184,076
Methanex Corp.	20,500	230,420

	Number of Shares	Value
Rockwood Holdings, Inc.(a)	110,100	$1,189,080
Westlake Chemical Corp.	35,800	583,182
		5,871,809
Commercial Services — 2.2%
Convergys Corp.(a)	127,100	814,711
Hertz Global Holdings, Inc.(a)	143,000	725,010
Kelly Services, Inc. Class A	130,700	1,700,407
		3,240,128
Computers — 1.9%
Lexmark International, Inc. Class A(a)	35,700	960,330
SanDisk Corp.(a)	81,300	780,480
Western Digital Corp.(a)	87,000	996,150
		2,736,960
Distribution & Wholesale — 3.2%
Ingram Micro, Inc. Class A(a)	123,500	1,653,665
Tech Data Corp.(a)	68,000	1,213,120
United Stationers, Inc.(a)	54,200	1,815,158
		4,681,943
Electric — 2.7%
Northeast Utilities	97,500	2,345,850
Portland General Electric Co.	33,425	650,785
Reliant Energy, Inc.(a)	156,700	905,726
		3,902,361
Electrical Components & Equipment — 0.8%
EnerSys(a)	105,300	1,158,300
Electronics — 3.4%
Arrow Electronics, Inc.(a)	88,500	1,667,340
AU Optronics Corp. Sponsored ADR (Taiwan)	134,100	1,029,888
Avnet, Inc.(a)	44,400	808,524
Benchmark Electronics, Inc.(a)	75,187	960,138
Vishay Intertechnology, Inc.(a)	142,400	487,008
		4,952,898
Foods — 6.3%
Del Monte Foods Co.	315,800	2,254,812
Ruddick Corp.	89,300	2,469,145
Smithfield Foods, Inc.(a)	140,100	1,971,207

	Number of Shares	Value
SuperValu, Inc.	92,800	$1,354,880
Tyson Foods, Inc. Class A	139,200	1,219,392
		9,269,436
Gas — 1.4%
Atmos Energy Corp.	89,500	2,121,150
Hand & Machine Tools — 0.6%
Regal-Beloit Corp.	22,800	866,172
Health Care – Services — 4.7%
AMERIGROUP Corp.(a)	86,400	2,550,528
LifePoint Hospitals, Inc.(a)	69,500	1,587,380
Molina Healthcare, Inc.(a)	74,500	1,311,945
Universal Health Services, Inc. Class B	37,000	1,390,090
		6,839,943
Home Builders — 1.1%
KB Home	12,472	169,869
Thor Industries, Inc.	111,000	1,462,980
		1,632,849
Insurance — 9.5%
Arch Capital Group Ltd.(a)	31,300	2,194,130
Aspen Insurance Holdings Ltd.	108,400	2,628,700
Fidelity National Financial, Inc. Class A	47,800	848,450
Old Republic International Corp.	128,600	1,532,912
PartnerRe Ltd.	12,700	905,129
Platinum Underwriters Holdings Ltd.	70,200	2,532,816
Reinsurance Group of America, Inc.	19,900	852,118
RenaissanceRe Holdings Ltd.	10,600	546,536
StanCorp Financial Group, Inc.	45,800	1,913,066
		13,953,857
Iron & Steel — 1.1%
Reliance Steel & Aluminum Co.	51,900	1,034,886
Steel Dynamics, Inc.	50,300	562,354
		1,597,240
Leisure Time — 1.1%
Callaway Golf Co.	172,000	1,597,880
Lodging — 0.5%
Boyd Gaming Corp.	148,900	704,297

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 1.4%
Terex Corp.(a)	121,000	$2,095,720
Machinery – Diversified — 1.8%
Briggs & Stratton Corp.	110,700	1,947,213
Gardner Denver, Inc.(a)	28,600	667,524
		2,614,737
Manufacturing — 2.0%
Acuity Brands, Inc.	27,500	960,025
AptarGroup, Inc.	47,500	1,673,900
Cooper Industries Ltd. Class A	12,900	377,067
		3,010,992
Media — 0.3%
Gannett Co., Inc.	62,000	496,000
Metal Fabricate & Hardware — 2.5%
Commercial Metals Co.	129,300	1,534,791
Mueller Industries, Inc.	84,028	2,107,422
		3,642,213
Oil & Gas — 4.3%
Cimarex Energy Co.	57,100	1,529,138
Denbury Resources, Inc.(a)	68,700	750,204
Frontier Oil Corp.	124,100	1,567,383
Helmerich & Payne, Inc.	47,900	1,089,725
Whiting Petroleum Corp.(a)	40,500	1,355,130
		6,291,580
Oil & Gas Services — 0.7%
Oil States International, Inc.(a)	53,100	992,439
Packaging & Containers — 1.5%
Owens-IIlinois, Inc.(a)	39,500	1,079,535
Sonoco Products Co.	46,000	1,065,360
		2,144,895
Pharmaceuticals — 1.1%
Omnicare, Inc.	57,600	1,598,976
Real Estate Investment Trusts (REITS) — 5.3%
Alexandria Real Estate Equities, Inc.	15,900	959,406
Digital Realty Trust, Inc.	51,400	1,688,490
Home Properties, Inc.	39,000	1,583,400
Mid-America Apartment Communities, Inc.	33,700	1,252,292
Sunstone Hotel Investors, Inc.	87,300	540,387
Tanger Factory Outlet Centers, Inc.	32,400	1,218,888
Taubman Centers, Inc.	22,500	572,850
		7,815,713

	Number of Shares	Value
Retail — 4.3%
AutoNation, Inc.(a)	59,600	$588,848
Foot Locker, Inc.	167,000	1,225,780
Insight Enterprises, Inc.(a)	116,700	805,230
J.C. Penney Co., Inc.	65,400	1,288,380
Jones Apparel Group, Inc.	29,500	172,870
Limited Brands, Inc.	73,800	740,952
Men's Wearhouse, Inc.	112,600	1,524,604
		6,346,664
Savings & Loans — 2.6%
Astoria Financial Corp.	34,100	561,968
First Niagara Financial Group, Inc.	52,400	847,308
Provident Financial Services, Inc.	39,000	596,700
Washington Federal, Inc.	119,800	1,792,208
		3,798,184
Semiconductors — 2.9%
Amkor Technology, Inc.(a)	146,900	320,242
Siliconware Precision Industries Co. Sponsored ADR (Taiwan)	401,900	1,792,474
Teradyne, Inc.(a)	250,500	1,057,110
Zoran Corp.(a)	157,400	1,075,042
		4,244,868
Telecommunications — 1.1%
Anixter International, Inc.(a)	31,800	957,816
CommScope, Inc.(a)	40,900	635,586
		1,593,402
Textiles — 0.6%
Mohawk Industries, Inc.(a)	21,300	915,261
Transportation — 2.0%
Arkansas Best Corp.	46,300	1,394,093
Con-way, Inc.	37,900	1,008,140
Werner Enterprises, Inc.	30,600	530,604
		2,932,837
Trucking & Leasing — 1.3%
GATX Corp.	60,600	1,876,782
TOTAL COMMON STOCK (Cost $201,488,931)		133,869,215
TOTAL EQUITIES (Cost $201,488,931)		133,869,215
TOTAL LONG-TERM INVESTMENTS (Cost $201,488,931)		133,869,215

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$2,451,634	$2,451,634
TOTAL SHORT-TERM INVESTMENTS (Cost $2,451,634)		2,451,634
TOTAL INVESTMENTS — 92.9% (Cost $203,940,565)(c)		136,320,849
Other Assets/ (Liabilities) — 7.1%		10,342,471
NET ASSETS — 100.0%		$146,663,320

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $2,451,635. Collateralized by U.S. Government Agency obligations with a rate of 4.755%, maturity date of 5/01/35, and an aggregate market value, including accrued interest, of $2,501,989.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 98.0%
COMMON STOCK — 98.0%
Advertising — 0.1%
inVentiv Health, Inc.(a)	3,471	$40,056
Aerospace & Defense — 2.8%
AAR Corp.(a)	4,052	74,597
Cubic Corp.	1,600	43,520
Curtiss-Wright Corp.	4,740	158,268
Esterline Technologies Corp.(a)	3,119	118,179
GenCorp, Inc.(a)	5,204	19,151
Kaman Corp.	2,631	47,700
Moog, Inc. Class A(a)	4,491	164,236
Orbital Sciences Corp.(a)	6,202	121,125
Teledyne Technologies, Inc.(a)	3,711	165,325
Triumph Group, Inc.	1,739	73,838
		985,939
Agriculture — 0.2%
Alliance One International, Inc.(a)	9,505	27,945
The Andersons, Inc.	1,929	31,790
		59,735
Airlines — 0.3%
SkyWest, Inc.	6,000	111,600
Apparel — 1.7%
Carter's, Inc.(a)	5,900	113,634
Crocs, Inc.(a)	8,789	10,898
Deckers Outdoor Corp.(a)	1,313	104,869
Iconix Brand Group, Inc.(a)	6,093	59,590
K-Swiss, Inc. Class A	2,821	32,159
Maidenform Brands, Inc.(a)	2,000	20,300
Oxford Industries, Inc.	1,400	12,278
Perry Ellis International, Inc.(a)	1,235	7,830
Quiksilver, Inc.(a)	13,395	24,647
Skechers U.S.A., Inc. Class A(a)	3,490	44,742
True Religion Apparel, Inc.(a)	1,900	23,636
Volcom, Inc.(a)	1,638	17,854
Wolverine World Wide, Inc.	5,185	109,093
		581,530

	Number of Shares	Value
Auto Manufacturers — 0.0%
Wabash National Corp.	3,200	$14,400
Automotive & Parts — 0.2%
ATC Technology Corp.(a)	2,187	31,996
Spartan Motors, Inc.	3,400	16,082
Standard Motor Products, Inc.	1,300	4,498
Superior Industries International, Inc.	2,428	25,542
		78,118
Banks — 8.5%
Bank Mutual Corp.	5,100	58,854
Boston Private Financial Holdings, Inc.	6,650	45,486
Cascade Bancorp	2,900	19,575
Central Pacific Financial Corp.	3,000	30,120
Columbia Banking System, Inc.	1,900	22,667
Community Bank System, Inc.	3,312	80,780
Corus Bankshares, Inc.	3,283	3,644
East West Bancorp, Inc.	6,642	106,073
First Bancorp	7,996	89,075
First Commonwealth Financial Corp.	7,700	95,326
First Financial Bancorp	3,300	40,887
First Financial Bankshares, Inc.	2,200	121,462
First Midwest Bancorp, Inc.	5,036	100,569
Frontier Financial Corp.	5,010	21,844
Glacier Bancorp, Inc.	6,199	117,905
Hancock Holding Co.	2,510	114,105
Hanmi Financial Corp.	3,900	8,034
Home Bancshares, Inc.	1,400	37,730
Independent Bank Corp.	2,120	4,579
Independent Bank Corp.	1,700	44,472
Irwin Financial Corp.(a)	2,000	2,580
Nara Bancorp, Inc.	2,300	22,609
National Penn Bancshares, Inc.	8,353	121,202
Old National Bancorp	6,898	125,268
PrivateBancorp, Inc.	2,802	90,953
Prosperity Bancshares, Inc.	4,409	130,462
Provident Bankshares Corp.	3,511	33,916
S&T Bancorp, Inc.	2,500	88,750
Signature Bank(a)	3,662	105,063

	Number of Shares	Value
The South Financial Group, Inc.	7,713	$33,320
Sterling Bancorp	1,900	26,657
Sterling Bancshares, Inc.	7,641	46,457
Sterling Financial Corp.	5,454	47,995
Susquehanna Bancshares, Inc.	8,974	142,776
Tompkins Financial Corp.	699	40,507
Trustco Bank Corp. NY	7,900	75,129
UCBH Holdings, Inc.	11,542	79,409
UMB Financial Corp.	3,038	149,287
Umpqua Holdings Corp.	6,354	91,942
United Bankshares, Inc.	3,922	130,289
United Community Banks	4,321	58,679
Whitney Holding Corp.	6,826	109,148
Wilshire Bancorp, Inc.	2,057	18,678
Wintrust Financial Corp.	2,476	50,931
		2,985,194
Beverages — 0.4%
Boston Beer Co., Inc. Class A(a)	1,000	28,400
Green Mountain Coffee Roasters, Inc.(a)	1,852	71,672
Peet's Coffee & Tea, Inc.(a)	1,200	27,900
		127,972
Biotechnology — 1.1%
Arqule, Inc.(a)	3,000	12,660
Cambrex Corp.(a)	3,000	13,860
CryoLife, Inc.(a)	2,926	28,411
Enzo Biochem, Inc.(a)	3,400	16,626
Integra LifeSciences Holdings Corp.(a)	2,036	72,421
Martek Biosciences Corp.	3,496	105,964
Regeneron Pharmaceuticals, Inc.(a)	6,536	120,001
		369,943
Building Materials — 1.9%
Apogee Enterprises, Inc.	3,005	31,132
Drew Industries, Inc.(a)	2,067	24,804
Eagle Materials, Inc.	4,600	84,686
Gibraltar Industries, Inc.	2,847	33,993
Lennox International, Inc.	4,948	159,771
NCI Building Systems, Inc.(a)	2,074	33,806
Quanex Building Products Corp.	3,974	37,236
Simpson Manufacturing Co., Inc.	3,906	108,431

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Texas Industries, Inc.	2,875	$99,187
Universal Forest Products, Inc.	1,724	46,393
		659,439
Chemicals — 1.4%
Arch Chemicals, Inc.	2,617	68,225
Balchem Corp.	1,900	47,329
Georgia Gulf Corp.	3,188	3,411
H.B. Fuller Co.	5,082	81,871
NewMarket Corp.	1,325	46,256
OM Group, Inc.(a)	3,172	66,961
Penford Corp.	1,200	12,144
PolyOne Corp.(a)	9,865	31,075
Quaker Chemical Corp.	1,100	18,095
Schulman (A.), Inc.	2,800	47,600
Stepan Co.	775	36,417
Zep, Inc.	2,200	42,482
		501,866
Commercial Services — 6.1%
Aaron Rents, Inc.	5,545	147,608
ABM Industries, Inc.	4,641	88,411
Administaff, Inc.	2,253	48,845
AMN Healthcare Services, Inc.(a)	3,478	29,424
Arbitron, Inc.	2,724	36,175
Bankrate, Inc.(a)	1,518	57,684
Bowne & Co., Inc.	2,838	16,687
Capella Education Co.(a)	1,500	88,140
CDI Corp.	1,326	17,158
Chemed Corp.	2,335	92,863
Coinstar, Inc.(a)	2,997	58,472
Consolidated Graphics, Inc.(a)	1,142	25,855
Corvel Corp.(a)	866	19,035
Cross Country Healthcare, Inc.(a)	3,200	28,128
Forrester Research, Inc.(a)	1,600	45,136
The Geo Group, Inc.(a)	5,400	97,362
Gevity HR, Inc.	2,500	3,775
Healthcare Services Group, Inc.	4,496	71,621
Healthspring, Inc.(a)	5,180	103,445
Heartland Payment Systems, Inc.	2,600	45,500
Heidrick & Struggles International, Inc.	1,723	37,113
Hillenbrand, Inc.	6,556	109,354
HMS Holdings Corp.(a)	2,688	84,726
Kendle International, Inc.(a)	1,352	34,774
Landauer, Inc.	1,000	73,300
Live Nation, Inc.(a)	8,053	46,224

	Number of Shares	Value
Maximus, Inc.	1,893	$66,463
Midas, Inc.(a)	1,500	15,735
On Assignment, Inc.(a)	3,700	20,979
PAREXEL International Corp.(a)	5,773	56,056
Pre-Paid Legal Services, Inc.(a)	839	31,286
Rewards Network, Inc.(a)	2,600	6,734
Spherion Corp.(a)	5,600	12,376
Startek, Inc.(a)	1,400	6,230
Ticketmaster(a)	4,100	26,322
TrueBlue, Inc.(a)	4,534	43,390
Universal Technical Institute, Inc.(a)	2,270	38,976
Viad Corp.	2,127	52,622
Volt Information Sciences, Inc.(a)	1,400	10,122
Watson Wyatt Worldwide, Inc. Class A	4,432	211,938
Wright Express Corp.(a)	4,066	51,232
		2,157,276
Computers — 1.8%
Agilysys, Inc.	2,393	10,266
CACI International, Inc. Class A(a)	3,144	141,763
Catapult Communications Corp.(a)	982	6,452
Ciber, Inc.(a)	5,600	26,936
Hutchinson Technology, Inc.(a)	2,421	8,425
Integral Systems, Inc.(a)	1,800	21,690
Manhattan Associates, Inc.(a)	2,463	38,940
Mercury Computer Systems, Inc.(a)	2,400	15,144
MICROS Systems, Inc.(a)	8,365	136,517
MTS Systems Corp.	1,769	47,126
Radiant Systems, Inc.(a)	2,900	9,773
RadiSys Corp.(a)	2,400	13,272
Stratasys, Inc.(a)	2,200	23,650
SYKES Enterprises, Inc.(a)	3,466	66,270
Synaptics, Inc.(a)	3,550	58,788
		625,012
Cosmetics & Personal Care — 0.4%
Chattem, Inc.(a)	2,021	144,562
Distribution & Wholesale — 1.8%
Brightpoint, Inc.(a)	5,372	23,368
Fossil, Inc.(a)	4,720	78,824
MWI Veterinary Supply, Inc.(a)	1,300	35,048
Owens & Minor, Inc.	4,394	165,434
Pool Corp.	5,001	89,868

	Number of Shares	Value
ScanSource, Inc.(a)	2,726	$52,530
United Stationers, Inc.(a)	2,407	80,611
Watsco, Inc.	2,971	114,086
		639,769
Diversified Financial — 2.1%
Financial Federal Corp.	2,658	61,852
Greenhill & Co., Inc.	1,900	132,563
Investment Technology Group, Inc.(a)	4,625	105,080
LaBranche & Co., Inc.(a)	5,513	26,407
National Financial Partners Corp.	4,247	12,911
optionsXpress Holdings, Inc.	4,400	58,784
Piper Jaffray Cos.(a)	1,565	62,224
Portfolio Recovery Associates, Inc.(a)	1,620	54,821
Stifel Financial Corp.(a)	2,726	124,987
SWS Group, Inc.	2,879	54,557
TradeStation Group, Inc.(a)	3,333	21,498
World Acceptance Corp.(a)	1,722	34,027
		749,711
Electric — 2.1%
Allete, Inc.	2,708	87,387
Avista Corp.	5,657	109,633
Central Vermont Public Service Corp.	1,200	28,632
CH Energy Group, Inc.	1,700	87,363
Cleco Corp.	6,372	145,473
El Paso Electric Co.(a)	4,662	84,335
UIL Holdings Corp.	2,666	80,060
Unisource Energy Corp.	3,725	109,366
		732,249
Electrical Components & Equipment — 0.8%
Advanced Energy Industries, Inc.(a)	3,424	34,069
Belden, Inc.	4,871	101,707
C&D Technologies, Inc.(a)	2,741	8,579
Greatbatch, Inc.(a)	2,400	63,504
Littelfuse, Inc.(a)	2,300	38,180
Magnetek, Inc.(a)	3,700	8,880
Vicor Corp.	2,000	13,220
		268,139
Electronics — 3.8%
Analogic Corp.	1,389	37,892
Axsys Technologies, Inc.(a)	971	53,269
Bel Fuse, Inc. Class B	1,300	27,560
Benchmark Electronics, Inc.(a)	6,850	87,475

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Brady Corp. Class A	5,488	$131,438
Checkpoint Systems, Inc.(a)	4,021	39,567
CTS Corp.	3,500	19,285
Cymer, Inc.(a)	3,051	66,847
Daktronics, Inc.	3,554	33,265
Dionex Corp.(a)	1,836	82,345
Electro Scientific Industries, Inc.(a)	2,800	19,012
Faro Technologies, Inc.(a)	1,766	29,775
FEI Co.(a)	3,854	72,687
II-VI, Inc.(a)	2,516	48,030
Itron, Inc.(a)	3,619	230,675
Keithley Instruments, Inc.	1,600	5,840
Lo-Jack Corp.(a)	2,000	8,240
Methode Electronics, Inc.	4,000	26,960
Newport Corp.(a)	3,800	25,764
Park Electrochemical Corp.	2,144	40,650
Plexus Corp.(a)	4,081	69,173
Rogers Corp.(a)	1,901	52,791
Sonic Solutions, Inc.(a)	2,800	4,928
Technitrol, Inc.	4,378	15,235
TTM Technologies, Inc.(a)	4,454	23,205
Watts Water Technologies, Inc. Class A	3,055	76,283
		1,328,191
Energy – Alternate Sources — 0.1%
Headwaters, Inc.(a)	4,399	29,693
Engineering & Construction — 0.6%
Emcor Group, Inc.(a)	6,850	153,645
Insituform Technologies, Inc. Class A(a)	2,920	57,495
		211,140
Entertainment — 0.2%
Pinnacle Entertainment, Inc.(a)	6,241	47,931
Shuffle Master, Inc.(a)	5,894	29,234
		77,165
Environmental Controls — 0.8%
Calgon Carbon Corp.(a)	5,664	86,999
Darling International, Inc.(a)	8,513	46,736
TETRA Technologies, Inc.(a)	6,263	151,252
		284,987
Foods — 1.8%
Cal-Maine Foods, Inc.	1,300	37,310
Diamond Foods, Inc.	1,700	34,255
Great Atlantic & Pacific Tea Co.(a)	3,168	19,863

	Number of Shares	Value
Hain Celestial Group, Inc.(a)	4,198	$80,140
J&J Snack Foods Corp.	1,500	53,820
Lance, Inc.	3,332	76,436
Nash Finch Co.	1,341	60,198
Sanderson Farms, Inc.	1,823	63,003
Spartan Stores, Inc.	2,253	52,382
TreeHouse Foods, Inc.(a)	3,335	90,845
United Natural Foods, Inc.(a)	4,453	79,353
		647,605
Forest Products & Paper — 0.9%
Buckeye Technologies, Inc.(a)	4,100	14,924
Clearwater Paper Corp.(a)	1,200	10,068
Deltic Timber Corp.	1,118	51,149
Neenah Paper, Inc.	1,508	13,331
Rock-Tenn Co. Class A	4,024	137,540
Schweitzer-Mauduit International, Inc.	1,600	32,032
Wausau Paper Corp.	5,100	58,344
		317,388
Gas — 3.2%
Atmos Energy Corp.	9,687	229,582
The Laclede Group, Inc.	2,268	106,233
New Jersey Resources Corp.	4,469	175,855
Northwest Natural Gas Co.	2,738	121,102
Piedmont Natural Gas Co., Inc.	7,750	245,442
South Jersey Industries, Inc.	3,088	123,057
Southwest Gas Corp.	4,514	113,843
		1,115,114
Hand & Machine Tools — 0.6%
Baldor Electric Co.	4,882	87,144
Regal-Beloit Corp.	3,364	127,798
		214,942
Health Care – Products — 4.4%
Abaxis, Inc.(a)	2,315	37,109
American Medical Systems Holdings, Inc.(a)	7,666	68,917
ArthroCare Corp.(a)	2,778	13,251
CONMED Corp.(a)	2,956	70,767
Cyberonics, Inc.(a)	2,415	40,017
Datascope Corp.	1,374	71,778
Haemonetics Corp.(a)	2,665	150,573
ICU Medical, Inc.(a)	1,317	43,645
Immucor, Inc.(a)	7,394	196,533
Invacare Corp.	3,295	51,138
Kensey Nash Corp.(a)	1,200	23,292

	Number of Shares	Value
LCA-Vision, Inc.	1,977	$8,125
Mentor Corp.	3,629	112,245
Meridian Bioscience, Inc.	4,243	108,069
Merit Medical Systems, Inc.(a)	2,912	52,212
Natus Medical, Inc.(a)	2,900	37,555
Osteotech, Inc.(a)	2,100	3,549
Palomar Medical Technologies, Inc.(a)	1,900	21,907
PSS World Medical, Inc.(a)	6,441	121,220
SurModics, Inc.(a)	1,530	38,663
Symmetry Medical, Inc.(a)	3,756	29,935
The Cooper Cos., Inc.	4,665	76,506
West Pharmaceutical Services, Inc.	3,384	127,814
Zoll Medical Corp.(a)	2,225	42,030
		1,546,850
Health Care – Services — 3.2%
Air Methods Corp.(a)	1,118	17,877
Amedisys, Inc.(a)	2,862	118,315
AMERIGROUP Corp.(a)	5,574	164,544
AmSurg Corp.(a)	3,256	75,995
Centene Corp.(a)	4,473	88,163
Gentiva Health Services, Inc.(a)	2,992	87,546
Healthways, Inc.(a)	3,485	40,008
LHC Group, Inc.(a)	1,542	55,512
Magellan Health Services, Inc.(a)	4,190	164,080
Medcath Corp.(a)	2,036	21,256
Molina Healthcare, Inc.(a)	1,500	26,415
Odyssey Healthcare, Inc.(a)	3,400	31,450
Pediatrix Medical Group, Inc.(a)	4,779	151,494
RehabCare Group, Inc.(a)	1,880	28,501
Res-Care, Inc.(a)	2,700	40,554
		1,111,710
Home Builders — 0.3%
Champion Enterprises, Inc.(a)	8,313	4,655
M/I Homes, Inc.	1,415	14,914
Meritage Home Corp.(a)	3,215	39,127
Skyline Corp.	700	13,993
Standard Pacific Corp.(a)	9,680	17,230
Winnebago Industries, Inc.	3,053	18,410
		108,329
Home Furnishing — 0.3%
Audiovox Corp. Class A(a)	1,900	9,519
Bassett Furniture Industries, Inc.	1,300	4,355

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ethan Allen Interiors, Inc.	2,986	$42,909
La-Z-Boy, Inc.	5,500	11,935
Universal Electronics, Inc.(a)	1,504	24,395
		93,113
Household Products — 0.3%
Central Garden & Pet Co. Class A(a)	7,500	44,250
Russ Berrie & Co., Inc.(a)	1,700	5,049
The Standard Register Co.	1,300	11,609
WD-40 Co.	1,768	50,017
		110,925
Housewares — 0.5%
National Presto Industries, Inc.	545	41,965
The Toro Co.	3,755	123,915
		165,880
Insurance — 3.2%
American Physicians Capital, Inc.	843	40,549
Amerisafe, Inc.(a)	2,000	41,060
Delphi Financial Group, Inc. Class A	4,332	79,882
Infinity Property & Casualty Corp.	1,516	70,843
Navigators Group, Inc.(a)	1,364	74,897
Presidential Life Corp.	2,200	21,758
ProAssurance Corp.(a)	3,549	187,316
RLI Corp.	1,814	110,944
Safety Insurance Group, Inc.	1,700	64,702
Selective Insurance Group	5,542	127,078
Stewart Information Services Corp.	1,863	43,762
Tower Group, Inc.	2,143	60,454
United Fire & Casualty Co.	2,398	74,506
Zenith National Insurance Corp.	3,925	123,912
		1,121,663
Internet — 1.8%
Blue Coat Systems, Inc.(a)	4,119	34,600
Blue Nile, Inc.(a)	1,479	36,221
CyberSources Corp.(a)	7,299	87,515
DealerTrack Holdings, Inc.(a)	4,178	49,676
InfoSpace, Inc.	3,600	27,180
Interwoven, Inc.(a)	4,800	60,480
j2 Global Communications, Inc.(a)	4,606	92,304
The Knot, Inc.(a)	3,053	25,401

	Number of Shares	Value
NutriSystem, Inc.	3,116	$45,463
PC-Tel, Inc.	2,000	13,140
Perficient, Inc.(a)	3,382	16,166
Stamps.com, Inc.(a)	1,500	14,745
United Online, Inc.	8,541	51,844
Websense, Inc.(a)	4,721	70,673
		625,408
Iron & Steel — 0.1%
Olympic Steel, Inc.	902	18,374
Leisure Time — 0.9%
Arctic Cat, Inc.	1,300	6,227
Brunswick Corp.	9,193	38,703
Interval Leisure Group, Inc.(a)	4,100	22,099
Multimedia Games, Inc.(a)	2,500	5,950
Nautilus, Inc.(a)	2,500	5,525
Polaris Industries, Inc.	3,342	95,748
WMS Industries, Inc.(a)	5,229	140,660
		314,912
Lodging — 0.1%
Marcus Corp.	2,200	35,706
Monarch Casino & Resort, Inc.(a)	1,200	13,980
		49,686
Machinery – Construction & Mining — 0.2%
Astec Industries, Inc.(a)	2,047	64,132
Machinery – Diversified — 1.7%
Albany International Corp. Class A	2,812	36,106
Applied Industrial Technologies, Inc.	3,796	71,820
Briggs & Stratton Corp.	5,232	92,031
Cascade Corp.	900	26,874
Cognex Corp.	4,088	60,502
Gardner Denver, Inc.(a)	5,494	128,230
Gerber Scientific, Inc.(a)	2,500	12,775
Intermec, Inc.(a)	5,100	67,728
Intevac, Inc.(a)	2,253	11,423
Lindsay Corp.	1,288	40,946
Robbins & Myers, Inc.	3,624	58,600
		607,035
Manufacturing — 2.4%
A.O. Smith Corp.	2,304	68,014
Actuant Corp. Class A	5,900	112,218
Acuity Brands, Inc.	4,200	146,622
Barnes Group, Inc.	4,500	65,250
Ceradyne, Inc.(a)	2,700	54,837
Clarcor, Inc.	5,377	178,409
EnPro Industries, Inc.(a)	2,149	46,289

	Number of Shares	Value
Griffon Corp.(a)	4,976	$46,426
John Bean Technologies Corp.	2,900	23,693
Lydall, Inc.(a)	1,800	10,350
Myers Industries, Inc.	3,000	24,000
Standex International Corp.	1,300	25,792
Sturm, Ruger & Co., Inc.(a)	2,200	13,134
Tredegar Corp.	2,000	36,360
		851,394
Media — 0.0%
4 Kids Entertainment, Inc.(a)	1,400	2,744
AH Belo Corp. Class A	1,800	3,924
The E.W. Scripps Co. Class A	3,166	6,997
		13,665
Metal Fabricate & Hardware — 1.2%
A.M. Castle & Co.	1,783	19,310
Circor International, Inc.	1,800	49,500
Kaydon Corp.	3,526	121,118
Lawson Products, Inc.	480	10,968
Mueller Industries, Inc.	3,922	98,364
Valmont Industries, Inc.	1,786	109,589
		408,849
Mining — 0.4%
Amcol International Corp.	2,389	50,049
Brush Engineered Materials, Inc.(a)	2,183	27,768
Century Aluminum Co.(a)	3,819	38,190
RTI International Metals, Inc.(a)	2,448	35,031
		151,038
Office Furnishings — 0.1%
Interface, Inc. Class A	5,950	27,608
Oil & Gas — 1.7%
Atwood Oceanics, Inc.(a)	5,836	89,174
Holly Corp.	4,300	78,389
Penn Virginia Corp.	4,365	113,403
Petroleum Development Corp.(a)	1,546	37,212
PetroQuest Energy, Inc.(a)	4,531	30,629
Pioneer Drilling Co.(a)	5,213	29,036
St. Mary Land & Exploration Co.	6,561	133,254
Stone Energy Corp.(a)	3,644	40,157
Swift Energy Co.(a)	3,196	53,725
		604,979

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.9%
Basic Energy Services, Inc.(a)	2,438	$31,792
CARBO Ceramics, Inc.	2,069	73,512
Dril-Quip, Inc.(a)	3,151	64,627
Gulf Island Fabrication, Inc.	1,432	20,635
Hornbeck Offshore Services, Inc.(a)	2,422	39,575
ION Geophysical Corp.(a)	9,040	31,007
Lufkin Industries, Inc.	1,539	53,096
Matrix Service Co.(a)	2,784	21,353
NATCO Group, Inc. Class A(a)	2,117	32,136
Oil States International, Inc.(a)	5,200	97,188
SEACOR Holdings, Inc.(a)	2,075	138,299
Superior Well Services, Inc.(a)	1,781	17,810
TETRA Technologies, Inc.(a)	7,821	38,010
		659,040
Pharmaceuticals — 1.7%
Cubist Pharmaceuticals, Inc.(a)	6,054	146,265
HealthExtras, Inc.(a)	3,946	96,085
Mannatech, Inc.	1,700	4,165
Noven Pharmaceuticals, Inc.(a)	2,600	28,600
Par Pharmaceutical Cos., Inc.(a)	3,600	48,276
PetMed Express, Inc.(a)	2,500	44,075
PharMerica Corp.(a)	3,186	49,925
Salix Pharmaceuticals Ltd.(a)	5,000	44,150
Savient Pharmaceuticals, Inc.(a)	5,007	28,990
Theragenics Corp.(a)	4,000	4,680
Viropharma, Inc.(a)	8,331	108,469
		603,680
Real Estate — 0.1%
Forestar Real Estate Group, Inc.(a)	3,723	35,443
Real Estate Investment Trusts (REITS) — 6.0%
Acadia Realty Trust	3,434	49,003
BioMed Realty Trust, Inc.	8,312	97,417
Cedar Shopping Centers, Inc.	4,700	33,276
Colonial Properties Trust	5,064	42,183
DiamondRock Hospitality Co.	9,456	47,942

	Number of Shares	Value
Eastgroup Properties	2,639	$93,896
Entertainment Properties Trust	3,451	102,840
Extra Space Storage, Inc.	8,824	91,064
Franklin Street Properties Corp.	6,200	91,450
Home Properties, Inc.	3,419	138,811
Inland Real Estate Corp.	6,019	78,127
Kilroy Realty Corp.	3,422	114,500
Kite Realty Group Trust	3,506	19,493
LaSalle Hotel Properties	4,300	47,515
Lexington Realty Trust	7,527	37,635
LTC Properties, Inc.	2,406	48,794
Medical Properties Trust, Inc.	6,948	43,842
Mid-America Apartment Communities, Inc.	2,920	108,507
National Retail Properties, Inc.	8,197	140,906
Parkway Properties, Inc.	1,649	29,682
Pennsylvania Real Estate Investment Trust	4,097	30,523
Post Properties, Inc.	4,600	75,900
PS Business Parks, Inc.	1,516	67,704
Senior Housing Properties Trust	12,158	217,871
Sovran Self Storage, Inc.	2,311	83,196
Tanger Factory Outlet Centers, Inc.	3,414	128,435
Urstadt Biddle Properties, Inc. Class A	2,200	35,046
		2,095,558
Retail — 7.0%
Big 5 Sporting Goods Corp.	2,300	11,983
Brown Shoe Co., Inc.	4,450	37,692
The Buckle, Inc.	2,400	52,368
Buffalo Wild Wings, Inc.(a)	1,839	47,170
Cabelas, Inc.(a)	4,079	23,781
California Pizza Kitchen, Inc.(a)	2,591	27,776
Casey's General Stores, Inc.	5,279	120,203
Cash America International, Inc.	3,035	83,007
Cato Corp. Class A	3,100	46,810
CEC Entertainment, Inc.(a)	2,370	57,473
Charlotte Russe Holding, Inc.(a)	2,162	14,031
Children's Place(a)	2,508	54,373
Christopher & Banks Corp.	3,800	21,280
CKE Restaurants, Inc.	5,678	49,285

	Number of Shares	Value
Cracker Barrel Old Country Store, Inc.	2,300	$47,357
DineEquity, Inc.	1,646	19,028
Dress Barn, Inc.(a)	4,741	50,918
The Finish Line, Inc. Class A	5,769	32,306
First Cash Financial Services, Inc.(a)	2,700	51,462
Fred's, Inc. Class A	4,187	45,052
Genesco, Inc.(a)	1,948	32,960
Group 1 Automotive, Inc.	2,453	26,419
The Gymboree Corp.(a)	3,027	78,974
Haverty Furniture Cos., Inc.	2,000	18,660
Hibbett Sports, Inc.(a)	2,974	46,722
Hot Topic, Inc.(a)	4,600	42,642
HSN, Inc.(a)	4,100	29,807
Insight Enterprises, Inc.(a)	4,800	33,120
Jack in the Box, Inc.(a)	5,940	131,215
Jo-Ann Stores, Inc.(a)	2,609	40,413
Jos. A. Bank Clothiers, Inc.(a)	1,927	50,391
Landrys Restaurants, Inc.	1,346	15,614
Lithia Motors, Inc. Class A	1,967	6,412
Liz Claiborne, Inc.	9,900	25,740
MarineMax, Inc.(a)	1,960	6,644
Men's Wearhouse, Inc.	5,352	72,466
Movado Group, Inc.	1,900	17,841
O' Charley's, Inc.	2,300	4,600
OfficeMax, Inc.	7,996	61,090
P.F. Chang's China Bistro, Inc.(a)	2,515	52,664
Panera Bread Co. Class A(a)	3,267	170,668
Papa John's International, Inc.(a)	2,222	40,952
The PEP Boys-Manny Moe & Jack	4,600	18,998
Red Robin Gourmet Burgers, Inc.(a)	1,587	26,709
Ruby Tuesday, Inc.(a)	5,652	8,817
Ruth's Chris Steak House(a)	2,000	2,760
School Specialty, Inc.(a)	1,701	32,523
Sonic Automotive, Inc. Class A	3,000	11,940
Sonic Corp.(a)	6,272	76,330
Stage Stores, Inc.	3,996	32,967
The Steak'n Shake Co.(a)	3,000	17,850
Stein Mart, Inc.(a)	2,700	3,051
Texas Roadhouse, Inc. Class A(a)	5,373	41,641

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tractor Supply Co.(a)	3,390	$122,515
Tuesday Morning Corp.(a)	3,200	5,216
Tween Brands, Inc.(a)	2,575	11,124
World Fuel Services Corp.	3,101	114,737
Zale Corp.(a)	3,389	11,285
Zumiez, Inc.(a)	2,133	15,891
		2,453,723
Savings & Loans — 0.4%
Anchor Bancorp Wisconsin, Inc.	1,900	5,244
BankAtlantic Bancorp, Inc.	860	4,988
Brookline Bancorp, Inc.	6,100	64,965
Dime Community Bancshares	2,700	35,910
Flagstar Bancorp, Inc.(a)	5,200	3,692
Guaranty Financial Group, Inc.(a)	11,400	29,754
		144,553
Semiconductors — 3.1%
Actel Corp.(a)	2,700	31,644
ATMI, Inc.(a)	3,280	50,610
Axcelis Technologies, Inc.(a)	10,914	5,566
Brooks Automation, Inc.(a)	6,673	38,770
Cabot Microelectronics Corp.(a)	2,432	63,402
Cohu, Inc.	2,400	29,160
Cypress Semiconductor Corp.(a)	15,200	67,944
Diodes, Inc.(a)	3,391	20,550
DSP Group, Inc.(a)	2,893	23,202
Exar Corp.(a)	4,493	29,968
Hittite Microwave Corp.(a)	2,000	58,920
Kopin Corp.(a)	7,600	15,504
Kulicke & Soffa Industries, Inc.(a)	5,716	9,717
Micrel, Inc.	5,145	37,610
Microsemi Corp.(a)	8,614	108,881
MKS Instruments, Inc.(a)	5,167	76,420
Pericom Semiconductor Corp.(a)	2,657	14,560
Rudolph Technologies, Inc.(a)	3,166	11,176
Skyworks Solutions, Inc.(a)	17,457	96,712
Standard Microsystems Corp.(a)	2,300	37,582
Supertex, Inc.(a)	1,400	33,614
TriQuint Semiconductor, Inc.(a)	15,100	51,944

	Number of Shares	Value
Ultratech, Inc.(a)	2,437	$29,147
Varian Semiconductor Equipment Associates, Inc.(a)	7,550	136,806
Veeco Instruments, Inc.(a)	3,353	21,258
		1,100,667
Software — 3.4%
Avid Technology, Inc.(a)	3,200	34,912
Blackbaud, Inc.	4,576	61,776
Concur Technologies, Inc.(a)	4,459	146,344
CSG Systems International, Inc.(a)	3,691	64,482
Digi International, Inc.(a)	2,700	21,897
Eclipsys Corp.(a)	5,700	80,883
Epicor Software Corp.(a)	6,255	30,024
EPIQ Systems, Inc.(a)	3,749	62,646
Informatica Corp.(a)	9,261	127,154
JDA Software Group, Inc.(a)	2,854	37,473
Omnicell, Inc.(a)	3,194	38,999
Phase Forward, Inc.(a)	4,491	56,227
Phoenix Technologies Ltd.(a)	2,928	10,248
Progress Software Corp.(a)	4,142	79,775
Quality Systems, Inc.	1,907	83,183
Smith Micro Software, Inc.(a)	2,900	16,124
SPSS, Inc.(a)	1,894	51,062
SYNNEX Corp.(a)	1,913	21,674
Take Two Interactive Software, Inc.	8,067	60,987
Taleo Corp. Class A(a)	3,200	25,056
THQ, Inc.(a)	7,053	29,552
Tyler Technologies, Inc.(a)	3,100	37,138
		1,177,616
Storage & Warehousing — 0.1%
Mobile Mini, Inc.(a)	3,645	52,561
Telecommunications — 2.4%
Adaptec, Inc.(a)	12,600	41,580
Anixter International, Inc.(a)	3,177	95,691
Applied Signal Technology, Inc.	1,300	23,322
Arris Group, Inc.(a)	12,857	102,213
Black Box Corp.	1,851	48,348
Comtech Telecommunications(a)	2,516	115,283

	Number of Shares	Value
EMS Technologies, Inc.(a)	1,600	$41,392
Fairpoint Communications, Inc.	9,434	30,944
General Communication, Inc. Class A(a)	4,600	37,214
Harmonic, Inc.(a)	9,905	55,567
Netgear, Inc.(a)	3,743	42,708
Network Equipment Technologies, Inc.(a)	2,900	8,352
Novatel Wireless, Inc.(a)	3,139	14,565
Symmetricom, Inc.(a)	4,900	19,355
Tekelec(a)	6,900	92,046
Tollgrade Communications, Inc.(a)	1,600	7,648
Viasat, Inc.(a)	2,800	67,424
		843,652
Textiles — 0.2%
G&K Services, Inc. Class A	2,019	40,824
UniFirst Corp.	1,521	45,159
		85,983
Toys, Games & Hobbies — 0.2%
JAKKS Pacific, Inc.(a)	2,862	59,043
RC2 Corp.(a)	1,764	18,822
		77,865
Transportation — 2.8%
Arkansas Best Corp.	2,594	78,105
Bristow Group, Inc.(a)	3,027	81,093
Forward Air Corp.	3,009	73,028
Heartland Express, Inc.	5,852	92,228
Hub Group, Inc. Class A(a)	3,953	104,873
Kirby Corp.(a)	5,647	154,502
Knight Transportation, Inc.	6,028	97,171
Landstar System, Inc.	5,536	212,749
Old Dominion Freight Line, Inc.(a)	2,858	81,339
		975,088
Water — 0.2%
American States Water Co.	1,800	59,364
TOTAL COMMON STOCK (Cost $53,977,572)		34,419,078
TOTAL EQUITIES (Cost $53,977,572)		34,419,078

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.1%
Diversified Financial — 0.1%
iShares S&P SmallCap 600 Index Fund	573	$25,212
TOTAL MUTUAL FUNDS (Cost $35,710)		25,212
TOTAL LONG-TERM INVESTMENTS (Cost $54,013,282)		34,444,290
	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$704,622	704,622
U.S. Treasury Bills — 0.3%
U.S. Treasury Bill(c) 0.001% 5/14/09	10,000	10,000
U.S. Treasury Bill(c) 0.100% 5/14/09	100,000	99,963
		109,963
TOTAL SHORT-TERM INVESTMENTS (Cost $814,585)		814,585
TOTAL INVESTMENTS — 100.4% (Cost $54,827,867)(d)		35,258,875
Other Assets/ (Liabilities) — (0.4%)		(130,825)
NET ASSETS — 100.0%		$35,128,050

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Maturity value of $704,623. Collateralized by U.S. Government Agency obligations with a rate of 4.758%, maturity date of 7/01/34, and an aggregate market value, including accrued interest, of $718,917.

(c)  This security is held as collateral for open futures contracts. (Note 2).

(d)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 94.1%
COMMON STOCK — 94.1%
Advertising — 1.4%
Ipsos	6,952	$187,059
Teleperformance	5,315	148,208
		335,267
Aerospace & Defense — 0.9%
Raytheon Co.	4,250	216,920
Auto Manufacturers — 0.5%
Toyota Motor Corp. Sponsored ADR (Japan)	1,900	124,336
Automotive & Parts — 0.8%
Continental AG(a)	973	97,787
Hyundai Mobis(a)	2,010	102,823
		200,610
Banks — 6.4%
Bank of America Corp.	15,964	224,773
The Bank of New York Mellon Corp.	12,300	348,459
DnB NOR ASA	33,330	133,140
PNC Financial Services Group, Inc.	2,400	117,600
State Bank of India Ltd. Sponsored GDR (India)	1,770	97,247
State Street Corp.	3,140	123,496
U.S. Bancorp	7,450	186,324
UBI Banca	5,950	86,114
United Overseas Bank Ltd.	13,000	117,352
Wells Fargo & Co.	4,790	141,209
		1,575,714
Beverages — 2.9%
Anheuser-Busch InBev NV(a)	5,416	30
Diageo PLC	10,550	146,756
Heineken NV	2,970	91,249
InBev NV	8,704	201,796
PepsiCo, Inc.	2,900	158,833
Pernod-Ricard SA	1,460	108,267
		706,931
Biotechnology — 0.2%
Genzyme Corp.(a)	710	47,123
Chemicals — 2.4%
Makhteshim-Agan Industries Ltd.	15,255	49,807
Nitto Denko Corp.	3,100	59,558

	Number of Shares	Value
Praxair, Inc.	2,010	$119,314
Sociedad Quimica y Minera de Chile SA Sponsored ADR (Chile)	3,700	90,243
Ultrapar Participacoes SA Sponsored ADR (Brazil)	5,545	124,707
Wacker Chemie AG	1,335	141,973
		585,602
Commercial Services — 2.1%
De La Rue PLC	4,500	58,872
Experian Group Ltd.	25,467	159,485
Macdonald Dettwiler & Associates Ltd.(a)	11,135	196,633
RPS Group PLC	50,248	101,981
		516,971
Computers — 1.7%
International Business Machines Corp.	1,810	152,330
Logitech International SA(a)	4,725	73,765
Wincor Nixdorf AG	4,217	201,058
		427,153
Cosmetics & Personal Care — 1.4%
The Procter & Gamble Co.	4,020	248,516
Shiseido Co. Ltd.	4,000	81,884
		330,400
Diversified Financial — 2.3%
Deutsche Boerse AG	765	55,717
JP Morgan Chase & Co.	16,080	507,002
		562,719
Electric — 2.9%
Exelon Corp.	1,340	74,517
FirstEnergy Corp.	4,100	199,178
FPL Group, Inc.	4,880	245,611
NRG Energy, Inc.(a)	7,880	183,840
		703,146
Electronics — 2.6%
Chemring Group PLC	7,085	199,486
Fanuc Ltd.	1,900	135,126
Halma PLC	25,464	74,622
Laird PLC	29,900	60,187
Thermo Fisher Scientific, Inc.(a)	4,970	169,328
		638,749

	Number of Shares	Value
Foods — 4.4%
Barry Callebaut AG(a)	220	$143,678
Colruyt SA	815	174,540
Nestle SA	6,145	242,190
Nutreco Holding NV	3,940	129,449
Sligro Food Group	5,775	119,882
Unilever NV	7,510	181,968
Want Want China Holdings Ltd.	194,100	80,877
		1,072,584
Gas — 0.3%
Sempra Energy	1,800	76,734
Health Care – Products — 8.8%
Baxter International, Inc.	5,140	275,452
Covidien Ltd.	7,230	262,015
Getinge AB	11,775	141,114
Hengan International Group Co. Ltd.	49,000	157,994
Hogy Medical Co.	2,400	165,353
Johnson & Johnson	5,875	351,501
Nihon Kohden Corp.	15,800	375,832
SSL International PLC	19,660	140,575
Terumo Corp.	2,700	126,444
Zimmer Holdings, Inc.(a)	3,830	154,809
		2,151,089
Health Care – Services — 1.0%
Aetna, Inc.	1,700	48,450
Amil Participacoes SA	22,180	69,469
Fresenius Medical Care AG & Co. KGaA	2,940	137,866
		255,785
Holding Company – Diversified — 1.0%
DCC PLC	7,160	104,182
GEA Group AG	7,735	132,629
		236,811
Insurance — 5.1%
Amlin PLC	32,745	170,296
Berkshire Hathaway, Inc. Class B(a)	18	57,852
Euler Hermes	1,915	93,793
Marsh & McLennan Cos., Inc.	5,900	143,193
Metlife, Inc.	8,037	280,170
Milano Assicurazio SpA	35,118	109,391
Swiss Reinsurance	4,005	194,568
Willis Group Holdings Ltd.	7,500	186,600
		1,235,863

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leisure Time — 0.6%
Sankyo Co. Ltd.	3,000	$151,523
Machinery – Construction & Mining — 0.5%
Terex Corp.(a)	6,595	114,225
Machinery – Diversified — 1.8%
Deere & Co.	1,710	65,527
Pfeiffer Vacuum Technology AG	220	14,568
Rockwell Automation, Inc.	7,600	245,024
Tognum AG	9,300	118,793
		443,912
Manufacturing — 1.8%
Eaton Corp.	5,100	253,521
General Electric Co.	10,900	176,580
		430,101
Media — 1.2%
Comcast Corp. Special Class A	8,650	139,697
Informa PLC	28,671	101,727
Viacom, Inc. Class B(a)	2,150	40,979
		282,403
Metal Fabricate & Hardware — 0.6%
Vallourec SA	1,343	152,747
Mining — 1.6%
Barrick Gold Corp.	2,500	90,543
Cameco Corp.	5,155	87,900
Cia Vale do Rio Doce Sponsored ADR (Brazil)	6,525	69,491
Freeport-McMoRan Copper & Gold, Inc.	5,831	142,510
		390,444
Oil & Gas — 11.3%
Addax Petroleum Corp.	5,465	93,363
Apache Corp.	3,615	269,426
ConocoPhillips	4,550	235,690
DCC PLC	890	12,770
Dragon Oil PLC(a)	22,663	52,279
EOG Resources, Inc.	980	65,248
Exxon Mobil Corp.	9,105	726,852
Occidental Petroleum Corp.	10,060	603,500
Petroleo Brasileiro SA Sponsored ADR (Brazil)	4,198	85,681
Talisman Energy, Inc.	7,505	74,047
Total SA Sponsored ADR (France)	3,335	184,426
Tullow Oil PLC	7,449	71,282
XTO Energy, Inc.	8,500	299,795
		2,774,359

	Number of Shares	Value
Oil & Gas Services — 0.9%
Fugro NV	4,150	$119,144
Prosafe SE(a)	24,295	92,625
		211,769
Packaging & Containers — 1.4%
Gerresheimer Group	6,885	188,758
Pactiv Corp.(a)	6,536	162,616
		351,374
Pharmaceuticals — 5.8%
Alfresa Holdings Corp.	3,400	162,392
GlaxoSmithKline PLC	4,188	77,748
Hisamitsu Pharmaceutical Co., Inc.	4,300	175,556
Ipsen SA	4,530	176,876
Merck & Co., Inc.	10,030	304,912
Novo Nordisk A/S Class B	2,375	120,862
Roche Holding AG	835	128,535
Takeda Pharmaceutical Co. Ltd.	3,100	160,804
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2,700	114,939
		1,422,624
Retail — 5.9%
CVS Caremark Corp.	12,325	354,220
Darden Restaurants, Inc.	8,150	229,667
Macy's, Inc.	20,800	215,280
McDonald's Corp.	1,620	100,748
PetSmart, Inc.	4,200	77,490
Tiffany & Co.	5,450	128,784
The TJX Cos., Inc.	4,620	95,033
Wal-Mart Stores, Inc.	4,450	249,467
		1,450,689
Savings & Loans — 0.4%
New York Community Bancorp, Inc.	7,345	87,846
Semiconductors — 0.5%
ASML Holding NV	3,582	63,921
Intel Corp.	4,420	64,797
		128,718
Software — 0.8%
Oracle Corp.(a)	3,850	68,261
SAP AG Sponsored ADR (Germany)	3,300	119,526
		187,787
Telecommunications — 7.8%
AT&T, Inc.	15,484	441,294
China Mobile Ltd. Sponsored ADR (Hong Kong)	2,745	139,583

	Number of Shares	Value
Cisco Systems, Inc.(a)	11,360	$185,168
Nokia Oyj	6,215	96,351
Option NV(a)	9,800	26,003
Sepura Ltd.	23,570	11,636
Telefonica SA	12,310	275,934
Telenet Group Holding NV(a)	5,875	100,942
Verizon Communications, Inc.	7,345	248,996
Vodafone Group PLC	194,834	392,223
		1,918,130
Toys, Games & Hobbies — 0.8%
Nintendo Co. Ltd. Sponsored ADR (Japan)	3,935	183,131
Transportation — 1.3%
East Japan Railway	20	156,196
TNT NV	8,785	168,727
		324,923
TOTAL COMMON STOCK (Cost $30,471,384)		23,007,212
TOTAL EQUITIES (Cost $30,471,384)		23,007,212
RIGHTS — 0.0%
Beverages — 0.0%
Anheuser-Busch InBev NV	3	54
TOTAL RIGHTS (Cost $61)		54
TOTAL LONG-TERM INVESTMENTS (Cost $30,471,445)		23,007,266
	Principal Amount
SHORT-TERM INVESTMENTS — 5.1%
Repurchase Agreement — 5.1%
State Street Bank & Trust Co.Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(b)	$1,260,048	1,260,048
TOTAL SHORT-TERM INVESTMENTS (Cost $1,260,048)		1,260,048

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS — 99.2% (Cost $31,731,493)(c)	$24,267,314
Other Assets/ (Liabilities) — 0.8%	194,045
NET ASSETS — 100.0%	$24,461,359

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

(a)  Non-income producing security.

(b)  Maturity value of $1,260,049. Collateralized by U.S. Government Agency obligations with rates ranging from 4.939% - 5.219%, maturity dates ranging from 7/01/34 - 8/01/34, and an aggregate market value, including accrued interest, of $1,287,337.

(c)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
EQUITIES — 93.7%
COMMON STOCK — 93.7%
Aerospace & Defense — 2.0%
BAE Systems PLC	468,220	$2,551,918
Empresa Brasileira de Aeronautica SA ADR (Brazil)	70,250	1,138,752
Rolls-Royce Group PLC(a)	96,481	472,650
		4,163,320
Apparel — 0.2%
Burberry Group PLC	148,462	476,149
Auto Manufacturers — 1.7%
Bayerische Motoren Werke AG	67,981	2,089,657
Toyota Motor Corp. Sponsored ADR (Japan)	23,270	1,522,789
		3,612,446
Automotive & Parts — 1.3%
Compagnie Generale des Etablissements Michelin Class B	38,110	1,998,267
NGK Spark Plug Co., Ltd.	102,000	817,459
		2,815,726
Banks — 6.2%
Banco Espirito Santo SA	193,430	1,818,216
Banco Santander SA	104,831	1,011,737
DBS Group Holdings, Ltd.	167,653	994,559
HSBC Holdings PLC	158,400	1,520,529
ICICI Bank Ltd. Sponsored ADR (India)	38,320	737,660
Intesa Sanpaolo	429,442	1,546,821
KB Financial Group, Inc. Sponsored ADR (Republic of Korea)(a)	62,431	1,635,692
Mitsubishi UFJ Financial Group, Inc.	193,000	1,197,550
Nordea Bank AB	116,605	846,439
Royal Bank of Scotland Group PLC	656,766	474,782
UniCredit Italiano SpA	510,306	1,270,430
		13,054,415
Beverages — 0.0%
Dr. Pepper Snapple Group, Inc.(a)	1	16
Building Materials — 0.5%
CRH PLC	38,040	962,614

	Number of Shares	Value
Chemicals — 1.4%
Lonza Group AG Registered	32,250	$2,981,350
Commercial Services — 2.8%
Adecco SA	29,110	988,052
G4S PLC	983,650	2,919,322
Loomis AB(a)	14,768	91,509
Randstad Holding NV	51,493	1,045,386
Rentokil Initial PLC	362,302	231,852
Securitas AB Class B	73,842	606,110
		5,882,231
Computers — 0.5%
Compal Electronics, Inc.	828,642	440,683
Lite On Technology Corp.	1,027,936	678,824
		1,119,507
Distribution & Wholesale — 0.4%
Wolseley PLC	162,280	904,804
Diversified Financial — 1.1%
Mega Financial Holding Co. Ltd.	1,577,000	556,759
Nomura Holdings, Inc.	12	99
Promise Co. Ltd.	68,150	1,727,373
		2,284,231
Electric — 2.0%
E.ON AG	85,080	3,440,393
National Grid PLC	83,533	825,529
		4,265,922
Electrical Components & Equipment — 0.6%
Gamesa Corporacion Tecnologica SA	31,198	565,885
Hitachi Ltd.	183,604	712,035
		1,277,920
Electronics — 1.8%
Flextronics International Ltd.(a)	168,720	431,923
Koninklijke Philips Electronics NV	91,150	1,772,774
Mabuchi Motor Co. Ltd.	26,653	1,106,965
Venture Corp. Ltd.	159,387	487,537
		3,799,199
Energy – Alternate Sources — 0.7%
Vestas Wind Systems A/S(a)	23,872	1,418,806
Food Services — 1.5%
Compass Group PLC	627,302	3,112,932

	Number of Shares	Value
Foods — 6.8%
Cadbury Schweppes PLC	188,901	$1,653,654
George Weston Ltd.	62,000	3,010,855
Nestle SA	111,890	4,409,873
Tesco PLC	390,880	2,036,450
Unilever PLC	143,497	3,261,042
		14,371,874
Forest Products & Paper — 1.0%
Stora Enso Oyj	154,009	1,196,106
UPM Kymmene Oyj	74,550	945,254
		2,141,360
Gas — 1.4%
Centrica PLC	160,139	615,364
Gaz De France	44,898	2,223,664
		2,839,028
Holding Company – Diversified — 0.5%
Hutchison Whampoa Ltd.	189,291	954,840
Home Furnishing — 0.5%
Sony Corp.	52,235	1,135,538
Insurance — 7.4%
ACE Ltd.	52,664	2,786,979
Aviva PLC	344,580	1,950,480
AXA SA	79,743	1,777,846
ING Groep NV	131,242	1,371,896
Investco Ltd.	104,963	1,515,666
Muenchener Rueckversicherungs AG	18,160	2,853,790
Old Mutual PLC	1,311,736	1,047,980
Swiss Reinsurance	47,940	2,328,989
		15,633,626
Internet — 1.1%
Check Point Software Technologies Ltd.(a)	126,059	2,393,860
Iron & Steel — 0.5%
POSCO ADR (South Korea)	15,301	1,151,400
Lodging — 0.8%
Accor SA	33,370	1,642,131
Machinery – Diversified — 0.3%
Ebara Corp.	281,000	649,521
Manufacturing — 3.7%
FUJIFILM Holdings Corp.	73,526	1,618,157
Olympus Corp.	96,210	1,931,975
Siemens AG	47,516	3,558,970
Smiths Group PLC	47,106	606,498
		7,715,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 4.3%
British Sky Broadcasting Group PLC	297,224	$2,067,988
Pearson PLC	251,304	2,332,239
Reed Elsevier NV	114,633	1,350,615
Vivendi SA	95,940	3,123,581
Yell Group PLC	300,297	184,790
		9,059,213
Mining — 0.6%
Alumina Ltd.	469,994	460,102
Cia Vale do Rio Doce Sponsored ADR (Brazil)	74,872	797,387
		1,257,489
Oil & Gas — 9.0%
BP PLC	417,384	3,198,116
ENI SpA	136,630	3,237,568
Petroleo Brasileiro SA Sponsored ADR (Brazil)	58,290	1,189,699
Repsol YPF SA	76,421	1,627,659
Royal Dutch Shell PLC Class B	141,894	3,571,122
Sasol Ltd., Sponsored ADR (South Africa)	81,380	2,468,255
Total SA	67,712	3,691,501
		18,983,920
Oil & Gas Services — 0.6%
SBM Offshore NV	100,212	1,313,193
Packaging & Containers — 0.7%
Amcor Ltd.	362,922	1,475,045
Pharmaceuticals — 8.6%
Celesio AG	63,560	1,735,885
GlaxoSmithKline PLC	191,344	3,552,187
Merck KGaA	29,740	2,703,887
Novartis AG	92,030	4,611,116
Sanofi-Aventis	65,458	4,157,493
Takeda Pharmaceutical Co. Ltd.	24,346	1,262,886
		18,023,454
Real Estate — 0.9%
Cheung Kong Holdings	187,215	1,784,900
Retail — 0.9%
Kingfisher PLC	960,424	1,878,327
Semiconductors — 3.0%
Infineon Technologies AG(a)	336,827	463,616

	Number of Shares	Value
Samsung Electronics Co. Ltd.	8,883	$3,225,575
Taiwan Semiconductor Manufacturing Co. Ltd.	1,861,966	2,548,529
		6,237,720
Software — 1.5%
SAP AG Sponsored ADR (Germany)	73,930	2,677,744
Satyam Computer Services Ltd.	105,069	380,494
		3,058,238
Telecommunications — 13.6%
China Telecom Corp. Ltd. Class H	4,991,643	1,892,529
Chunghwa Telecom Co. Ltd. ADR (Taiwan)	95,733	1,493,435
France Telecom SA	168,107	4,702,150
Mobile TeleSystems Sponsored ADR (Russia)	37,930	1,011,972
Singapore Telecommunications Ltd.	1,766,000	3,144,398
SK Telecom Co. Ltd. ADR (South Korea)	55,680	1,012,263
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	146,620	1,145,102
Telefonica SA Sponsored ADR (Spain)	78,065	5,260,800
Telefonos de Mexico SAB de CV Class L Sponsored ADR (Mexico)	62,603	1,310,907
Telekom Austria AG	156,560	2,262,929
Telemex Internacional SAB de CV Sponsored ADR (Mexico)	62,603	711,170
Telenor ASA	253,576	1,696,897
Vodafone Group PLC Sponsored ADR (United Kingdom)	147,973	3,024,568
		28,669,120
Transportation — 1.2%
Deutsche Post AG	145,681	2,464,631
Water — 0.1%
Suez Environnement SA(a)	11,761	198,312
TOTAL COMMON STOCK (Cost $299,950,506)		197,163,928
TOTAL EQUITIES (Cost $299,950,506)		197,163,928

	Number of Shares	Value
RIGHTS — 0.1%
Commercial Services — 0.1%
DBS Group Holdings Ltd.(a) (b)	83,826	$174,547
TOTAL RIGHTS (Cost $0)		174,547
TOTAL LONG-TERM INVESTMENTS (Cost $299,950,506)		197,338,475
	Principal Amount
SHORT-TERM INVESTMENTS — 6.2%
Repurchase Agreement — 6.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/08, 0.010%, due 1/02/09(c)	$13,009,067	13,009,067
TOTAL SHORT-TERM INVESTMENTS (Cost $13,009,067)		13,009,067
TOTAL INVESTMENTS — 100.0% (Cost $312,959,573)(d)		210,347,542
Other Assets/ (Liabilities) — 0.0%		36,819
NET ASSETS — 100.0%		$210,384,361

Notes to Portfolio of Investments

Industry classifications are unaudited.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  This security is valued in good faith under procedures established by the Board of Trustees.

(c)  Maturity value of $13,009,074. Collateralized by U.S. Government Agency obligations with rates ranging from 1.495% - 4.834%, maturity dates ranging from 5/01/35 - 7/01/35, and an aggregate market value, including accrued interest, of $13,270,072.

(d)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Diversified Financial — 100.0%
MML Blue Chip Growth Fund, Initial Class(a) (b)	1,368,103	$9,344,143
MML Equity Fund, Initial Class(a) (b)	487,414	6,652,590
MML Equity Income Fund, Initial Class(b)	970,528	6,619,004
MML Inflation-Protected and Income Fund, Initial Class(b)	1,844,789	17,562,392
MML Managed Bond Fund, Initial Class(b)	1,843,356	22,084,926
MML Mid Cap Growth Fund, Initial Class(b)	447,406	2,939,460
MML Mid Cap Value Fund, Initial Class(b)	277,856	1,925,539
MML Small Cap Equity Fund, Initial Class(b)	548,366	3,053,577
Oppenheimer Global Securities Fund, Non-Service Shares(b)	192,387	3,888,148
Oppenheimer International Fund, Non-Service Shares(b)	3,206,078	3,879,354
Oppenheimer Strategic Bond Fund, Non-Service Shares(b)	2,976,558	13,364,746
TOTAL MUTUAL FUNDS (Cost $99,689,894)		91,313,879
TOTAL LONG-TERM INVESTMENTS (Cost $99,689,894)		91,313,879
TOTAL INVESTMENTS — 100.0% (Cost $99,689,894)(c)		91,313,879
Other Assets/ (Liabilities) — (0.0)%		(44,086)
NET ASSETS — 100.0%		$91,269,793

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Affiliated issuer. (Note 7).

(c)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Diversified Financial — 100.0%
MML Blue Chip Growth Fund, Initial Class(a) (b)	1,848,430	$12,624,774
MML Concentrated Growth Fund, Class I(a) (b)	952,713	4,239,574
MML Equity Fund, Initial Class(a) (b)	836,101	11,411,740
MML Equity Income Fund, Initial Class(b)	1,875,893	12,793,591
MML Inflation-Protected and Income Fund, Initial Class(b)	2,762,788	26,301,740
MML Managed Bond Fund, Initial Class(b)	1,657,199	19,854,616
MML Mid Cap Growth Fund, Initial Class(b)	671,697	4,413,052
MML Mid Cap Value Fund, Initial Class(b)	625,830	4,337,005
MML Small Cap Equity Fund, Initial Class(a) (b)	823,962	4,588,237
Oppenheimer Capital Appreciation Fund, Non-Service Shares(a) (b)	165,242	4,241,763
Oppenheimer Global Securities Fund, Non-Service Shares(b)	288,927	5,839,220
Oppenheimer International Fund, Non-Service Shares(b)	6,015,167	7,278,352
Oppenheimer Strategic Bond Fund, Non-Service Shares(b)	4,455,668	20,005,948
		137,929,612
TOTAL MUTUAL FUNDS (Cost $160,169,061)		137,929,612
TOTAL LONG-TERM INVESTMENTS (Cost $160,169,061)		137,929,612
TOTAL INVESTMENTS — 100.0% (Cost $160,169,061)(c)		137,929,612
Other Assets/ (Liabilities) — (0.0)%		(60,858)
NET ASSETS — 100.0%		$137,868,754

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Affiliated issuer. (Note 7).

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Diversified Financial — 100.0%
MML Blue Chip Growth Fund, Initial Class(a) (b)	5,884,091	$40,188,344
MML Concentrated Growth Fund, Class I(a) (b)	3,611,295	16,070,264
MML Equity Fund, Initial Class(a) (b)	2,395,838	32,700,202
MML Equity Income Fund, Initial Class(b)	5,970,364	40,717,880
MML Inflation-Protected and Income Fund, Initial Class(b)	5,918,451	56,343,650
MML Managed Bond Fund, Initial Class(b)	4,738,435	56,770,372
MML Mid Cap Growth Fund, Initial Class(b)	1,924,060	12,641,077
MML Mid Cap Value Fund, Initial Class(b)	2,390,286	16,564,683
MML Small Cap Equity Fund, Initial Class(b)	2,360,069	13,142,058
MML Small Cap Growth Equity Fund, Initial Class(a) (b)	1,230,182	12,868,431
Oppenheimer Capital Appreciation Fund, Non-Service Shares(a) (b)	478,872	12,292,655
Oppenheimer Global Securities Fund, Non-Service Shares(b)	1,035,133	20,920,047
Oppenheimer International Fund, Non-Service Shares(b)	24,139,724	29,209,066
Oppenheimer Strategic Bond Fund, Non-Service Shares(b)	8,496,375	38,148,725
		398,577,454
TOTAL MUTUAL FUNDS (Cost $470,532,607)		398,577,454

Value
TOTAL LONG-TERM INVESTMENTS (Cost $470,532,607)	$398,577,454
TOTAL INVESTMENTS — 100.0% (Cost $470,532,607)(c)	398,577,454
Other Assets/ (Liabilities) — (0.0)%	(119,716)
NET ASSETS — 100.0%	$398,457,738

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Affiliated issuer. (Note 7).

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Diversified Financial — 100.0%
MML Blue Chip Growth Fund, Initial Class(a) (b)	10,219,700	$69,800,549
MML Concentrated Growth Fund, Class I(a) (b)	6,071,620	27,018,709
MML Equity Fund, Initial Class(a) (b)	4,001,022	54,608,969
MML Equity Income Fund, Initial Class(b)	9,576,843	65,314,072
MML Inflation-Protected and Income Fund, Initial Class(b)	4,730,038	45,029,959
MML Managed Bond Fund, Initial Class(b)	3,370,337	40,379,427
MML Mid Cap Growth Fund, Initial Class(b)	3,427,382	22,517,900
MML Mid Cap Value Fund, Initial Class(b)	3,193,408	22,130,318
MML Small Cap Equity Fund, Initial Class(b)	4,205,152	23,416,409
MML Small Cap Growth Equity Fund, Initial Class(a) (b)	1,643,634	17,193,387
Oppenheimer Capital Appreciation Fund, Non-Service Shares(a) (b)	846,394	21,726,933
Oppenheimer Global Securities Fund, Non-Service Shares(b)	1,660,514	33,558,979
Oppenheimer International Fund, Non-Service Shares(b)	46,087,125	55,765,421
Oppenheimer Strategic Bond Fund, Non-Service Shares(b)	9,059,104	40,675,376
		539,136,408
TOTAL MUTUAL FUNDS (Cost $672,966,078)		539,136,408

Value
TOTAL LONG-TERM INVESTMENTS (Cost $672,966,078)	$539,136,408
TOTAL INVESTMENTS — 100.0% (Cost $672,966,078)(c)	539,136,408
Other Assets/ (Liabilities) — (0.0)%	(140,423)
NET ASSETS — 100.0%	$538,995,985

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Affiliated issuer. (Note 7).

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class(a) (b)	571,679	$3,904,568
MML Concentrated Growth Fund, Class I(a) (b)	378,129	1,682,676
MML Equity Fund, Initial Class(a) (b)	208,054	2,839,685
MML Equity Income Fund, Initial Class(b)	498,757	3,401,521
MML Inflation-Protected and Income Fund, Initial Class(b)	108,023	1,028,382
MML Managed Bond Fund, Initial Class(b)	65,142	780,449
MML Mid Cap Growth Fund, Initial Class(b)	267,423	1,756,967
MML Mid Cap Value Fund, Initial Class(b)	207,336	1,436,839
MML Small Cap Equity Fund, Initial Class(b)	273,989	1,525,710
MML Small Cap Growth Equity Fund, Initial Class(a) (b)	142,574	1,491,412
Oppenheimer Capital Appreciation Fund, Non-Service Shares(a) (b)	44,352	1,138,528
Oppenheimer Global Securities Fund, Non-Service Shares(b)	129,715	2,621,547
Oppenheimer International Fund, Non-Service Shares(b)	3,356,784	4,061,709
Oppenheimer Strategic Bond Fund, Non-Service Shares(b)	174,891	785,261
		28,455,254
TOTAL MUTUAL FUNDS (Cost $39,250,941)		28,455,254

Value
TOTAL LONG-TERM INVESTMENTS (Cost $39,250,941)	$28,455,254
TOTAL INVESTMENTS — 100.1% (Cost $39,250,941)(c)	28,455,254
Other Assets/ (Liabilities) — (0.1)%	(25,252)
NET ASSETS — 100.0%	$28,430,002

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  Non-income producing security.

(b)  Affiliated issuer. (Note 7).

(c)  See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Diversified Financial — 100.0%
American Funds Blue Chip Income and Growth Fund	2,522,853	$16,827,429
American Funds Bond Fund	2,537,375	24,003,567
American Funds Growth-Income Fund	830,432	20,137,971
American Funds International Fund	566,196	6,918,916
TOTAL MUTUAL FUNDS (Cost $69,067,156)		67,887,883
TOTAL LONG-TERM INVESTMENTS (Cost $69,067,156)		67,887,883
TOTAL INVESTMENTS — 100.0% (Cost $69,067,156)(a)		67,887,883
Other Assets/ (Liabilities) — (0.0)%		(14,208)
NET ASSETS — 100.0%		$67,873,675

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUNDS — 99.5%
Diversified Financial — 99.5%
American Funds Insurance Series Funds	180,516	$6,049,081
TOTAL MUTUAL FUNDS (Cost $6,164,212)		6,049,081
TOTAL INVESTMENTS — 99.5% (Cost $6,164,212)(a)		6,049,081
Other Assets/ (Liabilities) — 0.5%		30,712
NET ASSETS — 100.0%		$6,079,793

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML American Funds International Fund – Portfolio of Investments

December 31, 2008

	Number of Shares	Value
MUTUAL FUNDS — 99.5%
Diversified Financial — 99.5%
American Funds International Fund	522,016	$6,379,032
TOTAL MUTUAL FUNDS (Cost $6,342,426)		6,379,032
TOTAL INVESTMENTS — 99.5% (Cost $6,342,426)(a)		6,379,032
Other Assets/ (Liabilities) — 0.5%		30,614
NET ASSETS — 100.0%		$6,409,646

Notes to Portfolio of Investments

Industry classifications are unaudited.

(a)  See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2008

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$137,503,519	$353,838,958	$76,647,161	$131,151,829
Short-term investments, at value (Note 2) (b)	4,544,298	5,858,259	164,660	3,110,277
Total investments	142,047,817	359,697,217	76,811,821	134,262,106
Foreign currency, at value (c)	16,485	-	-	-
Receivables from:
Investments sold	699,299	-	1,477,969	-
Open forward foreign currency contracts (Note 2)	2,171	-	-	-
Fund shares sold	40,798	4,325,161	40,563	233,305
Interest and dividends	741,133	867,558	168,556	382,020
Foreign taxes withheld	6,923	19,275	-	12,297
Total assets	143,554,626	364,909,211	78,498,909	134,889,728
Liabilities:
Payables for:
Investments purchased	1,082,011	4,410,571	1,275,644	56,288
Open forward foreign currency contracts (Note 2)	2,485	-	-	-
Fund shares repurchased	243,982	21,397	25,627	150,592
Settlement of investments purchased on a when-issued basis (Note 2)	4,005,403	-	-	-
Trustees' fees and expenses (Note 3)	23,187	32,697	14,402	25,206
Affiliates (Note 3):
Investment management fees	67,243	227,448	43,795	58,977
Administration fees	-	-	-	-
Service fees	488	1,690	157	363
Accrued expense and other liabilities	47,397	51,339	42,065	43,154
Total liabilities	5,472,196	4,745,142	1,401,690	334,580
Net assets	$138,082,430	$360,164,069	$77,097,219	$134,555,148
Net assets consist of:
Paid-in capital	$207,996,858	$513,776,151	$116,509,081	$235,937,368
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	5,552,206	9,380,732	2,062,917	2,842,220
Accumulated net realized gain (loss) on investments	(42,060,320)	(24,154,946)	(19,616,271)	(59,781,416)
Net unrealized appreciation (depreciation) on investments	(33,406,314)	(138,837,868)	(21,858,508)	(44,443,024)
Net assets	$138,082,430	$360,164,069	$77,097,219	$134,555,148
(a) Cost of investments - unaffiliated issuers:	$170,897,173	$492,674,966	$98,505,669	$175,594,853
(b) Cost of short-term investments:	$4,544,298	$5,858,259	$164,660	$3,110,277
(c) Cost of foreign currency:	$28,305	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Assets:
Investments, at value (Note 2) (a)	$168,758,125	$36,058,749	$78,556,944
Short-term investments, at value (Note 2) (b)	3,406,896	545,483	2,093,089
Total investments	172,165,021	36,604,232	80,650,033
Foreign currency, at value (c)	-	-	-
Receivables from:
Investments sold	334,788	-	517,687
Open forward foreign currency contracts (Note 2)	-	-	-
Fund shares sold	660,250	19,443	712,665
Interest and dividends	174,679	52,734	149,805
Foreign taxes withheld	7,923	6,286	-
Total assets	173,342,661	36,682,695	82,030,190
Liabilities:
Payables for:
Investments purchased	2,807,910	181,287	1,833,419
Open forward foreign currency contracts (Note 2)	-	-	-
Fund shares repurchased	1,965	3,204	1,675
Settlement of investments purchased on a when-issued basis (Note 2)	-	-	-
Trustees' fees and expenses (Note 3)	6,583	6,615	8,618
Affiliates (Note 3):
Investment management fees	104,470	20,928	39,958
Administration fees	-	-	14,220
Service fees	479	78	150
Accrued expense and other liabilities	46,849	38,077	43,064
Total liabilities	2,968,256	250,189	1,941,104
Net assets	$170,374,405	$36,432,506	$80,089,086
Net assets consist of:
Paid-in capital	$227,529,531	$54,540,380	$158,598,438
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	234,816	188,557	340,322
Accumulated net realized gain (loss) on investments	(18,147,669)	(8,126,500)	(51,741,304)
Net unrealized appreciation (depreciation) on investments	(39,242,273)	(10,169,931)	(27,108,370)
Net assets	$170,374,405	$36,432,506	$80,089,086
(a) Cost of investments - unaffiliated issuers:	$208,000,722	$46,228,680	$105,665,314
(b) Cost of short-term investments:	$3,406,896	$545,483	$2,093,089
(c) Cost of foreign currency:	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2008

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$136,325,537	$353,861,933	$76,446,955	$133,236,216
Shares outstanding(a)	19,747,063	51,889,341	11,436,962	22,711,374
Net asset value, offering price and redemption price per share	$6.90	$6.82	$6.68	$5.87
Class I shares:
Net assets	$-	$-	$-	$-
Shares outstanding(a)	-	-	-	-
Net asset value and redemption price per share	$-	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-	$-
Shares outstanding(a)	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-
Service Class shares*:
Net assets	$1,756,893	$6,302,136	$650,264	$1,318,932
Shares outstanding(a)	254,753	924,721	97,340	225,019
Net asset value, offering price and redemption price per share	$6.90	$6.82	$6.68	$5.86
Service Class I shares**:
Net assets	$-	$-	$-	$-
Shares outstanding(a)	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-

(a)  Authorized unlimited number of shares with no par value.

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Initial Class shares:
Net assets	$168,558,394	$36,196,926	$-
Shares outstanding(a)	24,665,078	5,393,230	-
Net asset value, offering price and redemption price per share	$6.83	$6.71	$-
Class I shares:
Net assets	$-	$-	$59,616,994
Shares outstanding(a)	-	-	13,384,382
Net asset value and redemption price per share	$-	$-	$4.45
Class II shares:
Net assets	$-	$-	$19,978,306
Shares outstanding(a)	-	-	4,477,369
Net asset value, offering price and redemption price per share	$-	$-	$4.46
Service Class shares*:
Net assets	$1,816,011	$235,580	$-
Shares outstanding(a)	265,922	35,127	-
Net asset value, offering price and redemption price per share	$6.83	$6.71	$-
Service Class I shares**:
Net assets	$-	$-	$493,786
Shares outstanding(a)	-	-	110,949
Net asset value, offering price and redemption price per share	$-	$-	$4.45

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2008

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small/Mid Cap Value Fund	MML Small Cap Index Fund
Assets:
Investments, at value (Note 2) (a)	$288,839,734	$177,739,169	$133,869,215	$34,444,290
Investments, at value - affiliated issuers (Note 2) (b)	-	-	-	-
Short-term investments, at value (Note 2) (c)	2,069,519	9,665,202	2,451,634	814,585
Total investments	290,909,253	187,404,371	136,320,849	35,258,875
Foreign currency, at value (d)	6,817	-	-	-
Receivables from:
Investments sold	10,603,561	287,332	923,088	216,174
Open forward foreign currency contracts (Note 2)	1,263	-	-	-
Investment adviser (Note 3)	-	-	-	-
Fund shares sold	232,382	678,628	9,724,277	44,063
Interest and dividends	876,224	75,023	231,088	49,410
Variation margin on open futures contracts (Note 2)	-	-	-	26,975
Foreign taxes withheld	4,629	-	-	-
Total assets	302,634,129	188,445,354	147,199,302	35,595,497
Liabilities:
Payables for:
Investments purchased	7,219,183	550,398	314,575	397,303
Open forward foreign currency contracts (Note 2)	63,172	-	-	-
Fund shares repurchased	1,338,673	56,526	72,226	11,982
Variation margin on open futures contracts (Note 2)	-	-	-	-
Investment Advisory fees	-	-	-	-
Trustees' fees and expenses (Note 3)	35,604	26,355	20,272	5,746
Affiliates (Note 3):
Investment management fees	209,639	121,156	86,017	10,306
Administration fees	-	-	-	-
Service fees	652	1,025	367	333
Accrued expense and other liabilities	55,081	46,717	42,525	41,777
Total liabilities	8,922,004	802,177	535,982	467,447
Net assets	$293,712,125	$187,643,177	$146,663,320	$35,128,050
Net assets consist of:
Paid-in capital	$428,249,315	$275,280,096	$274,425,361	$54,987,986
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	7,322,340	(31,930)	2,110,865	470,282
Accumulated net realized gain (loss) on investments	(100,607,481)	(15,873,624)	(62,253,190)	(794,729)
Net unrealized appreciation (depreciation) on investments	(41,252,049)	(71,731,365)	(67,619,716)	(19,535,489)
Net assets	$293,712,125	$187,643,177	$146,663,320	$35,128,050
(a) Cost of investments - unaffiliated issuers:	$330,028,924	$249,470,517	$201,488,931	$54,013,282
(b) Cost of investments - affiliated issuers:	$-	$-	$-	$-
(c) Cost of short-term investments:	$2,069,519	$9,665,202	$2,451,634	$814,585
(d) Cost of foreign currency:	$6,888	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Global Fund	MML Foreign Fund	MML Conservative Allocation Fund
Assets:
Investments, at value (Note 2) (a)	$23,007,266	$197,338,475	$-
Investments, at value - affiliated issuers (Note 2) (b)	-	-	91,313,879
Short-term investments, at value (Note 2) (c)	1,260,048	13,009,067	-
Total investments	24,267,314	210,347,542	91,313,879
Foreign currency, at value (d)	96,964	827,332	-
Receivables from:
Investments sold	68,950	7,934	-
Open forward foreign currency contracts (Note 2)	-	-	-
Investment adviser (Note 3)	-	-	9,427
Fund shares sold	65,200	107,545	408,774
Interest and dividends	41,588	369,906	-
Variation margin on open futures contracts (Note 2)	-	-	-
Foreign taxes withheld	29,341	190,900	-
Total assets	24,569,357	211,851,159	91,732,080
Liabilities:
Payables for:
Investments purchased	5,678	-	398,075
Open forward foreign currency contracts (Note 2)	-	-	-
Fund shares repurchased	2,523	1,207,957	10,646
Variation margin on open futures contracts (Note 2)	-	-	-
Investment Advisory fees	22,932	-	-
Trustees' fees and expenses (Note 3)	4,965	27,419	1,246
Affiliates (Note 3):
Investment management fees	12,716	162,311	7,286
Administration fees	4,315	-	-
Service fees	95	496	10,526
Accrued expense and other liabilities	54,774	68,615	34,508
Total liabilities	107,998	1,466,798	462,287
Net assets	$24,461,359	$210,384,361	$91,269,793
Net assets consist of:
Paid-in capital	$43,095,272	$314,630,390	$99,458,013
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	682,746	6,154,845	1,023,850
Accumulated net realized gain (loss) on investments	(11,850,199)	(7,755,767)	(836,055)
Net unrealized appreciation (depreciation) on investments	(7,466,460)	(102,645,107)	(8,376,015)
Net assets	$24,461,359	$210,384,361	$91,269,793
(a) Cost of investments - unaffiliated issuers:	$30,471,445	$299,950,506	$-
(b) Cost of investments - affiliated issuers:	$-	$-	$99,689,894
(c) Cost of short-term investments:	$1,260,048	$13,009,067	$-
(d) Cost of foreign currency:	$97,659	$848,596	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2008

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small/Mid Cap Value Fund	MML Small Cap Index Fund
Initial Class shares:
Net assets	$291,433,328	$183,886,111	$145,128,584	$33,943,812
Shares outstanding(a)	42,064,804	27,981,135	27,833,592	5,233,527
Net asset value, offering price and redemption price per share	$6.93	$6.57	$5.21	$6.49
Class I shares:
Net assets	$-	$-	$-	$-
Shares outstanding(a)	-	-	-	-
Net asset value and redemption price per share	$-	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-	$-
Shares outstanding(a)	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-
Service Class shares*:
Net assets	$2,278,797	$3,757,066	$1,534,736	$1,184,238
Shares outstanding(a)	329,204	572,118	294,447	182,823
Net asset value, offering price and redemption price per share	$6.92	$6.57	$5.21	$6.48
Service Class I shares**:
Net assets	$-	$-	$-	$-
Shares outstanding(a)	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-

(a)  Authorized unlimited number of shares with no par value.

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Global Fund	MML Foreign Fund	MML Conservative Allocation Fund
Initial Class shares:
Net assets	$-	$208,709,088	$52,818,815
Shares outstanding(a)	-	29,497,595	6,483,771
Net asset value, offering price and redemption price per share	$-	$7.08	$8.15
Class I shares:
Net assets	$5,589,283	$-	$-
Shares outstanding(a)	966,622	-	-
Net asset value and redemption price per share	$5.78	$-	$-
Class II shares:
Net assets	$18,606,649	$-	$-
Shares outstanding(a)	3,194,159	-	-
Net asset value, offering price and redemption price per share	$5.83	$-	$-
Service Class shares*:
Net assets	$-	$1,675,273	$38,450,978
Shares outstanding(a)	-	236,860	4,724,561
Net asset value, offering price and redemption price per share	$-	$7.07	$8.14
Service Class I shares**:
Net assets	$265,427	$-	$-
Shares outstanding(a)	45,729	-	-
Net asset value, offering price and redemption price per share	$5.80	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2008

	MML Balanced Allocation Fund	MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund
Assets:
Investments, at value (Note 2) (a)	$-	$-	$-	$-
Investments, at value - affiliated issuers (Note 2) (b)	137,929,612	398,577,454	539,136,408	28,455,254
Total investments	137,929,612	398,577,454	539,136,408	28,455,254
Receivables from:
Investments sold	-	-	-	-
Investment adviser (Note 3)	1,977	-	5,060	12,933
Fund shares sold	401,275	775,216	2,037,650	7,634
Total assets	138,332,864	399,352,670	541,179,118	28,475,821
Liabilities:
Payables for:
Investments purchased	397,979	758,616	2,034,713	6,759
Fund shares repurchased	3,207	16,347	2,586	854
Trustees' fees and expenses (Note 3)	2,255	6,678	10,022	771
Affiliates (Note 3):
Investment management fees	11,070	32,009	43,311	2,352
Administration fees	-	-	-	-
Service fees	14,249	42,065	51,223	1,012
Accrued expense and other liabilities	35,350	39,217	41,278	34,071
Total liabilities	464,110	894,932	2,183,133	45,819
Net assets	$137,868,754	$398,457,738	$538,995,985	$28,430,002
Net assets consist of:
Paid-in capital	$160,265,588	$470,555,905	$673,838,329	$39,577,113
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	1,427,794	3,632,522	3,227,041	99,528
Accumulated net realized gain (loss) on investments	(1,585,179)	(3,775,536)	(4,239,715)	(450,952)
Net unrealized appreciation (depreciation) on investments	(22,239,449)	(71,955,153)	(133,829,670)	(10,795,687)
Net assets	$137,868,754	$398,457,738	$538,995,985	$28,430,002
(a) Cost of investments - unaffiliated issuers:	$-	$-	$-	$-
(b) Cost of investments - affiliated issuers:	$160,169,061	$470,532,607	$672,966,078	$39,250,941

The accompanying notes are an integral part of the financial statements.

	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund
Assets:
Investments, at value (Note 2) (a)	$67,887,883	$6,049,081	$6,379,032
Investments, at value - affiliated issuers (Note 2) (b)	-	-	-
Total investments	67,887,883	6,049,081	6,379,032
Receivables from:
Investments sold	157	2	73,586
Investment adviser (Note 3)	50,108	56,531	56,534
Fund shares sold	165,217	71,958	20
Total assets	68,103,365	6,177,572	6,509,172
Liabilities:
Payables for:
Investments purchased	165,217	71,958	20
Fund shares repurchased	134	-	73,583
Trustees' fees and expenses (Note 3)	494	48	48
Affiliates (Note 3):
Investment management fees	9,059	608	631
Administration fees	11,323	1,013	1,051
Service fees	18,380	1,720	1,764
Accrued expense and other liabilities	25,083	22,432	22,429
Total liabilities	229,690	97,779	99,526
Net assets	$67,873,675	$6,079,793	$6,409,646
Net assets consist of:
Paid-in capital	$67,271,679	$6,194,066	$6,306,334
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	1,842,366	63,462	140,654
Accumulated net realized gain (loss) on investments	(61,097)	(62,604)	(73,948)
Net unrealized appreciation (depreciation) on investments	(1,179,273)	(115,131)	36,606
Net assets	$67,873,675	$6,079,793	$6,409,646
(a) Cost of investments - unaffiliated issuers:	$69,067,156	$6,164,212	$6,342,426
(b) Cost of investments - affiliated issuers:	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2008

	MML Balanced Allocation Fund	MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund
Initial Class shares:
Net assets	$88,582,882	$251,682,248	$354,595,298	$24,476,645
Shares outstanding(a)	11,674,782	34,663,761	53,256,783	3,979,064
Net asset value, offering price and redemption price per share	$7.59	$7.26	$6.66	$6.15
Service Class shares*:
Net assets	$49,285,872	$146,775,490	$184,400,687	$3,953,357
Shares outstanding(a)	6,496,798	20,227,160	27,704,477	643,612
Net asset value, offering price and redemption price per share	$7.59	$7.26	$6.66	$6.14
Service Class I shares**:
Net assets	$-	$-	$-	$-
Shares outstanding(a)	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-

(a)  Authorized unlimited number of shares with no par value.

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund
Initial Class shares:
Net assets	$-	$-	$-
Shares outstanding(a)	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
Service Class shares*:
Net assets	$-	$-	$-
Shares outstanding(a)	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
Service Class I shares**:
Net assets	$67,873,675	$6,079,793	$6,409,646
Shares outstanding(a)	8,760,264	956,114	926,001
Net asset value, offering price and redemption price per share	$7.75	$6.36	$6.92

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2008

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$2,539,459	$11,891,022	$2,901,155	$3,894,968
Interest	3,902,517	431,893	2,234	52,869
Securities lending net income	32,766	55,021	15,431	41,727
Total investment income	6,474,742	12,377,936	2,918,820	3,989,564
Expenses (Note 3):
Investment management fees	1,099,651	2,804,147	743,634	1,026,259
Custody fees	35,254	41,968	23,900	22,514
Audit and legal fees	41,828	46,365	38,236	40,368
Proxy fees	1,257	892	995	1,257
Shareholder reporting fees	26,682	33,008	21,104	27,049
Trustees' fees	29,491	49,061	17,093	30,915
	1,234,163	2,975,441	844,962	1,148,362
Administration fees:
Class I	-	-	-	-
Class II	-	-	-	-
Service Class I**	-	-	-	-
Service fees:
Service Class*	523	1,734	188	397
Service Class I**	-	-	-	-
Total expenses	1,234,686	2,977,175	845,150	1,148,759
Expenses waived (Note 3):
Initial Class fees waived by advisor	(24,722)	-	(9,853)	(21,391)
Class I fees waived by advisor	-	-	-	-
Class II fees waived by advisor	-	-	-	-
Net expenses	1,209,964	2,977,175	835,297	1,127,368
Net investment income (loss)	5,264,778	9,400,761	2,083,523	2,862,196
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(40,989,390)	(24,007,154)	(16,109,727)	(58,835,920)
Futures contracts	-	-	(18,128)	-
Foreign currency transactions	59,380	716	(85)	-
Net realized gain (loss)	(40,930,010)	(24,006,438)	(16,127,940)	(58,835,920)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(32,338,734)	(147,470,359)	(32,268,822)	(42,058,219)
Translation of assets and liabilities in foreign currencies	(11,536)	(6,069)	-	-
Net change in unrealized appreciation (depreciation)	(32,350,270)	(147,476,428)	(32,268,822)	(42,058,219)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(73,280,280)	(171,482,866)	(48,396,762)	(100,894,139)
Net increase (decrease) in net assets resulting from operations	$(68,015,502)	$(162,082,105)	$(46,313,239)	$(98,031,943)
(a) Net of withholding tax of:	$24,925	$46,658	$8,280	$36,389

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Investment income (Note 2):
Dividends (a)	$1,196,931	$614,011	$1,116,883
Interest	19,048	3,580	32,016
Securities lending net income	2,325	4,017	3,980
Total investment income	1,218,304	621,608	1,152,879
Expenses (Note 3):
Investment management fees	850,007	359,041	560,092
Custody fees	37,080	8,508	22,926
Audit and legal fees	41,148	35,860	37,100
Proxy fees	892	949	995
Shareholder reporting fees	18,211	16,967	7,050
Trustees' fees	11,726	8,237	11,771
	959,064	429,562	639,934
Administration fees:
Class I	-	-	124,503
Class II	-	-	57,962
Service Class I**	-	-	172
Service fees:
Service Class*	514	108	-
Service Class I**	-	-	179
Total expenses	959,578	429,670	822,750
Expenses waived (Note 3):
Initial Class fees waived by advisor	(6,012)	(1,792)	-
Class I fees waived by advisor	-	-	(16,636)
Class II fees waived by advisor	-	-	(27,274)
Net expenses	953,566	427,878	778,840
Net investment income (loss)	264,738	193,730	374,039
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(17,796,059)	(7,549,228)	(49,070,407)
Futures contracts	-	-	-
Foreign currency transactions	(13,222)	-	(14,408)
Net realized gain (loss)	(17,809,281)	(7,549,228)	(49,084,815)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(49,232,432)	(20,022,748)	(37,383,134)
Translation of assets and liabilities in foreign currencies	93	-	-
Net change in unrealized appreciation (depreciation)	(49,232,339)	(20,022,748)	(37,383,134)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(67,041,620)	(27,571,976)	(86,467,949)
Net increase (decrease) in net assets resulting from operations	$(66,776,882)	$(27,378,246)	$(86,093,910)
(a) Net of withholding tax of:	$11,559	$8,862	$32,779

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2008

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small/Mid Cap Value Fund	MML Small Cap Index Fund
Investment income (Note 2):
Dividends (a)	$10,579,887	$1,299,530	$3,734,829	$685,703
Dividends from affiliated issuers	-	-	-	-
Interest	113,763	98,046	71,960	7,327
Securities lending net income	92,114	98,835	102,647	33,575
Total investment income	10,785,764	1,496,411	3,909,436	726,605
Expenses (Note 3):
Investment management fees	3,034,753	1,856,223	1,527,581	169,008
Custody fees	78,194	35,120	34,413	30,186
Audit and legal fees	45,955	42,222	40,323	35,648
Proxy fees	995	892	897	912
Shareholder reporting fees	33,995	28,078	26,633	16,486
Trustees' fees	49,565	34,177	28,686	6,970
	3,243,457	1,996,712	1,658,533	259,210
Administration fees:
Class I	-	-	-	-
Class II	-	-	-	-
Service Class I**	-	-	-	-
Service fees:
Service Class*	686	1,064	400	369
Service Class I**	-	-	-	-
Total expenses	3,244,143	1,997,776	1,658,933	259,579
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	-	-	(4,562)
Class I fees waived by advisor	-	-	-	-
Class II fees waived by advisor	-	-	-	-
Service Class fees waived by advisor*	-	-	-	-
Service Class I fees waived by advisor**	-	-	-	-
Net expenses	3,244,143	1,997,776	1,658,933	255,017
Net investment income (loss)	7,541,621	(501,365)	2,250,503	471,588
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(81,395,117)	(15,576,884)	(45,768,409)	(635,799)
Futures contracts	-	-	(220,669)	(149,474)
Realized gain distributions from affiliated issuer (Note 7)	-	-	-	-
Foreign currency transactions	118,123	(3,069)	-	-
Net realized gain (loss)	(81,276,994)	(15,579,953)	(45,989,078)	(785,273)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(21,174,275)	(99,067,952)	(44,783,455)	(16,613,545)
Futures contracts	-	-	(9,420)	23,543
Translation of assets and liabilities in foreign currencies	(64,777)	(432)	-	-
Net change in unrealized appreciation (depreciation)	(21,239,052)	(99,068,384)	(44,792,875)	(16,590,002)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(102,516,046)	(114,648,337)	(90,781,953)	(17,375,275)
Net increase (decrease) in net assets resulting from operations	$(94,974,425)	$(115,149,702)	$(88,531,450)	$(16,903,687)
(a) Net of withholding tax of:	$31,184	$8,075	$2,409	$116

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Global Fund	MML Foreign Fund	MML Conservative Allocation Fund
Investment income (Note 2):
Dividends (a)	$1,036,253	$10,602,594	$-
Dividends from affiliated issuers	-	-	1,091,286
Interest	15,457	165,436	-
Securities lending net income	6,232	39,617	-
Total investment income	1,057,942	10,807,647	1,091,286
Expenses (Note 3):
Investment management fees	237,838	2,582,378	34,984
Custody fees	102,707	183,789	10,884
Audit and legal fees	39,740	48,038	32,070
Proxy fees	1,132	1,132	858
Shareholder reporting fees	4,959	29,838	12,756
Trustees' fees	6,066	41,924	2,493
	392,442	2,887,099	94,045
Administration fees:
Class I	22,980	-	-
Class II	56,489	-	-
Service Class I**	140	-	-
Service fees:
Service Class*	-	536	10,604
Service Class I**	125	-	-
Total expenses	472,176	2,887,635	104,649
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	(30,843)	(22,280)
Class I fees waived by advisor	(36,286)	-	-
Class II fees waived by advisor	(140,427)	-	-
Service Class fees waived by advisor*	-	-	(1,793)
Service Class I fees waived by advisor**	(21)	-	-
Net expenses	295,442	2,856,792	80,576
Net investment income (loss)	762,500	7,950,855	1,010,710
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(11,754,490)	(7,755,768)	(936,650)
Futures contracts	-	-	-
Realized gain distributions from affiliated issuer (Note 7)	-	-	113,739
Foreign currency transactions	(75,630)	(476,769)	-
Net realized gain (loss)	(11,830,120)	(8,232,537)	(822,911)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(9,411,018)	(149,042,640)	(8,376,464)
Futures contracts	-	-	-
Translation of assets and liabilities in foreign currencies	(3,058)	15,785	-
Net change in unrealized appreciation (depreciation)	(9,414,076)	(149,026,855)	(8,376,464)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(21,244,196)	(157,259,392)	(9,260,767)
Net increase (decrease) in net assets resulting from operations	$(20,481,696)	$(149,308,537)	$(8,188,665)
(a) Net of withholding tax of:	$57,820	$1,074,627	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2008

	MML Balanced Allocation Fund	MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund
Investment income (Note 2):
Dividends	$-	$-	$-	$-
Dividends from affiliated issuers	1,537,873	3,856,353	3,489,025	126,262
Total investment income	1,537,873	3,856,353	3,489,025	126,262
Expenses (Note 3):
Investment management fees	61,261	180,263	265,296	19,295
Custody fees	11,431	12,119	12,298	11,942
Audit and legal fees	33,026	37,937	41,075	31,232
Proxy fees	858	858	858	857
Shareholder reporting fees	13,550	16,996	19,613	12,385
Trustees' fees	4,374	12,821	19,019	1,462
	124,500	260,994	358,159	77,173
Administration fees:
Initial Class	-	-	-	-
Service Class I	-	-	-	-
Service fees:
Service Class*	14,349	42,362	51,784	1,045
Service Class I	-	-	-	-
Total expenses	138,849	303,356	409,943	78,218
Expenses waived (Note 3):
Initial Class fees waived by advisor	(915)	-	-	(37,814)
Service Class fees waived by advisor*	(1,063)	-	-	(770)
Service Class I fees waived by advisor	-	-	-	-
Net expenses	136,871	303,356	409,943	39,634
Net investment income (loss)	1,401,002	3,552,997	3,079,082	86,628
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,778,212)	(4,378,694)	(5,370,405)	(562,673)
Realized gain distributions from affiliated issuers (Note 7)	219,829	682,703	1,278,693	124,623
Net realized gain (loss)	(1,558,383)	(3,695,991)	(4,091,712)	(438,050)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(22,239,085)	(71,954,104)	(133,827,837)	(10,793,194)
Net change in unrealized appreciation (depreciation)	(22,239,085)	(71,954,104)	(133,827,837)	(10,793,194)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(23,797,468)	(76,650,095)	(137,919,549)	(11,231,244)
Net increase (decrease) in net assets resulting from operations	$(22,396,466)	$(72,097,098)	$(134,840,467)	$(11,144,616)

*  Service Class shares commenced operations on August 15, 2008.

**  Fund commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML American Funds Core Allocation Fund**	MML American Funds Growth Fund**	MML American Funds International Fund**
Investment income (Note 2):
Dividends	$1,897,506	$68,277	$145,593
Dividends from affiliated issuers	-	-	-
Total investment income	1,897,506	68,277	145,593
Expenses (Note 3):
Investment management fees	14,704	1,032	1,058
Custody fees	2,429	426	436
Audit and legal fees	65,172	74,622	74,622
Proxy fees	-	-	-
Shareholder reporting fees	16,292	16,153	16,153
Trustees' fees	732	73	74
	99,329	92,306	92,343
Administration fees:
Initial Class	-	-	-
Service Class I	18,380	1,720	1,764
Service fees:
Service Class*	-	-	-
Service Class I	18,380	1,720	1,764
Total expenses	136,089	95,746	95,871
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	-	-
Service Class fees waived by advisor*	-	-	-
Service Class I fees waived by advisor	(80,949)	(90,931)	(90,932)
Net expenses	55,140	4,815	4,939
Net investment income (loss)	1,842,366	63,462	140,654
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(61,097)	(62,604)	(73,948)
Realized gain distributions from affiliated issuers (Note 7)	-	-	-
Net realized gain (loss)	(61,097)	(62,604)	(73,948)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(1,179,273)	(115,131)	36,606
Net change in unrealized appreciation (depreciation)	(1,179,273)	(115,131)	36,606
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(1,240,370)	(177,735)	(37,342)
Net increase (decrease) in net assets resulting from operations	$601,996	$(114,273)	$103,312

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Allocation Fund		MML Equity Income Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,264,778	$6,331,620	$9,400,761	$5,915,377
Net realized gain (loss) on investment transactions	(40,930,010)	5,312,009	(24,006,438)	16,578,720
Net change in unrealized appreciation (depreciation) on investments	(32,350,270)	(8,082,157)	(147,476,428)	(14,644,997)
Net increase (decrease) in net assets resulting from operations	(68,015,502)	3,561,472	(162,082,105)	7,849,100
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(160,237)	(6,356,734)	-	(5,925,721)
Service Class*	(80)	-	-	-
Total distributions from net investment income	(160,317)	(6,356,734)	-	(5,925,721)
From net realized gains:
Initial Class	-	(6,419,732)	(5,677,873)	(12,156,321)
Service Class*	-	-	(1,337)	-
Total distributions from net realized gains	-	(6,419,732)	(5,679,210)	(12,156,321)
Tax return of capital:
Initial Class	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Initial Class	(50,818,926)	(1,703,229)	142,939,258	96,491,751
Service Class*	1,782,991	-	6,370,283	-
Increase (decrease) in net assets from fund share transactions	(49,035,935)	(1,703,229)	149,309,541	96,491,751
Total increase (decrease) in net assets	(117,211,754)	(10,918,223)	(18,451,774)	86,258,809
Net assets
Beginning of year	255,294,184	266,212,407	378,615,843	292,357,034
End of year	$138,082,430	$255,294,184	$360,164,069	$378,615,843
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$5,552,206	$44,174	$9,380,732	$(20,704)

*  Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Income & Growth Fund		MML Growth & Income Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,083,523	$2,523,375	$2,862,196	$3,365,337
Net realized gain (loss) on investment transactions	(16,127,940)	5,053,719	(58,835,920)	9,569,964
Net change in unrealized appreciation (depreciation) on investments	(32,268,822)	(7,601,044)	(42,058,219)	(12,124,354)
Net increase (decrease) in net assets resulting from operations	(46,313,239)	(23,950)	(98,031,943)	810,947
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(1,916)	(2,509,147)	-	(3,372,953)
Service Class*	(2)	-	-	-
Total distributions from net investment income	(1,918)	(2,509,147)	-	(3,372,953)
From net realized gains:
Initial Class	(6,864)	(7,574,681)	-	(10,987,401)
Service Class*	(6)	-	-	-
Total distributions from net realized gains	(6,870)	(7,574,681)	-	(10,987,401)
Tax return of capital:
Initial Class	-	(5,314)	-	(9,050)
Total tax return of capital	-	(5,314)	-	(9,050)
Net fund share transactions (Note 5):
Initial Class	(27,512,765)	(20,418,664)	(38,573,821)	(19,279,364)
Service Class*	659,761	-	1,358,185	-
Increase (decrease) in net assets from fund share transactions	(26,853,004)	(20,418,664)	(37,215,636)	(19,279,364)
Total increase (decrease) in net assets	(73,175,031)	(30,531,756)	(135,247,579)	(32,837,821)
Net assets
Beginning of year	150,272,250	180,804,006	269,802,727	302,640,548
End of year	$77,097,219	$150,272,250	$134,555,148	$269,802,727
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$2,062,917	$(1,403)	$2,842,220	$(19,976)

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund		MML Large Cap Growth Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$264,738	$235,529	$193,730	$93,732
Net realized gain (loss) on investment transactions	(17,809,281)	537,652	(7,549,228)	2,704,088
Net change in unrealized appreciation (depreciation) on investments	(49,232,339)	6,094,469	(20,022,748)	7,006,576
Net increase (decrease) in net assets resulting from operations	(66,776,882)	6,867,650	(27,378,246)	9,804,396
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(234,912)	-	(112,565)
Class I	-	-	-	-
Class II	-	-	-	-
Service Class*	-	-	-	-
Total distributions from net investment income	-	(234,912)	-	(112,565)
From net realized gains:
Initial Class	-	-	-	-
Class I	-	-	-	-
Class II	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Tax return of capital:
Initial Class	-	(20,962)	-	-
Total tax return of capital	-	(20,962)	-	-
Net fund share transactions (Note 5):
Initial Class	173,567,610	343,588	(10,678,299)	(13,358,560)
Class I	-	-	-	-
Class II	-	-	-	-
Service Class*	1,882,275	-	263,900	-
Service Class I**	-	-	-	-
Increase (decrease) in net assets from fund share transactions	175,449,885	343,588	(10,414,399)	(13,358,560)
Total increase (decrease) in net assets	108,673,003	6,955,364	(37,792,645)	(3,666,729)
Net assets
Beginning of year	61,701,402	54,746,038	74,225,151	77,891,880
End of year	$170,374,405	$61,701,402	$36,432,506	$74,225,151
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$234,816	$(4,247)	$188,557	$(5,173)

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Concentrated Growth Fund		MML Mid Cap Value Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$374,039	$200,682	$7,541,621	$5,173,680
Net realized gain (loss) on investment transactions	(49,084,815)	2,579,859	(81,276,994)	22,165,203
Net change in unrealized appreciation (depreciation) on investments	(37,383,134)	8,858,476	(21,239,052)	(38,730,870)
Net increase (decrease) in net assets resulting from operations	(86,093,910)	11,639,017	(94,974,425)	(11,391,987)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-	(15,668)	(4,364,411)
Class I	-	(49,169)	-	-
Class II	-	(165,443)	-	-
Service Class*	-	-	(4)	-
Total distributions from net investment income	-	(214,612)	(15,672)	(4,364,411)
From net realized gains:
Initial Class	-	-	-	(49,367,026)
Class I	-	(1,287,876)	-	-
Class II	-	(3,471,858)	-	-
Total distributions from net realized gains	-	(4,759,734)	-	(49,367,026)
Tax return of capital:
Initial Class	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Initial Class	-	-	(18,448,689)	111,145,799
Class I	89,139,781	4,664,293	-	-
Class II	(9,133,233)	(8,447,474)	-	-
Service Class*	-	-	2,222,528	-
Service Class I**	561,093	-	-	-
Increase (decrease) in net assets from fund share transactions	80,567,641	(3,783,181)	(16,226,161)	111,145,799
Total increase (decrease) in net assets	(5,526,269)	2,881,490	(111,216,258)	46,022,375
Net assets
Beginning of year	85,615,355	82,733,865	404,928,383	358,906,008
End of year	$80,089,086	$85,615,355	$293,712,125	$404,928,383
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$340,322	$(19,309)	$7,322,340	$144,558

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Mid Cap Growth Fund		MML Small/Mid Cap Value Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(501,365)	$220,708	$2,250,503	$2,538,239
Net realized gain (loss) on investment transactions	(15,579,953)	20,532,752	(45,989,078)	(7,754,539)
Net change in unrealized appreciation (depreciation) on investments	(99,068,384)	24,971,098	(44,792,875)	(41,879,232)
Net increase (decrease) in net assets resulting from operations	(115,149,702)	45,724,558	(88,531,450)	(47,095,532)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(239,326)	-	(2,320,011)
Class I	-	-	-	-
Class II	-	-	-	-
Total distributions from net investment income	-	(239,326)	-	(2,320,011)
From net realized gains:
Initial Class	(4,530,895)	(13,887,916)	-	-
Class I	-	-	-	-
Class II	-	-	-	-
Service Class*	(1,688)	-	-	-
Service Class I**	-	-	-	-
Total distributions from net realized gains	(4,532,583)	(13,887,916)	-	-
Tax return of capital:
Initial Class	-	-	-	(48,275)
Total tax return of capital	-	-	-	(48,275)
Net fund share transactions (Note 5):
Initial Class	17,861,147	(31,044,485)	(14,887,144)	90,807,973
Class I	-	-	-	-
Class II	-	-	-	-
Service Class*	3,762,968	-	1,498,829	-
Service Class I**	-	-	-	-
Increase (decrease) in net assets from fund share transactions	21,624,115	(31,044,485)	(13,388,315)	90,807,973
Total increase (decrease) in net assets	(98,058,170)	552,831	(101,919,765)	41,344,155
Net assets
Beginning of year	285,701,347	285,148,516	248,583,085	207,238,930
End of year	$187,643,177	$285,701,347	$146,663,320	$248,583,085
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(31,930)	$(19,583)	$2,110,865	$70,325

*  Service Class shares commenced operations on August 15, 2008.

**  Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Index Fund		MML Global Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$471,588	$595,381	$762,500	$880,532
Net realized gain (loss) on investment transactions	(785,273)	2,938,261	(11,830,120)	2,868,001
Net change in unrealized appreciation (depreciation) on investments	(16,590,002)	(3,445,297)	(9,414,076)	(1,420,361)
Net increase (decrease) in net assets resulting from operations	(16,903,687)	88,345	(20,481,696)	2,328,172
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(523,610)	-	-
Class I	-	-	-	(153,417)
Class II	-	-	-	(698,665)
Total distributions from net investment income	-	(523,610)	-	(852,082)
From net realized gains:
Initial Class	(576,998)	(2,426,222)	-	-
Class I	-	-	(36,256)	(396,384)
Class II	-	-	(126,609)	(1,736,166)
Service Class*	(1,067)	-	-	-
Service Class I**	-	-	(416)	-
Total distributions from net realized gains	(578,065)	(2,426,222)	(163,281)	(2,132,550)
Tax return of capital:
Initial Class	-	-	-	-
Total tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Initial Class	(7,489,602)	(7,027,997)	-	-
Class I	-	-	(54,812)	662,959
Class II	-	-	(8,718,882)	(7,923,075)
Service Class*	1,206,086	-	-	-
Service Class I**	-	-	294,855	-
Increase (decrease) in net assets from fund share transactions	(6,283,516)	(7,027,997)	(8,478,839)	(7,260,116)
Total increase (decrease) in net assets	(23,765,268)	(9,889,484)	(29,123,816)	(7,916,576)
Net assets
Beginning of year	58,893,318	68,782,802	53,585,175	61,501,751
End of year	$35,128,050	$58,893,318	$24,461,359	$53,585,175
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$470,282	$20,638	$682,746	$(3,966)

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Foreign Fund		MML Conservative Allocation Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007**
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,950,855	$6,075,733	$1,010,710	$1,976
Net realized gain (loss) on investment transactions	(8,232,537)	6,187,162	(822,911)	2,157
Net change in unrealized appreciation (depreciation) on investments	(149,026,855)	24,092,724	(8,376,464)	449
Net increase (decrease) in net assets resulting from operations	(149,308,537)	36,355,619	(8,188,665)	4,582
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(118,041)	(7,983,780)	(4)	(2,986)
Service Class*	(40)	-	(0)†	-
Total distributions from net investment income	(118,081)	(7,983,780)	(4)	(2,986)
From net realized gains:
Initial Class	-	(5,335,758)	(1,144)	-
Service Class*	-	-	(3)	-
Total distributions from net realized gains	-	(5,335,758)	(1,147)	-
Net fund share transactions (Note 5):
Initial Class	(902,429)	82,470,020	61,606,233	152,986
Service Class*	1,695,188	-	37,698,794	-
Increase (decrease) in net assets from fund share transactions	792,759	82,470,020	99,305,027	152,986
Total increase (decrease) in net assets	(148,633,859)	105,506,101	91,115,211	154,582
Net assets
Beginning of year	359,018,220	253,512,119	154,582	-
End of year	$210,384,361	$359,018,220	$91,269,793	$154,582
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$6,154,845	$(1,201,159)	$1,023,850	$1

*  Service Class shares commenced operations on August 15, 2008.

**  Fund commenced operations on August 31, 2007.

†  Amount is less than $0.50

The accompanying notes are an integral part of the financial statements.

	MML Balanced Allocation Fund		MML Moderate Allocation Fund
	Year Ended December 31, 2008	Period Ended December 31, 2007**	Year Ended December 31, 2008	Period Ended December 31, 2007**
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,401,002	$1,679	$3,552,997	$1,588
Net realized gain (loss) on investment transactions	(1,558,383)	3,056	(3,695,991)	3,486
Net change in unrealized appreciation (depreciation) on investments	(22,239,085)	(364)	(71,954,104)	(1,049)
Net increase (decrease) in net assets resulting from operations	(22,396,466)	4,371	(72,097,098)	4,025
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(3,233)	-	(3,353)
Service Class*	-	-	-	-
Total distributions from net investment income	-	(3,233)	-	(3,353)
From net realized gains:
Initial Class	(1,504)	-	(1,740)	-
Service Class*	(2)	-	(1)	-
Total distributions from net realized gains	(1,506)	-	(1,741)	-
Net fund share transactions (Note 5):
Initial Class	111,190,822	153,233	325,397,547	153,353
Service Class*	48,921,533	-	145,005,005	-
Increase (decrease) in net assets from fund share transactions	160,112,355	153,233	470,402,552	153,353
Total increase (decrease) in net assets	137,714,383	154,371	398,303,713	154,025
Net assets
Beginning of year	154,371	-	154,025	-
End of year	$137,868,754	$154,371	$398,457,738	$154,025
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$1,427,794	$-	$3,632,522	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Growth Allocation Fund		MML Aggressive Allocation Fund
	Year Ended December 31, 2008	Period Ended December 31, 2007**	Year Ended December 31, 2008	Period Ended December 31, 2007**
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,079,082	$1,275	$86,628	$972
Net realized gain (loss) on investment transactions	(4,091,712)	4,222	(438,050)	4,817
Net change in unrealized appreciation (depreciation) on investments	(133,827,837)	(1,833)	(10,793,194)	(2,493)
Net increase (decrease) in net assets resulting from operations	(134,840,467)	3,664	(11,144,616)	3,296
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(3,383)	-	(3,387)
Total distributions from net investment income	-	(3,383)	-	(3,387)
From net realized gains:
Initial Class	(2,157)	-	(2,396)	-
Service Class*	(1)	-	(8)	-
Total distributions from net realized gains	(2,158)	-	(2,404)	-
Net fund share transactions (Note 5):
Initial Class	490,160,771	153,383	35,507,397	153,387
Service Class*	183,524,175	-	3,916,329	-
Service Class I	-	-	-	-
Increase (decrease) in net assets from fund share transactions	673,684,946	153,383	39,423,726	153,387
Total increase (decrease) in net assets	538,842,321	153,664	28,276,706	153,296
Net assets
Beginning of year	153,664	-	153,296	-
End of year	$538,995,985	$153,664	$28,430,002	$153,296
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$3,227,041	$-	$99,528	$-

*  Service Class shares commenced operations on August 15, 2008.

**  Fund commenced operations on August 31, 2007.

The accompanying notes are an integral part of the financial statements.

	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund
	Period Ended December 31, 2008*	Period Ended December 31, 2008*	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,842,366	$63,462	$140,654
Net realized gain (loss) on investment transactions	(61,097)	(62,604)	(73,948)
Net change in unrealized appreciation (depreciation) on investments	(1,179,273)	(115,131)	36,606
Net increase (decrease) in net assets resulting from operations	601,996	(114,273)	103,312
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-	-
Total distributions from net investment income	-	-	-
From net realized gains:
Initial Class	-	-	-
Service Class*	-	-	-
Total distributions from net realized gains	-	-	-
Net fund share transactions (Note 5):
Initial Class	-	-	-
Service Class*	-	-	-
Service Class I	67,271,679	6,194,066	6,306,334
Increase (decrease) in net assets from fund share transactions	67,271,679	6,194,066	6,306,334
Total increase (decrease) in net assets	67,873,675	6,079,793	6,409,646
Net assets
Beginning of year	-	-	-
End of year	$67,873,675	$6,079,793	$6,409,646
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$1,842,366	$63,462	$140,654

MML Series Investment Fund – Financial Highlights
(For a share outstanding throughout each period)

MML Asset Allocation Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$9.91		$10.30		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	***	0.25	***	0.16	***
Net realized and unrealized gain (loss) on investments	(3.23)		(0.13)		0.31
Total income (loss) from investment operations	(3.00)		0.12		0.47
Less distributions to shareholders:
From net investment income	(0.01)		(0.25)		(0.16)
From net realized gains	-		(0.26)		(0.01)
Total distributions	(0.01)		(0.51)		(0.17)
Net asset value, end of period	$6.90		$9.91		$10.30
Total Return^^	(30.32)%		1.14%		4.74	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$136,326		$255,294		$266,212
Ratio of expenses to average daily net assets:
Before expense waiver	0.62%		0.59%		0.61	% *
After expense waiver	0.60	% #	0.57	% #	0.57	% *#
Net investment income (loss) to average daily net assets	2.63%		2.34%		2.40	% *
Portfolio turnover rate	67%		62%		38	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.98
Income (loss) from investment operations:
Net investment income (loss)	0.08	***
Net realized and unrealized gain (loss) on investments	(2.15)
Total income (loss) from investment operations	(2.07)
Less distributions to shareholders:
From net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$6.90
Total Return^^	(23.10	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,757
Net expenses to average daily net assets	0.90	% *
Net investment income (loss) to average daily net assets	3.09	% *
Portfolio turnover rate	67%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Equity Income Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.77		$10.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.20 ***	0.11	***
Net realized and unrealized gain (loss) on investments	(4.04)		0.15	0.99
Total income (loss) from investment operations	(3.82)		0.35	1.10
Less distributions to shareholders:
From net investment income	-		(0.17)	(0.10)
From net realized gains	(0.13)		(0.38)	(0.03)
Total distributions	(0.13)		(0.55)	(0.13)
Net asset value, end of period	$6.82		$10.77	$10.97
Total Return^^	(35.80)%		3.13%	11.01	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$353,862		$378,616	$292,357
Net expenses to average daily net assets	0.80%		0.78%	0.80	% *
Net investment income (loss) to average daily net assets	2.51%		1.76%	1.66	% *
Portfolio turnover rate	32%		27%	12	% **
	Service Class
	Year Ended 12/31/08+++
Net asset value, beginning of period	$9.60
Income (loss) from investment operations:
Net investment income (loss)	0.09	***
Net realized and unrealized gain (loss) on investments	(2.74)
Total income (loss) from investment operations	(2.65)
Less distributions to shareholders:
From net realized gains	(0.13)
Total distributions	(0.13)
Net asset value, end of period	$6.82
Total Return^^	(27.98	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,302
Net expenses to average daily net assets	1.06	% *
Net investment income (loss) to average daily net assets	3.36	% *
Portfolio turnover rate	32%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Income & Growth Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$10.24		$11.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.17 ***	0.13	***
Net realized and unrealized gain (loss) on investments	(3.72)		(0.24)	1.04
Total income (loss) from investment operations	(3.56)		(0.07)	1.17
Less distributions to shareholders:
From net investment income	(0.00	)†	(0.17)	(0.14)
From net realized gains	(0.00	)†	(0.55)	-
Tax return of capital	-		(0.00)†	-
Total distributions	(0.00)		(0.72)	(0.14)
Net asset value, end of period	$6.68		$10.24	$11.03
Total Return^^	(34.76)%		(0.77)%	11.66	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$76,447		$150,272	$180,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%		0.70%	0.72	% *
After expense waiver	0.73	% #	N/A ##	0.70	% *#
Net investment income (loss) to average daily net assets	1.82%		1.48%	1.84	% *
Portfolio turnover rate	59%		57%	38	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.09
Income (loss) from investment operations:
Net investment income (loss)	0.06	***
Net realized and unrealized gain (loss) on investments	(2.47)
Total income (loss) from investment operations	(2.41)
Less distributions to shareholders:
From net investment income	(0.00	)†
From net realized gains	(0.00	)†
Total distributions	(0.00)
Net asset value, end of period	$6.68
Total Return^^	(26.51	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$650
Net expenses to average daily net assets	1.03	% *
Net investment income (loss) to average daily net assets	2.33	% *
Portfolio turnover rate	59%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Growth & Income Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$9.80		$10.36		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.12	***	0.07	***
Net realized and unrealized gain (loss) on investments	(4.04)		(0.14)		0.37
Total income (loss) from investment operations	(3.93)		(0.02)		0.44
Less distributions to shareholders:
From net investment income	-		(0.12)		(0.08)
From net realized gains	-		(0.42)		-
Tax return of capital	-		(0.00	)†	-
Total distributions	-		(0.54)		(0.08)
Net asset value, end of period	$5.87		$9.80		$10.36
Total Return^^	(40.10)%		(0.33)%		4.35	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$133,236		$269,803		$302,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%		0.54%		0.55	% *
After expense waiver	0.55	% #	0.52	% #	0.52	% *#
Net investment income (loss) to average daily net assets	1.39%		1.13%		1.11	% *
Portfolio turnover rate	48%		38%		22	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.59
Income (loss) from investment operations:
Net investment income (loss)	0.05	***
Net realized and unrealized gain (loss) on investments	(2.78)
Total income (loss) from investment operations	(2.73)
Net asset value, end of period	$5.86
Total Return^^	(31.78	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,319
Net expenses to average daily net assets	0.84	% *
Net investment income (loss) to average daily net assets	2.15	% *
Portfolio turnover rate	48%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Blue Chip Growth Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$11.87		$10.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.05 ***	0.02	***
Net realized and unrealized gain (loss) on investments	(5.06)		1.29	0.58
Total income (loss) from investment operations	(5.04)		1.34	0.60
Less distributions to shareholders:
From net investment income	-		(0.05)	(0.02)
Tax return of capital	-		(0.00)†	-
Total distributions	-		(0.05)	(0.02)
Net asset value, end of period	$6.83		$11.87	$10.58
Total Return^^	(42.46)%		12.67%	6.04	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$168,558		$61,701	$54,746
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.84%	0.90	% *
After expense waiver	0.84	% #	N/A	0.85	% *#
Net investment income (loss) to average daily net assets	0.23%		0.40%	0.37	% *
Portfolio turnover rate	33%		35%	24	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$10.70
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†
Net realized and unrealized gain (loss) on investments	(3.87)
Total income (loss) from investment operations	(3.87)
Net asset value, end of period	$6.83
Total Return^^	(36.17	)% **
Ratios / Supplemental Data:
Net assets, end of peirod (000's)	$1,816
Net expenses to average daily net assets	1.10	% *
Net investment income (loss) to average daily net assets	0.17	% *
Portfolio turnover rate	33%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Large Cap Growth Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$11.34		$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.01 ***	0.01	***
Net realized and unrealized gain (loss) on investments	(4.66)		1.35	(0.00	)†
Total income (loss) from investment operations	(4.63)		1.36	0.01
Less distributions to shareholders:
From net investment income	-		(0.02)	(0.01)
Total distributions	-		(0.02)	(0.01)
Net asset value, end of period	$6.71		$11.34	$10.00
Total Return^^	(40.83)%		13.57%	0.10	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$36,197		$74,225	$77,892
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%		0.72%	0.76	% *
After expense waiver	0.77	% #	N/A	0.73	% *#
Net investment income (loss) to average daily net assets	0.35%		0.12%	0.15	% *
Portfolio turnover rate	86%		85%	61	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.87
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(3.17)
Total income (loss) from investment operations	(3.16)
Net asset value, end of period	$6.71
Total Return^^	(32.02	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$236
Net expenses to average daily net assets	1.13	% *
Net investment income (loss) to average daily net assets	0.53	% *
Portfolio turnover rate	86%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Concentrated Growth Fund

	Class I
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$11.09		$10.21		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	(6.67)		1.54		0.21
Total income (loss) from investment operations	(6.64)		1.56		0.22
Less distributions to shareholders:
From net investment income	-		(0.02)		-
From net realized gains	-		(0.66)		(0.01)
Total distributions	-		(0.68)		(0.01)
Net asset value, end of period	$4.45		$11.09		$10.21
Total Return^^	(59.87)%		15.04%		2.19	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$59,617		$23,930		$18,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.93%		0.91%		0.94	% *
After expense waiver	0.90	% #	0.76	% #	0.76	% *#
Net investment income (loss) to average daily net assets	0.40%		0.16%		0.11	% *
Portfolio turnover rate	104%		59%		43	% **
	Class II
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$11.10		$10.21		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.03	***	0.01	***
Net realized and unrealized gain (loss) on investments	(6.67)		1.55		0.22
Total income (loss) from investment operations	(6.64)		1.58		0.23
Less distributions to shareholders:
From net investment income	-		(0.03)		-
From net realized gains	-		(0.66)		(0.02)
Total distributions	-		(0.69)		(0.02)
Net asset value, end of period	$4.46		$11.10		$10.21
Total Return^^	(59.82)%		15.20%		2.25	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$19,978		$61,686		$64,702
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.81%		0.84	% *
After expense waiver	0.76	% #	0.66	% #	0.66	% *#
Net investment income (loss) to average daily net assets	0.40%		0.26%		0.21	% *
Portfolio turnover rate	104%		59%		43	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Concentrated Growth Fund

	Service Class I
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.78
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(4.34)
Total income (loss) from investment operations	(4.33)
Net asset value, end of period	$4.45
Total Return^^	(49.32	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$494
Net expenses to average daily net assets	1.19	% *
Net investment income (loss) to average daily net assets	0.73	% *
Portfolio turnover rate	104%

MML Mid Cap Value Fund

	Initial Class
	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.18	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.15 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(2.42)	(0.35)	1.03
Total income (loss) from investment operations	(2.25)	(0.20)	1.13
Less distributions to shareholders:
From net investment income	(0.00)†	(0.10)	(0.10)
From net realized gains	-	(1.33)	(0.22)
Total distributions	-	(1.43)	(0.32)
Net asset value, end of period	$6.93	$9.18	$10.81
Total Return^^	(24.51)%	(2.32)%	11.23	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$291,433	$404,928	$358,906
Net expenses to average daily net assets	0.90%	0.88%	0.90	% *
Net investment income (loss) to average daily net assets	2.09%	1.33%	1.44	% *
Portfolio turnover rate	189%	206%	173	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Mid Cap Value Fund

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.06
Income (loss) from investment operations:
Net investment income (loss)	0.09	***
Net realized and unrealized gain (loss) on investments	(2.23)
Total income (loss) from investment operations	(2.14)
Less distributions to shareholders:
From net investment income	(0.00	)†
Total distributions	(0.00)
Net asset value, end of period	$6.92
Total Return^^	(23.62	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,279
Net expenses to average daily net assets	1.16	% *
Net investment income (loss) to average daily net assets	3.51	% *
Portfolio turnover rate	189%

MML Mid Cap Growth Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$11.18		$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.01 ***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(4.41)		1.71	0.05
Total income (loss) from investment operations	(4.43)		1.72	0.04
Less distributions to shareholders:
From net investment income	-		(0.01)	-
From net realized gains	(0.18)		(0.57)	-
Total distributions	(0.18)		(0.58)	-
Net asset value, end of period	$6.57		$11.18	$10.04
Total Return^^	(40.21)%		16.89%	0.50	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$183,886		$285,701	$285,149
Net expenses to average daily net assets	0.83%		0.81%	0.83	% *
Net investment income (loss) to average daily net assets	(0.21)%		0.08%	(0.11	)% *
Portfolio turnover rate	32%		31%	30	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Mid Cap Growth Fund

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$10.46
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***
Net realized and unrealized gain (loss) on investments	(3.70)
Total income (loss) from investment operations	(3.71)
Less distributions to shareholders:
From net realized gains	(0.18)
Total distributions	(0.18)
Net asset value, end of period	$6.57
Total Return^^	(36.09	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,757
Net expenses to average daily net assets	1.11	% *
Net investment income (loss) to average daily net assets	(0.29	)% *
Portfolio turnover rate	32%

MML Small/Mid Cap Value Fund

	Initial Class
	Year Ended 12/31/08	Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$8.45	$10.45		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.11	***	0.08	***
Net realized and unrealized gain (loss) on investments	(3.32)	(2.02)		0.44
Total income (loss) from investment operations	(3.24)	(1.91)		0.52
Less distributions to shareholders:
From net investment income	-	(0.09)		(0.07)
Tax return of capital	-	(0.00	) †	-
Total distributions	-	(0.09)		(0.07)
Net asset value, end of period	$5.21	$8.45		$10.45
Total Return^^	(38.34)%	(18.31)%		5.20	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$145,129	$248,583		$207,239
Net expenses to average daily net assets	0.81%	0.79%		0.83	% *
Net investment income (loss) to average daily net assets	1.10%	1.14%		1.29	% *
Portfolio turnover rate	145%	152%		173	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.11
Income (loss) from investment operations:
Net investment income (loss)	0.03	***
Net realized and unrealized gain (loss) on investments	(2.93)
Total income (loss) from investment operations	(2.90)
Net asset value, end of period	$5.21
Total Return^^	(35.76	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,535
Net expenses to average daily net assets	1.07	% *
Net investment income (loss) to average daily net assets	1.79	% *
Portfolio turnover rate	145%

MML Small Cap Index Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$9.56		$10.10	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.09 ***	0.04	***
Net realized and unrealized gain (loss) on investments	(3.05)		(0.13)	0.10
Total income (loss) from investment operations	(2.97)		(0.04)	0.14
Less distributions to shareholders:
From net investment income	-		(0.09)	(0.04)
From net realized gains	(0.10)		(0.41)	-
Total distributions	(0.10)		(0.50)	(0.04)
Net asset value, end of period	$6.49		$9.56	$10.10
Total Return^^	(31.36)%		(0.57)%	1.41	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$33,944		$58,893	$68,783
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%		0.44%	0.52	% *
After expense waiver	0.53	% #	N/A	0.45	% *#
Net investment income (loss) to average daily net assets	0.98%		0.90%	0.60	% *
Portfolio turnover rate	23%		15%	73	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Small Cap Index Fund

	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.60
Income (loss) from investment operations:
Net investment income (loss)	0.03	***
Net realized and unrealized gain (loss) on investments	(3.05)
Total income (loss) from investment operations	(3.02)
Less distributions to shareholders:
From net realized gains	(0.10)
Total distributions	(0.10)
Net asset value, end of period	$6.48
Total Return^^	(31.75	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,184
Net expenses to average daily net assets	0.91	% *
Net investment income (loss) to average daily net assets	1.33	% *
Portfolio turnover rate	23%

MML Global Fund

	Class I
	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$10.31		$10.52		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.16	***	0.10	***
Net realized and unrealized gain (loss) on investments	(4.64)		0.22		0.53
Total income (loss) from investment operations	(4.49)		0.38		0.63
Less distributions to shareholders:
From net investment income	-		(0.16)		(0.11)
From net realized gains	(0.04)		(0.43)		-
Total distributions	(0.04)		(0.59)		(0.11)
Net asset value, end of period	$5.78		$10.31		$10.52
Total Return^^	(43.70)%		3.57%		6.25	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,589		$10,156		$9,698
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%		1.15%		1.15	% *
After expense waiver	0.83	% #	0.71	% #	0.71	% *#
Net investment income (loss) to average daily net assets	1.82%		1.41%		1.47	% *
Portfolio turnover rate	65%		56%		41	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Global Fund

	Class II
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06+
Net asset value, beginning of period	$10.31		$10.52	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.17 ***	0.10	***
Net realized and unrealized gain (loss) on investments	(4.61)		0.22	0.53
Total income (loss) from investment operations	(4.44)		0.39	0.63
Less distributions to shareholders:
From net investment income	-		(0.17)	(0.11)
From net realized gains	(0.04)		(0.43)	-
Total distributions	(0.04)		(0.60)	(0.11)
Net asset value, end of period	$5.83		$10.31	$10.52
Total Return^^	(43.27)%		3.75%	6.30	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$18,607		$43,429	$51,804
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%		1.05%	1.04	% *
After expense waiver	0.72	% #	0.61%	0.61	% *#
Net investment income (loss) to average daily net assets	1.95%		1.51%	1.60	% *
Portfolio turnover rate	65%		56%	41	% **
	Service Class I
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.72
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(2.89)
Total income (loss) from investment operations	(2.88)
Less distributions to shareholders:
From net realized gains	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$5.80
Total Return^^	(33.21	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$265
Ratio of expenses to average daily net assets:
Before expense waiver	1.19	% *
After expense waiver	1.15	% *#
Net investment income (loss) to average daily net assets	0.46	% *
Portfolio turnover rate	65%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Foreign Fund

	Initial Class
	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$12.02		$11.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27	***	0.24 ***	0.13	***
Net realized and unrealized gain (loss) on investments	(5.21)		1.24	1.00
Total income (loss) from investment operations	(4.94)		1.48	1.13
Less distributions to shareholders:
From net investment income	(0.00	)†	(0.27)	(0.12)
From net realized gains	-		(0.19)	(0.01)
Total distributions	(0.00)		(0.46)	(0.13)
Net asset value, end of period	$7.08		$12.02	$11.00
Total Return^^	(41.07)%		13.48%	11.26	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$208,709		$359,018	$253,512
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%	1.03	% *
After expense waiver	0.98	% #	N/A	1.02	% *#
Net investment income (loss) to average daily net assets	2.74%		2.00%	1.90	% *
Portfolio turnover rate	10%		9%	9	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.96
Income (loss) from investment operations:
Net investment income (loss)	0.03	***
Net realized and unrealized gain (loss) on investments	(2.92)
Total income (loss) from investment operations	(2.89)
Less distributions to shareholders:
From net investment income	(0.00	)†
Total distributions	(0.00)
Net asset value, end of period	$7.07
Total Return^^	(28.99	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,675
Net expenses to average daily net assets	1.25	% *
Net investment income (loss) to average daily net assets	1.00	% *
Portfolio turnover rate	10%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

+  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Conservative Allocation Fund

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$10.11		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.28	***	0.13	***
Net realized and unrealized gain (loss) on investments	(2.24)		0.18
Total income (loss) from investment operations	(1.96)		0.31
Less distributions to shareholders:
From net investment income	(0.00	)†	(0.20)
From net realized gains	(0.00	)†	-
Total distributions	(0.00	)†	(0.20)
Net asset value, end of period	$8.15		$10.11
Total Return^^	(19.38)%		3.09	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$52,819		$155
Ratio of expenses to average daily net assets:
Before expense waiver	0.27%		61.88	% *
After expense waiver	0.20	% #	0.20	% *#
Net investment income (loss) to average daily net assets	3.06%		3.81	% *
Portfolio turnover rate	37%		0	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.79
Income (loss) from investment operations:
Net investment income (loss)	0.05	***
Net realized and unrealized gain (loss) on investments	(1.70)
Total income (loss) from investment operations	(1.65)
Less distributions to shareholders:
From net investment income	(0.00	)†
From net realized gains	(0.00	)†
Total distributions	(0.00	)†
Net asset value, end of period	$8.14
Total Return^^	(16.85	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$38,451
Ratio of expenses to average daily net assets:
Before expense waiver	0.49	% *
After expense waiver	0.45	% *#
Net investment income (loss) to average daily net assets	1.62	% *
Portfolio turnover rate	37%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

++  For the period August 31, 2007 (commencement of operations) through December 31, 2007.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Balanced Allocation Fund

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$10.08		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.11	***
Net realized and unrealized gain (loss) on investments	(2.70)		0.19
Total income (loss) from investment operations	(2.49)		0.30
Less distributions to shareholders:
From net investment income	-		(0.22)
From net realized gains	(0.00	)†	-
Total distributions	(0.00)		(0.22)
Net asset value, end of period	$7.59		$10.08
Total Return^^	(24.70)%		2.96	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$88,583		$154
Ratio of expenses to average daily net assets:
Before expense waiver	0.20%		61.68	% *
After expense waiver	N/A ##		0.20	% *#
Net investment income (loss) to average daily net assets	2.43%		3.23	% *
Portfolio turnover rate	21%		0	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.60
Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	(2.03)
Total income (loss) from investment operations	(2.01)
Less distributions to shareholders:
From net realized gains	(0.00	)†
Total distributions	(0.00)
Net asset value, end of period	$7.59
Total Return^^	(20.94	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$49,286
Ratio of expenses to average daily net assets:
Before expense waiver	0.47	% *
After expense waiver	0.45	% *#
Net investment income (loss) to average daily net assets	0.87	% *
Portfolio turnover rate	21%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

++  For the period August 31, 2007 (commencement of operations) through December 31, 2007.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

##  Amount waived had no impact on the ratio of expenses to average daily net assets.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Moderate Allocation Fund

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$10.04		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.11	***
Net realized and unrealized gain (loss) on investments	(2.96)		0.15
Total income (loss) from investment operations	(2.78)		0.26
Less distributions to shareholders:
From net investment income	-		(0.22)
From net realized gains	(0.00	)†	-
Total distributions	(0.00	)†	(0.22)
Net asset value, end of period	$7.26		$10.04
Total Return^^	(27.69)%		2.63	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$251,682		$154
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%		61.59	% *
After expense waiver	N/A		0.20	% *#
Net investment income (loss) to average daily net assets	2.09%		3.05	% *
Portfolio turnover rate	18%		0	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.44
Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	(2.20)
Total income (loss) from investment operations	(2.18)
Less distributions to shareholders:
From net realized gains	(0.00	)†
Total distributions	(0.00	)†
Net asset value, end of period	$7.26
Total Return^^	(23.09	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$146,775
Net expenses to average daily net assets	0.39	% *
Net investment income (loss) to average daily net assets	0.86	% *
Portfolio turnover rate	18%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

++  For the period August 31, 2007 (commencement of operations) through December 31, 2007.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Growth Allocation Fund

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$10.02		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.08	***
Net realized and unrealized gain (loss) on investments	(3.46)		0.17
Total income (loss) from investment operations	(3.36)		0.25
Less distributions to shareholders:
From net investment income	-		(0.23)
From net realized gains	(0.00	)†	-
Total distributions	(0.00	)†	(0.23)
Net asset value, end of period	$6.66		$10.02
Total Return^^	(33.53)%		2.45	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$354,595		$154
Ratio of expenses to average daily net assets:
Before expense waiver	0.13%		61.40	% *
After expense waiver	N/A		0.20	% *#
Net investment income (loss) to average daily net assets	1.24%		2.44	% *
Portfolio turnover rate	14%		0	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.20
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(2.55)
Total income (loss) from investment operations	(2.54)
Less distributions to shareholders:
From net realized gains	(0.00	)†
Total distributions	(0.00	)†
Net asset value, end of period	$6.66
Total Return^^	(27.61	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$184,401
Net expenses to average daily net assets	0.39	% *
Net investment income (loss) to average daily net assets	0.24	% *
Portfolio turnover rate	14%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

++  For the period August 31, 2007 (commencement of operations) through December 31, 2007.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML Aggressive Allocation Fund

	Initial Class
	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$9.99		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.06	***
Net realized and unrealized gain (loss) on investments	(3.88)		0.16
Total income (loss) from investment operations	(3.84)		0.22
Less distributions to shareholders:
From net investment income	-		(0.23)
From net realized gains	(0.00	)†	-
Total distributions	(0.00	)†	(0.23)
Net asset value, end of period	$6.15		$9.99
Total Return^^	(38.43)%		2.15	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$24,477		$153
Ratio of expenses to average daily net assets:
Before expense waiver	0.40%		61.22	% *
After expense waiver	0.20	% #	0.20	% *#
Net investment income (loss) to average daily net assets	0.46%		1.85	% *
Portfolio turnover rate	18%		0	% **
	Service Class
	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.98
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***
Net realized and unrealized gain (loss) on investments	(2.83)
Total income (loss) from investment operations	(2.84)
Less distributions to shareholders:
From net realized gains	(0.00	)†
Total distributions	(0.00	)†
Net asset value, end of period	$6.14
Total Return^^	(31.62	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,953
Ratio of expenses to average daily net assets:
Before expense waiver	0.63	% *
After expense waiver	0.45	% *#
Net investment income (loss) to average daily net assets	(0.27	)% *
Portfolio turnover rate	18%

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.005 per share.

++  For the period August 31, 2007 (commencement of operations) through December 31, 2007.

+++  For the period August 15, 2008 (commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

	Service Class I
	Year Ended 12/31/08+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.72	***
Net realized and unrealized gain (loss) on investments	(2.97)
Total income (loss) from investment operations	(2.25)
Net asset value, end of period	$7.75
Total Return^^	(22.50	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$67,874
Ratio of expenses to average daily net assets:
Before expense waiver	1.85	% *
After expense waiver	0.75	% *#
Net investment income (loss) to average daily net assets	25.06	% *
Portfolio turnover rate	1	% **

MML American Funds Growth Fund

	Service Class I
	Year Ended 12/31/08+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	***
Net realized and unrealized gain (loss) on investments	(3.86)
Total income (loss) from investment operations	(3.64)
Net asset value, end of period	$6.36
Total Return^^	(36.40	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,080
Ratio of expenses to average daily net assets:
Before expense waiver	13.92	% *
After expense waiver	0.70	% *#
Net investment income (loss) to average daily net assets	9.23	% *
Portfolio turnover rate	5	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period August 15, 2008 (Commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)
(For a share outstanding throughout each period)

MML American Funds International Fund

	Service Class I
	Year Ended 12/31/08+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.51	***
Net realized and unrealized gain (loss) on investments	(3.59)
Total income (loss) from investment operations	3.08
Net asset value, end of period	$6.92
Total Return^^	(30.80	)% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,410
Ratio of expenses to average daily net assets:
Before expense waiver	13.59	% *
After expense waiver	0.70	% *#
Net investment income (loss) to average daily net assets	19.94	% *
Portfolio turnover rate	7	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  For the period August 15, 2008 (Commencement of operations) through December 31, 2008.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are twenty-one series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Asset Allocation Fund ("Asset Allocation Fund"), MML Equity Income Fund ("Equity Income Fund"), MML Income & Growth Fund ("Income & Growth Fund"), MML Growth & Income Fund ("Growth & Income Fund"), MML Blue Chip Growth Fund ("Blue Chip Growth Fund"), MML Large Cap Growth Fund ("Large Cap Growth Fund"), MML Concentrated Growth Fund ("Concentrated Growth Fund"), MML Mid Cap Value Fund ("Mid Cap Value Fund"), MML Mid Cap Growth Fund ("Mid Cap Growth Fund"), MML Small/Mid Cap Value Fund (formerly MML Small Cap Value Fund) ("Small/Mid Cap Value Fund"), MML Small Cap Index Fund ("Small Cap Index Fund"), MML Global Fund ("Global Fund"), MML Foreign Fund ("Foreign Fund"), MML Conservative Allocation Fund ("Conservative Allocation Fund"), MML Balanced Allocation Fund ("Balanced Allocation Fund"), MML Moderate Allocation Fund ("Moderate Allocation Fund"), MML Growth Allocation Fund ("Growth Allocation Fund"), MML Aggressive Allocation Fund ("Aggressive Allocation Fund"), MML American Funds Core Allocation Fund ("American Funds Core Allocation Fund"), MML American Funds Growth Fund ("American Funds Growth Fund") and MML American Funds International Fund ("American Funds International Fund").

The American Funds Core Allocation Fund, American Funds Growth Fund and American Funds International Fund commenced operations on August 15, 2008. The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund commenced operations on August 31, 2007.

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund invest all of their investable assets in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The financial statements included herein are those of the Funds listed above and the applicable MML Series Investment Funds. The financial statements of the applicable MML Series Investment Funds II, or Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority owned, indirect subsidiary of MassMutual, are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five listed above Allocation Funds are diversified and a shareholder's interest is limited to the MML Series Investment Funds, MML Series Investment Funds II or Oppenheimer Funds in which the shares are invested. The American Funds Core Allocation Fund, American Funds Growth Fund and American Funds International Fund invest all of their investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company. The financial statements of the applicable American Funds Insurance Series are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov.

Each Fund, other than the Concentrated Growth Fund, Global Fund, American Funds Core Allocation Fund, American Funds Growth Fund and American Funds International Fund offers two classes of shares: Initial Class and Service Class shares. The Concentrated Growth Fund and Global Fund offer three classes of shares: Class I, Class II and Service Class I shares. The American Funds Core Allocation Fund, American Funds Growth Fund and American Funds International Fund offer one class of shares: Service Class I shares. Service Class shares and Service Class I shares commenced operations on August 15, 2008. Each share class invests in the same portfolio of assets. The principal

Notes to Financial Statements (Continued)

difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation  Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds are valued at their net asset value as reported on each business day. Swaps are marked to market daily based upon values from third party vendors or market makers to the extent available or model prices. Valuations received from third party vendors are determined using various valuation systems and models based on the type of instrument. The underlying inputs and market data used in such models may include broker quotes, market indices and yield curves, counterparty information, foreign exchange rates and other market data. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent, or as noted above, are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees.

Securities are typically valued on the basis of their readily available market quotations furnished by pricing services authorized by the Trustees. However, in certain cases, market quotations for a specific portfolio security are readily available, but the authorized pricing service may not provide a price for that security, or the price provided by such authorized pricing service is deemed unreliable by the investment adviser or sub-adviser. In such cases, market quotations provided by an established market maker for that security (i.e. broker quotes) may be used to value the security if the investment adviser has reason to believe such quotations are reasonably likely to be reliable.

In addition, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available, or is not deemed reliable by the investment adviser, or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of foreign securities held by the Trust. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Notes to Financial Statements (Continued)

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 established a three-tier hierarchy to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, such as those experienced in fiscal 2008, the observability of prices and inputs may be reduced for many instruments. This condition could cause a security to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Exchange traded equity securities, common and preferred stock. Securities are generally valued based on quoted prices from the exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to the similar publicly traded securities and would be categorized as Level 2 of the fair value hierarchy. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and the

Notes to Financial Statements (Continued)

movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities. The fair value of asset backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield , and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government securities. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Accordingly, U.S. government securities are normally categorized in Level 2 of the fair value hierarchy.

U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued using quoted market prices. Mortgage pass-throughs include To Be Announced ("TBA") securities and mortgage pass-through certificates. TBA securities are generally valued using quoted market prices.

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

The following is the aggregate value by input level as of December 31, 2008 for the Funds' investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset Allocation Fund	$88,795,224	$51,017,500	$2,235,093	$142,047,817
Equity Income Fund	338,333,506	21,363,711	-	359,697,217
Income & Growth Fund	76,647,161	164,660	-	76,811,821
Growth & Income Fund	130,733,977	3,528,129	-	134,262,106
Blue Chip Growth Fund	163,874,348	8,290,673	-	172,165,021
Large Cap Growth Fund	36,058,749	545,483	-	36,604,232
Concentrated Growth Fund	78,556,944	2,093,089	-	80,650,033
Mid Cap Value Fund	287,493,373	3,415,880	-	290,909,253
Mid Cap Growth Fund	177,524,609	9,879,762	-	187,404,371
Small/Mid Cap Value Fund	133,869,215	2,451,634	-	136,320,849
Small Cap Index Fund	34,444,290	814,585	-	35,258,875
Global Fund	13,387,563	10,879,751	-	24,267,314
Foreign Fund	38,520,403	171,827,139	-	210,347,542

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Conservative Allocation Fund	$91,313,879	$-	$-	$91,313,879
Balanced Allocation Fund	137,929,612	-	-	137,929,612
Moderate Allocation Fund	398,577,454	-	-	398,577,454
Growth Allocation Fund	539,136,408	-	-	539,136,408
Aggressive Allocation Fund	28,455,254	-	-	28,455,254
American Funds Core Allocation Fund	67,887,883	-	-	67,887,883
American Funds Growth Fund	6,049,081	-	-	6,049,081
American Funds International Fund	6,379,032	-	-	6,379,032
	Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset Allocation Fund	$-	$(314)	$-	$(314)
Mid Cap Value Fund	-	(61,909)	-	(61,909)
Small Cap Index Fund	33,503	-	-	33,503

*  Other financial instruments include future and forwards.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities
	Balance as of 12/31/07	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation (depreciation)	Net purchases/ sales	Net transfers in and/or out of Level 3	Balance as of 12/31/08	Net change in unrealized appreciation (depreciation) from investments still held as of 12/31/08
Asset Allocation Fund	$10,287,254	$(25)	$(1,607,619)	$(4,179,449)	$(2,265,068)	$2,235,093	$(680,212)
Mid Cap Growth Fund	108,690	-	(11,000)	(97,690)	-	-	(11,000)

Securities Lending  Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

The Funds had no securities on loan at December 31, 2008.

Notes to Financial Statements (Continued)

The Funds receive, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2008, the Funds earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Asset Allocation Fund	$138,544	$105,778	$32,766
Equity Income Fund	246,397	191,376	55,021
Income & Growth Fund	103,909	88,478	15,431
Growth & Income Fund	174,543	132,816	41,727
Blue Chip Growth Fund	21,903	19,578	2,325
Large Cap Growth Fund	34,254	30,237	4,017
Concentrated Growth Fund	38,075	34,095	3,980
Mid Cap Value Fund	525,631	433,517	92,114
Mid Cap Growth Fund	477,267	378,432	98,835
Small/Mid Cap Value Fund	477,265	374,618	102,647
Small Cap Index Fund	106,415	72,840	33,575
Global Fund	21,658	15,426	6,232
Foreign Fund	153,028	113,411	39,617
	$2,518,889	$1,990,602	$528,287

Repurchase Agreements  Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

  The Fund(s) had repurchase agreements as shown in the Portfolios of Investments at December 31, 2008.

Accounting for Investment Transactions  Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Federal Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders  Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation  The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

  Forward Foreign Currency Contracts  Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2008:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Allocation Fund
BUYS
1/16/09	Japanese Yen	3,939,075	$45,000	$43,464	$(1,536)
1/16/09	Japanese Yen	2,716,100	30,918	29,969	(949)
					$(2,485)
SELLS
1/16/09	British Pound	20,000	30,918	28,747	$2,171

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Mid Cap Value Fund
BUYS
1/30/09	Canadian Dollar	11,996	9,556	9,713	$157
1/30/09	Euro	57,825	79,184	80,290	1,106
					$1,263
SELLS
1/30/09	Canadian Dollar	7,131,066	5,770,053	5,773,778	$(3,725)
1/30/09	Euro	657,119	852,952	912,399	(59,447)
					$(63,172)

Financial Futures Contracts  A Fund may enter into futures contracts, including commodity futures contracts, stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. Futures contracts are contracts for delayed delivery of securities or commodities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

A Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses.

The Fund(s) listed in the following table had open futures contracts at December 31, 2008:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Small Cap Index Fund
BUYS 14	Russell E Mini 2000 Index	3/20/09	$697,052	$33,503

Notes to Financial Statements (Continued)

Delayed Delivery Transactions, When-Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when-issued" or delayed delivery or on a forward commitment basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

The Fund(s) had securities purchased on a forward commitment basis as shown in the Portfolios of Investments at December 31, 2008.

Dollar Roll Transactions  The Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed security to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio. The Funds account for dollar roll transactions as purchases and sales. If certain criteria are met, these dollar roll transactions may be considered a financing transaction whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Allocation of Operating Activity  In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, American Funds Core Allocation Fund, American Funds Growth Fund and American Funds International Fund will also incur certain fees and

Notes to Financial Statements (Continued)

expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund, except American Funds Growth Fund and American Funds International Fund, may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities  The Global Fund invests a significant amount of its assets and the Foreign Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Restricted Securities  Certain securities are illiquid and restricted as to resale. They have been valued in good faith under procedures established by the Trustees, taking into consideration such factors as the Trustees deem appropriate. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these securities held at December 31, 2008 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Fund's Net Assets
Asset Allocation Fund	$3,036,441	$2,235,093	1.6%

3.  Management Fees and Other Transactions

Investment Management Fees  Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Asset Allocation Fund	0.55%	Global Fund	0.60%

Equity Income Fund	0.75%	Foreign Fund	0.89%

Income & Growth Fund	0.65%	Conservative Allocation Fund	0.10%

Growth & Income Fund	0.50%	Balanced Allocation Fund	0.10%

Blue Chip Growth Fund	0.75%	Moderate Allocation Fund	0.10%

Large Cap Growth Fund	0.65%	Growth Allocation Fund	0.10%

Concentrated Growth Fund	0.60%	Aggressive Allocation Fund	0.10%

Mid Cap Value Fund	0.84%	American Funds Core Allocation Fund	0.20%

Mid Cap Growth Fund	0.77%	American Funds Growth Fund	0.15%

Small/Mid Cap Value Fund	0.75%	American Funds International Fund	0.15%

Small Cap Index Fund	0.35%

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Capital Guardian Trust Company for the Asset Allocation Fund and Growth & Income Fund, T. Rowe Price Associates, Inc. for the Equity Income Fund, Blue Chip Growth Fund and Mid Cap Growth Fund, American Century Investment Management, Inc. for the Income & Growth Fund and Mid Cap Value Fund, AllianceBernstein L.P. for the Large Cap Growth Fund and Small/Mid Cap Value Fund, Legg Mason Capital Management, Inc. for the Concentrated Growth Fund, Northern Trust Investments, N.A. for the Small Cap Index Fund, Neuberger Berman Management, Inc. for the Global Fund, and Templeton Investment Counsel, LLC for the Foreign Fund. Prior to May 1, 2008,

Notes to Financial Statements (Continued)

Goldman Sachs Asset Management L.P. served as a co-sub-adviser to the Small/Mid Cap Value Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds' sub-advisory fees are paid out of the management fees previously disclosed above.

Administration Fees  For the Concentrated Growth Fund and Global Fund, under a separate administrative and shareholder services agreement between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Service Class I
Concentrated Growth Fund	0.24%	0.14%	0.24%
Global Fund	0.28%	0.18%	0.28%
American Funds Core Allocation Fund	N/A	N/A	0.25%
American Funds Growth Fund	N/A	N/A	0.25%
American Funds International Fund	N/A	N/A	0.25%

Distribution and Service Fees  MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a 12b-1 Plan adopted by the Funds, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Service Class shares and Service Class I shares of each Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers  MassMutual agreed to cap the fees and expenses of the Funds (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), based upon each Fund's average daily net assets, as follows:

Asset Allocation Fund		Global Fund

Initial Class*	0.57%	Class I**#	0.90%

Equity Income Fund		Class II*** #	0.80%

Initial Class*	0.85%	Service Class I##	1.15%

Income & Growth Fund		Foreign Fund

Initial Class*	0.70%	Initial Class*	1.02%

Growth & Income Fund		Conservative Allocation Fund^^

Initial Class*	0.52%	Initial Class#	0.20%

Blue Chip Growth Fund		Service Class##	0.45%

Initial Class*	0.85%	Balanced Allocation Fund^^

Large Cap Growth Fund		Initial Class#	0.20%

Initial Class*	0.73%	Service Class##	0.45%

Concentrated Growth Fund		Moderate Allocation Fund^^

Class I*	0.76%	Initial Class#	0.20%

Class II*	0.66%	Service Class##	0.45%

Notes to Financial Statements (Continued)

Mid Cap Value Fund		Growth Allocation Fund^^

Initial Class*	0.93%	Initial Class#	0.20%

Mid Cap Growth Fund		Service Class##	0.45%

Initial Class*	0.85%	Aggressive Allocation Fund^^

Small/Mid Cap Value Fund		Initial Class#	0.20%

Initial Class*	0.88%	Service Class##	0.45%

Small Cap Index Fund		American Funds Core Allocation Fund^^##	0.75%

Initial Class*	0.45%	American Funds Growth Fund^##	0.70%

		American Funds International Fund^##	0.70%

*  Expense cap in effect through April 30, 2008.

**   Prior to May 1, 2008, expense cap was 0.71%.

***   Prior to May 1, 2008, expense cap was 0.61%.

^   Expense cap excludes Master Fund fees and expenses.

^^   Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

#   Expense cap in effect through April 30, 2009.

##   Expense cap in effect through May 2, 2010.

Indirect Expenses  The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, American Funds Growth Fund, American Funds International Fund and American Funds Core Allocation Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the year ended December 31, 2008, these expenses were as follows based upon each Fund's average daily net assets:

Indirect Operating Expenses
Aggressive Allocation Fund	0.80%
Balanced Allocation Fund	0.66%
Conservative Allocation Fund	0.63%
Growth Allocation Fund	0.74%
Moderate Allocation Fund	0.70%
American Funds Core Allocation	0.35%
American Funds Growth Fund	0.31%
American Funds International Fund	0.48%

Rebated Brokerage Commissions  The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2008, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Asset Allocation Fund	$8,184
Growth & Income Fund	12,990
Blue Chip Growth Fund	2,232
Large Cap Growth Fund	5,485
Concentrated Growth Fund	25,714
Global Fund	5,478
Foreign Fund	2,303

Deferred Compensation  Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2008, no significant amounts have been deferred.

Other  Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Allocation Fund	$43,482,932	$89,366,303	$53,139,033	$118,711,542
Equity Income Fund	-	277,144,996	-	116,520,773
Income & Growth Fund	-	67,983,302	-	92,588,690
Growth & Income Fund	-	98,386,724	-	134,630,128
Blue Chip Growth Fund	-	211,916,530	-	38,027,234
Large Cap Growth Fund	-	47,336,241	-	57,702,096
Concentrated Growth Fund	-	177,072,110	-	94,950,633
Mid Cap Value Fund	-	679,489,044	-	675,127,027
Mid Cap Growth Fund	-	92,924,496	-	75,115,729
Small/Mid Cap Value Fund	-	287,052,590	-	293,183,981
Small Cap Index Fund	-	11,170,927	-	17,807,417
Global Fund	-	24,873,125	-	31,951,831
Foreign Fund	-	39,372,902	-	27,423,211
Conservative Allocation Fund	-	113,799,084	-	13,326,775
Balanced Allocation Fund	-	174,853,324	-	13,060,982
Moderate Allocation Fund	-	508,782,614	-	34,026,491
Growth Allocation Fund	-	715,439,893	-	37,259,013
Aggressive Allocation Fund - 43,133,897 - 3,476,177 American Funds Core Allocation Fund	-	69,162,344	-	184,092
American Funds Growth Fund	-	6,185,421	-	108,605
American Funds International Fund	-	6,431,159	-	164,784

5.  Capital Share Transactions  Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Asset Allocation Fund Initial Class
Sold	1,144,356	$10,158,461	2,232,214	$23,609,649
Issued as reinvestment of dividends	18,085	160,237	1,257,964	12,776,466
Redeemed	(7,177,836)	(61,137,624)	(3,584,268)	(38,089,344)
Net increase (decrease)	(6,015,395)	$(50,818,926)	(94,090)	$(1,703,229)
Asset Allocation Fund Service Class*
Sold	266,060	$1,871,889
Issued as reinvestment of dividends	9	80
Redeemed	(11,316)	(88,978)
Net increase (decrease)	254,753	$1,782,991
Equity Income Fund Initial Class
Sold	22,907,840	$196,839,206	9,072,256	$103,484,328
Issued as reinvestment of dividends	609,214	5,677,874	1,639,765	18,082,042
Redeemed	(6,791,713)	(59,577,822)	(2,191,889)	(25,074,619)
Net increase (decrease)	16,725,341	$142,939,258	8,520,132	$96,491,751
Equity Income Fund Service Class*
Sold	926,625	$6,384,317
Issued as reinvestment of dividends	143	1,337
Redeemed	(2,047)	(15,371)
Net increase (decrease)	924,721	$6,370,283

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Income & Growth Fund Initial Class
Sold	460,852	$4,128,895	603,651	$6,874,369
Issued as reinvestment of dividends	973	8,780	952,868	10,089,142
Redeemed	(3,694,949)	(31,650,440)	(3,284,420)	(37,382,175)
Net increase (decrease)	(3,233,124)	$(27,512,765)	(1,727,901)	$(20,418,664)
Income & Growth Fund Service Class*
Sold	99,575	$674,194
Issued as reinvestment of dividends	1	8
Redeemed	(2,236)	(14,441)
Net increase (decrease)	97,340	$659,761
Growth & Income Fund Initial Class
Sold	1,302,080	$10,720,017	1,194,894	$12,781,800
Issued as reinvestment of dividends	–	–	1,405,802	14,369,404
Redeemed	(6,109,870)	(49,293,838)	(4,303,289)	(46,430,568)
Net increase (decrease)	(4,807,790)	$(38,573,821)	(1,702,593)	$(19,279,364)
Growth & Income Fund Service Class*
Sold	234,898	$1,415,855
Issued as reinvestment of dividends	-	-
Redeemed	(9,879)	(57,670)
Net increase (decrease)	225,019	$1,358,185
Blue Chip Growth Fund Initial Class
Sold	21,459,118	$191,946,833	828,780	$9,563,460
Issued as reinvestment of dividends	-	-	21,776	255,874
Redeemed	(1,991,923)	(18,379,223)	(828,243)	(9,475,746)
Net increase (decrease)	19,467,195	$173,567,610	22,313	$343,588
Blue Chip Growth Fund Service Class*
Sold	268,784	$1,900,268
Issued as reinvestment of dividends	-	-
Redeemed	(2,862)	(17,993)
Net increase (decrease)	265,922	$1,882,275
Large Cap Growth Fund Initial Class
Sold	333,972	$2,962,899	337,150	$3,633,481
Issued as reinvestment of dividends	-	-	10,013	112,565
Redeemed	(1,485,277)	(13,641,198)	(1,588,675)	(17,104,606)
Net increase (decrease)	(1,151,305)	$(10,678,299)	(1,241,512)	$(13,358,560)
Large Cap Growth Fund Service Class*
Sold	35,202	$264,394
Issued as reinvestment of dividends	-	-
Redeemed	(75)	(494)
Net increase (decrease)	35,127	$263,900
Concentrated Growth Fund Class I
Sold	12,217,456	$96,454,865	583,231	$6,826,400
Issued as reinvestment of dividends	-	-	116,066	1,337,045
Redeemed	(990,047)	(7,315,084)	(308,206)	(3,499,152)
Net increase (decrease)	11,227,409	$89,139,781	391,091	$4,664,293
Concentrated Growth Fund Class II
Sold	274,234	$2,024,368	343,761	$4,028,201
Issued as reinvestment of dividends	-	-	315,347	3,637,301
Redeemed	(1,353,916)	(11,157,601)	(1,438,130)	(16,112,976)
Net increase (decrease)	(1,079,682)	$(9,133,233)	(779,022)	$(8,447,474)
Concentrated Growth Fund Service Class I**
Sold	114,491	$575,717
Issued as reinvestment of dividends	-	-
Redeemed	(3,542)	(14,624)
Net increase (decrease)	110,949	$561,093

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Mid Cap Value Fund Initial Class
Sold	9,052,649	$73,016,405	9,775,681	$105,220,314
Issued as reinvestment of dividends	1,756	15,668	5,460,605	53,731,437
Redeemed	(11,119,427)	(91,480,762)	(4,320,403)	(47,805,952)
Net increase (decrease)	(2,065,022)	$(18,448,689)	10,915,883	$111,145,799
Mid Cap Value Fund Service Class*
Sold	336,083	$2,269,205
Issued as reinvestment of dividends	- †	4
Redeemed	(6,879)	(46,681)
Net increase (decrease)	329,204	$2,222,528
Mid Cap Growth Fund Initial Class
Sold	8,519,444	$73,210,199	1,588,498	$18,019,237
Issued as reinvestment of dividends	449,493	4,530,894	1,241,882	14,127,242
Redeemed	(6,542,565)	(59,879,946)	(5,666,290)	(63,190,964)
Net increase (decrease)	2,426,372	$17,861,147	(2,835,910)	$(31,044,485)
Mid Cap Growth Fund Service Class*
Sold	592,720	$3,914,002
Issued as reinvestment of dividends	167	1,688
Redeemed	(20,769)	(152,722)
Net increase (decrease)	572,118	$3,762,968
Small/Mid Cap Value Fund Initial Class
Sold	3,475,071	$21,619,591	11,769,574	$112,506,376
Issued as reinvestment of dividends	-	-	280,603	2,368,286
Redeemed	(5,068,106)	(36,506,735)	(2,451,427)	(24,066,689)
Net increase (decrease)	(1,593,035)	$(14,887,144)	9,598,750	$90,807,973
Small/Mid Cap Value Fund Service Class*
Sold	304,116	$1,549,372
Issued as reinvestment of dividends	-	-
Redeemed	(9,669)	(50,543)
Net increase (decrease)	294,447	$1,498,829
Small Cap Index Fund Initial Class
Sold	467,450	$3,859,193	408,168	$4,273,953
Issued as reinvestment of dividends	62,378	576,998	298,903	2,949,832
Redeemed	(1,458,848)	(11,925,793)	(1,353,796)	(14,251,782)
Net increase (decrease)	(929,020)	$(7,489,602)	(646,725)	$(7,027,997)
Small Cap Index Fund Service Class*
Sold	195,727	$1,289,318
Issued as reinvestment of dividends	115	1,067
Redeemed	(13,019)	(84,299)
Net increase (decrease)	182,823	$1,206,086
Global Fund Class I
Sold	209,151	$1,765,042	113,374	$1,243,680
Issued as reinvestment of dividends	4,177	36,256	52,305	549,801
Redeemed	(231,855)	(1,856,110)	(102,763)	(1,130,522)
Net increase (decrease)	(18,527)	$(54,812)	62,916	$662,959
Global Fund Class II
Sold	76,846	$612,808	204,860	$2,286,187
Issued as reinvestment of dividends	14,570	126,610	231,585	2,434,831
Redeemed	(1,108,406)	(9,458,300)	(1,150,601)	(12,644,093)
Net increase (decrease)	(1,016,990)	$(8,718,882)	(714,156)	$(7,923,075)
Global Fund Service Class I**
Sold	49,957	$318,346
Issued as reinvestment of dividends	48	416
Redeemed	(4,276)	(23,907)
Net increase (decrease)	45,729	$294,855

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Foreign Fund Initial Class
Sold	3,952,609	$39,001,328	8,943,938	$107,366,916
Issued as reinvestment of dividends	12,070	118,041	1,107,873	13,319,538
Redeemed	(4,341,881)	(40,021,798)	(3,231,872)	(38,216,434)
Net increase (decrease)	(377,202)	$(902,429)	6,819,939	$82,470,020
Foreign Fund Service Class*
Sold	250,322	$1,802,105
Issued as reinvestment of dividends	4	40
Redeemed	(13,466)	(106,957)
Net increase (decrease)	236,860	$1,695,188
Conservative Allocation Fund Initial Class
Sold	7,958,581	$75,250,754	15,000	$150,000
Issued as reinvestment of dividends	117	1,149	296	2,986
Redeemed	(1,490,223)	(13,645,670)	-	-
Net increase (decrease)	6,468,475	$61,606,233	15,296	$152,986
Conservative Allocation Fund Service Class*
Sold	4,783,762	$38,171,073
Issued as reinvestment of dividends	- †	3
Redeemed	(59,201)	(472,282)
Net increase (decrease)	4,724,561	$37,698,794
Balanced Allocation Fund Initial Class
Sold	12,840,812	$121,550,834	15,000	$150,000
Issued as reinvestment of dividends	156	1,504	321	3,233
Redeemed	(1,181,507)	(10,361,516)	-	-
Net increase (decrease)	11,659,461	$111,190,822	15,321	$153,233
Balanced Allocation Fund Service Class*
Sold	6,510,353	$49,018,020
Issued as reinvestment of dividends	- †	2
Redeemed	(13,555)	(96,489)
Net increase (decrease)	6,496,798	$48,921,533
Moderate Allocation Fund Initial Class
Sold	35,999,869	$336,634,207	15,000	$150,000
Issued as reinvestment of dividends	184	1,740	334	3,353
Redeemed	(1,351,626)	(11,238,400)	-	-
Net increase (decrease)	34,648,427	$325,397,547	15,334	$153,353
Moderate Allocation Fund Service Class*
Sold	20,357,455	$145,932,433
Issued as reinvestment of dividends	- †	1
Redeemed	(130,295)	(927,429)
Net increase (decrease)	20,227,160	$145,005,005
Growth Allocation Fund Initial Class
Sold	54,699,995	$501,919,743	15,000	$150,000
Issued as reinvestment of dividends	235	2,157	337	3,383
Redeemed	(1,458,784)	(11,761,129)	-	-
Net increase (decrease)	53,241,446	$490,160,771	15,337	$153,383
Growth Allocation Fund Service Class*
Sold	27,726,524	$183,679,355
Issued as reinvestment of dividends	- †	1
Redeemed	(22,047)	(155,181)
Net increase (decrease)	27,704,477	$183,524,175
Aggressive Allocation Fund Initial Class
Sold	4,235,589	$37,812,789	15,000	$150,000
Issued as reinvestment of dividends	267	2,396	338	3,387
Redeemed	(272,130)	(2,307,788)	-	-
Net increase (decrease)	3,963,726	$35,507,397	15,338	$153,387

Notes to Financial Statements (Continued)

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Aggressive Allocation Fund Service Class*
Sold	659,414	$4,017,427
Issued as reinvestment of dividends	1	8
Redeemed	(15,803)	(101,106)
Net increase (decrease)	643,612	$3,916,329
American Funds Core Allocation Fund Service Class I**
Sold	8,776,525	$67,394,040
Issued as reinvestment of dividends	-	-
Redeemed	(16,261)	(122,361)
Net increase (decrease)	8,760,264	$67,271,679
American Funds Growth Fund Service Class I**
Sold	962,569	$6,233,781
Issued as reinvestment of dividends	-	-
Redeemed	(6,455)	(39,715)
Net increase (decrease)	956,114	$6,194,066
American Funds International Fund Service Class I**
Sold	939,832	$6,401,985
Issued as reinvestment of dividends	-	-
Redeemed	(13,831)	(95,651)
Net increase (decrease)	926,001	$6,306,334

†   Amount rounds to less than 0.5 shares.

*  Service Class commenced operations on August 15, 2008.

**  Service Class I commenced operations on August 15, 2008.

6.  Federal Income Tax Information  At December 31, 2008, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$176,223,632	$2,996,488	$(37,172,303)	$(34,175,815)
Equity Income Fund	502,524,934	4,119,370	(146,947,087)	(142,827,717)
Income & Growth Fund	100,193,752	3,088,609	(26,470,540)	(23,381,931)
Growth & Income Fund	179,608,905	2,286,480	(47,633,279)	(45,346,799)
Blue Chip Growth Fund	213,974,665	1,771,916	(43,581,560)	(41,809,644)
Large Cap Growth Fund	47,613,774	839,204	(11,848,746)	(11,009,542)
Concentrated Growth Fund	111,260,257	811,813	31,422,037	(30,610,224)
Mid Cap Value Fund	374,701,098	7,315,038	(91,106,883)	(83,791,845)
Mid Cap Growth Fund	260,146,271	7,644,512	(80,386,412)	(72,741,900)
Small/Mid Cap Value Fund	204,177,305	3,557,658	(71,414,114)	(67,856,456)
Small Cap Index Fund	55,193,731	1,296,648	(21,231,504)	(19,934,856)
Global Fund	32,069,501	674,592	(8,476,779)	(7,802,187)
Foreign Fund	312,959,573	4,852,233	(107,464,264)	(102,612,031)
Conservative Allocation Fund	100,646,695	162,055	(9,494,871)	(9,332,816)
Balanced Allocation Fund	161,964,610	53,759	(24,088,757)	(24,034,998)
Moderate Allocation Fund	474,967,401	149,633	(76,539,580)	(76,389,947)
Growth Allocation Fund	678,345,484	64,756	(139,273,832)	(139,209,076)
Aggressive Allocation Fund	39,790,265	-	(11,335,011)	(11,335,011)
American Funds Core Allocation Fund	69,127,770	44,061	(1,283,948)	(1,239,887)
American Funds Growth Fund	6,221,658	-	(172,577)	(172,577)
American Funds International Fund	6,407,466	-	(28,434)	(28,434)

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2008, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2014	Expiring 2015	Expiring 2016
Asset Allocation Fund	$-	$-	$35,566,452
Equity Income Fund	-	-	13,622,103
Income & Growth Fund	-	-	13,430,089
Growth & Income Fund	-	-	53,443,635
Blue Chip Growth Fund	216,675	-	8,050,709
Large Cap Growth Fund	527,453	-	5,338,597
Concentrated Growth Fund	-	-	31,910,748
Mid Cap Value Fund	-	-	46,532,382
Mid Cap Growth Fund	-	-	8,854,901
Small/Mid Cap Value Fund	4,049,171	46,032,150	-
Global Fund	-	-	7,420,704
Foreign Fund	-	-	1,308,609
American Funds Core Allocation Fund	-	-	483
American Funds International Fund	-		8,908

The following Fund(s) elected to defer to January 1, 2009, post-October capital losses:

Asset Allocation Fund	$5,711,707
Equity Income Fund	6,541,135
Income & Growth Fund	4,662,760
Growth & Income Fund	5,430,482
Blue Chip Growth Fund	7,320,459
Large Cap Growth Fund	1,420,839
Concentrated Growth Fund	16,328,702
Mid Cap Value Fund	11,472,444
Mid Cap Growth Fund	6,008,171
Small/Mid Cap Value Fund	11,934,115
Small Cap Index Fund	1,097,848
Global Fund	4,091,486
Foreign Fund	6,447,158
Conservative Allocation Fund	22,649
Aggressive Allocation Fund	40,592
American Funds Growth Fund	5,158

The Mid Cap Growth Fund has elected to defer to January 1, 2009, post-October currency losses in the amount of $6,114.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$160,317	$-	$-
Equity Income Fund	673,052	5,006,158	-
Income & Growth Fund	1,918	6,870	-
Mid Cap Value Fund	15,672	-	-
Mid Cap Growth Fund	801,909	3,730,673	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Small Cap Index Fund	-	578,065	-
Global Fund	2	163,279	-
Foreign Fund	118,081	-	-
Conservative Allocation Fund	4	1,147	-
Balanced Allocation Fund	-	1,506	-
Moderate Allocation Fund	-	1,741	-
Growth Allocation Fund	-	2,158	-
Aggressive Allocation Fund	-	2,404	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2007, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$8,838,949	$3,937,517	$-
Equity Income Fund	10,959,285	7,122,757	-
Income & Growth Fund	4,756,729	5,327,099	5,314
Growth & Income Fund	7,614,704	6,745,650	9,050
Blue Chip Growth Fund	234,912	-	20,962
Large Cap Growth Fund	112,565	-	-
Concentrated Growth Fund	3,244,044	1,730,302	-
Mid Cap Value Fund	49,295,888	4,435,549	-
Mid Cap Growth Fund	4,085,085	10,042,157	-
Small/Mid Cap Value Fund	2,320,011	-	48,275
Small Cap Index Fund	1,030,496	1,919,336	-
Global Fund	1,704,610	1,280,022	-
Foreign Fund	9,834,753	3,484,785	-
Conservative Allocation Fund	2,986	-	-
Balanced Allocation Fund	3,233	-	-
Moderate Allocation Fund	3,353	-	-
Growth Allocation Fund	3,383	-	-
Aggressive Allocation Fund	3,387	-	-

The following Fund(s) have elected to pass through foreign tax credit for the year ended December 31, 2008:

Foreign Fund	$952,007

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2008, temporary book and tax accounting differences were primarily attributable to investments in passive foreign investment companies and the deferral of wash sale losses.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$5,574,621	$(35,566,452)	$(5,734,437)	$(34,188,160)
Equity Income Fund	9,412,765	(13,622,103)	(6,573,167)	(142,829,577)
Income & Growth Fund	2,077,047	(13,430,089)	(4,676,889)	(23,381,931

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Growth & Income Fund	2,863,404	(53,443,635)	(5,455,190)	(45,346,799)
Blue Chip Growth Fund	248,540	(8,267,384)	(7,326,962)	(41,809,320)
Large Cap Growth Fund	196,021	(5,866,050)	(1,428,303)	(11,009,542)
Concentrated Growth Fund	348,748	(31,910,748)	(16,337,128)	(30,610,224)
Mid Cap Value Fund	7,295,283	(46,532,382)	(11,507,295)	(83,792,796)
Mid Cap Growth Fund	-	(8,854,901)	(6,040,101)	(72,741,917)
Small/Mid Cap Value Fund	2,129,627	(50,081,321)	(11,953,891)	(67,856,456)
Small Cap Index Fund	581,708	597,555	(1,104,327)	(19,934,872)
Global Fund	687,673	(7,420,704)	(4,096,350)	(7,804,532)
Foreign Fund	6,181,602	(1,308,609)	(6,473,915)	(102,645,107)
Conservative Allocation Fund	1,052,253	116,280	(23,937)	(9,332,816)
Balanced Allocation Fund	1,435,769	204,708	(2,313)	(24,034,998)
Moderate Allocation Fund	3,695,440	603,158	(6,818)	(76,389,947)
Growth Allocation Fund	3,236,041	1,130,691	-	(139,209,076)
Aggressive Allocation Fund	118,233	111,721	(42,054)	(11,335,011)
American Funds Core Allocation Fund	1,842,871	(483)	(505)	(1,239,887)
American Funds Growth Fund	63,511	-	(5,207)	(172,577)
American Funds International Fund	140,703	(8,908)	(49)	(28,434)

During the year ended December 31, 2008, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Investment Income (Loss)
Asset Allocation Fund	$(1)	$(403,570)	$403,571
Equity Income Fund	-	(675)	675
Income & Growth Fund	5,314	11,971	(17,285)
Growth & Income Fund	(11,620)	11,620	-
Blue Chip Growth Fund	-	25,675	(25,675)
Concentrated Growth Fund	(1)	14,409	(14,408)
Mid Cap Value Fund	-	348,167	(348,167)
Mid Cap Growth Fund	(492,103)	3,085	489,018
Small/Mid Cap Value Fund	(179,065)	389,028	(209,963)
Small Cap Index Fund	2	21,942	(21,944)
Global Fund	(4,599)	80,387	(75,788)
Foreign Fund	-	476,770	(476,770)
Conservative Allocation Fund	-	(13,143)	13,143
Balanced Allocation Fund	-	(26,792)	26,792
Moderate Allocation Fund	-	(79,525)	79,525
Growth Allocation Fund	-	(147,959)	147,959
Aggressive Allocation Fund	-	(12,900)	12,900

The Funds are subject to the provisions of FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have any unrecognized tax benefits at December 31, 2008, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2008, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax

Notes to Financial Statements (Continued)

authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.  Investment in Affiliated Issuers  A summary of the Funds' transactions in the securities of these issuers during the year ended December 31, 2008, was as follows:

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,329	1,458,052	91,278	1,368,103	$9,344,143	$-	$-
MML Equity Fund, Initial Class	440	519,313	32,339	487,414	6,652,590	-	-
MML Equity Income Fund, Initial Class	978	1,037,604	68,054	970,528	6,619,004	-	39,225
MML Inflation- Protected and Income Fund, Initial Class	2,971	2,153,500	311,682	1,844,789	17,562,392	448,243	-
MML Managed Bond Fund, Initial Class	3,155	2,251,467	411,266	1,843,356	22,084,926	539,564	-
MML Mid Cap Growth Fund, Initial Class	419	475,355	28,368	447,406	2,939,460	-	22,083
MML Mid Cap Value Fund, Initial Class	309	302,510	24,963	277,856	1,925,539	35	-
MML Small Cap Equity Fund, Initial Class	485	582,859	34,978	548,366	3,053,577	-	84
Oppenheimer Global Securities Fund, Non- Service Shares	168	204,294	12,075	192,387	3,888,148	7,107	31,228
Oppenheimer International Fund, Non- Service Shares	2,941	3,406,585	203,448	3,206,078	3,879,354	4,944	-
Oppenheimer Strategic Bond Fund, Non- Service Shares	4,253	3,295,357	323,052	2,976,558	13,364,746	91,393	21,119
					$91,313,879	$1,091,286	$113,739

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,197	1,870,762	23,529	1,848,430	$12,624,774	$-	$-
MML Concentrated Growth Fund, Class I	848	998,422	46,557	952,713	4,239,574	-	-
MML Equity Fund, Initial Class	502	846,181	10,582	836,101	11,411,740	-	-
MML Equity Income Fund, Initial Class	1,257	1,899,956	25,320	1,875,893	12,793,591	-	108,129
MML Inflation- Protected and Income Fund, Initial Class	2,971	3,267,577	507,760	2,762,788	26,301,740	851,399	-
MML Managed Bond Fund, Initial Class	1,893	2,068,407	413,101	1,657,199	19,854,616	557,341	-
MML Mid Cap Growth Fund, Initial Class	419	679,348	8,070	671,697	4,413,052	-	47,024
MML Mid Cap Value Fund, Initial Class	464	651,495	26,129	625,830	4,337,005	110	-
MML Small Cap Equity Fund, Initial Class	485	833,429	9,952	823,962	4,588,237	-	179
Oppenheimer Capital Appreciation Fund, Non- Service Shares	-	165,242	-	165,242	4,241,763	-	-
Oppenheimer Global Securities Fund, Non- Service Shares	168	292,439	3,680	288,927	5,839,220	8,754	38,462
Oppenheimer International Fund, Non- Service Shares	3,676	6,085,125	73,634	6,015,167	7,278,352	7,601	-
Oppenheimer Strategic Bond Fund, Non- Service Shares	4,253	4,862,342	410,927	4,455,668	20,005,948	112,668	26,035
					$137,929,612	$1,537,873	$219,829

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,329	5,916,500	33,738	5,884,091	$40,188,344	$-	$-
MML Concentrated Growth Fund, Class I	989	3,694,650	84,344	3,611,295	16,070,264	-	-
MML Equity Fund, Initial Class	502	2,408,810	13,474	2,395,838	32,700,202	-	-
MML Equity Income Fund, Initial Class	1,397	6,004,147	35,180	5,970,364	40,717,880	-	355,221
MML Inflation- Protected and Income Fund, Initial Class	2,229	7,130,670	1,214,448	5,918,451	56,343,650	1,927,006	-
MML Managed Bond Fund, Initial Class	1,893	6,038,495	1,301,953	4,738,435	56,770,372	1,650,889	-
MML Mid Cap Growth Fund, Initial Class	419	1,934,281	10,640	1,924,060	12,641,077	-	138,936
MML Mid Cap Value Fund, Initial Class	618	2,492,702	103,034	2,390,286	16,564,683	436	-
MML Small Cap Equity Fund, Initial Class	485	2,376,782	17,198	2,360,069	13,142,058	-	528
MML Small Cap Growth Equity Fund, Initial Class	273	1,237,102	7,193	1,230,182	12,868,431	-	-
Oppenheimer Capital Appreciation Fund, Non- Service Shares	-	478,872	-	478,872	12,292,655	-	-
Oppenheimer Global Securities Fund, Non- Service Shares	210	1,040,794	5,871	1,035,133	20,920,047	31,428	138,092
Oppenheimer International Fund, Non- Service Shares	5,147	24,265,961	131,384	24,139,724	29,209,066	30,537	-
Oppenheimer Strategic Bond Fund, Non- Service Shares	2,836	9,469,774	976,235	8,496,375	38,148,725	216,057	49,926
					$398,577,454	$3,856,353	$682,703

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,728	10,221,992	4,020	10,219,700	$69,800,549	$-	$-
MML Concentrated Growth Fund, Class I	1,272	6,119,948	49,600	6,071,620	27,018,709	-	-
MML Equity Fund, Initial Class	628	4,001,964	1,570	4,001,022	54,608,969	-	-
MML Equity Income Fund, Initial Class	1,677	9,626,567	51,401	9,576,843	65,314,072	-	657,878
MML Inflation- Protected and Income Fund, Initial Class	1,337	6,080,439	1,351,738	4,730,038	45,029,959	1,779,505	-
MML Managed Bond Fund, Initial Class	1,010	4,573,442	1,204,115	3,370,337	40,379,427	1,296,049	-
MML Mid Cap Growth Fund, Initial Class	558	3,428,072	1,248	3,427,382	22,517,900	-	285,472
MML Mid Cap Value Fund, Initial Class	618	3,402,443	209,653	3,193,408	22,130,318	673	-
MML Small Cap Equity Fund, Initial Class	646	4,298,175	93,669	4,205,152	23,416,409	-	1,087
MML Small Cap Growth Equity Fund, Initial Class	273	1,665,468	22,107	1,643,634	17,193,387	-	-
Oppenheimer Capital Appreciation Fund, Non- Service Shares	-	846,394	-	846,394	21,726,933	-	-
Oppenheimer Global Securities Fund, Non- Service Shares	252	1,660,873	611	1,660,514	33,558,979	61,317	269,418
Oppenheimer International Fund, Non- Service Shares	7,353	46,096,215	16,443	46,087,125	55,765,421	70,890	-
Oppenheimer Strategic Bond Fund, Non- Service Shares	2,268	10,683,000	1,626,164	9,059,104	40,675,376	280,591	64,838
					$539,136,408	$3,489,025	$1,278,693

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions
Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,861	597,531	27,713	571,679	$3,904,568	$-	$-
MML Concentrated Growth Fund, Class I	1,413	413,622	36,906	378,129	1,682,676	-	-
MML Equity Fund, Initial Class	628	215,939	8,513	208,054	2,839,685	-	-
MML Equity Income Fund, Initial Class	1,677	535,072	37,992	498,757	3,401,521	-	47,179
MML Inflation- Protected and Income Fund, Initial Class	594	161,504	54,075	108,023	1,028,382	60,151	-
MML Managed Bond Fund, Initial Class	379	103,711	38,948	65,142	780,449	34,010	-
MML Mid Cap Growth Fund, Initial Class	838	280,936	14,351	267,423	1,756,967	-	31,120
MML Mid Cap Value Fund, Initial Class	773	243,595	37,032	207,336	1,436,839	61	-
MML Small Cap Equity Fund, Initial Class	808	298,653	25,472	273,989	1,525,710	-	98
MML Small Cap Growth Equity Fund, Initial Class	455	153,907	11,788	142,574	1,491,412	-	-
Oppenheimer Capital Appreciation Fund, Non- Service Shares	-	44,352	-	44,352	1,138,528	-	-
Oppenheimer Global Securities Fund, Non- Service Shares	378	135,539	6,202	129,715	2,621,547	9,920	43,588
Oppenheimer International Fund, Non- Service Shares	10,294	3,500,937	154,447	3,356,784	4,061,709	10,703	-
Oppenheimer Strategic Bond Fund, Non- Service Shares	851	236,583	62,543	174,891	785,261	11,417	2,638
					$28,455,254	$126,262	$124,623

Notes to Financial Statements (Continued)

8.  Indemnifications  Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.  Credit Risk  The Funds invest a portion of their assets, directly or indirectly, in structured securities of issuers backed by mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

10.  New Accounting Pronouncements  In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' use of, and accounting for, derivative instruments and the effect on the results of each Fund's operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

11.  Proxy Voting (Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

12.  Quarterly Reporting
(Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

13.  Trustees' Approval of Investment Advisory Contracts
(Unaudited)  At a meeting held on August 12, 2008, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust or MassMutual (the "Independent Trustees"), approved the Advisory Agreements for three new series of the MML Series Investment Fund, consisting of two feeder funds (the American Funds Growth Fund and the American Funds International Fund) and a fund of funds (the American Funds Core Allocation Fund), each of which invests in one or more series of the American Funds Insurance Series®, which are managed by Capital Research and Management Company ("Capital Research"), subject to approval by the shareholders of each Fund of the respective Advisory Agreement. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Advisory Agreements (the "Materials"). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Advisory Agreements, the Trustees considered the Materials and information discussed with representatives of MassMutual ("Management") at the meeting relating to MassMutual and the nature, scope and quality of services MassMutual would provide to the Funds. The Trustees noted the fact that since these were feeder funds and a fund of funds, Capital Research would be making investment decisions with respect to the Funds' assets, subject to MassMutual's oversight. The Trustees

Notes to Financial Statements (Continued)

examined MassMutual's ability to provide investment oversight, administrative and shareholders services to each Fund. The Trustees also considered the experience and qualifications of the personnel of MassMutual that would be performing, or overseeing the performance of, the services to be provided to each Fund and the needs of each Fund for administrative and shareholder services.

The Trustees considered a number of factors it believed would be relevant to the interest of the shareholders of the Funds. Such factors included: (i) the ability of MassMutual to monitor the operations and performance of Capital Guardian; (ii) the financial condition, stability and business strategy of MassMutual; (iii) the ability of MassMutual with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds; (iv) the profitability of MassMutual; (v) possible economies of scale; and (vi) any conditions affecting MassMutual's future provision of high quality services to the Funds.

Based on the foregoing, the Trustees determined that: (i) overall, they were satisfied with the nature, extent and quality of services expected to be provided under the Advisory Agreements, including the anticipated level of MassMutual's oversight of the Funds; (ii) MassMutual's projected levels of profitability from its relationship to the Funds were not excessive and the advisory fees payable under the Advisory Agreements and the Funds' total expenses were fair and reasonable; and (iii) the terms of the Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements.

Prior to the votes being taken to approve the Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Advisory Agreements took effect on August 15, 2008.

14.  Special Meeting of Shareholders (Unaudited)  A Special Meeting of Shareholders of the Trust was held on August 15, 2008. Notice of the meeting, and a Proxy Statement, were distributed on or about July 14, 2008 to shareholders of record as of June 10, 2008. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

(1) To elect Richard H. Ayers, Allan W. Blair, Mary E. Boland, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr. and Elaine A. Sarsynski as Trustees for an indefinite term of office.*

Proposal 1,		Shares	Shares For	%	Withhold	%
Election of Trustees:	Richard H. Ayers	392,658,693.506	375,395,173.010	95.603	17,263,520.496	4.397

	Allan W. Blair	392,658,693.506	375,756,833.774	95.696	16,901,859.732	4.304

	Mary E. Boland	392,658,693.506	374,877,132.116	95.471	17,781,561.390	4.529

	Richard W. Greene	392,658,693.506	375,357,324.809	95.594	17,301,368.697	4.406

	R. Alan Hunter, Jr.	392,658,693.506	375,640,324.701	95.666	17,018,368.805	4.334

	Robert E. Joyal	392,658,693.506	375,863,032.236	95.723	16,795,661.270	4.277

	F. William Marshall, Jr.	392,658,693.506	375,250,843.035	95.567	17,407,850.471	4.433

	Elaine A. Sarsynski	392,658,693.506	375,505,430.568	95.632	17,153,262.938	4.368

* Denotes Trust-wide proposal and voting results.

Notes to Financial Statements (Continued)

(2) To approve an Amendment to the Agreement and Declaration of Trust of the Trust to permit each Fund to issue additional classes of shares.

Proposal 2:	Shares	Shares For	%	Against	%	Abstain	%

Asset Allocation Fund	23,467,059.597	21,551,185.576	91.836	1,236,604.216	5.269	679,269.805	2.895

Equity Income Fund	40,416,589.667	37,503,865.899	92.793	2,074,878.772	5.134	837,844.996	2.073

Income & Growth Fund	13,259,288.423	11,739,329.975	88.537	883,065.123	6.660	636,893.325	4.803

Growth & Income Fund	25,380,577.699	23,106,860.708	91.042	1,750,499.109	6.897	523,217.882	2.061

Blue Chip Growth Fund	11,073,960.924	10,778,554.096	97.332	232,934.985	2.104	62,471.843	0.564

Large Cap Growth Fund	6,037,670.358	5,318,359.072	88.086	515,223.609	8.534	204,087.677	3.380

Mid Cap Value Fund	43,875,579.032	40,520,403.287	92.353	2,515,193.333	5.733	839,982.412	1.914

Mid Cap Growth Fund	25,578,329.048	23,099,848.424	90.310	1,852,886.529	7.244	625,594.095	2.446

Small/Mid Cap Value Fund	28,063,416.078	25,592,540.934	91.195	1,851,866.401	6.599	619,008.743	2.206

Small Cap Index Fund	5,710,504.801	5,088,333.940	89.105	410,073.444	7.181	212,097.417	3.714

Foreign Fund	29,838,823.439	27,005,966.858	90.506	2,017,957.058	6.763	814,899.523	2.731

Conservative Allocation Fund	2,933,303.904	2,327,339.099	79.342	533,288.689	18.180	72,676.116	2.478

Balanced Allocation Fund	5,922,567.952	5,559,531.142	93.870	280,168.759	4.731	82,868.051	1.399

Moderate Allocation Fund	18,083,042.665	15,538,340.928	85.928	1,764,041.275	9.755	780,660.462	4.317

Growth Allocation Fund	28,594,933.408	26,221,225.901	91.699	1,885,900.832	6.595	487,806.675	1.706

Aggressive Allocation Fund	2,504,750.163	2,260,902.337	90.265	243,847.826	9.735	0.000	0.000

(3) To approve an Amendment to the Agreement and Declaration of Trust of the Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval.

Proposal 2:	Shares	Shares For	%	Against	%	Abstain	%

Asset Allocation Fund	23,467,059.597	19,349,601.827	82.454	3,281,257.562	13.983	836,200.208	3.563

Equity Income Fund	40,416,589.667	34,677,658.513	85.801	4,714,212.622	11.664	1,024,718.532	2.535

Income & Growth Fund	13,259,288.423	10,436,197.211	78.709	2,078,400.695	15.675	744,690.517	5.616

Growth & Income Fund	25,380,577.699	20,515,316.376	80.831	3,980,824.451	15.684	884,436.872	3.485

Blue Chip Growth Fund	11,073,960.924	10,348,638.913	93.450	602,551.453	5.441	122,770.558	1.109

Large Cap Growth Fund	6,037,670.358	4,879,861.067	80.824	889,978.449	14.740	267,830.842	4.436

Concentrated Growth Fund	11,554,520.815	9,934,390.959	86.053	1,263,460.616	10.944	346,669.240	3.003

Mid Cap Value Fund	43,875,579.032	37,191,973.227	84.767	5,562,855.512	12.679	1,120,750.293	2.554

Mid Cap Growth Fund	25,578,329.048	21,375,157.861	83.567	3,360,180.978	13.137	842,990.209	3.296

Small/Mid Cap Value Fund	28,063,416.078	23,227,205.624	82.767	4,090,159.324	14.575	746,051.130	2.658

Small Cap Index Fund	5,710,504.801	4,514,104.220	79.049	903,110.394	15.815	293,290.187	5.136

Global Fund	4,622,156.046	3,842,358.528	83.129	655,982.095	14.192	123,815.423	2.679

Foreign Fund	29,838,823.439	24,464,144.125	81.988	4,454,838.390	14.929	919,840.924	3.083

Conservative Allocation Fund	2,933,303.904	2,027,741.187	69.128	905,562.717	30.872	0.000	0.000

Balanced Allocation Fund	5,922,567.952	5,104,409.256	86.186	792,328.224	13.378	25,830.472	0.436

Moderate Allocation Fund	18,083,042.665	13,469,244.074	74.485	3,585,911.173	19.831	1,027,887.418	5.684

Growth Allocation Fund	28,594,933.408	22,592,899.954	79.010	5,640,642.472	19.726	361,390.982	1.264

Aggressive Allocation Fund	2,504,750.163	1,538,218.909	61.412	777,916.544	31.058	188,614.710	7.530

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small/Mid Cap Value Fund, MML Small Cap Index Fund, MML Global Fund, MML Foreign Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund and MML American Funds International Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small/Mid Cap Value Fund (formerly MML Small Cap Value Fund), MML Small Cap Index Fund, MML Global Fund, MML Foreign Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund and MML American Funds International Fund (collectively the "Funds"), twenty-one of the funds comprising the MML Series Investment Fund (the "MML Trust"), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 1, 2006 (commencement of operations) to December 31, 2006 (except for MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund for which the period is the year ended December 31, 2008 and from the start of business August 31, 2007 through December 31, 2007 and MML American Funds Core Allocation Fund, MML American Funds Growth Fund and MML American Funds International Fund for which the period is from the start of business August 15, 2008 through December 31, 2008). These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 1, 2006 (commencement of operations) to December 31, 2006 (except for MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund and MML Aggressive Allocation Fund for which the period is the year ended December 31, 2008 and from the start of business August 31, 2007 through December 31, 2007 and MML American Funds Core Allocation Fund, MML American Funds Growth Fund and MML American Funds International Fund for which the period is from the start of business August 15, 2008 through December 31, 2008), in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 20, 2009

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2008; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 73	Chairman Trustee	Since 2005 Since 1999	Retired.	57	Chairman (since 2005), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

	Richard H. Ayers Age: 66	Trustee	Since 1999	Retired.	57	Director (since 2008), Celera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

	Allan W. Blair Age: 60	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57	Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Mary E. Boland Age: 69	Trustee	Since 1973	Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57	Trustee (since 1994), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	R. Alan Hunter, Jr. Age: 62	Trustee	Since 2003	Retired.	57	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	F. William Marshall, Jr. Age: 66	Trustee	Since 1996	Consultant (since 1999).	98 ***	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Interested Trustees	Name, Address*, and Age	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 63	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	59	^^	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2006),
						Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re. Group Ltd.

	Elaine A. Sarsynski^^^ Age: 53	Trustee	Since 2008	Executive Vice President (since 2005), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57	Trustee (since 2008), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Richard J. Byrne Age: 46	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	37

Nicholas H. Palmerino Age: 43	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JPMorgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.;
Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment
				Fund II (open-end investment company).	91

	Andrew M. Goldberg Age: 42	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	91

Philip S. Wellman Age: 44	Vice President and Chief Compliance Officer	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company);
Vice President and Chief Compliance Officer
(since 2007), MML Series Investment Fund II
				(open-end investment company).	91

	Stephen J. Brunette Age: 38	Vice President	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund II (open-end investment company).	37

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John E. Deitelbaum Age: 40	Vice President Secretary and Chief Legal Officer	Since 2006 (2006-2008)	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	91

Eric H. Wietsma Age: 42	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	91

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***  Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^  Mr. Joyal is an "Interested Person," as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^  MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^  Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#  The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2008 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Asset Allocation Fund	24.00%
Equity Income Fund	55.00%
Income & Growth Fund	24.00%
Mid Cap Value Fund	9.00%
Mid Cap Growth Fund	27.00%

Other Information (Unaudited)

Fund Expenses December 31, 2008

Expense Examples:	The following information is in regards to expenses for the six months ended December 31, 2008:
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2008.

Actual Expenses:	The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:	The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Allocation Fund
Initial Class	$1,000	0.63%	$773.30	$2.81	$1,022.00	$3.20
Service Class**	1,000	0.90%	769.00	3.02	1,015.60	4.56
Equity Income Fund
Initial Class	1,000	0.80%	743.40	3.51	1,021.10	4.06
Service Class**	1,000	1.06%	720.20	3.46	1,015.00	5.37
Income & Growth Fund
Initial Class	1,000	0.77%	740.60	3.37	1,021.30	3.91
Service Class**	1,000	1.03%	734.90	3.39	1,015.10	5.22
Growth & Income Fund
Initial Class	1,000	0.58%	693.90	2.47	1,022.20	2.95
Service Class**	1,000	0.84%	682.20	2.68	1,015.80	4.26

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.84%	$646.20	$3.48	$1,020.90	$4.27
Service Class**	1,000	1.10%	638.30	3.42	1,014.80	5.57
Large Cap Growth Fund
Initial Class	1,000	0.83%	673.00	3.49	1,021.00	4.22
Service Class**	1,000	1.13%	679.80	3.60	1,014.70	5.72
Concentrated Growth Fund
Class I	1,000	0.93%	495.00	3.49	1,020.50	4.72
Class II	1,000	0.82%	495.60	3.08	1,021.00	4.17
Service Class I**	1,000	1.19%	506.80	3.40	1,014.50	6.03
Mid Cap Value Fund
Initial Class	1,000	0.91%	832.00	4.19	1,020.60	4.62
Service Class**	1,000	1.16%	763.80	3.89	1,014.60	5.87
Mid Cap Growth Fund
Initial Class	1,000	0.84%	639.70	3.46	1,020.90	4.27
Service Class**	1,000	1.11%	639.10	3.45	1,014.80	5.62
Small/Mid Cap Value Fund
Initial Class	1,000	0.81%	682.80	3.43	1,021.10	4.12
Service Class**	1,000	1.07%	642.40	3.34	1,014.90	5.42
Small Cap Index Fund
Initial Class	1,000	0.60%	740.60	2.63	1,022.10	3.05
Service Class**	1,000	0.91%	682.50	2.91	1,015.50	4.61
Global Fund
Class I	1,000	0.90%	627.50	3.68	1,020.60	4.57
Class II	1,000	0.80%	632.90	3.28	1,021.10	4.06
Service Class I**	1,000	1.15%	667.90	3.64	1,014.60	5.82
Foreign Fund
Initial Class	1,000	0.98%	678.40	4.13	1,020.20	4.98
Service Class**	1,000	1.25%	710.10	4.06	1,014.20	6.33
Conservative Allocation Fund
Initial Class	1,000	0.20%	832.50	0.92	1,024.10	1.02
Service Class**	1,000	0.45%	831.50	1.57	1,017.30	2.28
Balanced Allocation Fund
Initial Class	1,000	0.20%	790.60	0.90	1,024.10	1.02
Service Class**	1,000	0.45%	790.60	1.53	1,017.30	2.28
Moderate Allocation Fund
Initial Class	1,000	0.14%	770.70	0.62	1,024.40	0.71
Service Class**	1,000	0.39%	769.10	1.31	1,017.50	1.98
Growth Allocation Fund
Initial Class	1,000	0.13%	725.50	0.56	1,024.50	0.66
Service Class**	1,000	0.39%	723.90	1.28	1,017.50	1.98

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.20%	$687.20	$0.85	$1,024.10	$1.02
Service Class**	1,000	0.45%	683.80	1.44	1,017.30	2.28
American Funds Core Allocation Fund
Service Class I**	1,000	0.75%	775.00	2.53	1,016.10	3.80
American Funds Growth Fund
Service Class I**	1,000	0.70%	636.00	2.17	1,016.30	3.55
American Funds International Fund
Service Class I**	1,000	0.70%	692.00	2.25	1,016.30	3.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2008, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**  Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund/Class on August 15, 2008, through December 31, 2008, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended December 31, 2008, multiplied by the number of days in the six month period and divided by the number of days in the year.

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

© 2009 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540a 209 RI01828

Item 2. Code of Ethics.

As of December 31, 2008, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2008, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Richard H. Ayers and R. Alan Hunter, Jr., both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ayers and Mr. Hunter are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2008 and 2007 were $640,253 and $495,500, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2008 and 2007.

(c)          TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2008 and 2007 were $38,400 and $130,750, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2008 and 2007.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2008 and 2007 were pre-approved by the committee.

(2) Not applicable.

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2008 and 2007 were $217,019 and $240,750, respectively.

(h)         The audit committee considers whether the provision of non-audit services to the Registrant’s adviser by Deloitte & Touche LLP that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/20/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/20/09

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/20/09